(17)(h) Semi-Annual Report to Shareholders for the period ended June 30, 2009

Transamerica Series Trust Semi-Annual Report
570 Carillon Parkway
St. Petersburg, FL 33716
Distributor: Transamerica Capital, Inc.
Customer Service: 1-800-851-9777
The following pages contain the most recent semi-annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.
If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,
On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. During the past six months, markets have oscillated from weakness in conjunction with investors’ continuing concerns over the health of the economy to strength in conjunction with investor optimism of recovery and bargain hunting. The equity markets touched new lows in March, and then subsequently rallied sharply. The period ended in June with markets stuck in a trading range as investors began to question the timing and strength of an economic recovery as data was mixed and unemployment remained at multi-decade highs. As investors have become skeptical regarding an economic recovery, the U.S. dollar’s negative momentum has slowed from earlier in 2009, and the dollar ended the period in a trading range versus the Euro, British pound, and the yen. Oil prices have come off of their highs of the year in concert with moderating dollar weakness. The Federal Reserve continues to keep the federal funds rate in a range of 0%-0.25%. Investors have become somewhat skeptical of the impact of the government stimulus package, as the unemployment rate continues to climb and reached 9.5% in June. Bargain hunting, particularly in prior months, has led to year-to-date gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks, and high yield bonds. For the six months ended June 30, 2009, the Dow Jones Industrial Average returned -2.01%, the Standard & Poor’s 500 Index returned 3.16%, and the Barclay’s Capital Aggregate U.S. Bond Index returned 1.90%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Series Trust	Transamerica Series Trust

Transamerica American Century Large Company Value VP
(UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica American Century Large Company Value VP
Initial Class	$1,000.00	$991.00	$4.34	$1,020.43	$4.41	0.88%
Service Class	1,000.00	991.00	5.58	1,019.19	5.66	1.13

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	94.2%
Repurchase Agreement	6.3
Other Assets and Liabilities — net(a)	(0.5)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

Transamerica Series Trust	Semi-Annual Report 2009

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 94.2%
Aerospace & Defense - 1.2%
Northrop Grumman Corp.	92,600	$4,230
Beverages - 2.1%
Coca-Cola Co.	137,100	6,579
Pepsi Bottling Group, Inc.	27,100	917
Biotechnology - 1.2%
Amgen, Inc. ‡	80,600	4,267
Capital Markets - 3.8%
Ameriprise Financial, Inc.	102,785	2,495
Bank of New York Mellon Corp.	130,800	3,834
Goldman Sachs Group, Inc.	31,400	4,629
Morgan Stanley	104,200	2,971
Chemicals - 2.0%
E.I. duPont de Nemours & Co.	148,500	3,804
PPG Industries, Inc.	74,600	3,275
Commercial Banks - 3.7%
PNC Financial Services Group, Inc.	39,600	1,537
U.S. Bancorp	162,300	2,908
Wells Fargo & Co.	374,900	9,095
Commercial Services & Supplies - 2.7%
Avery Dennison Corp.	47,400	1,217
Ingersoll-Rand PLC	158,300	3,309
Pitney Bowes, Inc.	64,800	1,421
RR Donnelley & Sons Co.	144,600	1,680
Waste Management, Inc.	74,000	2,084
Communications Equipment - 0.7%
Cisco Systems, Inc. ‡	141,100	2,630
Computers & Peripherals - 2.2%
Hewlett-Packard Co.	99,100	3,830
International Business Machines Corp.	37,400	3,905
Diversified Consumer Services - 0.6%
H&R Block, Inc.	123,900	2,135
Diversified Financial Services - 5.8%
Bank of America Corp. £	619,300	8,175
JPMorgan Chase & Co.	372,400	12,702
Diversified Telecommunication Services - 6.3%
AT&T, Inc. £	553,400	13,746
Embarq Corp.	21,300	896
Verizon Communications, Inc.	266,900	8,202
Electric Utilities - 2.9%
Exelon Corp.	112,800	5,776
PPL Corp.	147,100	4,848
Energy Equipment & Services - 0.8%
Diamond Offshore Drilling, Inc.	9,500	789
National Oilwell Varco, Inc. ‡	66,900	2,185
Food & Staples Retailing - 3.4%
Kroger Co.	127,700	2,816
SYSCO Corp.	78,400	1,762
Walgreen Co.	116,900	3,437
Wal-Mart Stores, Inc.	89,000	4,312
Food Products - 0.9%
Unilever NV	135,000	3,264
Health Care Equipment & Supplies - 0.7%
Medtronic, Inc.	67,800	2,366
Health Care Providers & Services - 0.8%
Aetna, Inc.	34,500	864
Quest Diagnostics, Inc.	33,800	1,908
Hotels, Restaurants & Leisure - 0.6%
Darden Restaurants, Inc.	22,600	745
Starbucks Corp. ‡	94,500	1,313
Household Durables - 0.7%
Newell Rubbermaid, Inc.	236,700	2,464
Independent Power Producers & Energy Traders - 0.7%
NRG Energy, Inc. ‡	93,600	2,430
Industrial Conglomerates - 3.5%
General Electric Co.	929,300	10,891
Tyco International, Ltd.	74,100	1,925
Insurance - 3.8%
Allstate Corp.	169,400	4,133
Chubb Corp.	41,400	1,651
Loews Corp.	60,400	1,655
Torchmark Corp.	61,600	2,282
Travelers Cos., Inc.	94,800	3,891
IT Services - 0.5%
Fiserv, Inc. ‡	40,300	1,842
Machinery - 1.6%
Dover Corp.	90,300	2,988
Parker Hannifin Corp.	68,900	2,960
Media - 3.7%
CBS Corp. -Class B	294,800	2,040
Comcast Corp. -Class A	204,300	2,960
Time Warner Cable, Inc. -Class A	48,400	1,533
Time Warner, Inc.	171,900	4,331
Viacom, Inc. -Class B ‡	137,900	3,131
Metals & Mining - 0.5%
Nucor Corp.	42,400	1,884
Multiline Retail - 0.6%
Kohl’s Corp. ‡	47,300	2,022
Multi-Utilities - 0.4%
PG&E Corp.	38,100	1,465
Office Electronics - 0.3%
Xerox Corp.	172,300	1,117
Oil, Gas & Consumable Fuels - 15.4%
Apache Corp.	37,800	2,727
Chevron Corp.	191,200	12,667
ConocoPhillips	235,600	9,909
Devon Energy Corp.	32,900	1,793
Exxon Mobil Corp.	261,200	18,261
Occidental Petroleum Corp.	16,500	1,086
Royal Dutch Shell PLC -Class A ADR	188,300	9,451
Paper & Forest Products - 0.3%
International Paper Co.	74,100	1,121
Pharmaceuticals - 12.7%
Abbott Laboratories £	71,100	3,345
Eli Lilly & Co.	132,400	4,586
Johnson & Johnson	206,900	11,751
Merck & Co., Inc.	222,400	6,218
Pfizer, Inc.	866,500	12,997
Wyeth	168,600	7,653
Real Estate Investment Trusts - 0.5%
Host Hotels & Resorts, Inc.	50,600	425
Simon Property Group, Inc.	30,164	1,551
Semiconductors & Semiconductor Equipment - 0.7%
Applied Materials, Inc.	68,700	754
Intel Corp.	99,400	1,645
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Software - 1.9%
Microsoft Corp.	173,800	$4,131
Oracle Corp.	133,700	2,864
Specialty Retail - 2.3%
Best Buy Co., Inc.	26,500	887
Gap, Inc.	117,100	1,920
Home Depot, Inc.	142,400	3,365
Staples, Inc.	109,700	2,213
Textiles, Apparel & Luxury Goods - 0.4%
V.F. Corp.	25,500	1,411
Tobacco - 1.3%
Altria Group, Inc.	137,100	2,247
Lorillard, Inc.	37,000	2,508

Total Common Stocks (cost $437,798)		341,939

	Principal

REPURCHASE AGREEMENT - 6.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $22,701 on 07/01/2009 •	$22,701	22,701

Total Repurchase Agreement (cost $22,701)

Total Investment Securities (cost $460,499) #		364,640
Other Assets and Liabilities — Net		(1,814)

Net Assets		$362,826

FUTURES CONTRACTS:

			Net Unrealized
			Appreciation
Description	Contracts Γ	Expiration Date	(Depreciation)
S&P 500 E-Mini Index	372	09/18/2009	$(393)
NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $23,157.

#	Aggregate cost for federal income tax purposes is $460,499. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,525 and $98,384, respectively. Net unrealized depreciation for tax purposes is $95,859.

Γ	Contract amounts are not in thousands.

£	All or a portion of this security is segregated with the custodian to cover margin requirements for open future contracts. The value of all securities segregated at 12/31/2008 is $5,327.
DEFINITIONS:

ADR	American Depositary Receipt

PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

3

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities - Consumer Discretionary	$32,470	$—	$—	$32,470
Equities - Consumer Staples	27,842	—	—	27,842
Equities - Energy	58,868	—	—	58,868
Equities - Financials	63,934	—	—	63,934
Equities - Health Care	55,955	—	—	55,955
Equities - Industrials	32,705	—	—	32,705
Equities - Information Technology	22,718	—	—	22,718
Equities - Materials	10,084	—	—	10,084
Equities - Telecommunication Services	22,844	—	—	22,844
Equities - Utilities	14,519	—	—	14,519
Cash & Cash Equivalent - Financials	—	22,701	—	22,701

Total	$341,939	$22,701	$—	$364,640

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Future	$(393)	$—	$—	$(393)

Total	$(393)	$—	$—	$(393)

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $437,798)	$341,939
Repurchase agreement, at value (cost: $22,701)	22,701
Receivables:
Investment securities sold	2,010
Shares sold	65
Dividends	478

367,193

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,949
Shares redeemed	14
Management and advisory fees	263
Trustees fees	1
Administration fees	6
Printing fees	3
Variation margin	106
Other	25

4,367

Net assets	$362,826

Net assets consist of:
Capital stock ($.01 par value)	$551
Additional paid-in capital	563,248
Undistributed net investment income	13,578
Accumulated net realized loss from investment securities and futures	(118,299)
Net unrealized appreciation (depreciation) on:
Investment securities	(95,859)
Futures contracts	(393)

Net assets	$362,826

Net assets by class:
Initial Class	$361,572
Service Class	1,254
Shares outstanding:
Initial Class	54,928
Service Class	191
Net asset value and offering price per share:
Initial Class	$6.58
Service Class	6.57
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $58)	$5,530
Interest income	1
Securities lending income (net)	11

5,542

Expenses:
Management and advisory	1,344
Printing and shareholder reports	3
Custody	23
Administration	32
Legal	7
Audit and tax	9
Trustees	6
Transfer agent	4
Distribution and service:
Service Class	1
Other	4

Total expenses	1,433

Net investment income	4,109

Net realized gain (loss) on transactions from:
Investment securities	(60,779)
Futures contracts	715

(60,064)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	52,238
Futures contracts	(318)

Change in unrealized appreciation (depreciation)	51,920

Net realized and unrealized loss	(8,144)

Net decrease in net assets resulting from operations	$(4,035)

The notes to the financial statements are an integral part of this report.

5

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)
(unaudited)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$4,109	$9,468
Net realized gain (loss) from investment securitiesfutures contracts,	(60,064)	(57,729)
Change in net unrealized appreciation (depreciation) on investment securitiesfutures contracts,	51,920	(142,091)

Net decrease in net assets resulting from operations	(4,035)	(190,352)

Distributions to shareholders:
From net investment income:
Initial Class	—	(7,673)
Service Class	—	(29)

	—	(7,702)

From net realized gains:
Initial Class	—	(14,753)
Service Class	—	(68)

	—	(14,821)

Total distributions to shareholders	—	(22,523)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,488	127,556
Service Class	212	331

	15,700	127,887

Dividends and distributions reinvested:
Initial Class	—	22,426
Service Class	—	97

	—	22,523

Cost of shares redeemed:
Initial Class	(7,446)	(29,125)
Service Class	(176)	(680)

	(7,622)	(29,805)

Net increase in net assets from capital shares transactions	8,078	120,605

Net increase (decrease) in net assets	4,043	(92,270)

Net assets:
Beginning of period/year	358,783	451,053

End of period/year	$362,826	$358,783

Undistributed net investment income	$13,578	$9,469

Share activity:
Shares issued:
Initial Class	2,381	14,587
Service Class	34	38

	2,415	14,625

Shares issued-reinvested from distributions:
Initial Class	—	2,497
Service Class	—	11

	—	2,508

Shares redeemed:
Initial Class	(1,338)	(3,566)
Service Class	(29)	(79)

	(1,367)	(3,645)

Net increase in shares outstanding:
Initial Class	1,043	13,518
Service Class	5	(30)

	1,048	13,488

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.64		$11.11	$11.34	$11.01	$11.06	$9.81
Investment operations
Net investment income(a)	0.08		0.21	0.21	0.19	0.18	0.17
Net realized and unrealized gain (loss)	(0.14)		(4.16)	(0.33)	1.80	0.26	1.18

Total operations	(0.06)		(3.95)	(0.12)	1.99	0.44	1.35

Distributions
From net investment income	—		(0.18)	(0.06)	(0.30)	(0.07)	(0.10)
From net realized gains	—		(0.34)	(0.05)	(1.36)	(0.42)	—

Total distributions	—		(0.52)	(0.11)	(1.66)	(0.49)	(0.10)

Net asset value
End of period/year	$6.58		$6.64	$11.11	$11.34	$11.01	$11.06

Total return(b)	(0.90	)%(c)	(36.78)%	(1.12)%	19.68%	4.15%	13.91%
Net assets end of period/year (000’s)	$361,572		$357,547	$448,651	$173,206	$120,738	$185,445
Ratio and supplemental data
Expenses to average net assets	0.88	%(d)	0.87%	0.86%	0.92%	0.91%	0.97%
Net investment income, to average net assets	2.53	%(d)	2.38%	1.79%	1.72%	1.62%	1.67%
Portfolio turnover rate	15	%(c)	29%	18%	19%	26%	86%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.63		$11.10	$11.33	$11.00	$11.07	$9.82
Investment operations
Net investment income(a)	0.07		0.19	0.18	0.17	0.15	0.17
Net realized and unrealized gain (loss)	(0.13)		(4.17)	(0.33)	1.80	0.26	1.16

Total operations	(0.06)		(3.98)	(0.15)	1.97	0.41	1.33

Distributions
From net investment income	—		(0.14)	(0.03)	(0.28)	(0.06)	(0.08)
From net realized gains	—		(0.34)	(0.05)	(1.36)	(0.42)	—

Total distributions	—		(0.49)	(0.08)	(1.64)	(0.48)	(0.08)

Net asset value
End of period/year	$6.57		$6.63	$11.10	$11.33	$11.00	$11.07

Total return(b)	(0.90	)%(c)	(37.05)%	(1.33)%	19.44%	3.83%	13.61%
Net assets end of period/year (000’s)	$1,254		$1,236	$2,402	$3,073	$1,781	$1,947
Ratio and supplemental data
Expenses to average net assets	1.13	%(d)	1.12%	1.11%	1.17%	1.16%	1.22%
Net investment income, to average net assets	2.27	%(d)	2.06%	1.52%	1.49%	1.36%	1.66%
Portfolio turnover rate	15	%(c)	29%	18%	19%	26%	86%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Century Large Company Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and is recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts at June 30, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$29,781	8.21%
Transamerica Asset Allocation-Growth VP	57,513	15.85
Transamerica Asset Allocation-Moderate VP	76,855	21.18
Transamerica Asset Allocation-Moderate Growth VP	175,061	48.25

Total	$339,210	93.49%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.835%
Over $250 million up to $400 million	0.80%
Over $400 million up to $750 million	0.775%
Over $750 million	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.35% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the period ended June 30, 2009 were $1.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$59,586
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	45,880
U.S. Government	—

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives			Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Accounts payable and accrued
	Receivables, Net Assets -			liabilities, Net Assets -
Equity Contracts	Unrealized appreciation	$—	(a)	Unrealized depreciation	$(393	)(a)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Futures
Equity Contracts	$715
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Futures
Equity Contracts	$(318)
NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 6. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica American Century Large Company Value VP with and into Transamerica BlackRock Large Cap Value VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica American Century Large Company Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and American Century Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Asset Allocation — Conservative VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,096.50	$0.68	$1,024.15	$0.65	0.13%
Service Class	1,000.00	1,094.70	1.97	1,022.91	1.91	0.38%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Bonds	42.1%
U.S. Stocks	25.4
Tactical and Specialty	13.4
Global/International Stocks	9.4
Inflation-Protected Securities	8.3
Capital Preservation	1.4
Other Assets and Liabilities — net	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 42.1%
Transamerica Convertible Securities VP Ж	33,488	$225
Transamerica Flexible Income €	1,389,980	10,758
Transamerica High Yield Bond €	5,329,434	39,758
Transamerica JPMorgan International Bond €	7,673,495	83,027
Transamerica MFS High Yield VP Ж	5,073,922	36,532
Transamerica PIMCO Total Return VP Ж	14,514,614	166,483
Transamerica Short-Term Bond €	10,008,084	97,979
Transamerica U.S. Government Securities VP Ж	570,875	7,290
Transamerica Van Kampen Emerging Markets Debt €	5,040,157	46,873
Capital Preservation - 1.4%
Transamerica Money Market VP Ж	16,397,741	16,398
Global/International Stocks - 9.4%
Transamerica AllianceBernstein International Value €	1,378,261	9,179
Transamerica Marsico International Growth €	1,292,692	9,786
Transamerica MFS International Equity € ‡	2,629,909	18,015
Transamerica Neuberger Berman International €	1,514,507	9,859
Transamerica Oppenheimer Developing Markets €	1,651,945	13,876
Transamerica Schroders International Small Cap €	3,597,538	25,004
Transamerica Thornburg International Value €	2,112,082	17,889
Transamerica WMC Emerging Markets € ‡	612,957	6,338
Inflation-Protected Securities - 8.3%
Transamerica PIMCO Real Return TIPS €	9,452,573	96,983
Tactical and Specialty - 13.4%
Transamerica BlackRock Global Allocation €	2,043,219	18,614
Transamerica Clarion Global Real Estate Securities VP Ж	1,981,173	15,929
Transamerica Evergreen Health Care €	99,127	900
Transamerica Federated Market Opportunity VP Ж	1,536,373	22,216
Transamerica Loomis Sayles Bond €	10,703,264	94,403
Transamerica Science & Technology VP Ж	1,192,809	3,900
U.S. Stocks - 25.4%
Transamerica American Century Large Company Value VP Ж	4,525,955	29,781
Transamerica BlackRock Large Cap Value VP Ж	4,607,329	47,961
Transamerica Capital Guardian Value VP Ж	770,084	7,516
Transamerica Equity VP Ж	1,917,708	30,894
Transamerica Growth Opportunities VP Ж	1,498,609	13,113
Transamerica Jennison Growth VP Ж	5,942,326	33,812
Transamerica JPMorgan Mid Cap Value VP Ж	1,274,782	11,932
Transamerica Marsico Growth VP Ж	4,244,349	32,639
Transamerica Munder Net50 VP Ж	311,221	2,076
Transamerica Oppenheimer Small- & Mid-Cap Value €	1,497,353	10,407
Transamerica T. Rowe Price Equity Income VP Ж	190	2
Transamerica T. Rowe Price Growth Stock VP Ж	1,002,788	15,944
Transamerica Third Avenue Value € ‡	944,589	15,879
Transamerica UBS Large Cap Value €	3,300,444	24,522
Transamerica Van Kampen Mid-Cap Growth €	1,379,411	11,311
Transamerica Van Kampen Small Company Growth €	1,066,783	8,492

Total Investment Securities (cost $1,321,080) #		1,164,495
Other Assets and Liabilities — Net		(40)

Net Assets		$1,164,455

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $1,321,080. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,509 and $173,094, respectively. Net unrealized depreciation for tax purposes is $156,585.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Company	$1,164,495	$—	$—	$1,164,495

Total	$1,164,495	$—	$—	$1,164,495

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $1,321,080)	$1,164,495
Receivables:
Shares sold	417
Dividends	262

1,165,174

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	119
Shares redeemed	297
Management and advisory fees	100
Distribution and service fees	134
Transfer agent fees	1
Administration fees	12
Trustees fees	3
Other	53

719

Net assets	$1,164,455

Net assets consist of:
Capital stock ($.01 par value)	$1,287
Additional paid-in capital	1,319,944
Undistributed net investment income	56,141
Accumulated net realized loss from investments in affiliated investment companies	(56,332)
Net unrealized depreciation on investments in affiliated investment companies	(156,585)

Net assets	$1,164,455

Net assets by class:
Initial Class	$540,326
Service Class	624,129
Shares outstanding:
Initial Class	59,466
Service Class	69,188
Net asset value and offering price per share:
Initial Class	$9.09
Service Class	9.02

STATEMENT OF OPERATIONS For the period ended June 30, 2009 (all amounts in thousands) (unaudited)

Investment income:
Dividend income from affiliated investment companies	$7,210

Expenses:
Management and advisory	504
Printing and shareholder reports	14
Custody	18
Administration	63
Legal	21
Audit and tax	9
Trustees	19
Transfer agent	13
Registration	— (a)
Distribution and service:
Service Class	650
Other	6

Total expenses	1,317

Net investment income	5,893

Net realized gain (loss) from:
Investments in affiliated investment companies	(38,107)
Distributions from investments in affiliated investment companies	538

(37,569)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	130,730

Net realized and unrealized gain on investments in affiliated investment companies	93,161

Net increase In net assets resulting from operations	$99,054

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$5,893	$50,247
Net realized gain (loss) from investments in affiliated investment companies	(37,569)	2,635
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	130,730	(311,396)

Net increase (decrease) in net assets resulting from operations	99,054	(258,514)

Distributions to shareholders:
From net investment income:
Initial Class	—	(17,312)
Service Class	—	(14,942)

	—	(32,254)

From net realized gains:
Initial Class	—	(34,012)
Service Class	—	(31,044)

	—	(65,056)

Total distributions to shareholders	—	(97,310)

Capital share transactions:
Proceeds from shares sold:
Initial Class	82,911	330,310
Service Class	153,063	340,313

	235,974	670,623

Dividends and distributions reinvested:
Initial Class	—	51,324
Service Class	—	45,986

	—	97,310

Cost of shares redeemed:
Initial Class	(85,624)	(249,866)
Service Class	(47,880)	(147,258)

	(133,504)	(397,124)

Net increase in net assets resulting from capital shares transactions	102,470	370,809

Net increase in net assets	201,524	14,985

Net assets:
Beginning of year	962,931	947,946

End of period/year	$1,164,455	$962,931

Undistributed net investment income	$56,141	$50,248

Share activity:
Shares issued:
Initial Class	9,864	31,370
Service Class	18,482	32,660

	28,346	64,030

Shares issued-reinvested from distributions:
Initial Class	—	5,232
Service Class	—	4,712

	—	9,944

Shares redeemed:
Initial Class	(10,345)	(24,937)
Service Class	(5,798)	(15,212)

	(16,143)	(40,149)

Net increase in shares outstanding:
Initial Class	(481)	11,665
Service Class	12,684	22,160

	12,203	33,825

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.29		$11.49	$11.54	$11.43	$12.04	$11.16
Investment operations
Net investment income(a)	0.05		0.46	0.42	0.41	0.47	0.24
Net realized and unrealized gain (loss)	0.75		(2.75)	0.29	0.62	0.12	0.82

Total operations	0.80		(2.29)	0.71	1.03	0.59	1.06

Distributions
From net investment income	—		(0.31)	(0.34)	(0.38)	(0.32)	(0.03)
From net realized gains	—		(0.60)	(0.42)	(0.54)	(0.88)	(0.15)

Total distributions	—		(0.91)	(0.76)	(0.92)	(1.20)	(0.18)

Net asset value
End of period/year	$9.09		$8.29	$11.49	$11.54	$11.43	$12.04

Total return(b)	9.65	%(c)	(21.18)%	6.38%	9.45%	5.18%	9.71%

Net assets end of period/year (000’s)	$540,327		$497,129	$554,977	$527,618	$516,376	$511,683
Ratio and supplemental data
Expenses to average net assets(d)	0.13	%(e)	0.14%	0.13%	0.13%	0.14%	0.14%
Net investment income, to average net assets (f)	1.29	%(e)	4.47%	3.60%	3.54%	4.01%	2.10%
Portfolio turnover rate	13	%(c)	25%	43%	18%	40%	53%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.24		$11.44	$11.50	$11.41	$12.03	$11.15
Investment operations
Net investment income(a)	0.04		0.48	0.40	0.40	0.47	0.25
Net realized and unrealized gain (loss)	0.74		(2.79)	0.28	0.60	0.10	0.79

Total operations	0.78		(2.31)	0.68	1.00	0.57	1.04

Distributions
From net investment income	—		(0.29)	(0.32)	(0.37)	(0.31)	(0.01)
From net realized gains	—		(0.60)	(0.42)	(0.54)	(0.88)	(0.15)

Total distributions	—		(0.89)	(0.74)	(0.91)	(1.19)	(0.16)

Net asset value
End of period/year	$9.02		$8.24	$11.44	$11.50	$11.41	$12.03

Total return(b)	9.47	%(c)	(21.40)%	6.15%	9.14%	5.01%	9.45%

Net assets end of period/year (000’s)	$624,129		$465,802	$392,969	$290,272	$172,601	$84,490
Ratio and supplemental data
Expenses to average net assets(d)	0.38	%(e)	0.39%	0.38%	0.38%	0.39%	0.39%
Net investment income, to average net assets (f)	1.06	%(e)	4.69%	3.48%	3.44%	4.03%	2.19%
Portfolio turnover rate	13	%(c)	25%	43%	18%	40%	53%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation — Conservative VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
TAM has entered into an agreement with Morningstar Associates, LLC (“Morningstar”) to provide investment services to the Fund. TAM compensates Morningstar as described in the Prospectus.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.10% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of average daily net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$245,704
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	137,016
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Conservative VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period and in line with the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the median for its peer universe and that the total expenses of the Portfolio were above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica Asset Allocation — Growth VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Asset Allocation - Growth VP
Initial Class	$1,000.00	$1,063.90	$0.72	$1,024.10	$0.70	0.14%
Service Class	1,000.00	1,062.90	1.99	1,022.86	1.96	0.39%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
U.S. Stocks	66.9%
Global/International Stocks	19.1
Tactical and Specialty	13.2
Capital Preservation	0.8
Other Assets and Liabilities, net	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Capital Preservation - 0.8%
Transamerica Money Market VP Ж	6,414,929	$6,415
Global/International Stocks - 19.1%
Transamerica AllianceBernstein International Value €	1,581,219	10,531
Transamerica Evergreen International Small Cap €	4,328,461	38,220
Transamerica Marsico International Growth €	3,856,376	29,193
Transamerica MFS International Equity € ‡	568,382	3,893
Transamerica Neuberger Berman International €	3,741,478	24,357
Transamerica Oppenheimer Developing Markets €	5,101,322	42,851
Transamerica Schroders International Small Cap €	649,426	4,514
Transamerica Thornburg International Value €	519,517	4,400
Transamerica WMC Emerging Markets € ‡	310,412	3,210
Tactical and Specialty - 13.2%
Transamerica BlackRock Global Allocation €	3,533,871	32,194
Transamerica BlackRock Natural Resources €	1,087,077	9,240
Transamerica BNY Mellon Market Neutral Strategy €	985,770	8,665
Transamerica Clarion Global Real Estate Securities VP Ж	5,162,352	41,505
Transamerica Evergreen Health Care €	494,027	4,486
Transamerica Federated Market Opportunity VP Ж	133,904	1,936
Transamerica Science & Technology VP Ж	1,276,241	4,173
Transamerica UBS Dynamic Alpha €	1,694,733	9,338
U.S. Stocks - 66.9%
Transamerica American Century Large Company Value VP Ж	8,740,553	57,513
Transamerica BlackRock Large Cap Value VP Ж	9,437,988	98,250
Transamerica Capital Guardian Value VP Ж	1,351,243	13,188
Transamerica Equity VP Ж	4,273,592	68,849
Transamerica Growth Opportunities VP Ж	1,491,597	13,051
Transamerica Jennison Growth VP Ж	9,359,665	53,256
Transamerica JPMorgan Mid Cap Value VP Ж	3,418,841	32,000
Transamerica Marsico Growth VP Ж	8,702,066	66,919
Transamerica Munder Net50 VP Ж	1,666,426	11,115
Transamerica Oppenheimer Small- & Mid-Cap Value €	3,628,471	25,218
Transamerica T. Rowe Price Equity Income VP Ж	4,581	38
Transamerica T. Rowe Price Growth Stock VP Ж	1,719,419	27,339
Transamerica Third Avenue Value € ‡	2,040,973	34,309
Transamerica UBS Large Cap Value €	6,573,782	48,843
Transamerica Van Kampen Mid-Cap Growth €	1,022,304	8,383
Transamerica Van Kampen Small Company Growth €	1,046,778	8,332

Total Investment Securities (cost $1,252,969) #		845,724
Other Assets and Liabilities — Net		(208)

Net Assets		$845,516

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $1,252,969. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,782 and $409,027, respectively. Net unrealized depreciation for tax purposes is $407,245.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$845,724	$—	$—	$845,724

Total	$845,724	$—	$—	$845,724

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $1,252,969)	$845,724
Receivables:
Investment securities sold	149
Shares sold	141

846,014

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	290
Management and advisory fees	75
Distribution and service fees	37
Transfer agent fees	1
Administration fees	9
Trustees fees	2
Other	84

498

Net assets	$845,516

Net assets consist of:
Capital stock ($.01 par value)	$1,211
Additional paid-in capital	1,298,124
Undistributed net investment income	22,603
Accumulated net realized loss from investments in affiliated investment companies	(69,177)
Net unrealized depreciation on investments in affiliated investment companies	(407,245)

Net assets	$845,516

Net assets by class:
Initial Class	$678,882
Service Class	166,634
Shares outstanding:
Initial Class	97,094
Service Class	24,047
Net asset value and offering price per share:
Initial Class	$6.99
Service Class	6.93
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income from affiliated investment companies	$10

Expenses:
Management and advisory	387
Printing and shareholder reports	41
Custody	18
Administration	48
Legal	16
Audit and tax	9
Trustees	15
Transfer agent	10
Distribution and service:
Service Class	193
Other	5

Total expenses	742

Net investment loss	(732)

Net realized gain (loss) from:
Investments in affiliated investment companies	(46,335)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	94,348

Net realized and unrealized gain on investments in affiliated investment companies	48,013

Net increase In net assets resulting from operations	$47,281

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income (loss)	$(732)	$23,335
Net realized gain (loss) from investments in affiliated investment companies	(46,335)	21,404
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	94,348	(647,815)

Net increase (decrease) in net assets resulting from operations	47,281	(603,076)

Distributions to shareholders:
From net investment income:
Initial Class	—	(25,722)
Service Class	—	(6,971)

	—	(32,693)

From net realized gains:
Initial Class	—	(173,942)
Service Class	—	(53,645)

	—	(227,587)

Total distributions to shareholders	—	(260,280)

Capital share transactions:
Proceeds from shares sold:
Initial Class	32,171	77,411
Service Class	8,658	42,476

	40,829	119,887

Dividends and distributions reinvested:
Initial Class	—	199,664
Service Class	—	60,616

	—	260,280

Cost of shares redeemed:
Initial Class	(50,934)	(217,717)
Service Class	(21,299)	(141,313)

	(72,233)	(359,030)

Net increase (decrease) in net assets resulting from capital shares transactions	(31,404)	21,137

Net increase (decrease) in net assets	15,877	(842,219)

Net assets:
Beginning of year	829,639	1,671,858

End of period/year	$845,516	$829,639

Undistributed net investment income (loss)	$22,603	$23,335

Share activity:
Shares issued:
Initial Class	5,137	7,352
Service Class	1,337	4,102

	6,474	11,454

Shares issued-reinvested from distributions:
Initial Class	—	22,210
Service Class	—	6,795

	—	29,005

Shares redeemed:
Initial Class	(8,294)	(20,884)
Service Class	(3,569)	(14,694)

	(11,863)	(35,578)

Net increase (decrease) in shares outstanding:
Initial Class	(3,157)	8,678
Service Class	(2,232)	(3,797)

	(5,389)	4,881

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.57		$13.77	$13.63	$12.84	$12.06	$10.67
Investment operations
Net investment income(a)	—	(b)	0.20	0.28	0.37	0.16	0.05
Net realized and unrealized gain (loss)	0.42		(5.02)	0.75	1.52	1.27	1.45

Total operations	0.42		(4.82)	1.03	1.89	1.43	1.50

Distributions
From net investment income	—		(0.30)	(0.33)	(0.13)	(0.06)	(0.01)
From net realized gains	—		(2.08)	(0.56)	(0.97)	(0.59)	(0.10)

Total distributions	—		(2.38)	(0.89)	(1.10)	(0.65)	(0.11)

Net asset value
End of period/year	$6.99		$6.57	$13.77	$13.63	$12.84	$12.06

Total return(c)	6.39	%(d)	(39.63)%	7.76%	15.62%	12.24%	14.19%

Net assets end of period/year (000’s)	$678,882		$658,400	$1,260,779	$1,198,596	$966,677	$759,168
Ratio and supplemental data
Expenses to average net assets(e)	0.14	%(f)	0.14%	0.13%	0.14%	0.14%	0.14%
Net investment income (loss), to average net assets(g)	(0.14	)%(f)	1.94%	2.00%	2.75%	1.28%	0.46%
Portfolio turnover rate	4	%(d)	19%	26%	4%	41%	38%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.52		$13.67	$13.54	$12.78	$12.03	$10.67
Investment operations
Net investment income (loss)(a)	(0.01)		0.17	0.26	0.34	0.13	0.03
Net realized and unrealized gain (loss)	0.42		(4.97)	0.73	1.50	1.26	1.44

Total operations	0.41		(4.80)	0.99	1.84	1.39	1.47

Distributions
From net investment income	—		(0.27)	(0.30)	(0.11)	(0.05)	(0.01)
From net realized gains	—		(2.08)	(0.56)	(0.97)	(0.59)	(0.10)

Total distributions	—		(2.35)	(0.86)	(1.08)	(0.64)	(0.11)

Net asset value
End of period/year	$6.93		$6.52	$13.67	$13.54	$12.78	$12.03

Total return(c)	6.29	%(d)	(39.75)%	7.54%	15.28%	11.92%	13.90%

Net assets end of period/year (000’s)	$166,634		$171,239	$411,079	$338,769	$213,215	$118,490
Ratio and supplemental data
Expenses to average net assets(e)	0.39	%(f)	0.39%	0.38%	0.39%	0.39%	0.39%
Net investment income (loss), to average net assets(g)	(0.39	)%(f)	1.51%	1.86%	2.54%	1.06%	0.29%
Portfolio turnover rate	4	%(d)	19%	26%	4%	41%	38%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than $(.01) per share.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Annualized.

(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation — Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares, an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
TAM has entered into an agreement with Morningstar Associates, LLC (“Morningstar”) to provide investment services to the Fund. TAM compensates Morningstar as described in the Prospectus.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.10% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of average daily net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$28,532
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	60,649
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the median for its peer universe and that the total expenses of the Portfolio were in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica Asset Allocation — Moderate VP
(UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid During	Ending Account	Expenses Paid During	Annualized
Fund Name	Value	Value	Period (a)	Value	Period (a)	Expense Ratio (c)
Transamerica Asset Allocation - Moderate VP
Initial Class	$1,000.00	$1,088.50	$0.67	$1,024.15	$0.65	0.13%
Service Class	1,000.00	1,088.00	1.97	1,022.91	1.91	0.38

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Bonds	35.8%
U.S. Stock	31.1
Tactical and Specialty	13.0
Global/International Stocks	12.7
Inflation-Protected Securities	6.7
Capital Preservation	0.7
Other Assets and Liabilities, net	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 35.8%
Transamerica Convertible Securities VP Ж	4,615,678	$31,017
Transamerica Flexible Income €	3,311,899	25,634
Transamerica High Yield Bond €	8,412,330	62,756
Transamerica JPMorgan International Bond €	13,521,674	146,305
Transamerica MFS High Yield VP Ж	8,050,061	57,960
Transamerica PIMCO Total Return VP Ж	27,430,238	314,626
Transamerica Short-Term Bond €	14,216,723	139,182
Transamerica Van Kampen Emerging Markets Debt €	9,111,684	84,739
Capital Preservation - 0.7%
Transamerica Money Market VP Ж	17,313,302	17,313
Global/International Stocks - 12.7%
Transamerica AllianceBernstein International Value €	3,596,486	23,953
Transamerica Evergreen International Small Cap €	3,269,977	28,874
Transamerica Marsico International Growth €	4,460,446	33,766
Transamerica MFS International Equity € ‡	5,855,844	40,113
Transamerica Neuberger Berman International €	4,004,502	26,069
Transamerica Oppenheimer Developing Markets €	5,461,077	45,872
Transamerica Schroders International Small Cap €	5,490,403	38,158
Transamerica Thornburg International Value €	5,257,385	44,530
Transamerica WMC Emerging Markets € ‡	2,376,511	24,573
Inflation-Protected Securities - 6.7%
Transamerica PIMCO Real Return TIPS €	15,643,615	160,503
Tactical and Specialty - 13.0%
Transamerica BlackRock Global Allocation €	3,915,978	35,675
Transamerica Clarion Global Real Estate Securities VP Ж	6,924,098	55,670
Transamerica Evergreen Health Care €	139,253	1,264
Transamerica Federated Market Opportunity VP Ж	3,553,126	51,378
Transamerica Loomis Sayles Bond €	17,515,636	154,487
Transamerica Science & Technology VP Ж	3,918,235	12,813
U.S. Stocks - 31.1%
Transamerica American Century Large Company Value VP Ж	11,680,026	76,855
Transamerica BlackRock Large Cap Value VP Ж	11,545,175	120,186
Transamerica Capital Guardian Value VP Ж	2,229,143	21,756
Transamerica Equity VP Ж	5,476,445	88,226
Transamerica Growth Opportunities VP Ж	2,846,641	24,908
Transamerica Jennison Growth VP Ж	12,322,914	70,117
Transamerica JPMorgan Mid Cap Value VP Ж	2,333,216	21,839
Transamerica Marsico Growth VP Ж	11,388,528	87,578
Transamerica Munder Net50 VP Ж	1,617,440	10,788
Transamerica Oppenheimer Small- & Mid-Cap Value €	4,416,044	30,692
Transamerica T. Rowe Price Equity Income VP Ж	67,881	570
Transamerica T. Rowe Price Growth Stock VP Ж	2,489,228	39,579
Transamerica Third Avenue Value € ‡	3,073,580	51,667
Transamerica UBS Large Cap Value €	9,454,435	70,246
Transamerica Van Kampen Mid-Cap Growth €	2,771,397	22,725
Transamerica Van Kampen Small Company Growth €	1,138,815	9,065

Total Investment Securities (cost $2,887,374) #		2,404,027
Other Assets and Liabilities — Net		(291)

Net Assets		$2,403,736

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $2,887,374. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $31,872 and $515,219, respectively. Net unrealized depreciation for tax purposes is $483,347.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$2,404,027	$—	$—	$2,404,027

Total	$2,404,027	$—	$—	$2,404,027

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $2,887,374)	$2,404,027
Receivables:
Investment securities sold	2,886
Shares sold	3,460
Dividends	378

2,410,751

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	6,347
Management and advisory fees	209
Distribution and service fees	312
Transfer agent fees	1
Administration fees	26
Trustees fees	6
Other	114

7,015

Net assets	$2,403,736

Net assets consist of:
Capital stock ($.01 par value)	$2,653
Additional paid-in capital	2,842,774
Undistributed net investment income	114,884
Accumulated net realized loss from investments in affiliated investment companies	(73,228)
Net unrealized depreciation on investments in affiliated investment companies	(483,347)

Net assets	$2,403,736

Net assets by class:
Initial Class	$961,037
Service Class	1,442,699
Shares outstanding:
Initial Class	105,568
Service Class	159,729
Net asset value and offering price per share:
Initial Class	$9.10
Service Class	9.03
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income from affiliated investment companies	$12,520

Expenses:
Management and advisory	1,071
Printing and shareholder reports	34
Custody	37
Administration	134
Legal	44
Audit and tax	9
Trustees	41
Transfer agent	27
Distribution and service:
Service Class	1,544
Other	13

Total expenses	2,954

Net investment income	9,566

Net realized gain (loss) from:
Investments in affiliated investment companies	(66,732)
Distributions from investments in affiliated investment companies	896

(65,836)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	244,408

Net realized and unrealized gain on investments in affiliated investment companies	178,572

Net increase In net assets resulting from operations	$188,138

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$9,566	$105,318
Net realized gain (loss) from investments in affiliated investment companies	(65,836)	51,158
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	244,408	(959,262)

Net increase (decrease) in net assets resulting from operations	188,138	(802,786)

Distributions to shareholders:
From net investment income:
Initial Class	—	(41,656)
Service Class	—	(45,153)

	—	(86,809)

From net realized gains:
Initial Class	—	(120,922)
Service Class	—	(140,168)

	—	(261,090)

Total distributions to shareholders	—	(347,899)

Capital share transactions:
Proceeds from shares sold:
Initial Class	65,768	175,976
Service Class	196,641	419,532

	262,409	595,508

Dividends and distributions reinvested:
Initial Class	—	162,578
Service Class	—	185,321

	—	347,899

Cost of shares redeemed:
Initial Class	(138,129)	(390,424)
Service Class	(56,051)	(258,606)

	(194,180)	(649,030)

Net increase in net assets resulting from capital shares transactions	68,229	294,377

Net increase (decrease) in net assets	256,367	(856,308)

Net assets:
Beginning of year	2,147,369	3,003,677

End of period/year	$2,403,736	$2,147,369

Undistributed net investment income	$114,884	$105,318

Share activity:
Shares issued:
Initial Class	7,803	15,478
Service Class	23,346	37,980

	31,149	53,458

Shares issued-reinvested from distributions:
Initial Class	—	15,955
Service Class	—	18,294

	—	34,249

Shares redeemed:
Initial Class	(16,782)	(37,128)
Service Class	(6,995)	(26,144)

	(23,777)	(63,272)

Net increase in shares outstanding:
Initial Class	(8,979)	(5,695)
Service Class	16,351	30,130

	7,372	24,435

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.36		$12.90	$12.66	$12.24	$12.10	$10.99
Investment operations
Net investment income(a)	0.04		0.50	0.40	0.44	0.40	0.18
Net realized and unrealized gain (loss)	0.70		(3.59)	0.57	0.89	0.46	1.06

Total operations	0.74		(3.09)	0.97	1.33	0.86	1.24

Distributions
From net investment income	—		(0.37)	(0.39)	(0.33)	(0.22)	(0.03)
From net realized gains	—		(1.08)	(0.34)	(0.58)	(0.50)	(0.10)

Total distributions	—		(1.45)	(0.73)	(0.91)	(0.72)	(0.13)

Net asset value
End of period/year	$9.10		$8.36	$12.90	$12.66	$12.24	$12.10

Total return(b)	8.85	%(c)	(25.96)%	7.95%	11.48%	7.44%	11.39%

Net assets end of period/year (000’s)	$961,037		$957,157	$1,550,984	$1,591,304	$1,509,579	$1,405,218
Ratio and supplemental data
Expenses to average net assets(d)	0.13	%(e)	0.13%	0.13%	0.13%	0.14%	0.13%
Net investment income, to average net assets(f)	1.03	%(e)	4.50%	3.10%	3.53%	3.36%	1.61%
Portfolio turnover rate	8	%(c)	23%	20%	3%	24%	30%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.30		$12.83	$12.60	$12.20	$12.09	$10.98
Investment operations
Net investment income(a)	0.03		0.37	0.39	0.43	0.41	0.18
Net realized and unrealized gain (loss)	0.70		(3.47)	0.55	0.87	0.42	1.03

Total operations	0.73		(3.10)	0.94	1.30	0.83	1.21

Distributions
From net investment income	—		(0.35)	(0.37)	(0.32)	(0.22)	— (g)
From net realized gains	—		(1.08)	(0.34)	(0.58)	(0.50)	(0.10)

Total distributions	—		(1.43)	(0.71)	(0.90)	(0.72)	(0.10)

Net asset value
End of period/year	$9.03		$8.30	$12.83	$12.60	$12.20	$12.09

Total return(b)	8.80	%(c)	(26.19)%	7.73%	11.21%	7.13%	11.13%
Net assets end of period/year (000’s)	$1,442,699		$1,190,212	$1,452,693	$1,043,139	$605,462	$227,221
Ratio and supplemental data
Expenses to average net assets(d)	0.38	%(e)	0.38%	0.38%	0.38%	0.39%	0.39%
Net investment income, to average net assets(f)	0.79	%(e)	3.36%	3.03%	3.44%	3.40%	1.63%
Portfolio turnover rate	8	%(c)	23%	20%	3%	24%	30%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Rounds to less than $(.01) per share.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation — Moderate VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
TAM has entered into an agreement with Morningstar Associates, LLC (“Morningstar”) to provide investment services to the Fund. TAM compensates Morningstar as described in the Prospectus.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.10% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of average daily net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $2.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$250,935
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	172,505
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Moderate VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the median for its peer universe and that the total expenses of the Portfolio were in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica Asset Allocation — Moderate Growth VP
(UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$1,080.90	$0.67	$1,024.15	$0.65	0.13%
Service Class	1,000.00	1,079.10	1.96	1,022.91	1.91	0.38%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
U.S. Stocks	46.3%
Bonds	21.3
Global/International Stocks	15.6
Tactical and Specialty	12.0
Inflation-Protected Securities	3.6
Capital Preservation	1.2
Other Assets and Liabilities — net	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 21.3%
Transamerica Convertible Securities VP Ж	4,401,053	$29,575
Transamerica Flexible Income €	2,974,533	23,023
Transamerica High Yield Bond €	7,807,095	58,241
Transamerica JPMorgan International Bond €	12,069,184	130,589
Transamerica MFS High Yield VP Ж	8,483,885	61,084
Transamerica PIMCO Total Return VP Ж	25,229,391	289,381
Transamerica Short-Term Bond €	14,869,042	145,568
Transamerica Van Kampen Emerging Markets Debt €	8,517,255	79,210
Capital Preservation - 1.2%
Transamerica Money Market VP Ж	44,947,761	44,948
Global/International Stocks - 15.6%
Transamerica AllianceBernstein International Value €	7,846,149	52,255
Transamerica Evergreen International Small Cap €	9,156,317	80,850
Transamerica Marsico International Growth €	10,365,883	78,470
Transamerica MFS International Equity € ‡	7,684,878	52,641
Transamerica Neuberger Berman International €	12,341,641	80,344
Transamerica Oppenheimer Developing Markets €	12,021,768	100,984
Transamerica Schroders International Small Cap €	7,484,783	52,019
Transamerica Thornburg International Value €	7,839,885	66,404
Transamerica WMC Emerging Markets € ‡	3,277,581	33,890
Inflation-Protected Securities - 3.6%
Transamerica PIMCO Real Return TIPS €	13,312,750	136,589
Tactical and Specialty - 12.0%
Transamerica BlackRock Global Allocation €	13,391,693	121,998
Transamerica Clarion Global Real Estate Securities VP Ж	15,079,249	121,237
Transamerica Evergreen Health Care €	1,679,460	15,249
Transamerica Federated Market Opportunity VP Ж	2,321,296	33,566
Transamerica Loomis Sayles Bond €	16,385,592	144,522
Transamerica Science & Technology VP Ж	7,759,876	25,375
U.S. Stocks - 46.3%
Transamerica American Century Large Company Value VP Ж	26,605,101	175,062
Transamerica BlackRock Large Cap Value VP Ж	26,518,666	276,059
Transamerica Capital Guardian Value VP Ж	5,385,895	52,566
Transamerica Equity VP Ж	12,728,139	205,050
Transamerica Growth Opportunities VP Ж	6,388,724	55,901
Transamerica Jennison Growth VP Ж	29,009,274	165,063
Transamerica JPMorgan Mid Cap Value VP Ж	10,509,878	98,372
Transamerica Marsico Growth VP Ж	26,969,080	207,392
Transamerica Munder Net50 VP Ж	4,398,620	29,339
Transamerica Oppenheimer Small- & Mid-Cap Value €	10,749,198	74,707
Transamerica T. Rowe Price Equity Income VP Ж	59,778	502
Transamerica T. Rowe Price Growth Stock VP Ж	5,841,659	92,882
Transamerica Third Avenue Value € ‡	6,153,831	103,446
Transamerica UBS Large Cap Value €	21,954,995	163,126
Transamerica Van Kampen Mid-Cap Growth €	6,592,531	54,059
Transamerica Van Kampen Small Company Growth €	3,602,015	28,672

Total Investment Securities (cost $5,085,199) #		3,840,210
Other Assets and Liabilities — Net		(747)

Net Assets		$3,839,463

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $5,085,199. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $34,982 and $1,279,971, respectively. Net unrealized depreciation for tax purposes is $1,244,989.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Company	$3,840,210	$—	$—	$3,840,210

Total	$3,840,210	$—	$—	$3,840,210

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $5,085,199)	$3,840,210
Receivables:
Shares sold	3,059
Dividends	396

3,843,665

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,530
Shares redeemed	530
Management and advisory fees	336
Distribution and service fees	569
Transfer agent fees	2
Administration fees	42
Trustees fees	9
Other	184

4,202

Net assets	$3,839,463

Net assets consist of:
Capital stock ($.01 par value)	$4,385
Additional paid-in capital	4,987,754
Undistributed net investment income	135,461
Accumulated net realized loss from investments in affiliated investment companies	(43,148)
Net unrealized depreciation on investments in affiliated investment companies	(1,244,989)

Net assets	$3,839,463

Net assets by class:
Initial Class	$1,217,962
Service Class	2,621,501
Shares outstanding:
Initial Class	138,146
Service Class	300,307
Net asset value and offering price per share:
Initial Class	$8.82
Service Class	8.73
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income from affiliated investment companies	$11,946

Expenses:
Management and advisory	1,687
Printing and shareholder reports	66
Custody	57
Administration	211
Legal	69
Audit and tax	9
Trustees	64
Transfer agent	42
Registration	10
Distribution and service:
Service Class	2,791
Other	19

Total expenses	5,025

Net investment income	6,921

Net realized gain (loss) from:
Investments in affiliated investment companies	(74,531)
Distributions from investments in affiliated investment companies	748

(73,783)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	340,414

Net realized and unrealized gain on investments in affiliated investment companies	266,631

Net increase In net assets resulting from operations	$273,552

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$6,921	$128,540
Net realized gain (loss) from investments in affiliated investment companies	(73,783)	87,123
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	340,414	(1,905,219)

Net increase (decrease) in net assets resulting from operations	273,552	(1,689,556)

Distributions to shareholders:
From net investment income:
Initial Class	—	(47,892)
Service Class	—	(73,947)

	—	(121,839)

From net realized gains:
Initial Class	—	(185,480)
Service Class	—	(308,987)

	—	(494,467)

Total distributions to shareholders	—	(616,306)

Capital share transactions:
Proceeds from shares sold:
Initial Class	44,265	136,449
Service Class	321,494	791,529

	365,759	927,978

Dividends and distributions reinvested:
Initial Class	—	233,372
Service Class	—	382,934

	—	616,306

Cost of shares redeemed:
Initial Class	(130,165)	(493,929)
Service Class	(75,400)	(365,810)

	(205,565)	(859,739)

Net increase in net assets resulting from capital shares transactions	160,194	684,545

Net increase in net assets	433,746	(1,621,317)

Net assets:
Beginning of year	3,405,717	5,027,034

End of period/year	$3,839,463	$3,405,717

Undistributed net investment income	$135,461	$128,540

Share activity:
Shares issued:
Initial Class	5,468	11,362
Service Class	39,650	68,400

	45,118	79,762

Shares issued-reinvested from distributions:
Initial Class	—	22,268
Service Class	—	36,856

	—	59,124

Shares redeemed:
Initial Class	(16,628)	(42,786)
Service Class	(9,944)	(34,882)

	(26,572)	(77,668)

Net increase in shares outstanding:
Initial Class	(11,160)	(9,156)
Service Class	29,706	70,374

	18,546	61,218

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.16		$14.07	$13.72	$12.80	$12.18	$10.82
Investment operations
Net investment income(a)	0.02		0.34	0.37	0.43	0.30	0.13
Net realized and unrealized gain (loss)	0.64		(4.58)	0.67	1.27	0.88	1.32

Total operations	0.66		(4.24)	1.04	1.70	1.18	1.45

Distributions
From net investment income	—		(0.34)	(0.34)	(0.22)	(0.14)	(0.02)
From net realized gains	—		(1.33)	(0.35)	(0.56)	(0.42)	(0.07)

Total distributions	—		(1.67)	(0.69)	(0.78)	(0.56)	(0.09)

Net asset value
End of period/year	$8.82		$8.16	$14.07	$13.72	$12.80	$12.18

Total return(b)	8.09	%(c)	(32.76)%	7.81%	13.83%	9.91%	13.54%

Net assets end of period/year (000’s)	$1,217,962		$1,217,825	$2,229,744	$2,277,269	$1,892,007	$1,560,998
Ratio and supplemental data
Expenses to average net assets(d)	0.13	%(e)	0.13%	0.13%	0.13%	0.14%	0.14%
Net investment income, to average net assets(f)	0.57	%(e)	2.94%	2.63%	3.25%	2.47%	1.15%
Portfolio turnover rate	5	%(c)	18%	24%	2%	23%	30%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.09		$13.97	$13.64	$12.75	$12.15	$10.83
Investment operations
Net investment income(a)	0.01		0.34	0.37	0.42	0.29	0.12
Net realized and unrealized gain (loss)	0.63		(4.58)	0.63	1.24	0.86	1.29

Total operations	0.64		(4.24)	1.00	1.66	1.15	1.41

Distributions
From net investment income	—		(0.32)	(0.32)	(0.21)	(0.13)	(0.02)
From net realized gains	—		(1.32)	(0.35)	(0.56)	(0.42)	(0.07)

Total distributions	—		(1.64)	(0.67)	(0.77)	(0.55)	(0.09)

Net asset value
End of period/year	$8.73		$8.09	$13.97	$13.64	$12.75	$12.15

Total return(b)	7.91	%(c)	(32.92)%	7.56%	13.54%	9.71%	13.16%

Net assets end of period/year (000’s)	$2,621,501		$2,187,892	$2,797,290	$1,823,589	$858,857	$272,625
Ratio and supplemental data
Expenses to average net assets(d)	0.38	%(e)	0.38%	0.38%	0.38%	0.39%	0.39%
Net investment income, to average net assets(f)	0.33	%(e)	2.99%	2.64%	3.15%	2.40%	1.08%
Portfolio turnover rate	5	%(c)	18%	24%	2%	23%	30%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation — Moderate Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
TAM has entered into an agreement with Morningstar Associates, LLC (“Morningstar”) to provide investment services to the Fund. TAM compensates Morningstar as described in the Prospectus.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.10% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees, and certain extraordinary expenses exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of average daily net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $3.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$336,320
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	168,662
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

9

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Moderate Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and above the median for the past 5-year period. The Trustees agreed that they would continue to monitor the performance of the Portfolio. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the median for its peer universe and that the total expenses of the Portfolio were in line with the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

10

Transamerica Balanced VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Balanced VP
Initial Class	$1,000.00	$1,082.30	$4.70	$1,020.28	$4.56	0.91%
Service Class	1,000.00	1,080.40	5.98	1,019.04	5.81	1.16

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	53.6%
Corporate Debt Securities	20.6
U.S. Government Agency Obligations	11.4
Repurchase Agreement	10.1
Mortgage-Backed Securities	2.3
U.S. Government Obligations	1.5
Preferred Corporate Debt Security	0.3
Municipal Government Obligation	0.3
Other Assets and Liabilities — net(a)	(0.1)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.5%
U.S. Treasury Bond
3.50%, 02/15/2039	$590	$511
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	142	134
2.50%, 01/15/2029	283	301
U.S. Treasury Note
3.13%, 05/15/2019	300	290

Total U.S. Government Obligations (cost $1,190)		1,236

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.4%
Fannie Mae
4.50%, 07/25/2021	303	310
5.00%, 04/25/2034- 02/01/2036	1,201	1,238
5.50%, 04/01/2037- 11/01/2038	1,468	1,518
5.78%, 12/01/2036 *	697	734
Freddie Mac
4.79%, 03/01/2035 *	256	266
5.00%, 02/01/2024- 01/01/2039	3,124	3,214
5.50%, 07/01/2037	460	475
6.00%, 12/01/2037	840	884
Ginnie Mae
4.50%, 02/20/2037 *	453	462

Total U.S. Government Agency Obligations (cost $8,943)		9,101

MORTGAGE-BACKED SECURITIES - 2.3%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037-144A	285	259
Crown Castle Towers LLC
Series 2006-1A, Class AFL
0.49% *, 11/15/2036-144A *	350	294
Series 2006-1A, Class AFX
5.24%, 11/15/2036-144A	383	369
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.59%, 12/26/2037-144A	161	142
Series 2009-R7, Class 10A3
6.00%, 12/26/2036-144A	144	136
Series 2009-R7, Class 12A1
5.50%, 08/26/2036-144A	165	145
Series 2009-R9, Class 1A1
5.84%, 12/31/2049-144A	170	152
Small Business Administration CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036-144A	380	355

Total Mortgage-Backed Securities (cost $1,883)		1,852

MUNICIPAL GOVERNMENT OBLIGATION - 0.3%
Metropolitan Transportation Authority
7.34%, 11/15/2039	178	212
Total Municipal Government Obligation (cost $178)

CORPORATE DEBT SECURITIES - 20.6%
Airlines - 0.3%
Continental Airlines, Inc.
9.00%, 07/08/2016	90	90
Delta Air Lines, Inc.
7.57%, 11/18/2010	120	115
Auto Components - 0.4%
Johnson Controls, Inc.
5.25%, 01/15/2011	292	295
Automobiles - 0.3%
Daimler Finance North America LLC
7.20%, 09/01/2009	240	241
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	175	195
Sabmiller PLC
6.20%, 07/01/2011 -144A	240	253
Capital Markets - 1.1%
Charles Schwab Corp.
4.95%, 06/01/2014	275	280
Goldman Sachs Group, Inc.
1.06%, 03/22/2016 *	335	284
Morgan Stanley
6.00%, 05/13/2014	325	328
Chemicals - 1.1%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 -144A	135	141
Cytec Industries, Inc.
8.95%, 07/01/2017	140	140
Dow Chemical Co.
8.55%, 05/15/2019	295	295
Nalco Co.
8.25%, 05/15/2017 -144A	135	136
Yara International ASA
7.88%, 06/11/2019 -144A	150	156
Commercial Banks - 1.2%
Barclays Bank PLC
7.70%, 04/25/2018 -144A ■ Ž	300	249
BB&T Corp.
6.85%, 04/30/2019	250	260
Wachovia Corp.
1.38%, 10/28/2015 *	380	299
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	185	141
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.
6.50%, 11/15/2010	270	275
Construction Materials - 0.7%
Lafarge SA
6.15%, 07/15/2011	280	283
Martin Marietta Materials, Inc.
6.88%, 04/01/2011	270	280
Consumer Finance - 0.4%
American Express Credit Corp.
1.71%, 05/27/2010 *	135	133
Discover Financial Services
1.17%, 06/11/2010 *	215	203
The notes to the financial statements are an integral part of this report.

2

	Principal	Value
Containers & Packaging - 0.5%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	$160	$158
Rexam PLC
6.75%, 06/01/2013 -144A	255	247
Diversified Financial Services - 1.9%
American Honda Finance Corp.
5.13%, 12/15/2010 -144A	250	247
BAE Systems Holdings, Inc.
6.40%, 12/15/2011 -144A	210	223
Bank of America Corp.
0.91%, 06/15/2016 *	495	369
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	241	254
Glencore Funding LLC
6.00%, 04/15/2014 -144A	147	121
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	290	272
Pemex Finance, Ltd.
9.03%, 02/15/2011	105	112
Electronic Equipment & Instruments - 0.4%
Tyco Electronics Group SA
6.00%, 10/01/2012	290	285
Energy Equipment & Services - 0.7%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	135	150
NGPL Pipeco LLC
6.51%, 12/15/2012 -144A	250	263
Weatherford International, Ltd.
7.00%, 03/15/2038	175	168
Food & Staples Retailing - 0.3%
Ingles Market, Inc.
8.88%, 05/15/2017 -144A	140	138
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	125	123
Food Products - 0.7%
Cargill, Inc.
5.00%, 11/15/2013 -144A	290	288
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	185	178
Michael Foods, Inc.
8.00%, 11/15/2013	100	98
Gas Utilities - 0.3%
EQT Corp.
8.13%, 06/01/2019	200	214
Health Care Equipment & Supplies - 0.4%
Beckman Coulter, Inc.
7.00%, 06/01/2019	276	291
Hotels, Restaurants & Leisure - 0.4%
Host Hotels & Resorts, LP
7.00%, 08/15/2012	145	140
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	176	168
Household Durables - 0.3%
Whirlpool Corp.
8.00%, 05/01/2012	270	279
Insurance - 0.5%
MetLife, Inc.
5.38%, 12/15/2012	240	245
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■ Ž	320	157
IT Services - 0.3%
Aramark Corp.
8.50%, 02/01/2015	110	107
Western Union Co.
5.40%, 11/17/2011	110	115
Leisure Equipment & Products - 0.4%
Hasbro, Inc.
6.30%, 09/15/2017	300	292
Media - 0.3%
Time Warner Cable, Inc.
6.75%, 07/01/2018	235	245
Metals & Mining - 1.1%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	250	270
ArcelorMittal
5.38%, 06/01/2013	305	292
Falconbridge, Ltd.
7.35%, 06/05/2012	135	134
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	240	267
Multiline Retail - 0.4%
Nordstrom, Inc.
6.75%, 06/01/2014	280	291
Multi-Utilities - 0.8%
Black Hills Corp.
9.00%, 05/15/2014	140	144
National Grid PLC
6.30%, 08/01/2016	210	216
Sempra Energy
9.80%, 02/15/2019	225	272
Office Electronics - 0.3%
Xerox Corp.
7.13%, 06/15/2010	260	268
Oil, Gas & Consumable Fuels - 1.5%
Energy Transfer Partners, LP
9.70%, 03/15/2019	175	201
Hess Corp.
8.13%, 02/15/2019	260	296
Husky Energy, Inc.
6.25%, 06/15/2012	255	263
PetroHawk Energy Corp.
9.13%, 07/15/2013	100	100
Teppco Partners, LP
7.00%, 06/01/2067 ■	115	86
Valero Logistics Operations, LP
6.88%, 07/15/2012	200	205
Paper & Forest Products - 0.3%
Weyerhaeuser Co.
6.75%, 03/15/2012	250	250
Pharmaceuticals - 0.3%
Allergan, Inc.
5.75%, 04/01/2016	235	232
Real Estate Investment Trusts - 1.2%
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	280	279
The notes to the financial statements are an integral part of this report.

3

(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value
Real Estate Investment Trusts - (continued)
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	$355	$291
Weingarten Realty Investors
5.26%, 05/15/2012	130	115
Westfield Capital Corp.
4.38%, 11/15/2010 -144A	260	254
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
5.45%, 06/01/2012	100	91
6.30%, 06/01/2013	213	191
Specialty Retail - 0.4%
Staples, Inc.
9.75%, 01/15/2014	253	283
Tobacco - 0.2%
Lorillard Tobacco Co.
8.13%, 06/23/2019	132	137

Total Corporate Debt Securities (cost $16,135)		16,447

	Shares
COMMON STOCKS - 53.6%
Aerospace & Defense - 0.8%
Boeing Co.	15,000	638
Air Freight & Logistics - 1.5%
CH Robinson Worldwide, Inc.	18,000	939
Expeditors International of Washington, Inc.	8,800	293
Auto Components - 3.5%
BorgWarner, Inc.	47,000	1,605
Johnson Controls, Inc.	50,000	1,086
Biotechnology - 1.8%
Gilead Sciences, Inc. ‡	30,000	1,405
Capital Markets - 3.7%
Charles Schwab Corp.	100,000	1,754
T. Rowe Price Group, Inc.	30,000	1,250
Chemicals - 2.3%
Sigma-Aldrich Corp.	38,000	1,883
Communications Equipment - 2.0%
Qualcomm, Inc.	35,000	1,582
Computers & Peripherals - 2.4%
Apple, Inc. ‡	13,200	1,880
Construction & Engineering - 0.8%
Jacobs Engineering Group, Inc. ‡	16,000	673
Diversified Financial Services - 1.5%
JPMorgan Chase & Co.	35,000	1,194
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	45,000	1,383
Electronic Equipment & Instruments - 0.9%
Tyco Electronics, Ltd.	40,800	758
Food & Staples Retailing - 1.2%
Wal-Mart Stores, Inc.	20,000	969
Health Care Equipment & Supplies - 2.8%
Becton Dickinson & Co.	20,000	1,426
Covidien PLC	16,000	599
Varian Medical Systems, Inc. ‡	8,500	299
Industrial Conglomerates - 1.0%
General Electric Co.	66,000	774
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. ‡	25,000	2,092
Internet Software & Services - 2.6%
Google, Inc. -Class A ‡	5,000	2,108
IT Services - 1.8%
Automatic Data Processing, Inc.	40,000	1,418
Machinery - 5.0%
Caterpillar, Inc.	22,000	727
Kennametal, Inc.	82,000	1,572
PACCAR, Inc.	50,000	1,625
Paper & Forest Products - 1.8%
Weyerhaeuser Co.	47,000	1,430
Real Estate Investment Trusts - 0.4%
Plum Creek Timber Co., Inc.	10,000	298
Road & Rail - 1.9%
Burlington Northern Santa Fe Corp.	20,000	1,471
Semiconductors & Semiconductor Equipment - 1.9%
Intel Corp.	90,000	1,490
Software - 6.3%
Adobe Systems, Inc. ‡	80,000	2,263
Intuit, Inc. ‡	35,000	986
Oracle Corp.	80,000	1,713
Trading Companies & Distributors - 1.4%
WW Grainger, Inc.	14,000	1,146

Total Common Stocks (cost $43,646)		42,729

	Principal
PREFERRED CORPORATE DEBT SECURITY - 0.3%
Commercial Banks - 0.3%
Rabobank Nederland NV
11.00%, 06/30/2019 144A ■ Ž	$250	278
Total Preferred Corporate Debt Security (cost $263)

REPURCHASE AGREEMENT - 10.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $8,085 on 07/01/2009 ●	8,085	8,085

Total Repurchase Agreement (cost $8,085)

Total Investment Securities (cost $80,323) #		79,940
Other Assets and Liabilities — Net		(61)

Net Assets		$79,879

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

‡	Non-income producing security.

●	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.72%, a maturity date of 09/01/2035, and with a market value plus accrued interest of $8,247.

#	Aggregate cost for federal income tax purposes is $80,323. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,388 and $4,771, respectively. Net unrealized depreciation for tax purposes is $383.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $6,658, or 8.34%, of the Fund’s net assets.

CMBS	Commercial Mortgage-Backed Security

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$5,382	$—	$—	$5,382
Equities - Consumer Staples	969	—	—	969
Equities - Financials	4,496	—	—	4,496
Equities - Health Care	3,130	—	—	3,130
Equities - Industrials	9,859	—	—	9,859
Equities - Information Technology	14,198	—	—	14,198
Equities - Materials	3,313	—	—	3,313
Equities - Telecommunication Services	1,383	—	—	1,383
Fixed Income - Consumer Discretionary	—	1,558	—	1,559
Fixed Income - Consumer Staples	—	2,085	—	2,085
Fixed Income - Energy	—	1,732	—	1,732
Fixed Income - Financials	—	5,675	—	5,675
Fixed Income - Health Care	—	523	—	523
Fixed Income - Industrials	—	918	—	918
Fixed Income - Information Technology	—	775	—	775
Fixed Income - Materials	140	2,472	—	2,611
Fixed Income - Mortgage-Backed Security	—	1,852	—	1,852
Fixed Income - Municipal Government Obligation	—	212	—	212
Fixed Income - U.S. Government Agency Obligation	—	9,101	—	9,101
Fixed Income - U.S. Government Obligation	—	1,236	—	1,236
Fixed Income - Utilities	—	846	—	846
Cash & Cash Equivalent - Repurchase Agreement	—	8,085	—	8,085

Total	$42,870	$37,070	$—	$79,940

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $72,238)	$71,855
Repurchase agreement, at value (cost: $8,085)	8,085
Receivables:
Investment securities sold	3
Shares sold	461
Interest	306
Dividends	41
Dividend reclaims	2

80,753

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	760
Shares redeemed	30
Management and advisory fees	54
Distribution and service fees	8
Administration fees	1
Printing fees	7
Other	14

874

Net assets	$79,879

Net assets consist of:
Capital stock ($.01 par value)	$88
Additional paid-in capital	85,155
Undistributed net investment income	2,134
Accumulated net realized loss from investment securities	(7,115)
Net unrealized appreciation (depreciation) on:
Investment securities	(383)

Net assets	$79,879

Net assets by class:
Initial Class	$40,426
Service Class	39,453
Shares outstanding:
Initial Class	4,456
Service Class	4,382
Net asset value and offering price per share:
Initial Class	$9.07
Service Class	9.00
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$326
Interest income	755

1,081

Expenses:
Management and advisory	256
Printing and shareholder reports	6
Custody	10
Administration	7
Legal	1
Audit and tax	9
Trustees	1
Transfer agent	1
Distribution and service:
Service Class	36
Other	1

Total expenses	328

Net investment income	753

Net realized gain (loss) on transactions from:
Investment securities	(6,180)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	11,146

Net realized and unrealized gain	4,966

Net increase in net assets resulting from operations	$5,719

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$753	$1,381
Net realized gain (loss) from investment securities	(6,180)	(925)
Change in net unrealized appreciation (depreciation) on investment securities	11,146	(30,528)

Net increase (decrease) in net assets resulting from operations	5,719	(30,072)

Distributions to shareholders:
From net investment income:
Initial Class	—	(920)
Service Class	—	(408)

	—	(1,328)

From net realized gains:
Initial Class	—	(4,198)
Service Class	—	(2,035)

	—	(6,233)

Total distributions to shareholders	—	(7,561)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,008	7,785
Service Class	16,622	20,570

	22,630	28,355

Dividends and distributions reinvested:
Initial Class	—	5,118
Service Class	—	2,443

	—	7,561

Cost of shares redeemed:
Initial Class	(4,726)	(32,191)
Service Class	(2,578)	(9,601)

	(7,304)	(41,792)

Net increase (decrease) in net assets from capital shares transactions	15,326	(5,876)

Net increase (decrease) in net assets	21,045	(43,509)

Net assets:
Beginning of period/year	58,834	102,343

End of period/year	$79,879	$58,834

Undistributed net investment income (loss)	$2,134	$1,381

Share activity:
Shares issued:
Initial Class	699	679
Service Class	2,002	1,853

	2,701	2,532

Shares issued-reinvested from distributions:
Initial Class	—	457
Service Class	—	219

	—	676

Shares redeemed:
Initial Class	(583)	(2,753)
Service Class	(319)	(891)

	(902)	(3,644)

Net increase (decrease) in shares outstanding:
Initial Class	116	(1,617)
Service Class	1,683	1,181

	1,799	(436)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.38		$13.70	$12.25	$11.63	$11.77	$10.79
Investment operations
Net investment income(a)	0.10		0.22	0.19	0.16	0.14	0.16
Net realized and unrealized gain (loss)	0.59		(4.36)	1.47	0.88	0.74	1.02

Total operations	0.69		(4.14)	1.66	1.04	0.88	1.18

Distributions
From net investment income	—		(0.21)	(0.15)	(0.12)	(0.16)	(0.13)
From net realized gains	—		(0.97)	(0.06)	(0.30)	(0.86)	(0.07)

Total distributions	—		(1.18)	(0.21)	(0.42)	(1.02)	(0.20)

Net asset value
End of period/year	$9.07		$8.38	$13.70	$12.25	$11.63	$11.77

Total return(b)	8.23	%(c)	(32.40)%	13.61%	9.12%	7.96%	11.16%
Net assets end of period/year (000’s)	$40,425		$36,361	$81,632	$71,949	$61,698	$62,934
Ratio and supplemental data
Expenses to average net assets	0.91	%(d)	0.90%	0.89%	0.89%	0.94%	0.96%
Net investment income, to average net assets	2.47	%(d)	1.89%	1.49%	1.32%	1.17%	1.45%
Portfolio turnover rate	51	%(c)	67%	60%	47%	50%	128%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.33		$13.64	$12.21	$11.61	$11.77	$10.79
Investment operations
Net investment income(a)	0.09		0.19	0.16	0.13	0.11	0.14
Net realized and unrealized gain (loss)	0.58		(4.34)	1.46	0.87	0.74	1.01

Total operations	0.67		(4.15)	1.62	1.00	0.85	1.15

Distributions
From net investment income	—		(0.19)	(0.13)	(0.10)	(0.15)	(0.10)
From net realized gains	—		(0.97)	(0.06)	(0.30)	(0.86)	(0.07)

Total distributions	—		(1.16)	(0.19)	(0.40)	(1.01)	(0.17)

Net asset value
End of period/year	$9.00		$8.33	$13.64	$12.21	$11.61	$11.77

Total return(b)	8.04	%(c)	(32.57)%	13.38%	8.74%	7.79%	10.88%
Net assets end of period/year (000’s)	$39,453		$22,473	$20,711	$9,672	$3,791	$2,457
Ratio and supplemental data
Expenses to average net assets	1.16	%(d)	1.15%	1.14%	1.14%	1.19%	1.19%
Net investment income, to average net assets	2.21	%(d)	1.71%	1.25%	1.11%	0.91%	1.31%
Portfolio turnover rate	51	%(c)	67%	60%	47%	50%	128%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Balanced VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $1 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1.5 billion	0.70%
Over $1.5 billion	0.625%

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.40% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$35,662
U.S. Government	6,542
Proceeds from maturities and sales of securities:
Long-term	22,190
U.S. Government	9,299
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Value Balanced VP with and into Transamerica Balanced VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Balanced VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period, in line with the median for its peer universe for the past 3-year period and above the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and in line with the median for its expense universe. It was noted that the peer group was challenging due to varying asset allocations. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica BlackRock Global Allocation VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica BlackRock Global Allocation VP	$1,000.00	$1,064.00	$0.86	$1,007.52	$0.84	0.50%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Company	100.0%
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05)%.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANY - 100.0%
Capital Markets - 100.0%
BlackRock Global Allocation VI Fund	1,209,362	$16,036

Total Investment Security (cost $15,870) #
Other Assets and Liabilities — Net		(5)

Net Assets		$16,031

NOTE TO SCHEDULE OF INVESTMENTS:

#	Aggregate cost for federal income tax purposes is $15,870. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $166. Net unrealized appreciation for tax purposes is $166.
VALUATION SUMMARY:

Investment Companies	Level 1	Level 2	Level 3	Total
Capital Markets	$16,036	$—	$—	$16,036

Total	$16,036	$—	$—	$16,036

The notes to the financial statements are on integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities at value (cost: $15,870)	$16,036
Receivables:
Shares sold	913
Due from advisor	1

16,950

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	913
Distribution and service fees	2
Other	4

919

Net assets	$16,031

Net assets consist of:
Capital stock ($.01 par value)	$15
Additional paid-in capital	15,855
Accumulated net investment loss	(5)
Net unrealized appreciation on investment securities	166

Net assets	$16,031

Net assets by class	$16,031

Shares outstanding	1,507

Net asset value and offering price per share	$10.64
STATEMENT OF OPERATIONS
For the period ended June 30, 2009 (b)
(all amounts in thousands)
(unaudited)

Expenses:
Management and advisory	1
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Distribution and service	2
Other	—	(a)

Total expenses	7

Less waiver/reimbursement	(2)

Net expenses	5

Net investment loss	(5)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	166

Net realized gain	166

Net increase In net assets resulting from operations	$161

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are on integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30,
2009(a)
(unaudited)
From operations:
Net investment loss	$(5)
Change in net unrealized appreciation (depreciation) on investment securities	166

Net increase in net assets resulting from operations	161

Capital share transactions:
Proceeds from shares sold	15,878

Cost of shares redeemed	(8)

Net increase in net assets resulting from capital shares transactions	15,870

Net increase in net assets	16,031

Net assets:
Beginning of period	—

End of period	$16,031

Accumulated net investment income (loss)	$(5)

Share activity:

Shares issued	1,508
Shares redeemed	(1)

Net increase (decrease) in shares outstanding	1,507

(a)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are on integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout the period

	Service Class
	May 1 to
	June 30, 2009
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a)	(0.01)
Net unrealized gain	0.65

Total operations	0.64

Net asset value
End of period	$10.64

Total return(b)	6.40	%(c)

Net assets end of period (000’s)	$16,031
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50	%(e)
Before reimbursement/fee waiver	0.69	%(e)
Net investment loss, to average net assets(f)	(0.50	)%(e)
Portfolio turnover rate	—	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are on integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Fund”) commenced operations May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers one class of shares; a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

		% of Fund’s Net
	Market Value	Assets
Service Class	$266	1.66%
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.05% of average daily net assets
TAM has agreed to voluntarily waive the entirety of its management fee. This waiver may be discontinued at any time without notice.
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.
The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009 to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$15,870
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	—
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on February 11, 2009, in approving a mandate to establish Transamerica BlackRock Global Allocation VP as a new series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica BlackRock Global Allocation VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management fees for the Fund. In considering the proposed approval of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM. They concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and TAM’s management oversight process. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. It was noted that the Fund will invest all of its assets in the BlackRock Global Allocation V.I. Fund which has been in existence since 1989 (the “Underlying Fund”). Therefore, the Board was able to review the Underlying Fund’s historical performance which has consistently outperformed peer funds since inception. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and BlackRock, the adviser to Underlying Fund, are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and TAM’s waiver of management fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and that all advisory fees will be waived (but noted that the Underlying Fund pays an advisory fee). The Board concluded that the proposed fees, including the investment advisory waiver, would appropriately benefit investors. The Board also concluded that the Fund’s management fees and Underlying Fund’s fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM, noting that TAM is initially agreeing to waive its management fee.
Benefits to TAM and its affiliates from its relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationship with the Fund are expected to be consistent with industry practice and in the best interests of the Fund and their shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser to the Underlying Fund would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of adviser to the Underlying Fund. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which will result in TAM waiving management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Underlying Fund’s portfolio management personnel, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

9

Transamerica BlackRock Large Cap Value VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica BlackRock Large Cap Value VP
Initial Class	$1,000.00	$938.70	$4.04	$1,020.63	$4.21	0.84%
Service Class	1,000.00	938.00	5.24	1,019.39	5.46	1.09

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.9%
Investment Company	0.4
Other Assets and Liabilities — net(a)	(0.3)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 99.9%
Aerospace & Defense - 4.7%
General Dynamics Corp.	182,000	$10,081
L-3 Communications Corp.	97,000	6,730
Northrop Grumman Corp.	177,000	8,085
Raytheon Co.	170,000	7,553
Beverages - 0.1%
Dr. Pepper Snapple Group, Inc. ‡	18,000	381
Biotechnology - 2.4%
Amgen, Inc. ‡	310,000	16,411
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	122,000	17,988
Commercial Banks - 0.2%
Wells Fargo & Co.	55,000	1,334
Computers & Peripherals - 1.4%
EMC Corp. -Series MA ‡	659,000	8,633
QLogic Corp. ‡	68,000	862
Diversified Financial Services - 3.9%
JPMorgan Chase & Co.	793,000	27,049
Diversified Telecommunication Services - 7.5%
AT&T, Inc.	1,207,000	29,981
Frontier Communications Corp.	219,000	1,564
Verizon Communications, Inc.	671,000	20,620
Electric Utilities - 0.8%
Edison International	180,000	5,663
Electrical Equipment - 0.1%
Hubbell, Inc. -Class B	29,000	930
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. ‡	111,000	2,358
Energy Equipment & Services - 2.0%
Ensco International, Inc.	175,000	6,103
Helix Energy Solutions Group, Inc. ‡	289,000	3,141
Tidewater, Inc.	107,000	4,587
Food & Staples Retailing - 2.6%
BJ’s Wholesale Club, Inc. ‡	103,000	3,320
Kroger Co.	356,000	7,850
Safeway, Inc.	372,000	7,578
Food Products - 1.2%
Archer-Daniels-Midland Co.	304,000	8,138
Health Care Providers & Services - 9.0%
Aetna, Inc.	231,000	5,787
AmerisourceBergen Corp. -Class A	362,000	6,422
Cigna Corp.	265,000	6,384
McKesson Corp.	169,000	7,436
Medco Health Solutions, Inc. ‡	134,000	6,112
Quest Diagnostics, Inc.	26,000	1,467
UnitedHealth Group, Inc.	467,000	11,665
Universal Health Services, Inc. -Class B	142,000	6,937
WellPoint, Inc. ‡	210,000	10,686
Hotels, Restaurants & Leisure - 0.2%
Royal Caribbean Cruises, Ltd.	120,000	1,625
Household Durables - 3.9%
KB Home	92,000	1,259
Leggett & Platt, Inc.	214,000	3,259
Lennar Corp. -Class A	669,000	6,482
NVR, Inc. ‡	10,000	5,024
Pulte Homes, Inc.	590,000	5,210
Toll Brothers, Inc. ‡	335,000	5,685
Household Products - 1.5%
Kimberly-Clark Corp.	196,000	10,276
Independent Power Producers & Energy Traders - 1.5%
Dynegy, Inc. -Class A ‡	1,015,000	2,304
NRG Energy, Inc. ‡	302,000	7,840
Industrial Conglomerates - 1.0%
General Electric Co.	573,000	6,716
Insurance - 6.7%
Chubb Corp.	231,000	9,212
Everest RE Group, Ltd.	79,000	5,654
HCC Insurance Holdings, Inc.	260,000	6,243
PartnerRe, Ltd.	51,000	3,312
RenaissanceRe Holdings, Ltd.	42,000	1,955
Travelers Cos., Inc.	260,000	10,670
Unum Group	465,000	7,375
W.R. Berkley Corp.	129,000	2,770
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	33,000	800
Machinery - 0.7%
SPX Corp.	102,000	4,995
Media - 0.4%
Interpublic Group of Cos., Inc. ‡	609,000	3,075
Metals & Mining - 0.7%
U.S. Steel Corp.	134,000	4,789
Multiline Retail - 4.5%
Dollar Tree, Inc. ‡	31,000	1,305
JC Penney Corp., Inc.	298,000	8,556
Kohl’s Corp. ‡	160,000	6,840
Macy’s, Inc.	634,000	7,456
Target Corp.	175,000	6,907
Multi-Utilities - 1.3%
Ameren Corp.	45,000	1,120
DTE Energy Co.	3,000	96
Public Service Enterprise Group, Inc.	106,000	3,459
Sempra Energy	86,000	4,268
Oil, Gas & Consumable Fuels - 19.6%
Anadarko Petroleum Corp.	234,000	10,621
Chevron Corp.	429,000	28,421
ConocoPhillips	394,000	16,572
Exxon Mobil Corp.	468,000	32,717
Marathon Oil Corp.	347,000	10,455
Occidental Petroleum Corp.	206,000	13,557
Overseas Shipholding Group, Inc.	88,000	2,996
Sunoco, Inc.	182,000	4,222
Valero Energy Corp.	391,000	6,604
XTO Energy, Inc.	271,000	10,336
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Pharmaceuticals - 9.4%
Bristol-Myers Squibb Co.	371,000	$7,535
Eli Lilly & Co.	273,000	9,457
Johnson & Johnson	221,000	12,553
Merck & Co., Inc.	468,000	13,085
Pfizer, Inc.	1,518,000	22,771
Semiconductors & Semiconductor Equipment - 0.8%
Novellus Systems, Inc. ‡	330,000	5,511
Software - 3.5%
Amdocs, Ltd. ‡	39,000	837
BMC Software, Inc. ‡	184,000	6,217
CA, Inc.	231,000	4,026
Compuware Corp. ‡	863,000	5,920
McAfee, Inc. ‡	173,000	7,299
Specialty Retail - 4.1%
Gap, Inc.	457,000	7,495
Limited Brands, Inc.	327,000	3,914
Lowe’s Cos., Inc.	520,000	10,093
RadioShack Corp.	505,000	7,050
Wireless Telecommunication Services - 1.2%
Sprint Nextel Corp. ‡	1,774,000	8,533

Total Common Stocks (cost $755,609)		695,170

INVESTMENT COMPANY - 0.4%
Capital Markets (0.4%)
BlackRock Provident TempFund 24	2,451,642	2,452
Total Investment Company (cost $2,452)

Total Investment Securities (cost $758,061) #		697,622
Other Assets and Liabilities — Net		(1,900)

Net Assets		$695,722

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $758,061. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $27,982 and $88,421, respectively. Net unrealized depreciation for tax purposes is $60,439.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$92,034	$—	$—	$92,034
Equities - Consumer Staples	37,543	—	—	37,543
Equities - Energy	150,333	—	—	150,333
Equities - Financials	93,562	—	—	93,562
Equities - Health Care	144,708	—	—	144,708
Equities - Industrials	45,090	—	—	45,090
Equities - Information Technology	41,663	—	—	41,663
Equities - Materials	4,789	—	—	4,789
Equities - Telecommunication Services	60,698	—	—	60,698
Equities - Utilities	24,750	—	—	24,750
Investment Company - Financials	—	2,452	—	2,452

Total	$695,170	$2,452	$—	$697,622

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $758,061)	$697,622
Receivables:
Investment securities sold	50,818
Shares sold	172
Interest	2
Dividends	677

749,291

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	52,470
Shares redeemed	532
Management and advisory fees	480
Distribution and service fees	3
Trustees fees	2
Transfer agent fees	1
Administration fees	13
Printing fees	25
Other	43

53,569

Net assets	$695,722

Net assets consist of:
Capital stock ($.01 par value)	$668
Additional paid-in capital	980,974
Undistributed net investment income	17,846
Accumulated net realized loss from investment securities	(243,327)
Net unrealized appreciation (depreciation) on:
Investment securities	(60,439)

Net assets	$695,722

Net assets by class:
Initial Class	$681,392
Service Class	14,330
Shares outstanding:
Initial Class	65,444
Service Class	1,373
Net asset value and offering price per share:
Initial Class	$10.41
Service Class	10.44
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$9,164
Interest income	4
Securities lending income (net)	63

9,231

Expenses:
Management and advisory	2,559
Printing and shareholder reports	25
Custody	44
Administration	65
Legal	14
Audit and tax	9
Trustees	13
Transfer agent	8
Distribution and service:
Service Class	17
Other	8

Total expenses	2,762

Net investment income	6,469

Net realized gain (loss) on transactions from:
Investment securities	(110,329)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	58,351

Net realized and unrealized loss	(51,978)

Net decrease in net assets resulting from operations	$(45,509)

The notes to the financial statements are an integral part of this report.

4

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$6,469	$11,378
Net realized gain (loss) from investment securities	(110,329)	(131,766)
Change in net unrealized appreciation (depreciation) on investment securities	58,351	(235,680)

Net decrease in net assets resulting from operations	(45,509)	(356,068)

Distributions to shareholders:
From net investment income:
Initial Class	—	(8,637)
Service Class	—	(156)

	—	(8,793)

From net realized gains:
Initial Class	—	(109,017)
Service Class	—	(2,955)

	—	(111,972)

Total distributions to shareholders	—	(120,765)

Capital share transactions:
Proceeds from shares sold:
Initial Class	34,306	289,936
Service Class	2,193	8,086

	36,499	298,022

Dividends and distributions reinvested:
Initial Class	—	117,654
Service Class	—	3,111

	—	120,765

Cost of shares redeemed:
Initial Class	(20,445)	(92,609)
Service Class	(2,148)	(16,525)

	(22,593)	(109,134)

Net increase in net assets from capital shares transactions	13,906	309,653

Net decrease in net assets	(31,603)	(167,180)

Net assets:
Beginning of period/year	727,325	894,505

End of period/year	$695,722	$727,325

Undistributed net investment income (loss)	$17,846	$11,377

Share activity:
Shares issued:
Initial Class	3,301	17,571
Service Class	215	513

	3,516	18,084

Shares issued-reinvested from distributions:
Initial Class	—	7,960
Service Class	—	210

	—	8,170

Shares redeemed:
Initial Class	(2,064)	(6,262)
Service Class	(218)	(1,092)

	(2,282)	(7,354)

Net increase (decrease) in shares outstanding:
Initial Class	1,237	19,269
Service Class	(3)	(369)

	1,234	18,900

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$11.09		$19.16	$20.80	$18.72	$17.17	$14.97
Investment operations
Net investment income(a)	0.10		0.21	0.20	0.17	0.13	0.18
Net realized and unrealized gain (loss)	(0.78)		(6.18)	0.72	2.91	2.54	2.47

Total operations	(0.68)		(5.97)	0.92	3.08	2.67	2.65

Distributions
From net investment income	—		(0.15)	(0.20)	(0.10)	(0.12)	(0.16)
From net realized gains	—		(1.95)	(2.36)	(0.90)	(1.00)	(0.29)

Total distributions	—		(2.10)	(2.56)	(1.00)	(1.12)	(0.45)

Net asset value
End of period/year	$10.41		$11.09	$19.16	$20.80	$18.72	$17.17

Total return(b)	(6.13	)%(c)	(33.89)%	4.64%	16.92%	15.94%	18.34%
Net assets end of period/year (000’s)	$681,392		$712,006	$860,991	$1,054,389	$860,826	$584,426
Ratio and supplemental data
Expenses to average net assets	0.84	%(d)	0.83%	0.85%	0.83%	0.84%	0.85%
Net investment income, to average net assets	1.99	%(d)	1.38%	0.94%	0.86%	0.70%	1.19%
Portfolio turnover rate	68	%(c)	85%	67%	60%	69%	132%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$11.13		$19.21	$20.87	$18.81	$17.27	$15.06
Investment operations
Net investment income(a)	0.09		0.17	0.14	0.13	0.09	0.15
Net realized and unrealized gain (loss)	(0.78)		(6.20)	0.73	2.91	2.57	2.48

Total operations	(0.69)		(6.03)	0.87	3.04	2.66	2.63

Distributions
From net investment income	—		(0.10)	(0.17)	(0.08)	(0.12)	(0.13)
From net realized gains	—		(1.95)	(2.36)	(0.90)	(1.00)	(0.29)

Total distributions	—		(2.05)	(2.53)	(0.98)	(1.12)	(0.42)

Net asset value
End of period/year	$10.44		$11.13	$19.21	$20.87	$18.81	$17.27

Total return(b)	(6.20	)%(c)	(34.06)%	4.35%	16.62%	15.73%	18.00%
Net assets end of period/year (000’s)	$14,330		$15,319	$33,514	$28,079	$14,908	$3,189
Ratio and supplemental data
Expenses to average net assets	1.09	%(d)	1.08%	1.10%	1.08%	1.09%	1.10%
Net investment income, to average net assets	1.74	%(d)	1.06%	0.70%	0.64%	0.49%	0.97%
Portfolio turnover rate	68	%(c)	85%	67%	60%	69%	132%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized. (d) Annualized.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Large Cap Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$47,961	6.89%

Transamerica Asset Allocation-Growth VP	98,250	14.12

Transamerica Asset Allocation-Moderate VP	120,186	17.28

Transamerica Asset Allocation-Moderate Growth VP	276,059	39.68

Transamerica BlackRock Tactical Allocation VP	257	0.04

Total	$542,713	78.01%

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million	0.75%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$468,443
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	448,244
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Capital Guardian Value VP with and into Transamerica BlackRock Large Cap Value VP. The reorganization is expected to take place during the fourth quarter of 2009.
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP with and into Transamerica BlackRock Large Cap Value VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Large Cap Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.
The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica BlackRock Tactical Allocation VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.
The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica BlackRock Tactical Allocation VP	$1,000.00	$1,049.00	$0.86	$1,007.52	$0.84	0.50%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Companies	100.1%
Other Assets and Liabilities — net(a)	(0.1)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Bonds - 30.4%
Transamerica JPMorgan Core Bond VP Ж	23,565	$294
Transamerica PIMCO Total Return VP Ж	51,201	587
Global/International Stocks - 7.4%
Transamerica MFS International Equity VP Ж	41,533	215
Inflation-Protected Securities - 5.3%
Transamerica PIMCO Real Return TIPS €	15,092	155
Tactical and Specialty - 18.4%
Transamerica BlackRock Global Allocation €	25,713	234
Transamerica Loomis Sayles Bond €	33,733	298
U.S. Stocks - 38.6%
Transamerica BlackRock Large Cap Value VP Ж	24,777	257
Transamerica Jennison Growth VP Ж	23,873	136
Transamerica JPMorgan Mid Cap Value VP Ж	24,540	230
Transamerica T. Rowe Price Equity Income VP Ж	15,372	129
Transamerica T. Rowe Price Growth Stock VP Ж	8,564	136
Transamerica Van Kampen Mid-Cap Growth VP Ж	13,493	229

Total Investment Securities (cost $2,873) #		2,900
Other Assets and Liabilities — Net		(2)

Net Assets		$2,898

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $2,873. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $27 and less than $1, respectively. Net unrealized appreciation for tax purposes is $27.
VALUATION SUMMARY:

Investment Companies	Level 1	Level 2	Level 3	Total
Bonds	$881	$—	$—	$881
Global/International Stocks	215	—	—	215
Inflation-Protected Securities	155	—	—	155
Tactical and Specialty	532	—	—	532
U.S. Stocks	1,117	—	—	1,117

Total	$2,900	$—	$—	$2,900

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $2,873)	$2,900
Receivables:
Shares sold	203
Due from advisor	3

3,106

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	204
Other	4

208

Net assets	$2,898

Net assets consist of:
Capital stock ($.01 par value)	$3
Additional paid-in capital	2,863
Undistributed net investment income	1
Undistributed net realized gain from investments in affiliated investment companies	4
Net unrealized appreciation on investments in affiliated investment companies	27

Net assets	$2,898

Net assets by class	$2,898

Shares outstanding	276

Net asset value and offering price per share	$10.49
STATEMENT OF OPERATIONS
For the period ended June 30, 2009 (b)
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income from affiliated investment companies	$2

Expenses:
Management and advisory	—	(a)
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Distribution and service	1
Other	—	(a)

Total expenses	5

Less waiver/reimbursement	(4)

Net expenses	1

Net investment income	1

Net realized gain (loss) from:
Investments in affiliated investment companies	4

Net increase in unrealized appreciation on:
Investments in affiliated investment companies	27

Net realized and unrealized gain on investments in affiliated investment companies	31

Net increase In net assets resulting from operations	$32

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30, 2009
(unaudited) (a)
From operations:
Net investment income	$1
Net realized gain from investment in affiliated investment companies	4
Change in net unrealized appreciation/depreciation on investment in affiliated investment companies	27

Net increase in net assets resulting from operations	32

Capital share transactions:
Proceeds from shares sold	2,909

Cost of shares redeemed	(43)

Net increase in net assets resulting from capital shares transactions	2,866

Net increase in net assets	2,898

Net assets:
Beginning of period	—

End of period	$2,898

Undistributed net investment income	$1

Share activity:
Shares issued:
Service Class	280

280

Shares redeemed:
Service Class	(4)

(4)

Net increase (decrease) in shares outstanding:
Service Class	276

276

(a)	Commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout the period

	Service Class
	May 1 to
	June 30, 2009
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a)	0.01
Net realized and unrealized gain	0.48

Total operations	0.49

Net asset value
End of period	$10.49

Total return(b)	4.90	%(c)

Net assets end of period (000’s)	$2,898
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50	%(e)
Before reimbursement/fee waiver	2.81	%(e)
Net investment income, to average net assets(f)	0.39	%(e)
Portfolio turnover rate	6	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Fund”) commenced operations May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market
	Value	% of Fund’s Net Assets
Service Class	$262	9.04%
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:

First $1 billion	0.10%
Over $1 billion	0.08%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.
The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$2,982
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	114
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica BlackRock Tactical Allocation VP as a new series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica BlackRock Tactical Allocation VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and their shareholders. The Trustees noted that neither TAM nor the Sub-Adviser would realize soft dollar benefits from its relationship with the Fund.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving a substantial amount of management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

9

Transamerica Capital Guardian Value VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Capital Guardian Value VP
Initial Class	$1,000.00	$1,031.70	$4.38	$1,020.48	$4.36	0.87%
Service Class	1,000.00	1,031.50	5.64	1,019.24	5.61	1.12

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	92.7%
Repurchase Agreement	4.6
Convertible Preferred Stocks	3.1
Other Assets and Liabilities — net(a)	(0.4)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 3.1%
Metals & Mining - 2.0%
Freeport-McMoRan Copper & Gold, Inc., 6.75% ▲	69,500	$5,520
Pharmaceuticals - 1.1%
Schering-Plough Corp., 6.00% ▲	13,400	3,038

Total Convertible Preferred Stocks (cost $5,665)		8,558

COMMON STOCKS - 92.7%
Aerospace & Defense - 0.5%
United Technologies Corp.	25,000	1,299
Air Freight & Logistics - 1.1%
FedEx Corp.	15,500	862
United Parcel Service, Inc. -Class B	42,600	2,130
Airlines - 0.1%
Delta Air Lines, Inc. ‡	40,700	236
Auto Components - 0.5%
BorgWarner, Inc.	40,600	1,386
Automobiles - 1.9%
Harley-Davidson, Inc.	117,900	1,911
Honda Motor Co., Ltd. ADR	54,700	1,497
Toyota Motor Corp. ADR	26,000	1,964
Beverages - 2.3%
Coca-Cola Co.	93,000	4,463
PepsiCo, Inc.	37,100	2,039
Capital Markets - 5.6%
Bank of New York Mellon Corp.	90,100	2,641
Goldman Sachs Group, Inc.	77,600	11,442
State Street Corp.	41,500	1,959
Chemicals - 1.5%
Air Products & Chemicals, Inc.	19,300	1,247
Dow Chemical Co.	191,500	3,090
Commercial Banks - 1.9%
Toronto-Dominion Bank	101,700	5,259
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	77,883	3,010
Construction Materials - 0.6%
Vulcan Materials Co.	40,700	1,754
Diversified Financial Services - 2.5%
JPMorgan Chase & Co.	203,940	6,956
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	295,200	7,333
Electric Utilities - 2.9%
American Electric Power Co., Inc.	36,100	1,043
Edison International	179,400	5,643
Southern Co.	49,500	1,542
Electrical Equipment - 2.0%
Emerson Electric Co.	172,300	5,583
Electronic Equipment & Instruments - 1.4%
Jabil Circuit, Inc.	413,100	3,065
Tyco Electronics, Ltd.	40,400	751
Energy Equipment & Services - 1.7%
Diamond Offshore Drilling, Inc.	28,400	2,359
Transocean, Ltd. ‡	32,090	2,384
Food & Staples Retailing - 0.6%
SYSCO Corp.	80,900	1,819
Food Products - 3.8%
Archer-Daniels-Midland Co.	65,200	1,745
General Mills, Inc.	17,000	952
Kraft Foods, Inc. -Class A	173,716	4,403
Unilever NV	140,500	3,397
Health Care Providers & Services - 1.9%
Aetna, Inc.	30,600	767
Cardinal Health, Inc.	59,500	1,818
DaVita, Inc. ‡	56,000	2,769
Hotels, Restaurants & Leisure - 1.1%
Carnival Corp.	116,700	3,007
Household Products - 2.3%
Colgate-Palmolive Co.	13,400	948
Energizer Holdings, Inc. ‡	23,000	1,202
Kimberly-Clark Corp.	29,800	1,562
Procter & Gamble Co.	54,600	2,790
Industrial Conglomerates - 2.9%
3M Co.	55,900	3,359
General Electric Co.	425,500	4,986
Insurance - 4.1%
ACE, Ltd.	34,000	1,504
Allstate Corp.	91,000	2,220
Berkshire Hathaway, Inc. -Class A ‡	18	1,620
Mercury General Corp.	69,600	2,327
Progressive Corp. ‡	174,200	2,633
RenaissanceRe Holdings, Ltd.	28,500	1,326
Machinery - 2.1%
Illinois Tool Works, Inc.	156,100	5,829
Media - 5.1%
Comcast Corp. -Class A	95,200	1,379
Discovery Communications, Inc. -Series A ‡	106,300	2,397
Gannett Co., Inc.	245,600	877
Time Warner, Inc.	86,166	2,171
Viacom, Inc. -Class B ‡	129,700	2,944
Walt Disney Co.	193,900	4,524
Metals & Mining - 5.1%
Allegheny Technologies, Inc.	128,200	4,478
Cliffs Natural Resources, Inc.	54,200	1,326
Nucor Corp.	182,900	8,127
Multiline Retail - 2.5%
Nordstrom, Inc.	110,500	2,198
Target Corp.	118,800	4,689
Multi-Utilities - 0.2%
Sempra Energy	9,400	467
Oil, Gas & Consumable Fuels - 9.2%
Chevron Corp.	71,900	4,763
ConocoPhillips	49,300	2,074
Devon Energy Corp.	87,400	4,763
Royal Dutch Shell PLC -Class A ADR	167,800	8,422
Royal Dutch Shell PLC -Class B ADR	74,065	3,767
Spectra Energy Corp.	114,500	1,937
Personal Products - 1.7%
Mead Johnson Nutrition Co. -Class A ‡	150,300	4,775
Pharmaceuticals - 5.2%
Johnson & Johnson	116,600	6,623
Merck & Co., Inc.	286,200	8,002
Professional Services - 0.3%
Monster Worldwide, Inc. ‡	70,100	828
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Real Estate Investment Trusts - 1.5%
Equity Residential	57,700	$1,283
Kimco Realty Corp.	119,700	1,203
Plum Creek Timber Co., Inc.	54,400	1,620
Road & Rail - 1.4%
CSX Corp.	88,900	3,078
Norfolk Southern Corp.	23,800	897
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	124,300	2,057
Maxim Integrated Products, Inc.	286,900	4,502
Software - 0.6%
Microsoft Corp.	27,800	661
Nintendo Co., Ltd. ADR	29,400	1,013
Specialty Retail - 2.2%
Home Depot, Inc.	15,300	362
Lowe’s Cos., Inc.	301,700	5,856
Thrifts & Mortgage Finance - 0.9%
Hudson City Bancorp, Inc.	183,600	2,440
Tobacco - 4.6%
Altria Group, Inc.	143,500	2,352
Lorillard, Inc.	37,400	2,535
Philip Morris International, Inc.	177,700	7,750
Water Utilities - 0.9%
American Water Works Co., Inc.	131,800	2,519

Total Common Stocks (cost $286,556)		259,490

	Principal
REPURCHASE AGREEMENT - 4.6%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $12,914 on 07/01/2009 •	$12,914	12,914

Total Repurchase Agreement (cost $12,914)

Total Investment Securities (cost $305,135) #		280,962
Other Assets and Liabilities — Net		(1,065)

Net Assets		$279,897

NOTES TO THE SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates of 0.67%, maturity dates of 05/15/2036, and with market values plus accrued interests of $13,175.

#	Aggregate cost for federal income tax purposes is $305,135. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,575 and $44,748, respectively. Net unrealized depreciation for tax purposes is $24,173.

DEFINITIONS:

ADR	American Depositary Receipt

PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

3

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$37,163	$—	$—	$37,163
Equities — Consumer Staples	42,732	—	—	42,732
Equities — Energy	30,469	—	—	30,469
Equities — Financials	46,432	—	—	46,432
Equities — Health Care	23,017	—	—	23,017
Equities — Industrials	29,087	—	—	29,087
Equities — Information Technology	15,059	—	—	15,059
Equities — Materials	25,542	—	—	25,542
Equities — Telecommunication Services	7,333	—	—	7,333
Equities — Utilities	11,214	—	—	11,214
Cash & Cash Equivalent — Repurchase Agreement	—	12,914	—	12,914

Total	$268,048	$12,914	$—	$280,962

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $292,221)	$268,048
Repurchase agreement, at value (cost: $12,914)	12,914
Receivables:
Investment securities sold	641
Shares sold	20
Dividends	739
Dividend reclaims	1

282,363

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,059
Shares redeemed	137
Management and advisory fees	203
Distribution and service fees	3
Trustees fees	1
Administration fees	5
Printing fees	17
Other	41

2,466

Net assets	$279,897

Net assets consist of:
Capital stock ($.01 par value)	$287
Additional paid-in capital	604,486
Undistributed net investment income	22,711
Accumulated net realized loss from investment securities and foreign currency transactions	(323,414)
Net unrealized appreciation (depreciation) on:
Investment securities	(24,173)

Net assets	$279,897

Net assets by class:
Initial Class	$267,188
Service Class	12,709
Shares outstanding:
Initial Class	27,374
Service Class	1,295
Net asset value and offering price per share:
Initial Class	$9.76
Service Class	9.82
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $83)	$5,627
Interest income	18
Securities lending income (net)	34

5,679

Expenses:
Management and advisory	1,046
Printing and shareholder reports	16
Custody	32
Administration	26
Legal	5
Audit and tax	9
Trustees	5
Transfer agent	3
Distribution and service:
Service Class	15
Other	5

Total expenses	1,162

Less management and advisory fee waiver	(10)

Net expenses	1,152

Net investment income	4,527

Net realized gain (loss) on transactions from:
Investment securities	(61,689)
Foreign currency transactions	1

(61,688)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	64,173

Net realized and unrealized gain	2,485

Net increase in net assets resulting from operations	$7,012

The notes to the financial statements are an integral part of this report.

5

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$4,527	$18,189
Net realized gain (loss) from investment securities and foreign currency transactions	(61,688)	(260,034)
Change in net unrealized appreciation (depreciation) on investment securities	64,173	(52,405)

Net increase (decrease) in net assets resulting from operations	7,012	(294,250)

Distributions to shareholders:
From net investment income:
Initial Class	—	(22,009)
Service Class	—	(593)

	—	(22,602)

From net realized gains:
Initial Class	—	(77,475)
Service Class	—	(2,403)

	—	(79,878)

Total distributions to shareholders	—	(102,480)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,843	6,177
Service Class	1,003	3,839

	4,846	10,016

Dividends and distributions reinvested:
Initial Class	—	99,484
Service Class	—	2,996

	—	102,480

Cost of shares redeemed:
Initial Class	(16,622)	(396,726)
Service Class	(1,616)	(11,780)

	(18,238)	(408,506)

Net decrease in net assets from capital shares transactions	(13,392)	(296,010)

Net decrease in net assets	(6,380)	(692,740)

Net assets:
Beginning of period/year	286,277	979,017

End of period/year	$279,897	$286,277

Undistributed net investment income	$22,711	$18,184

Share activity:
Shares issued:
Initial Class	422	426
Service Class	108	255

	530	681

Shares issued-reinvested from distributions:
Initial Class	—	7,791
Service Class	—	233

	—	8,024

Shares redeemed:
Initial Class	(1,929)	(30,985)
Service Class	(184)	(846)

	(2,113)	(31,831)

Net (decrease) in shares outstanding:
Initial Class	(1,507)	(22,768)
Service Class	(76)	(358)

	(1,583)	(23,126)

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.46		$18.34	$21.25	$20.57	$20.27	$17.56
Investment operations
Net investment income(a)	0.15		0.40	0.44	0.34	0.29	0.25
Net realized and unrealized gain (loss)	0.15		(7.08)	(1.63)	2.82	1.22	2.65

Total operations	0.30		(6.68)	(1.19)	3.16	1.51	2.90

Distributions
From net investment income	—		(0.49)	(0.24)	(0.34)	(0.20)	(0.19)
From net realized gains	—		(1.72)	(1.48)	(2.14)	(1.01)	—

Total distributions	—		(2.21)	(1.72)	(2.48)	(1.21)	(0.19)

Net asset value
End of period/year	$9.76		$9.46	$18.34	$21.25	$20.57	$20.27

Total return(b)	3.17	%(c)	(39.52)%	(6.28)%	16.50%	7.71%	16.70%
Net assets end of period/year (000’s)	$267,188		$273,217	$947,185	$794,352	$721,176	$774,182
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.87	%(d)	0.85%	0.82%	0.84%	0.85%	0.86%
Before reimbursement/fee waiver	0.88	%(d)	0.85%	0.82%	0.84%	0.85%	0.86%
Net investment income, to average net assets	3.48	%(d)	2.72%	2.11%	1.59%	1.43%	1.35%
Portfolio turnover rate	46	%(c)	49%	43%	40%	35%	32%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.52		$18.41	$21.34	$20.66	$20.37	$17.65
Investment operations
Net investment income(a)	0.14		0.37	0.39	0.30	0.24	0.21
Net realized and unrealized gain (loss)	0.16		(7.12)	(1.64)	2.82	1.23	2.66

Total operations	0.30		(6.75)	(1.25)	3.12	1.47	2.87

Distributions
From net investment income	—		(0.42)	(0.20)	(0.30)	(0.17)	(0.15)
From net realized gains	—		(1.72)	(1.48)	(2.14)	(1.01)	—

Total distributions	—		(2.14)	(1.68)	(2.44)	(1.18)	(0.15)

Net asset value
End of period/year	$9.82		$9.52	$18.41	$21.34	$20.66	$20.37

Total return(b)	3.15	%(c)	(39.68)%	(6.54)%	16.20%	7.50%	16.39%
Net assets end of period/year (000’s)	$12,709		$13,060	$31,832	$35,331	$23,622	$16,961
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.12	%(d)	1.10%	1.07%	1.09%	1.10%	1.11%
Before reimbursement/fee waiver	1.13	%(d)	1.10%	1.07%	1.09%	1.10%	1.11%
Net investment income, to average net assets	3.23	%(d)	2.50%	1.85%	1.38%	1.18%	1.11%
Portfolio turnover rate	46	%(c)	49%	43%	40%	35%	32%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Capital Guardian Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $25 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$7,516	2.69%
Transamerica Asset Allocation-Growth VP	13,188	4.71
Transamerica Asset Allocation-Moderate VP	21,756	7.77
Transamerica Asset Allocation-Moderate Growth VP	52,566	18.78

Total	$95,026	33.95%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.80%
Over $500 million to $1 billion	0.775%
Over $1 billion to $2 billion	0.65%
Over $2 billion	0.625%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.87% Expense Limit
If total Fund expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$114,107
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	125,189
U.S. Government	—

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees of the Fund approved a reorganization of the Fund and into Transamerica BlackRock Large Cap Value VP. This reorganization will occur in the fourth quarter of 2009.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Capital Guardian Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Capital Guardian Trust Company (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1- and 3-year periods. It was noted that the Board has approved the reorganization of the Portfolio into the Transamerica BlackRock Large Cap Value VP Portfolio, and that the reorganization is expected to close during the forth quarter of 2009. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Clarion Global Real Estate Securities VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Clarion Global Real Estate Securities VP
Initial Class	$1,000.00	$1,025.50	$4.67	$1,020.18	$4.66	0.93%
Service Class	1,000.00	1,024.50	5.92	1,018.94	5.91	1.18

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	96.7%
Repurchase Agreement	2.5
Warrant	0.2
Investment Company	0.1
Other Assets and Liabilities — net(a)	0.5

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 96.7%
Australia - 11.1%
CFS Retail Property Trust REIT	1,121,900	$1,492
Commonwealth Property Office Fund REIT	1,597,200	1,068
Dexus Property Group REIT	9,661,360	5,839
Goodman Group REIT	3,987,988	1,189
GPT Group REIT	10,059,202	3,972
Macquarie Countrywide Trust REIT	2,597,500	1,141
Mirvac Group REIT	5,107,193	4,445
Stockland REIT	2,952,720	7,638
Westfield Group REIT	1,665,918	15,275
Bermuda - 2.4%
Great Eagle Holdings, Ltd.	181,000	380
Hongkong Land Holdings, Ltd.	585,100	2,071
Kerry Properties, Ltd.	1,511,585	6,631
Brazil - 0.4%
BR Malls Participacoes SA ‡	186,400	1,417
Canada - 1.9%
Calloway -144A REIT ‡	113,200	1,250
Calloway REIT	116,250	1,283
Canadian REIT	67,800	1,434
Primaris Retail REIT	76,900	783
RioCan REIT	191,100	2,510
Cayman Islands - 1.3%
China Resources Land, Ltd.	1,295,800	2,872
KWG Property Holding, Ltd.	396,800	286
Shimao Property Holdings, Ltd.	410,900	795
Shui On Land, Ltd.	1,667,800	1,145
Finland - 0.1%
Sponda OYJ ‡	124,930	356
France - 6.0%
Fonciere Des Regions REIT	26,966	2,027
Gecina SA REIT	9,700	600
ICADE REIT	22,310	1,832
Klepierre REIT	242,768	6,261
Mercialys SA REIT	54,302	1,676
Unibail-Rodamco Se REIT	69,478	10,348
Hong Kong - 14.9%
Cheung Kong Holdings, Ltd. ‡	1,313,943	15,106
Hang Lung Group, Ltd.	642,652	3,027
Hang Lung Properties, Ltd.	1,400,100	4,634
Henderson Land Development Co., Ltd.	522,000	2,994
Hysan Development Co., Ltd.	634,600	1,629
Link REIT	1,231,100	2,627
Sino Land Co.	926,800	1,535
Sino-Ocean Land Holdings, Ltd.	1,187,100	1,365
Sun Hung Kai Properties, Ltd.	1,578,355	19,715
Wharf Holdings, Ltd. ‡	944,225	4,002
Japan - 17.6%
AEON Mall Co., Ltd.	90,600	1,729
Daito Trust Construction Co., Ltd.	72,300	3,422
Frontier Real Estate Investment Corp. REIT	268	1,716
Japan Logistics Fund, Inc. -Class A REIT	193	1,290
Japan Real Estate Investment Corp. -Class A REIT	332	2,761
Japan Retail Fund Investment Corp. -Class A REIT	162	750
Kenedix Realty Investment Corp. -Class A REIT	216	749
Mitsubishi Estate Co., Ltd.	911,500	15,243
Mitsui Fudosan Co., Ltd.	964,610	16,852
Nippon Accommodations Fund, Inc. -Class A REIT	118	530
Nippon Building Fund, Inc. -Class A REIT	340	2,916
Nomura Real Estate Office Fund, Inc. -Class A REIT	187	1,192
NTT Urban Development Corp.	1,222	1,186
ORIX Jreit, Inc. -Class A REIT	289	1,326
Sumitomo Realty & Development Co., Ltd.	732,500	13,466
Tokyu, Inc. REIT	139	753
United Urban Investment Corp. -Class A REIT	232	997
Luxembourg - 0.1%
Gagfah SA	52,030	431
Netherlands - 1.8%
Corio NV REIT	106,245	5,166
Eurocommercial Properties NV REIT	34,577	1,065
Vastned Retail NV REIT	14,240	707
Singapore - 3.7%
Ascendas REIT ‡	1,948,099	2,139
Capitaland, Ltd.	2,851,500	7,304
CapitaMall Trust REIT ‡	2,520,069	2,436
City Developments, Ltd.	283,000	1,676
Starhill Global -Class Trabajo share REIT ‡	960,700	421
Sweden - 0.8%
Castellum AB	331,803	2,112
Kungsleden AB	162,767	751
Switzerland - 0.5%
PSP Swiss Property AG ‡	29,991	1,433
Swiss Prime Site AG ‡	7,888	386
United Kingdom - 4.3%
British Land Co. PLC REIT	481,460	3,026
Derwent London PLC REIT	50,730	780
Great Portland Estates PLC REIT	19,172	69
Hammerson PLC REIT	631,445	3,189
Land Securities Group PLC REIT	808,729	6,271
Liberty International PLC REIT	286,898	1,875
Safestore Holdings PLC	684,905	1,070
Segro PLC REIT	427,645	171
United States - 29.8%
Acadia Realty Trust REIT	77,989	1,018
Alexandria Real Estate Equities, Inc. REIT	57,200	2,047
AMB Property Corp. REIT	170,100	3,200
Apartment Investment & Management Co. -Class A REIT	176,100	1,558
AvalonBay Communities, Inc. REIT	62,849	3,516
Boston Properties, Inc. REIT	80,700	3,849
BRE Properties, Inc. -Class A REIT	92,500	2,198
Camden Property Trust REIT	82,300	2,271
Corporate Office Properties Trust REIT	25,650	752
Digital Realty Trust, Inc. REIT	125,300	4,492
Duke Realty Corp. REIT	119,400	1,047
Equity Residential REIT	84,600	1,881
Essex Property Trust, Inc. REIT	23,600	1,469
Extra Space Storage, Inc. REIT	116,300	971
Federal Realty Investment Trust REIT	95,200	4,905
Health Care Property Investors, Inc. REIT	251,612	5,332
Health Care, Inc. REIT	22,400	764
Highwoods Properties, Inc. REIT	120,100	2,687
Host Hotels & Resorts, Inc. REIT	608,723	5,107
Liberty Property Trust REIT	188,725	4,348
Macerich Co. REIT	158,734	2,795
Nationwide Health Properties, Inc. REIT	173,000	4,453
Omega Healthcare Investors, Inc. REIT	145,300	2,255
ProLogis REIT	442,300	3,565
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
United States (continued)
Public Storage, Inc. REIT	79,280	$5,191
Regency Centers Corp. REIT	77,700	2,713
Simon Property Group, Inc. REIT	337,298	17,346
SL Green Realty Corp. REIT	88,700	2,035
Tanger Factory Outlet Centers REIT	60,600	1,965
Taubman Centers, Inc. REIT	57,071	1,533
UDR, Inc. REIT	266,284	2,751
Ventas, Inc. REIT	145,900	4,357
Vornado Realty Trust REIT	157,566	7,095
Weingarten Realty Investors REIT	83,500	1,211

Total Common Stocks (cost $488,605)		366,683

INVESTMENT COMPANY - 0.1%
Luxembourg - 0.1%
ProLogis European Properties	108,730	412
Total Investment Company (cost $450)

WARRANT - 0.2%
Australia - 0.2%
Unitech, Ltd.
Expiration: 05/29/2013
Exercise Price: $0.00	355,200	590
Total Warrant (cost $2,188)

	Principal
REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $9,531 on 07/01/2009 •	$9,531	9,531
Total Repurchase Agreement (cost $9,531)

Total Investment Securities (cost $500,774) #		377,216
Other Assets and Liabilities — Net		1,803

Net Assets		$379,019

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Real Estate Investment Trusts	60.8%	$229,662
Real Estate Management & Development	36.6	137,611
Capital Markets	0.1	412

Investment Securities, at Value	97.5	367,685
Short-Term Investment	2.5	9,531

Total Investments	100.0%	$377,216

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 2.88% to 5.50%, maturity dates ranging from 03/01/2035 to 04/01/2035, and with market values plus accrued interests of $9,723.

#	Aggregate cost for federal income tax purposes is $500,774. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,014 and $133,572, respectively. Net unrealized depreciation for tax purposes is $123,558.
The notes to the financial statements are an integral part of this report.

3

(all amounts in thousands)
(unaudited)
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $1,250, or 0.33%, of the Fund’s net assets.

PLC	Public Limited Company

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Financials	$366,683	$590	$—	$367,273
Investment Company — Financials	412	—	—	412
Cash & Cash Equivalent — Repurchase Agreement	—	9,531	—	9,531

Total	$367,095	$10,121	$—	$377,216

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $491,243)	$367,685
Repurchase agreement, at value (cost: $9,531)	9,531
Foreign currency (cost: $261)	260
Receivables:
Investment securities sold	2,673
Shares sold	282
Dividends	1,232
Dividend reclaims	126

381,789

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,236
Shares redeemed	122
Management and advisory fees	261
Distribution and service fees	3
Trustees fees	1
Administration fees	7
Printing fees	36
Other	104

2,770

Net assets	$379,019

Net assets consist of:
Capital stock ($.01 par value)	$471
Additional paid-in capital	655,770
Undistributed net investment income	4,724
Accumulated net realized loss from investment securities and foreign currency transactions	(158,392)
Net unrealized appreciation (depreciation) on:
Investment securities	(123,558)
Translation of assets and liabilities denominated in foreign currencies	4

Net assets	$379,019

Net assets by class:
Initial Class	$365,849
Service Class	13,170
Shares outstanding:
Initial Class	45,477
Service Class	1,578
Net asset value and offering price per share:
Initial Class	$8.04
Service Class	8.35
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $761)	$8,049
Interest income	1
Securities lending income (net)	43

8,093

Expenses:
Management and advisory	1,241
Printing and shareholder reports	31
Custody	119
Administration	31
Legal	6
Audit and tax	9
Trustees	6
Transfer agent	4
Distribution and service:
Service Class	15
Other	5

Total expenses	1,467

Net investment income	6,626

Net realized gain (loss) on transactions from:
Investment securities	(81,927)
Foreign currency transactions	(78)

(82,005)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	83,728
Translation of assets and liabilities denominated in foreign currencies	(6)

Change in unrealized appreciation (depreciation)	83,722

Net realized and unrealized gain	1,717

Net increase in net assets resulting from operations	$8,343

The notes to the financial statements are an integral part of this report.

5

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$6,626	$14,205
Net realized gain (loss) from investment securities and foreign currency transactions	(82,005)	(70,810)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	83,722	(220,248)

Net increase (decrease) in net assets resulting from operations	8,343	(276,853)

Distributions to shareholders:
From net investment income:
Initial Class	—	(14,525)
Service Class	—	(613)

	—	(15,138)

From net realized gains:
Initial Class	—	(146,347)
Service Class	—	(7,537)

	—	(153,884)

Total distributions to shareholders	—	(169,022)

Capital share transactions:
Proceeds from shares sold:
Initial Class	31,532	31,106
Service Class	1,054	5,560

	32,586	36,666

Dividends and distributions reinvested:
Initial Class	—	160,872
Service Class	—	8,150

	—	169,022

Cost of shares redeemed:
Initial Class	(13,753)	(95,773)
Service Class	(2,626)	(18,143)

	(16,379)	(113,916)

Net increase in net assets from capital shares transactions	16,207	91,772

Net increase (decrease) in net assets	24,550	(354,103)

Net assets:
Beginning of period/year	354,469	708,572

End of period/year	$379,019	$354,469

Undistributed (accumulated) net investment income (loss)	$4,724	$(1,902)

Share activity:
Shares issued:
Initial Class	4,253	2,049
Service Class	141	368

	4,394	2,417

Shares issued-reinvested from distributions:
Initial Class	—	13,856
Service Class	—	675

	—	14,531

Shares redeemed:
Initial Class	(2,091)	(6,568)
Service Class	(381)	(1,274)

	(2,472)	(7,842)

Net increase in shares outstanding:
Initial Class	2,162	9,337
Service Class	(240)	(231)

	1,922	9,106

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.84		$19.64	$24.54	$19.77	$19.15	$15.08
Investment operations
Net investment income(a)	0.15		0.38	0.36	0.35	0.27	0.43
Net realized and unrealized gain (loss)	0.05		(7.03)	(1.77)	7.45	2.20	4.35

Total operations	0.20		(6.65)	(1.41)	7.80	2.47	4.78

Distributions
From net investment income	—		(0.47)	(1.73)	(0.33)	(0.32)	(0.36)
From net realized gains	—		(4.68)	(1.76)	(2.70)	(1.53)	(0.35)

Total distributions	—		(5.15)	(3.49)	(3.03)	(1.85)	(0.71)

Net asset value
End of period/year	$8.04		$7.84	$19.64	$24.54	$19.77	$19.15

Total return(b)	2.55	%(c)	(42.38)%	(6.70)%	42.27%	13.47%	32.86%
Net assets end of period/year (000’s)	$365,849		$339,659	$667,356	$922,134	$599,134	$396,224
Ratio and supplemental data
Expenses to average net assets	0.93	%(d)	0.87%	0.84%	0.84%	0.86%	0.86%
Net investment income, to average net assets	4.25	%(d)	2.61%	1.51%	1.59%	1.41%	2.62%
Portfolio turnover rate	33	%(c)	48%	60%	44%	103%	69%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.15		$20.12	$25.06	$20.16	$19.53	$15.37
Investment operations
Net investment income(a)	0.15		0.36	0.31	0.32	0.23	0.47
Net realized and unrealized gain (loss)	0.05		(7.27)	(1.80)	7.58	2.23	4.36

Total operations	0.20		(6.91)	(1.49)	7.90	2.46	4.83

Distributions
From net investment income	—		(0.38)	(1.69)	(0.30)	(0.30)	(0.32)
From net realized gains	—		(4.68)	(1.76)	(2.70)	(1.53)	(0.35)

Total distributions	—		(5.06)	(3.45)	(3.00)	(1.83)	(0.67)

Net asset value
End of period/year	$8.35		$8.15	$20.12	$25.06	$20.16	$19.53

Total return(b)	2.45	%(c)	(42.49)%	(6.91)%	41.91%	13.18%	32.50%
Net assets end of period/year (000’s)	$13,170		$14,810	$41,216	$53,276	$24,618	$11,771
Ratio and supplemental data
Expenses to average net assets	1.18	%(d)	1.12%	1.09%	1.09%	1.11%	1.11%
Net investment income, to average net assets	4.05	%(d)	2.35%	1.26%	1.39%	1.21%	2.77%
Portfolio turnover rate	33	%(c)	48%	60%	44%	103%	69%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies orannuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus. The Fund is “non-diversified” under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $23 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$15,929	4.20%

Transamerica Asset Allocation-Growth VP	41,505	10.95

Transamerica Asset Allocation-Moderate VP	55,670	14.69

Transamerica Asset Allocation-Moderate Growth VP	121,237	31.99

Transamerica International Moderate Growth VP	10,876	2.87

Total	$245,217	64.70%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$122,221
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	102,477
U.S. Government	—

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and ING Clarion Real Estate Securities LP (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Portfolio were in line with the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Convertible Securities VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Convertible Securities VP
Initial Class	$1,000.00	$1,082.10	$4.28	$1,020.68	$4.16	0.83%
Service Class	1,000.00	1,082.50	5.58	1,019.44	5.41	1.08

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Convertible Bonds	69.9%
Reverse Convertible Bonds	15.5
Convertible Preferred Stocks	9.8
Repurchase Agreement	4.7
Other Assets and Liabilities — net(a)	0.1

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 9.8%
Commercial Services & Supplies - 2.3%
Avery Dennison Corp., 7.88% ▲	87,400	$2,520
Diversified Financial Services - 3.7%
Vale Capital, Ltd., 5.50%▲	227,930	4,185
Electric Utilities - 1.2%
Great Plains Energy, Inc., 12.00%▲	23,000	1,323
Pharmaceuticals - 2.6%
Mylan, Inc., 6.50%▲	3,430	2,955

Total Convertible Preferred Stocks (cost $10,233)		10,983

REVERSE CONVERTIBLE BONDS - 15.5% ұ
Capital Markets - 9.4%
Deutsche Bank AG -144A §	64,500	5,459
Goldman Sachs Group, Inc. -144A §	270,000	4,990
Diversified Financial Services - 6.1%
Credit Suisse USA, Inc.	490,000	6,850

Total Reverse Convertible Bonds (cost $14,844)		17,299

	Principal
CONVERTIBLE BONDS - 69.9%
Biotechnology - 2.8%
Gilead Sciences, Inc.
0.63%, 05/01/2013	$2,380	3,073
Commercial Services & Supplies - 4.3%
Barnes Group, Inc.
3.38%, 03/15/2027	3,625	2,787
Textron, Inc.
4.50%, 05/01/2013	2,050	2,055
Communications Equipment - 1.6%
Ciena Corp.
0.88%, 06/15/2017	3,580	1,768
Construction & Engineering - 5.5%
Dr. Horton, Inc.
2.00%, 05/15/2014	4,185	3,997
Quanta Services, Inc.
3.75%, 04/30/2026	1,800	2,115
Containers & Packaging - 2.5%
Sealed Air Corp.
3.00%, 06/30/2033 -144A	2,775	2,778
Diversified Financial Services - 2.2%
AngloGold Ashanti Holdings Finance PLC
3.50%, 05/22/2014 -144A	2,410	2,480
Diversified Telecommunication Services - 2.9%
Lucent Technologies, Inc.
2.88%, 06/15/2023 Ђ	3,400	3,221
Electronic Equipment & Instruments - 2.5%
Itron, Inc.
2.50%, 08/01/2026	2,600	2,841
Energy Equipment & Services - 7.0%
Covanta Holding Corp.
3.25%, 06/01/2014 -144A	4,210	4,553
Transocean, Inc.
1.63%, 12/15/2037	3,355	3,170
Health Care Equipment & Supplies - 2.7%
NuVasive, Inc.
2.25%, 03/15/2013 -144A	2,650	2,968
Hotels, Restaurants & Leisure - 2.4%
Wyndham Worldwide Corp.
3.50%, 05/01/2012	2,415	2,672
Internet Software & Services - 1.8%
Equinix, Inc.
3.00%, 10/15/2014	2,545	2,042
Leisure Equipment & Products - 2.3%
Hasbro, Inc.
2.75%, 12/01/2021	2,150	2,604
Machinery - 2.9%
Danaher Corp.
Zero Coupon, 01/22/2021	3,550	3,239
Metals & Mining - 7.9%
ArcelorMittal
5.00%, 05/15/2014	1,050	1,326
Newmont Mining Corp.
1.25%, 07/15/2014	2,230	2,417
Steel Dynamics, Inc.
5.13%, 06/15/2014	2,415	2,657
U.S. Steel Corp.
4.00%, 05/15/2014	1,850	2,421
Multiline Retail - 2.8%
Saks, Inc.
7.50%, 12/01/2013 -144A	3,000	3,131
Oil, Gas & Consumable Fuels - 3.7%
Quicksilver Resources, Inc.
1.88%, 11/01/2024	1,570	1,431
Western Refining, Inc.
5.75%, 06/15/2014	3,045	2,717
Pharmaceuticals - 4.3%
Allergan, Inc.
1.50%, 04/01/2026	2,200	2,236
Sepracor, Inc.
Zero Coupon, 12/15/2010	2,845	2,632
Software - 7.8%
Nuance Communications, Inc.
2.75%, 08/15/2027	4,295	3,660
Symantec Corp.
0.75%, 06/15/2011	3,000	3,023
Take-Two Interactive Software, Inc.
4.38%, 06/01/2014	1,810	1,962

Total Convertible Bonds (cost $78,011)		77,976

REPURCHASE AGREEMENT - 4.7%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $5,255 on 07/01/2009 •	5,255	5,255

Total Repurchase Agreement (cost $5,255)

Total Investment Securities (cost $108,343) #		111,513
Other Assets and Liabilities — Net		113

Net Assets		$111,626

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

¥	A bond that can be converted to cash, debt, or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

§	Illiquid. These securities aggregated to $10,449, or 9.36%, of the Fund’s net assets.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.68%, a maturity date of 09/01/2035, and with a market value plus accrued interest of $5,361.

#	Aggregate cost for federal income tax purposes is $108,343. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $7,381 and $4,211, respectively. Net unrealized appreciation for tax purposes is $3,170.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $26,359, or 23.61%, of the Fund’s net assets.

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Financials	$9,175	$—	$—	$9,175
Equities — Health Care	2,955	—	—	2,955
Equities — Industrials	2,520	—	—	2,520
Equities — Utilities	1,323	—	—	1,323
Fixed Income — Consumer Discretionary	—	5,276	—	5,276
Fixed Income — Consumer Staples	—	7,128	—	7,128
Fixed Income — Energy	—	11,871	—	11,871
Fixed Income — Financials	—	14,789	—	14,789
Fixed Income — Health Care	—	10,909	—	10,909
Fixed Income — Industrials	—	10,196	—	10,196
Fixed Income — Information Technology	—	11,486	—	11,486
Fixed Income — Materials	—	11,599	—	11,599
Fixed Income — Telecommunication Services	—	7,031	—	7,031
Cash & Cash Equivalent — Repurchase Agreement	—	5,255	—	5,255

Total	$15,973	$95,540	$—	$111,513

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $103,088)	$106,258
Repurchase agreement, at value (cost: $5,255)	5,255
Receivables:
Shares sold	55
Interest	320

111,888

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	161
Management and advisory fees	75
Distribution and service fees	2
Administration fees	2
Printing fees	5
Other	17

262

Net assets	$111,626

Net assets consist of:
Capital stock ($.01 par value)	$166
Additional paid-in capital	166,290
Undistributed net investment income	6,656
Accumulated net realized loss from investment securities	(64,656)
Net unrealized appreciation (depreciation) on:
Investment securities	3,170

Net assets	$111,626

Net assets by class:
Initial Class	$103,441
Service Class	8,185
Shares outstanding:
Initial Class	15,385
Service Class	1,224
Net asset value and offering price per share:
Initial Class	$6.72
Service Class	6.69
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$917
Interest income	1,874
Securities lending income (net)	17

2,808

Expenses:
Management and advisory	491
Printing and shareholder reports	5
Custody	12
Administration	13
Legal	3
Audit and tax	9
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	10
Other	2

Total expenses	550

Net investment income	2,258

Net realized gain (loss) on transactions from:
Investment securities	(24,389)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	28,591

Net realized and unrealized gain	4,202

Net increase in net assets resulting from operations	$6,460

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$2,258	$4,397
Net realized gain (loss) from investment securities	(24,389)	(39,669)
Change in net unrealized appreciation (depreciation) on investment securities	28,591	(67,441)

Net increase (decrease) in net assets resulting from operations	6,460	(102,713)

Distributions to shareholders:
From net investment income:
Initial Class	—	(3,920)
Service Class	—	(185)

	—	(4,105)

From net realized gains:
Initial Class	—	(46,782)
Service Class	—	(2,678)

	—	(49,460)

Total distributions to shareholders	—	(53,565)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,391	25,938
Service Class	2,008	4,434

	14,399	30,372

Dividends and distributions reinvested:
Initial Class	—	50,702
Service Class	—	2,863

	—	53,565

Cost of shares redeemed:
Initial Class	(70,901)	(42,963)
Service Class	(2,246)	(9,157)

	(73,147)	(52,120)

Net increase (decrease) in net assets from capital shares transactions	(58,748)	31,817

Net decrease in net assets	(52,288)	(124,461)

Net assets:
Beginning of period/year	163,914	288,375

End of period/year	$111,626	$163,914

Undistributed net investment income (loss)	$6,656	$4,398

Share activity:
Shares issued:
Initial Class	1,867	2,445
Service Class	325	447

	2,192	2,892

Shares issued-reinvested from distributions:
Initial Class	—	5,665
Service Class	—	321

	—	5,986

Shares redeemed:
Initial Class	(11,647)	(4,599)
Service Class	(361)	(970)

	(12,008)	(5,569)

Net increase (decrease) in shares outstanding:
Initial Class	(9,780)	3,511
Service Class	(36)	(202)

	(9,816)	3,309

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.21		$12.48	$12.03	$11.20	$12.24	$11.51
Investment operations
Net investment income(a)	0.11		0.18	0.16	0.15	0.22	0.24
Net realized and unrealized gain (loss)	0.40		(4.05)	1.91	1.05	0.19	1.16

Total operations	0.51		(3.87)	2.07	1.20	0.41	1.40

Distributions
From net investment income	—		(0.18)	(0.26)	(0.19)	(0.27)	(0.23)
From net realized gains	—		(2.22)	(1.36)	(0.18)	(1.18)	(0.44)

Total distributions	—		(2.40)	(1.62)	(0.37)	(1.45)	(0.67)

Net asset value
End of period/year	$6.72		$6.21	$12.48	$12.03	$11.20	$12.24

Total return(b)	8.21	%(c)	(36.87)%	18.63%	10.90%	3.88%	13.18%
Net assets end of period/year (000’s)	$103,441		$156,137	$270,218	$429,852	$314,353	$351,386
Ratio and supplemental data
Expenses to average net assets	0.83	%(d)	0.81%	0.79%	0.78%	0.79%	0.84%
Net investment income, to average net assets	3.46	%(d)	1.88%	1.30%	1.26%	1.95%	2.04%
Portfolio turnover rate	108	%(c)	97%	79%	64%	85%	138%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.18		$12.42	$11.98	$11.17	$12.24	$11.50
Investment operations
Net investment income(a)	0.10		0.14	0.13	0.12	0.19	0.20
Net realized and unrealized gain (loss)	0.41		(4.01)	1.91	1.04	0.18	1.18

Total operations	0.51		(3.87)	2.04	1.16	0.37	1.38

Distributions
From net investment income	—		(0.15)	(0.24)	(0.17)	(0.26)	(0.20)
From net realized gains	—		(2.22)	(1.36)	(0.18)	(1.18)	(0.44)

Total distributions	—		(2.37)	(1.60)	(0.35)	(1.44)	(0.64)

Net asset value
End of period/year	$6.69		$6.18	$12.42	$11.98	$11.17	$12.24

Total return(b)	8.25	%(c)	(37.00)%	18.29%	10.65%	3.54%	12.99%
Net assets end of period/year (000’s)	$8,185		$7,777	$18,157	$14,065	$10,710	$6,006
Ratio and supplemental data
Expenses to average net assets	1.08	%(d)	1.06%	1.04%	1.03%	1.04%	1.10%
Net investment income, to average net assets	3.26	%(d)	1.46%	1.02%	1.01%	1.65%	1.72%
Portfolio turnover rate	108	%(c)	97%	79%	64%	85%	138%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Convertible Securities VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$225	0.20%

Transamerica Asset Allocation-Moderate VP	31,017	27.79

Transamerica Asset Allocation-Moderate Growth VP	29,575	26.49

Total	$60,817	54.48%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$124,219
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	165,803
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Convertible Securities VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its specialty peer group for the past 1-year period and above the median for its specialty peer group for the past 3- and 5-year periods. It was noted that Lipper does not have a convertible funds category in its variable universe, and instead uses a specialty/miscellaneous peer group. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the median for its expense group and in line with median for its expense universe and that the total expenses of the Portfolio were in line with the median for its expense group and below the median for its expense universe. It was noted that the Portfolio’s expense group were comprised of an assorted mix of specialty funds, including convertible, equity and sector funds. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Efficient Markets VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Efficient Markets VP
Initial Class	$1,000.00	$1,021.20	$2.61	$1,022.22	$2.61	0.52%
Service Class	1,000.00	1,019.20	3.86	1,020.98	3.86	0.77

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Capital Markets	97.9%
Repurchase Agreement	0.6
Other Assets and Liabilities — net(a)	1.5

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 97.9%
Capital Markets - 97.9%
DFA Emerging Markets Value Portfolio	1,468	$35
DFA International Small Capital Value Portfolio	59,679	744
DFA International Value Portfolio	68,746	953
DFA Large Capital International Portfolio	131,819	2,059
DFA U.S. Large Co. Portfolio	138,438	3,753
DFA U.S. Small XM Value Portfolio	131,457	1,334
Vanguard Intermediate-Term Bond	18,301	1,413
Vanguard Long-Term Bond	5,957	444
Vanguard Short-Term Bond	23,816	1,885
Vanguard Total Bond Market	12,245	951

Total Investment Companies (cost $12,677) #		13,571

	Principal
REPURCHASE AGREEMENT - 0.6%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $84 on 07/01/2009 •	$84	84

Total Repurchase Agreement (cost $84)
Total Investment Securities (cost $12,761) #		13,655
Other Assets and Liabilities — Net		202

Net Assets		$13,857

NOTES TO THE SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.65%, a maturity date of 12/01/2034, and with a market value plus accrued interest of $86.

#	Aggregate cost for federal income tax purposes is $12,761. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $895 and $1, respectively. Net unrealized appreciation for tax purposes is $894.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Company	$13,571	$—	$—	$13,571
Repurchase Agreement	—	84	—	84

Total	$13,571	$84	$—	$13,655

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $12,677)	$13,571
Repurchase agreement, at value (cost: $84)	84
Receivables:
Shares sold	254

13,909

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	37
Shares redeemed	4
Management and advisory fees	2
Distribution and service fees	3
Other	6

52

Net assets	$13,857

Net assets consist of:
Capital stock ($.01 par value)	$13
Additional paid-in capital	12,722
Undistributed net investment income	87
Undistributed net realized gain from investment securities	141
Net unrealized appreciation (depreciation) on:
Investment securities	894

Net assets	$13,857

Net assets by class:
Initial Class	$278
Service Class	13,579
Shares outstanding:
Initial Class	26
Service Class	1,282
Net asset value and offering price per share:
Initial Class	$10.61
Service Class	10.59
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$103

Expenses:
Management and advisory	12
Custody	2
Administration	—	(a)
Legal	—	(a)
Audit and tax	9
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	7

Total expenses	30

Less management and advisory fee waiver	(8)

Net expenses	22

Net investment income	81

Net realized gain (loss) on transactions from:
Investment securities	138

Net increase in unrealized appreciation (depreciation) on:
Investment securities	849

Net realized and unrealized gain	987

Net increase in net assets resulting from operations	$1,068

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

3

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008(a)
From operations:
Net investment income	$81	$8
Net realized gain (loss) from investment securities	138	1
Change in net unrealized appreciation (depreciation) on investment securities	849	45

Net increase in net assets resulting from operations	1,068	54

Capital share transactions:
Proceeds from shares sold:
Initial Class	25	251
Service Class	11,817	1,142

	11,842	1,393

Cost of shares redeemed:
Initial Class	(13)	(1)
Service Class	(457)	(29)

	(470)	(30)

Net increase in net assets from capital shares transactions	11,372	1,363

Net increase in net assets	12,440	1,417

Net assets:
Beginning of period/year	1,417	—

End of period/year	$13,857	$1,417

Undistributed net investment income	$87	$6

Share activity:
Shares issued:
Initial Class	2	25
Service Class	1,230	114

	1,232	139

Shares redeemed:
Initial Class	(1)	—
Service Class	(59)	(3)

	(60)	(3)

Net increase in shares outstanding:
Initial Class	1	25
Service Class	1,171	111

	1,172	136

(a)	Commenced operations on November 10, 2008.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

	Initial Class*				Service Class*
	Period ended		Nov 10 to		Period ended		Nov 10 to
	June 30, 2009		Dec 31, 2008		June 30, 2009		Dec 31, 2008
Net asset value
Beginning of period	$10.39		$10.00		$10.39		$10.00
Investment operations
Net investment income(a)	0.10		0.10		0.14		0.11
Net realized and unrealized gain	0.12		0.29		0.06		0.28

Total operations	0.22		0.39		0.20		0.39

Net asset value
End of period	$10.61		$10.39		$10.59		$10.39

Total return(b)	2.12	%(c)	3.90	%(c)	1.92	%(c)	3.90	%(c)
Net assets end of period (000’s)	$278		$260		$13,579		$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52	%(e)	0.52	%(e)	0.77	%(e)	0.77	%(e)
Before reimbursement/fee waiver	0.81	%(e)	17.77	%(e)	1.06	%(e)	18.02	%(e)
Net investment income, to average net assets(f)	2.10	%(e)	7.15	%(e)	2.80	%(e)	8.04	%(e)
Portfolio turnover rate	27	%(c)	2	%(c)	27	%(c)	2	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Commenced operations on November 10, 2008.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Efficient Markets VP is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.42%
Over $50 million to $250 million	0.40%
Over $250 million	0.38%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.52% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. The following amounts were available for recapture at June 30, 2009:

	Advisory Fee	Available for Recapture
	Waived	Through
Fiscal Year 2008	$18	12/31/2011
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$12,856
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,632
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

Transamerica Equity VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Equity VP
Initial Class	$1,000.00	$1,075.44	$4.07	$1,020.88	$3.96	0.79%
Service Class	1,000.00	1,074.33	5.35	1,019.64	5.21	1.04

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	95.9%
Repurchase Agreement	4.1
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 95.9%
Aerospace & Defense - 3.3%
Raytheon Co.	1,130,000	$50,206
Air Freight & Logistics - 2.0%
Expeditors International of Washington, Inc.	920,000	30,673
Auto Components - 7.0%
BorgWarner, Inc.	1,351,493	46,153
Johnson Controls, Inc.	2,690,000	58,428
Biotechnology - 5.0%
Gilead Sciences, Inc. ‡	1,610,000	75,412
Capital Markets - 6.2%
Charles Schwab Corp.	2,798,755	49,090
T. Rowe Price Group, Inc.	1,080,000	45,004
Chemicals - 13.0%
Ecolab, Inc.	1,130,000	44,059
Monsanto Co.	160,000	11,894
Praxair, Inc.	1,105,000	78,533
Sigma-Aldrich Corp.	1,245,000	61,702
Commercial Banks - 3.4%
Wells Fargo & Co.	2,100,000	50,946
Communications Equipment - 7.4%
Cisco Systems, Inc. ‡	1,720,000	32,061
Qualcomm, Inc.	1,775,000	80,230
Computers & Peripherals - 8.9%
Apple, Inc. ‡	590,000	84,035
Hewlett-Packard Co.	400,000	15,460
International Business Machines Corp.	340,000	35,503
Construction & Engineering - 1.9%
Jacobs Engineering Group, Inc. ‡	695,000	29,253
Electrical Equipment - 1.8%
Emerson Electric Co.	845,000	27,378
Electronic Equipment & Instruments - 1.6%
Tyco Electronics, Ltd.	1,319,660	24,532
Food & Staples Retailing - 1.9%
Wal-Mart Stores, Inc.	578,850	28,039
Health Care Equipment & Supplies - 5.2%
Becton Dickinson & Co.	700,000	49,917
Varian Medical Systems, Inc. ‡	800,400	28,126
Industrial Conglomerates - 1.9%
General Electric Co.	2,510,000	29,417
Internet & Catalog Retail - 6.0%
Amazon.com, Inc. ‡	1,088,000	91,022
Internet Software & Services - 4.7%
Google, Inc. -Class A ‡	170,000	71,670
IT Services - 2.0%
Automatic Data Processing, Inc.	840,005	29,770
Machinery - 4.2%
Caterpillar, Inc.	636,120	21,017
PACCAR, Inc.	1,280,000	41,612
Media - 2.1%
Walt Disney Co.	1,365,000	31,845
Oil, Gas & Consumable Fuels - 1.0%
EOG Resources, Inc.	220,000	14,942
Pharmaceuticals - 1.6%
Teva Pharmaceutical Industries, Ltd. ADR	501,885	24,763
Road & Rail - 2.8%
Union Pacific Corp.	810,000	42,169
Software - 1.0%
Microsoft Corp.	625,000	14,856

Total Common Stocks (cost $1,548,328)		1,449,717

	Principal
REPURCHASE AGREEMENT - 4.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $61,591 on 07/01/2009 •	$61,591	61,591

Total Repurchase Agreement (cost $61,591)

Investment Securities (cost $1,609,919) #		1,511,308
Other Assets and Liabilities — Net		(379)

Net Assets		$1,510,929

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 0.62% to 4.74%, maturity dates ranging from 04/01/2035 to 05/15/2035, and with market values plus accrued interests of $62,823.

#	Aggregate cost for federal income tax purposes is $1,609,919. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $134,362 and $232,973, respectively. Net unrealized depreciation for tax purposes is $98,611.
DEFINITIONS:
ADR     American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$227,449	$—	$—	$227,449
Equities — Consumer Staples	28,039	—	—	28,039
Equities — Energy	14,942	—	—	14,942
Equities — Financials	145,040	—	—	145,040
Equities — Health Care	178,218	—	—	178,218
Equities — Industrials	271,725	—	—	271,725
Equities — Information Technology	388,116	—	—	388,116
Equities — Materials	196,188	—	—	196,188
Cash & Cash Equivalent - Repurchase Agreement	—	61,591	—	61,591

Total	$1,449,717	$61,591	$—	$1,511,308

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $1,548,328)	$1,449,717
Repurchase agreement, at value (cost: $61,591)	61,591
Receivables:
Shares sold	18
Dividends	1,396
Dividend reclaims	20

1,512,742

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	540
Management and advisory fees	957
Distribution and service fees	5
Trustees fees	4
Transfer agent fees	1
Administration fees	27
Printing fees	183
Other	96

1,813

Net assets	$1,510,929

Net assets consist of:
Capital stock ($.01 par value)	$938
Additional paid-in capital	2,102,936
Undistributed net investment income	20,862
Accumulated net realized loss from investment securities	(515,198)
Net unrealized appreciation (depreciation) on:
Investment securities	(98,611)
Translation of assets and liabilities denominated in foreign currencies	2

Net assets	$1,510,929

Net assets by class:
Initial Class	$1,487,423
Service Class	23,506
Shares outstanding:
Initial Class	92,312
Service Class	1,478
Net asset value and offering price per share:
Initial Class	$16.11
Service Class	15.90
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (net withholding taxes on foreign dividends of $15)	$11,841
Interest income	3
Securities lending income (net)	165

12,009

Expenses:
Management and advisory	4,952
Printing and shareholder reports	160
Custody	94
Administration	138
Legal	28
Audit and tax	9
Trustees	26
Transfer agent	17
Distribution and service:
Service Class	27
Other	18

Total expenses	5,469

Net investment income	6,540

Net realized loss on transactions from:
Investment securities	(257,225)

Net increase in unrealized appreciation on:
Investment securities	352,489

Net realized and unrealized gain	95,264

Net increase in net assets resulting from operations	$101,804

The notes to the financial statements are an integral part of this report.

3

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$6,540	$14,323
Net realized gain (loss) from investment securities	(257,225)	(156,276)
Change in net unrealized appreciation (depreciation) on investment securities	352,489	(1,178,839)

Net increase (decrease) in net assets resulting from operations	101,804	(1,320,792)

Distributions to shareholders:
From net investment income:
Initial Class	—	(5,245)

	—	(5,245)

From net realized gains:
Initial Class	—	(88,939)
Service Class	—	(1,917)

	—	(90,856)

Total distributions to shareholders	—	(96,101)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,186	111,712
Service Class	1,355	7,418

	17,541	119,130

Dividends and distributions reinvested:
Initial Class	—	94,184
Service Class	—	1,917

	—	96,101

Cost of shares redeemed:
Initial Class	(71,705)	(313,617)
Service Class	(2,798)	(26,555)

	(74,503)	(340,172)

Net decrease in net assets from capital shares transactions	(56,962)	(124,941)

Net increase (decrease) in net assets	44,842	(1,541,834)

Net assets:
Beginning of period/year	1,466,087	3,007,921

End of period/year	$1,510,929	$1,466,087

Undistributed net investment income	$20,862	$14,322

Share activity:
Shares issued:
Initial Class	1,080	4,590
Service Class	92	328

	1,172	4,918

Shares issued-reinvested from distributions:
Initial Class	—	4,026
Service Class	—	83

	—	4,109

Shares redeemed:
Initial Class	(5,052)	(13,985)
Service Class	(205)	(1,258)

	(5,257)	(15,243)

Net increase (decrease) in shares outstanding:
Initial Class	(3,972)	(5,369)
Service Class	(113)	(847)

	(4,085)	(6,216)

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$14.98		$28.90	$25.95	$23.87	$20.88	$18.03
Investment operations
Net investment income (loss)(a)	0.07		0.15	0.05	0.01	(0.02)	0.09
Net realized and unrealized gain (loss)	1.06		(13.09)	4.07	2.07	3.43	2.76

Total operations	1.13		(12.94)	4.12	2.08	3.41	2.85

Distributions
From net investment income	—		(0.06)	(0.01)	—	(0.08)	—
From net realized gains	—		(0.92)	(1.16)	—	(0.34)	—

Total distributions	—		(0.98)	(1.17)	—	(0.42)	—

Net asset value
End of period/year	$16.11		$14.98	$28.90	$25.95	$23.87	$20.88

Total return(b)	7.54	%(c)	(46.00)%	16.29%	8.71%	16.54%	15.81%
Net assets end of period/year (000’s)	$1,487,423		$1,442,534	$2,938,220	$3,324,168	$1,670,310	$1,229,731
Ratio and supplemental data
Expenses to average net assets	0.79	%(d)	0.76%	0.76%	0.77%	0.80%	0.81%
Net investment income (loss), to average net assets	0.95	%(d)	0.63%	0.18%	0.04%	(0.10)%	0.48%
Portfolio turnover rate	17	%(c)	33%	38%	47%	34%	69%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$14.80		$28.59	$25.73	$23.73	$20.80	$17.99
Investment operations
Net investment income (loss)(a)	0.05		0.08	(0.02)	(0.05)	(0.07)	0.09
Net realized and unrealized gain (loss)	1.05		(12.95)	4.04	2.05	3.40	2.72

Total operations	1.10		(12.87)	4.02	2.00	3.33	2.81

Distributions
From net investment income	—		—	—	—	(0.06)	—
From net realized gains	—		(0.92)	(1.16)	—	(0.34)	—

Total distributions	—		(0.92)	(1.16)	—	(0.40)	—

Net asset value
End of period/year	$15.90		$14.80	$28.59	$25.73	$23.73	$20.80

Total return(b)	7.43	%(c)	(46.17)%	16.04%	8.38%	16.28%	15.62%
Net assets end of period/year (000’s)	$23,506		$23,553	$69,701	$64,730	$37,784	$18,159
Ratio and supplemental data
Expenses to average net assets	1.04	%(d)	1.01%	1.01%	1.02%	1.05%	1.08%
Net investment income (loss), to average net assets	0.71	%(d)	0.35%	(0.07)%	(0.22)%	(0.35)%	0.49%
Portfolio turnover rate	17	%(c)	33%	38%	47%	34%	69%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Equity VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial class and a Service class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of Investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may to enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $50 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$30,894	2.04%

Transamerica Asset Allocation-Growth VP	68,849	4.56

Transamerica Asset Allocation-Moderate VP	88,226	5.84

Transamerica Asset Allocation-Moderate Growth VP	205,050	13.57

Total	$393,019	26.01%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.85% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $3.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$230,498
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	279,410
U.S. Government	—

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Equity VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1- and 3-year periods and above the median for its peer universe for the past 5-year period. The Board discussed the concentrated approach taken by the Portfolio’s management team. The Trustees agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were in line with the median for its expense group and below the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Equity II VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Equity II VP
Initial Class	$1,000.00	$1,104.26	$1.57	$1,023.31	$1.51	0.30%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stock	95.2%
Repurchase Agreement	4.8
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 3.2%
Raytheon Co.	8,600	$382
Air Freight & Logistics - 2.0%
Expeditors International of Washington, Inc.	7,000	233
Auto Components - 6.5%
BorgWarner, Inc.	9,780	334
Johnson Controls, Inc.	20,500	445
Biotechnology - 5.1%
Gilead Sciences, Inc. ‡	13,000	609
Capital Markets - 6.2%
Charles Schwab Corp.	21,340	375
T. Rowe Price Group, Inc.	8,600	358
Chemicals - 12.3%
Ecolab, Inc.	8,000	312
Monsanto Co.	1,200	89
Praxair, Inc.	8,300	590
Sigma-Aldrich Corp.	9,500	471
Commercial Banks - 3.5%
Wells Fargo & Co.	17,000	412
Communications Equipment - 7.5%
Cisco Systems, Inc. ‡	15,500	289
Qualcomm, Inc.	13,200	597
Computers & Peripherals - 9.6%
Apple, Inc. ‡	5,000	712
Hewlett-Packard Co.	3,000	116
International Business Machines Corp.	3,000	313
Construction & Engineering - 1.9%
Jacobs Engineering Group, Inc. ‡	5,300	223
Electrical Equipment - 1.9%
Emerson Electric Co.	7,000	227
Electronic Equipment & Instruments - 1.6%
Tyco Electronics, Ltd.	10,110	188
Food & Staples Retailing - 1.8%
Wal-Mart Stores, Inc.	4,415	214
Health Care Equipment & Supplies - 5.0%
Becton Dickinson & Co.	5,300	378
Varian Medical Systems, Inc. ‡	6,005	211
Industrial Conglomerates - 1.9%
General Electric Co.	19,500	229
Internet & Catalog Retail - 6.4%
Amazon.com, Inc. ‡	9,000	753
Internet Software & Services - 4.5%
Google, Inc. -Class A ‡	1,260	531
IT Services - 1.9%
Automatic Data Processing, Inc.	6,370	226
Machinery - 3.5%
Caterpillar, Inc.	4,825	159
PACCAR, Inc.	7,800	254
Media - 2.1%
Walt Disney Co.	10,400	243
Oil, Gas & Consumable Fuels - 1.0%
EOG Resources, Inc.	1,700	115
Pharmaceuticals - 1.6%
Teva Pharmaceutical Industries, Ltd. ADR	3,825	189
Road & Rail - 3.2%
Union Pacific Corp.	7,200	375
Software - 1.0%
Microsoft Corp.	5,000	119

Total Common Stocks (cost $11,677)		11,270

	Principal
REPURCHASE AGREEMENT - 4.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $572 on 07/01/2009 •	$572	572

Total Repurchase Agreement (cost $572)

Total Investment Securities (cost $12,249) #		11,842
Other Assets and Liabilities — Net		2

Net Assets		$11,844

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.62%, a maturity date of 05/15/2035, and with a market value plus accrued interest of $584.

#	Aggregate cost for federal income tax purposes is $12,249. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,373 and $1,780, respectively. Net unrealized depreciation for tax purposes is $407.
DEFINITIONS:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$1,774	$—	$—	$1,774
Equities — Consumer Staples	214	—	—	214
Equities — Energy	115	—	—	115
Equities — Financials	1,145	—	—	1,145
Equities — Health Care	1,387	—	—	1,387
Equities — Industrials	2,082	—	—	2,082
Equities — Information Technology	3,091	—	—	3,091
Equities — Materials	1,462	—	—	1,462
Cash & Cash Equivalent — Repurchase Agreement	—	572	—	572

Total	$11,270	$572	$—	$11,842

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $11,677)	$11,270
Repurchase agreement, at value (cost: $572)	$572
Receivables:
Dividends	11

11,853

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Management and advisory fees	—
Other	8

9

Net assets	$11,844

Net assets consist of:
Capital stock ($.01 par value)	23
Additional paid-in capital	14,194
Undistributed net investment income	254
Accumulated net realized loss from investment securities	(2,220)
Net unrealized depreciation on investment securities	(407)

Net assets	$11,844

Shares outstanding	2,282
Net asset value and offering price per share	$5.19
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$90

Expenses:
Management and advisory	16
Transfer agent	—	(a)
Printing and shareholder reports	—	(a)
Custody	3
Administration	1
Legal	—	(a)
Audit	9
Trustees	—	(a)
Other	—	(a)

Total expenses	29

Less management and advisory fee waiver	(13)

Net expenses	16

Net investment income	74

Net realized gain (loss) on transactions from:
Investment securities	(1,211)

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	2,259

Net realized and unrealized gain	1,048

Net increase In net assets resulting from operations	$1,122

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

3

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$74	$180
Net realized gain (loss) from investment securities	(1,211)	(970)
Change in unrealized appreciation (depreciation) on investment securities	2,259	(8,755)

Net increase (decrease) in net assets resulting from operations	1,122	(9,545)

Distributions to shareholders:
From net investment income	—	(132)
From net realized gains	—	(2,745)

Total distributions to shareholders	—	(2,877)

Capital share transactions:
Proceeds from shares sold	—	1
Dividends and distributions reinvested	—	2,877
Cost of shares redeemed	(234)	(1,051)

Net increase (decrease) in net assets from capital shares transactions	(234)	1,827

Net increase (decrease) in net assets	888	(10,595)

Net assets:
Beginning of period/year	$10,956	$21,551

End of period/year	$11,844	$10,956

Undistributed net investment income	$254	$180

Share activity:
Shares issued-reinvested from distributions	—	392
Shares redeemed	(52)	(147)

Net increase (decrease) in shares outstanding	(52)	245

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$4.70		$10.32	$9.50	$9.49	$11.66	$10.02
Investment operations
Net investment income(a)	0.03		0.09	0.06	0.05	0.04	0.09
Net realized and unrealized gain (loss)	0.46		(4.28)	1.55	0.72	1.62	1.55 *

Total operations	0.49		(4.19)	1.61	0.77	1.66	1.64

Distributions
From net investment income	—		(0.07)	(0.05)	(0.04)	(0.14)	—
From net realized gains	—		(1.36)	(0.74)	(0.72)	(3.69)	—

Total distributions	—		(1.43)	(0.79)	(0.76)	(3.83)	—

Net asset value
End of period/year	$5.19		$4.70	$10.32	$9.50	$9.49	$11.66

Total return(b)	10.43	%(c)	(45.59)%	17.72%	8.76%	17.29%	16.37%*
Net assets end of period/year (000’s)	$11,844		$10,956	$21,551	$19,409	$19,991	$19,171
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.55	%(d)	0.47%	0.47%	0.45%	0.44%	0.36%
Net investment income, to average net assets	1.40	%(d)	1.08%	0.64%	0.49%	0.36%	0.84%
Portfolio turnover rate	18	%(c)	32%	47%	19%	29%	33%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(*)	The capital contribution from affiliates is included in net realized and unrealized gain of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Equity II VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers one class of shares: an Initial Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM,TIM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.30% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.30% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. The following amounts were available for recapture at June 30, 2009:

	Advisory Fee	Available for Recapture
	Waived	Through
Fiscal Year 2008	$29	12/31/2011
Fiscal Year 2007	$34	12/31/2010
Fiscal Year 2006	$30	12/31/2009
Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares.
The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.15%.
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$1,842
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,982
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

9

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Equity II VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period, in line with the median for its peer universe for the past 3-year period and above the median for its peer universe for the past 5-year period. The Board discussed the concentrated approach taken by the Portfolio’s management team. The Trustees agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee and total expenses were well below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Although TAM and the Sub-Adviser do not offer breakpoints, the Board noted TAM and the Sub-Adviser have competitive advisory fees at all asset levels, thereby mitigating the need for breakpoints. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

10

Transamerica Federated Market Opportunity VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Federated Market Opportunity VP
Initial Class	$1,000.00	$1,081.50	$4.28	$1,020.68	$4.16	0.83%
Service Class	1,000.00	1,080.50	5.57	1,019.44	5.41	1.08

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Repurchase Agreement	44.8%
Common Stocks	30.2
Purchased Options	8.2
Foreign Government Obligations	5.3
U.S. Government Obligations	5.0
Investment Companies	3.7
Short-Term U.S. Government Obligations	2.2
Reverse Convertible Bond	0.1
Other Assets and Liabilities — net(a)	0.5

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS - 5.0%
U.S. Treasury Bond
3.50%, 02/15/2039		$7,500	$6,485
4.25%, 05/15/2039		10,000	9,899

Total U.S. Government Obligations (cost $16,667)			16,384

FOREIGN GOVERNMENT OBLIGATIONS - 5.3%
Argentina - 0.8%
Argentina Bonos
1.68%, 08/03/2012 *		5,500	1,333
Republic of Argentina
1.00%, 08/03/2009		5,500	694
8.28%, 12/31/2033		1,361	715
Brazil - 1.5%
Notas do Tesouro Nacional
6.00%, 05/15/2015	BRL	2,500	2,275
10.00%, 01/01/2012	BRL	5,000	2,612
Colombia - 0.4%
Colombia Government International Bond
11.75%, 03/01/2010	COP	2,550,000	1,221
Poland - 0.8%
Poland Government Bond
5.25%, 10/25/2017	PLN	9,200	2,733
Turkey - 0.9%
Turkey Government Bond
Zero Coupon, 11/03/2010	TRY	5,000	2,792
Venezuela - 0.9%
Republic of Venezuela
9.38%, 01/13/2034		$4,900	3,063

Total Foreign Government Obligations (cost $14,650)			17,438

	Shares
COMMON STOCKS - 30.2%
Bermuda - 1.1%
Bunge, Ltd.	60,000	3,615
Canada - 12.2%
Agnico-Eagle Mines, Ltd.	30,000	1,574
Barrick Gold Corp.	185,000	6,207
Enerplus Resources Trust	110,000	2,364
Goldcorp, Inc.	132,600	4,608
Kinross Gold Corp.	490,000	8,893
Pan American Silver Corp. ‡	183,400	3,362
Penn West Energy Trust	200,000	2,546
Yamana Gold, Inc.	1,170,000	10,342
Japan - 1.6%
Astellas Pharma, Inc.	75,000	2,663
Takeda Pharmaceutical Co., Ltd.	65,000	2,537
Singapore - 0.7%
Singapore Airlines, Ltd.	237,000	2,176
South Africa - 1.1%
Harmony Gold Mining Co., Ltd. ADR ‡	350,000	3,612
Switzerland - 1.5%
Noble Corp.	69,600	2,105
Novartis AG	70,000	2,838
United States - 12.0%
Abbott Laboratories	65,000	3,058
AGCO Corp. ‡	130,000	3,779
Archer-Daniels-Midland Co.	80,000	2,142
Baker Hughes, Inc.	80,000	2,915
Chesapeake Energy Corp.	105,000	2,083
Ensco International, Inc.	136,700	4,767
Healthcare Realty Trust, Inc. REIT	105,000	1,767
Intrepid Potash, Inc. ‡	60,700	1,704
Mosaic Co.	60,000	2,658
Newmont Mining Corp.	30,000	1,226
Rowan Cos., Inc.	300,000	5,796
Stone Energy Corp. ‡	120,000	890
Unit Corp. ‡	237,200	6,539

Total Common Stocks (cost $86,511)		98,766

INVESTMENT COMPANIES - 3.7%
Canada - 1.0%
Central Fund of Canada, Ltd. -Class A	270,000	3,170
United States - 2.7%
PowerShares DB Agriculture Fund	350,000	8,907

Total Investment Companies (cost $11,599)		12,077

REVERSE CONVERTIBLE BOND - 0.1% ұ
United States - 0.1%
Lehman Brothers Holdings, Inc. -144A Џ §	899,000	399
Total Reverse Convertible Bond (cost $4,094)

	Notional
	Amount
PURCHASED OPTIONS - 8.2%
Put Options - 8.2%

International Business Machines Corp.	40,000	246
Put Strike $110.00
Expires 07/18/2009

iShares Trust	640,000	6,192
Put Strike $60.00
Expires 09/30/2009

Midcap SPDR	187,400	3,354
Put Strike $122.00
Expires 09/19/2009

PowerShares QQQ	770,000	2,791
Put Strike $40.00
Expires 07/18/2009

Select Sector SPDR	1,313,000	6,565
Put Strike $28.00
Expires 09/19/2009

SPDR Trust	270,000	3,679
Put Strike $105.00
Expires 09/19/2009

SPDR Trust	300,000	3,885
Put Strike $105.00
Expires 07/18/2009

Total Purchased Options (cost $29,509)		26,712

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Bill
Zero Coupon, 07/09/2009	$4,500	$4,500
Zero Coupon, 12/03/2009	2,850	2,847

Total Short-Term U.S. Government Obligations (cost $7,347)		7,347

REPURCHASE AGREEMENT - 44.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $146,719 on 07/01/2009 •	146,719	146,719

Total Repurchase Agreement (cost $146,719)

Total Investment Securities (cost $317,096) #		325,842
Other Assets and Liabilities — Net		1,784

Net Assets		$327,626

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Brazilian Real	7,254	08/04/2009	$3,100	$578
Brazilian Real	1,906	08/17/2009	889	75
Canadian Dollar	(19,608)	10/02/2009	(18,050)	1,183
Canadian Dollar	(16,484)	10/02/2009	(15,148)	968
Chilean Peso	526,950	07/02/2009	900	88
Chilean Peso	(526,950)	07/02/2009	(985)	(3)
Indonesian Rupiah	10,791,000	07/02/2009	899	157
Indonesian Rupiah	10,791,000	10/02/2009	1,040	(3)
Japanese Yen	(6,243)	08/28/2009	(65)	♦
Norwegian Krone	30,458	09/15/2009	4,766	(38)
Peruvian Sol	(2,752)	08/17/2009	(889)	(24)
Republic of Korea Won	1,262,760	05/07/2010	1,020	(11)
Russian Ruble	35,700	05/14/2010	1,020	26
Swiss Franc	(3,545)	08/04/2009	(3,100)	(164)
Swiss Franc	(3,433)	08/17/2009	(3,100)	(61)
Taiwan Dollar	100,750	08/17/2009	3,100	♦

				$2,771

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

				Unrealized
			Settlement	Appreciation
Bought/Sold	Currency	Amount	Date	(Depreciation)
Buy	Australian Dollar	4,200	08/07/2009	$258
Sell	Swiss Franc	(3,510)	08/07/2009	(116)
Buy	Japanese Yen	298,881	10/08/2009	(30)
Sell	Singapore Dollar	(4,568)	10/08/2009	(16)
Buy	Japanese Yen	836,798	08/28/2009	(104)
Sell	Pound Sterling	(5,500)	08/28/2009	(252)
Buy	Norwegian Krone	20,277	09/03/2009	(116)
Sell	Swiss Franc	(3,486)	09/03/2009	54
Buy	Norwegian Krone	20,576	10/02/2009	(120)
Sell	Canadian Dollar	(3,600)	10/02/2009	216
Buy	Pound Sterling	5,500	08/28/2009	279
Sell	Japanese Yen	(830,554)	08/28/2009	141
Buy	Singapore Dollar	4,568	10/07/2009	48
Sell	Swiss Franc	(3,500)	10/07/2009	(120)
Buy	Singapore Dollar	4,568	10/08/2009	48
Sell	Japanese Yen	(306,088)	10/08/2009	(76)
Buy	Swedish Krona	30,456	09/03/2009	(144)
Sell	Euro	(2,902)	09/03/2009	21
Buy	Swedish Krona	30,456	09/03/2009	(144)
Sell	Swiss Franc	(4,394)	09/03/2009	44
Buy	Swiss Franc	3,542	08/07/2009	(40)
Sell	Australian Dollar	(4,200)	08/07/2009	(73)

				$(242)

The notes to the financial statements are an integral part of this report.

3

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Metals & Mining	12.2%	$39,824
Derivative	8.2	26,712
Energy Equipment & Services	6.8	22,122
Foreign Government Obligation	5.4	17,438
U.S. Government Obligation	5.0	16,384
Capital Markets	3.8	12,476
Pharmaceuticals	3.4	11,096
Oil, Gas & Consumable Fuels	2.4	7,883
Food Products	1.8	5,757
Chemicals	1.3	4,362
Machinery	1.2	3,779
Airlines	0.7	2,176
Real Estate Investment Trusts	0.5	1,767

Investment Securities, at Value	52.7	171,776
Short-Term Investments	47.3	154,066

Total Investments	100.0%	$325,842

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

‡	Non-income producing security.

ұ	A bond that can be converted to cash, debt or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

Џ	In default.

§	Illiquid. These securities aggregated to $399, or 0.12%, of the Fund’s net assets.

♦	Value is less than $1.

•	Repurchase agreement is collateralized by a U.S. Government Obligation with a zero coupon interest rate, a maturity date of 12/03/2009, and with a market value plus accrued interest of $149,655.

#	Aggregate cost for federal income tax purposes is $317,096. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,354 and $10,608, respectively. Net unrealized appreciation for tax purposes is $8,746.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $399, or 0.12%, of the Fund’s net assets.

ADR	American Depositary Receipt

BRL	Brazilian Real

COP	Columbian Peso

PLN	New Polish Zloty

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

SPDR	Standard & Poor’s Depository Receipt

TRY	Turkish New Lira
The notes to the financial statements are an integral part of this report.

4

(all amounts except share amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Staples	$5,757	$—	$—	$5,757
Equities — Purchased Options	20,036	6,676	—	26,712
Equities — Energy	30,005	—	—	30,005
Equities — Financials	13,844	—	—	13,844
Equities — Health Care	11,094	—	—	11,094
Equities — Industrials	5,955	—	—	5,955
Equities — Materials	35,295	8,893	—	44,188
Fixed Income — Financials	—	399	—	399
Fixed Income — Foreign Government Obligation	—	17,438	—	17,438
Fixed Income — U.S. Government Obligation	—	16,384	—	16,384
Cash & Cash Equivalent — Repurchase Agreement	—	146,719	—	146,719
Cash & Cash Equivalent — Short-Term U.S. Government Obligation	—	7,347	—	7,347

Total	$122,385	$203,457	$—	$325,842

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$28	$2,502	$—	$2,529

Total	$28	$2,502	$—	$2,529

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $170,377)	$179,123
Repurchase agreement, at value (cost: $146,719)	146,719
Foreign currency (cost: $38)	38
Receivables:
Investment securities sold	2
Shares sold	78
Interest	719
Dividends	40
Dividend reclaims	19
Unrealized appreciation on forward foreign currency contracts	4,184

330,922

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	881
Shares redeemed	468
Management and advisory fees	218
Distribution and service fees	3
Trustees fees	1
Administration fees	6
Printing fees	38
Other	26
Unrealized depreciation on forward foreign currency contracts	1,655

3,296

Net assets	$327,626

Net assets consist of:
Capital stock ($.01 par value)	$226
Additional paid-in capital	332,487
Undistributed net investment income	10,214
Accumulated net realized loss from investment securities, written option and swaption contracts, and foreign currency transactions	(26,592)
Net unrealized appreciation (depreciation) on:
Investment securities	8,746
Translation of assets and liabilities denominated in foreign currencies	2,545

Net assets	$327,626

Net assets by class:
Initial Class	$313,598
Service Class	14,028
Shares outstanding:
Initial Class	21,684
Service Class	933
Net asset value and offering price per share:
Initial Class	$14.46
Service Class	15.03
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $84)	$1,247
Interest income	664
Securities lending income (net)	40

1,951

Expenses:
Management and advisory	1,159
Printing and shareholder reports	35
Custody	32
Administration	31
Legal	6
Audit and tax	9
Trustees	6
Transfer agent	4
Distribution and service:
Service Class	17
Other	5

Total expenses	1,304

Net investment income	647

Net realized gain (loss) on transactions from:
Investment securities	(40,980)
Written option and swaption contracts	440
Foreign currency transactions	9,406

(31,134)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	52,310
Written option and swaption contracts	(362)
Translation of assets and liabilities denominated in foreign currencies	2,175

Change in unrealized appreciation (depreciation)	54,123

Net realized and unrealized gain	22,989

Net increase in net assets resulting from operations	$23,636

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$647	$6,378
Net realized gain (loss) from investment securities, written option and swaption contracts, and foreign currency transactions	(31,134)	16,304
Change in net unrealized appreciation (depreciation) on investment securities, written option and swaption contracts, and foreign currency translation	54,123	(40,443)

Net increase (decrease) in net assets resulting from operations	23,636	(17,761)

Distributions to shareholders:
From net investment income:
Initial Class	—	(16,734)
Service Class	—	(978)
Total distributions to shareholders	—	(17,712)

Capital share transactions:
Proceeds from shares sold:
Initial Class	20,043	63,593
Service Class	3,377	12,278

	23,420	75,871

Dividends and distributions reinvested:
Initial Class	—	16,734
Service Class	—	978

	—	17,712

Cost of shares redeemed:
Initial Class	(27,609)	(150,484)
Service Class	(4,270)	(21,972)

	(31,879)	(172,456)

Net decrease in net assets from capital shares transactions	(8,459)	(78,873)

Net increase (decrease) in net assets	15,177	(114,346)

Net assets:
Beginning of period/year	312,449	426,795

End of period/year	$327,626	$312,449

Undistributed net investment income	$10,214	$9,567

Share activity:
Shares issued:
Initial Class	1,397	4,233
Service Class	234	797

	1,631	5,030

Shares issued-reinvested from distributions:
Initial Class	—	1,161
Service Class	—	65

	—	1,226

Shares redeemed:
Initial Class	(2,042)	(10,456)
Service Class	(308)	(1,509)

	(2,350)	(11,965)

Net increase (decrease) in shares outstanding:
Initial Class	(645)	(5,062)
Service Class	(74)	(647)

	(719)	(5,709)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.37		$14.66	$15.40	$16.52	$17.59	$17.09
Investment operations
Net investment income(a)	0.03		0.24	0.41	0.48	0.30	0.30
Net realized and unrealized gain (loss)	1.06		(0.85)	(0.50)	— (b)	0.52	1.20

Total operations	1.09		(0.61)	(0.09)	0.48	0.82	1.50

Distributions
From net investment income	—		(0.68)	(0.58)	(0.28)	(0.40)	(0.48)
From net realized gains	—		—	(0.07)	(1.32)	(1.49)	(0.52)

Total distributions	—		(0.68)	(0.65)	(1.60)	(1.89)	(1.00)

Net asset value
End of period/year	$14.46		$13.37	$14.66	$15.40	$16.52	$17.59

Total return(c)	8.15	%(d)	(4.53)%	(0.48)%	2.76%	4.96%	9.21%
Net assets end of period/year (000’s)	$313,598		$298,449	$401,656	$518,866	$577,785	$482,823
Ratio and supplemental data
Expenses to average net assets	0.83	%(e)	0.81%	0.82%	0.81%	0.83%	0.82%
Net investment income, to average net assets	0.43	%(e)	1.64%	2.72%	2.94%	1.76%	1.74%
Portfolio turnover rate	107	%(d)	290%	56%	91%	55%	93%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.91		$15.20	$15.94	$17.05	$18.12	$17.57
Investment operations
Net investment income(a)	0.01		0.21	0.38	0.45	0.27	0.24
Net realized and unrealized gain (loss)	1.11		(0.87)	(0.52)	0.01	0.54	1.27

Total operations	1.12		(0.66)	(0.14)	0.46	0.81	1.51

Distributions
From net investment income	—		(0.63)	(0.53)	(0.25)	(0.39)	(0.44)
From net realized gains	—		—	(0.07)	(1.32)	(1.49)	(0.52)

Total distributions	—		(0.63)	(0.60)	(1.57)	(1.88)	(0.96)

Net asset value
End of period/year	$15.03		$13.91	$15.20	$15.94	$17.05	$18.12

Total return(c)	8.05	%(d)	(4.65)%	(0.70)%	2.47%	4.72%	8.97%
Net assets end of period/year (000’s)	$14,028		$14,000	$25,139	$32,406	$32,851	$16,709
Ratio and supplemental data
Expenses to average net assets	1.08	%(e)	1.06%	1.07%	1.06%	1.08%	1.07%
Net investment income, to average net assets	0.18	%(e)	1.38%	2.48%	2.67%	1.54%	1.37%
Portfolio turnover rate	107	%(d)	290%	56%	91%	55%	93%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Federated Market Opportunity VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $55 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at June 30, 2009 are listed in the Schedule of Investments.
Option contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. The Fund may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
At June 30, 2009, the Fund did not hold any open written option or swaption contracts.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2008	$458	80
Sales	—	—
Closing Buys	(114)	(20)
Expirations	(344)	(60)
Exercised	—	—

Balance at June 30, 2009	$—	—

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$22,216	6.78%
Transamerica Asset Allocation-Growth VP	1,936	0.59
Transamerica Asset Allocation-Moderate VP	51,378	15.68
Transamerica Asset Allocation-Moderate Growth VP	33,566	10.25

Total	$109,096	33.30%

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

12

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$164,909
U.S. Government	24,020
Proceeds from maturities and sales of securities:
Long-term	311,254
U.S. Government	7,098
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives			Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Receivables, Unrealized appreciation on forward foreign currency contracts	$4,184		Accounts payable and accrued liabilities, Unrealized depreciation on forward foreign currency contracts	$(1,655)
Equity Contracts	Receivables, Net Assets - Unrealized appreciation	26,712	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	(—	)(a)

Total		$30,896			$(1,655)

(a)	Includes cumulative appreciation/depreciation of futures contracts, as applicable as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under	Purchased options	Written options and
Statement 133	and swaptions	swaptions	Forwards	Total
Foreign Exchange Contracts	$—	$—	$9,632	$9,632
Equity Contracts	(20,732)	440	—	(20,292)

Total	$(20,732)	$440	$9,632	$(10,659)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under	Purchased options	Written options and
Statement 133	and swaptions	swaptions	Forwards	Total
Foreign Exchange Contracts	$—	$—	$2,150	$2,150
Equity Contracts	(2,794)	(362)	—	(3,157)

Total	$(2,794)	$(362)	$2,150	$(1,006)

NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Federated Market Opportunity VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Federated Equity Management Co. of Pennsylvania (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

14

Transamerica Growth Opportunities VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Growth Opportunities VP
Initial Class	$1,000.00	$1,130.50	$4.70	$1,020.38	$4.46	0.89%
Service Class	1,000.00	1,129.60	6.02	1,019.14	5.71	1.14

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	91.8%
Repurchase Agreement	8.2
Other Assets and Liabilities — net(a)	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%)

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 91.8%
Aerospace & Defense - 3.7%
Precision Castparts Corp.	104,800	$7,654
Rockwell Collins, Inc.	26,600	1,110
Air Freight & Logistics - 3.3%
CH Robinson Worldwide, Inc.	147,400	7,687
Auto Components - 5.3%
BorgWarner, Inc.	278,230	9,502
Johnson Controls, Inc.	138,400	3,006
Capital Markets - 6.6%
Greenhill & Co., Inc.	98,467	7,110
T. Rowe Price Group, Inc.	197,955	8,248
Chemicals - 1.5%
Ecolab, Inc.	88,290	3,442
Communications Equipment - 6.3%
Juniper Networks, Inc. ‡	134,100	3,165
Palm, Inc. ‡	432,700	7,169
Polycom, Inc. ‡	221,400	4,488
Construction & Engineering - 1.1%
Jacobs Engineering Group, Inc. ‡	60,800	2,559
Construction Materials - 1.4%
Martin Marietta Materials, Inc.	42,800	3,376
Diversified Consumer Services - 2.3%
Strayer Education, Inc.	24,890	5,429
Diversified Financial Services - 1.1%
MSCI, Inc. -Class A ‡	110,700	2,706
Electrical Equipment - 1.7%
Cooper Industries, Ltd. -Class A	132,100	4,102
Electronic Equipment & Instruments - 1.5%
FLIR Systems, Inc. ‡	157,500	3,553
Health Care Equipment & Supplies - 5.4%
Idexx Laboratories, Inc. ‡	91,300	4,218
Intuitive Surgical, Inc. ‡	32,147	5,262
Masimo Corp. ‡	135,670	3,271
Health Care Technology - 1.2%
Cerner Corp. ‡	45,630	2,842
Hotels, Restaurants & Leisure - 0.9%
Burger King Holdings, Inc.	126,600	2,186
Internet & Catalog Retail - 2.2%
priceline.com, Inc. ‡	46,690	5,208
Life Sciences Tools & Services - 3.7%
Covance, Inc. ‡	64,900	3,193
Techne Corp.	87,100	5,558
Machinery - 7.5%
Donaldson Co., Inc.	98,563	3,414
Kennametal, Inc.	365,700	7,014
PACCAR, Inc.	226,425	7,361
Media - 0.6%
Dreamworks Animation SKG, Inc. -Class A ‡	54,900	1,515
Oil, Gas & Consumable Fuels - 1.7%
Range Resources Corp.	94,855	3,928
Pharmaceuticals - 0.9%
Allergan, Inc.	42,400	2,017
Professional Services - 1.5%
FTI Consulting, Inc. ‡	69,400	3,520
Real Estate Investment Trusts - 1.4%
Plum Creek Timber Co., Inc.	113,393	3,377
Real Estate Management & Development - 1.9%
St. Joe Co. ‡	170,100	4,506
Software - 15.4%
Activision Blizzard, Inc. ‡	639,684	8,079
Adobe Systems, Inc. ‡	296,100	8,379
Informatica Corp. ‡	272,000	4,676
Intuit, Inc. ‡	231,780	6,527
Macrovision Solutions Corp. ‡	77,100	1,682
Quality Systems, Inc.	47,200	2,689
Salesforce.com, Inc. ‡	113,450	4,330
Specialty Retail - 5.8%
Gap, Inc.	301,805	4,950
Guess, Inc.	328,000	8,455
Textiles, Apparel & Luxury Goods - 2.6%
Carter’s, Inc. ‡	195,000	4,799
Under Armour, Inc. -Class A ‡	64,525	1,444
Trading Companies & Distributors - 3.3%
WW Grainger, Inc.	95,700	7,837

Total Common Stocks (cost $224,363)		216,543

	Principal
REPURCHASE AGREEMENT - 8.2%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $19,439 on 07/01/2009 •	$19,439	19,439

Total Repurchase Agreement (cost $19,439)

Total Investment Securities (cost $243,802) #		235,982
Other Assets and Liabilities — Net		17

Net Assets		$235,999

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 2.63% to 5.75%, maturity dates ranging from 10/01/2036 to 08/01/2037, and with market values plus accrued interests of $19,830.

#	Aggregate cost for federal income tax purposes is $243,802. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,608 and $24,428, respectively. Net unrealized depreciation for tax purposes is $7,820.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$46,495	$—	$—	$46,495
Equities — Energy	3,928	—	—	3,928
Equities — Financials	25,947	—	—	25,947
Equities — Health Care	26,361	—	—	26,361
Equities — Industrials	55,633	—	—	55,633
Equities — Information Technology	54,737	—	—	54,737
Equities — Materials	3,442	—	—	3,442
Cash & Cash Equivalent — Repurchase Agreement	—	19,439	—	19,439

Total	$216,543	$19,439	$—	$235,982

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $224,363)	$216,543
Repurchase agreement, at value (cost: $19,439)	19,439
Receivables:
Investment securities sold	3,749
Shares sold	203
Dividends	134
Dividend reclaims	6

240,074

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	3,829
Shares redeemed	25
Management and advisory fees	162
Distribution and service fees	2
Trustees fees	1
Administration fees	4
Printing fees	31
Other	21

4,075

Net assets	$235,999

Net assets consist of:
Capital stock ($.01 par value)	$270
Additional paid-in capital	307,605
Undistributed net investment income	1,196
Accumulated net realized loss from investment securities	(65,252)
Net unrealized appreciation (depreciation) on:
Investment securities	(7,820)

Net assets	$235,999

Net assets by class:
Initial Class	$227,508
Service Class	8,491
Shares outstanding:
Initial Class	25,995
Service Class	984
Net asset value and offering price per share:
Initial Class	$8.75
Service Class	8.63
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $2)	$1,158
Interest income	1
Securities lending income (net)	63

1,222

Expenses:
Management and advisory	747
Printing and shareholder reports	29
Custody	16
Administration	19
Legal	4
Audit and tax	9
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	9
Other	2

Total expenses	840

Net investment income	382

Net realized gain (loss) on transactions from:
Investment securities	(16,871)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	40,077

Net realized and unrealized gain	23,206

Net increase in net assets resulting from operations	$23,588

The notes to the financial statements are an integral part of this report.

4

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$382	$814
Net realized gain (loss) from investment securities	(16,871)	(39,747)
Change in net unrealized appreciation (depreciation) on investment securities	40,077	(128,906)

Net increase (decrease) in net assets resulting from operations	23,588	(167,839)

Distributions to shareholders:
From net realized gains:
Initial Class	—	(87,777)
Service Class	—	(4,129)

	—	(91,906)

Total distributions to shareholders	—	(91,906)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,343	12,331
Service Class	1,405	5,757

	37,748	18,088

Dividends and distributions reinvested:
Initial Class	—	87,777
Service Class	—	4,129

	—	91,906

Cost of shares redeemed:
Initial Class	(12,559)	(155,589)
Service Class	(1,165)	(11,497)

	(13,724)	(167,086)

Net increase (decrease) in net assets from capital shares transactions	24,024	(57,092)

Net increase (decrease) in net assets	47,612	(316,837)

Net assets:
Beginning of period/year	188,387	505,224

End of period/year	$235,999	$188,387

Undistributed net investment income	$1,196	$814

Share activity:
Shares issued:
Initial Class	4,363	935
Service Class	174	427

	4,537	1,362

Shares issued-reinvested from distributions:
Initial Class	—	7,823
Service Class	—	373

	—	8,196

Shares redeemed:
Initial Class	(1,737)	(12,077)
Service Class	(162)	(942)

	(1,899)	(13,019)

Net increase (decrease) in shares outstanding:
Initial Class	2,626	(3,319)
Service Class	12	(142)

	2,638	(3,461)

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.74		$18.18	$16.00	$15.69	$14.66	$12.57
Investment operations
Net investment income (loss)(a)	0.02		0.03	(0.01)	0.01	0.04	— (b)
Net realized and unrealized gain (loss)	0.99		(6.12)	3.58	0.76	2.18	2.09

Total operations	1.01		(6.09)	3.57	0.77	2.22	2.09

Distributions
From net investment income	—		—	(0.01)	(0.04)	—	—
From net realized gains	—		(4.35)	(1.38)	(0.42)	(1.19)	—

Total distributions	—		(4.35)	(1.39)	(0.46)	(1.19)	—

Net asset value
End of period/year	$8.75		$7.74	$18.18	$16.00	$15.69	$14.66

Total return(c)	13.05	%(d)	(40.90)%	23.09%	5.10%	16.23%	16.63%
Net assets end of period/year (000’s)	$227,508		$180,962	$485,162	$478,963	$445,761	$416,126
Ratio and supplemental data
Expenses to average net assets	0.89	%(e)	0.85%	0.83%	0.84%	0.86%	0.88%
Net investment income (loss), to average net assets	0.42	%(e)	0.25%	(0.08)%	0.05%	0.30%	— %*
Portfolio turnover rate	37	%(d)	47%	73%	68%	44%	63%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.64		$18.00	$15.88	$15.59	$14.61	$12.54
Investment operations
Net investment income (loss)(a)	0.01		— (b)	(0.06)	(0.03)	— (b)	(0.04)
Net realized and unrealized gain (loss)	0.98		(6.05)	3.56	0.75	2.17	2.11

Total operations	0.99		(6.05)	3.50	0.72	2.17	2.07

Distributions
From net investment income	—		—	—	(0.01)	—	—
From net realized gains	—		(4.31)	(1.38)	(0.42)	(1.19)	—

Total distributions	—		(4.31)	(1.38)	(0.43)	(1.19)	—

Net asset value
End of period/year	$8.63		$7.64	$18.00	$15.88	$15.59	$14.61

Total return(c)	12.96	%(d)	(41.06)%	22.74%	4.90%	15.93%	16.51%
Net assets end of period/year (000’s)	$8,491		$7,425	$20,062	$16,847	$14,980	$7,545
Ratio and supplemental data
Expenses to average net assets	1.14	%(e)	1.10%	1.08%	1.09%	1.11%	1.14%
Net investment income (loss), to average net assets	0.17	%(e)	— %*	(0.33)%	(0.20)%	0.03%	(0.31)%
Portfolio turnover rate	37	%(d)	47%	73%	68%	44%	63%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.

*	Rounds to less than (0.01%) or 0.01%.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Growth Opportunities VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $8 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$13,113	5.56%

Transamerica Asset Allocation-Growth VP	13,051	5.53

Transamerica Asset Allocation-Moderate VP	24,908	10.55

Transamerica Asset Allocation-Moderate Growth VP	55,901	23.69

Total	$106,973	45.33%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.15% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$78,458
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	65,835
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Growth Opportunities VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and well below the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Index 50 VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Index 50 VP
Initial Class	$1,000.00	$1,032.61	$1.86	$1,022.96	$1.86	0.37%
Service Class	1,000.00	1,032.68	3.12	1,021.72	3.11	0.62

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Capital Markets	69.1%
Growth — Large Cap	11.9
Value — Large Cap	5.8
Region Fund — European	4.3
Emerging Market — Equity	3.6
Repurchase Agreement	2.5
Region Fund — Asian Pacific	2.3
Growth — Small Cap	2.3
Other Assets and Liabilities — net(a)	(1.8)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.3%
Capital Markets - 69.1%
Vanguard Europe Pacific	159,220	$4,570
Vanguard Index Stock Market	299,320	13,849
Vanguard Total Bond Market	569,794	44,266
Emerging Market — Equity - 3.6%
Vanguard Emerging Markets	103,798	3,303
Growth — Large Cap - 11.9%
Vanguard Growth	129,113	5,599
Vanguard Large-Capital	123,621	5,157
Growth — Small Cap - 2.3%
Vanguard Small-Capital	45,215	2,069
Region Fund — Asian Pacific - 2.3%
Vanguard Pacific	45,643	2,111
Region Fund — European - 4.3%
Vanguard European	97,317	3,920
Value — Large Cap - 5.8%
Vanguard Value	133,576	5,280

Total Investment Companies (cost $85,295)		90,124

	Principal
REPURCHASE AGREEMENTS - 2.5%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $2,307 on 07/01/2009 •	$2,307	2,307

Total Repurchase Agreement (cost $2,307)
Total Investment Companies (cost $87,602) #		92,431
Other Assets and Liabilities — Net		(1,611)

Net Assets		$90,820

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.72%, a maturity date of 09/01/2035, and with a market value plus accrued interest of $2,354.

#	Aggregate cost for federal income tax purposes is $87,602. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost were $4,829. Net unrealized appreciation for tax purposes is $4,829.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$90,124	$—	$—	$90,124
Cash & Cash Equivalent — Repurchase Agreement	—	2,307	—	2,307

Total	$90,124	$2,307	$—	$92,431

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $85,295)	$90,124
Repurchase agreement, at value (cost: $2,307)	2,307
Receivables:
Shares sold	536

	92,967

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,098
Shares redeemed	1
Management and advisory fees	21
Distribution and service fees	18
Administration fees	1
Other	8

	2,147

Net assets	$90,820

Net assets consist of:
Capital stock ($.01 par value)	$107
Additional paid-in capital	86,689
Undistributed net investment income	843
Accumulated net realized loss from investment securities	(1,648)
Net unrealized appreciation (depreciation) on:
Investment securities	4,829

Net assets	$90,820

Net assets by class:
Initial Class	$264
Service Class	90,556
Shares outstanding:
Initial Class	31
Service Class	10,621
Net asset value and offering price per share:
Initial Class	$8.55
Service Class	8.53

STATEMENT OF OPERATIONS For the period ended June 30, 2009 (all amounts in thousands) (unaudited)

Investment income:
Dividend income	$660

Expenses:
Management and advisory	77
Printing and shareholder reports	—	(a)
Custody	6
Administration	5
Legal	1
Audit and tax	9
Trustees	1
Transfer agent	—	(a)
Distribution and service:
Service Class	61
Other	—	(a)

Total expenses	160

Less management and advisory fee waiver	(9)

Net expenses	151

Net investment income	509

Net realized gain (loss) on transactions from:
Investment securities	(1,155)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	5,303

Net realized and unrealized gain	4,148

Net increase in net assets resulting from operations	$4,657

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

3

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008(a)
From operations:
Net investment income	$509	$334
Net realized gain (loss) from investment securities	(1,155)	(493)
Change in net unrealized appreciation (depreciation) on investment securities	5,303	(474)

Net increase (decrease) in net assets resulting from operations	4,657	(633)

Capital share transactions:
Proceeds from shares sold:
Initial Class	140	402
Service Class	67,420	23,984

	67,560	24,386

Cost of shares redeemed:
Initial Class	(193)	(47)
Service Class	(3,990)	(920)

	(4,183)	(967)

Net increase in net assets from capital shares transactions	63,377	23,419

Net increase in net assets	68,034	22,786

Net assets:
Beginning of period/year	22,786	—

End of period/year	$90,820	$22,786

Undistributed net investment income	$843	$334

Share activity:
Shares issued:
Initial Class	17	43
Service Class	8,408	2,824

	8,425	2,867

Shares redeemed:
Initial Class	(24)	(5)
Service Class	(502)	(109)

	(526)	(114)

Net increase in shares outstanding:
Initial Class	(7)	38
Service Class	7,906	2,715

	7,899	2,753

(a)	Commenced operations on May 1, 2008
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

	Initial Class				Service Class
	Period ended		May 1 to Dec		Period ended		May 1 to Dec
	June 30, 2009		31, 2008		June 30, 2009		31, 2008
Net asset value
Beginning of period/year	$8.28		$10.00		$8.26		$10.00
Investment operations
Net investment income(a)	0.09		0.25		0.08		0.38
Net realized and unrealized gain (loss)	0.18		(1.97)		0.19		(2.12)

Total operations	0.27		(1.72)		0.27		(1.74)

Net asset value
End of period/year	$8.55		$8.28		$8.53		$8.26

Total return(b)	3.26	%(c)	(17.20	)%(c)	3.27	%(c)	(17.40	)%(c)
Net assets end of period/year (000’s)	$264		$315		$90,556		$22,471
Ratio and supplemental data
Expenses to average net assets (*)
After reimbursement/fee waiver	0.37	%(d)	0.37	%(d)	0.62	%(d)	0.62	%(d)
Before reimbursement/fee waiver	0.41	%(d)	1.23	%(d)	0.66	%(d)	1.48	%(d)
Net investment income, to average net assets (1)	2.16	%(d)	4.21	%(d)	2.09	%(d)	7.06	%(d)
Portfolio turnover rate	28	%(c)	17	%(c)	28	%(c)	17	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(*)	Does not include expenses of the investment companies in which the Fund invests.

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 50 VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Initial Class	$214	0.26%
Service Class	213	0.24
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.37% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. The following amounts were available for recapture at June 30, 2009:

	Reimbursement of	Available for Recapture
	Class Expenses	Through
Fiscal Year 2008	$41	12/31/2011

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$77,536
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	14,090
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Index 50 VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was May 1, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below its Lipper expense group median and that the total expenses of the Portfolio were below its Lipper expense group median. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica Index 75 VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Index 75 VP
Initial Class	$1,000.00	$1,046.51	$1.88	$1,022.96	$1.86	0.37%
Service Class	1,000.00	1,045.27	3.14	1,021.72	3.11	0.62

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Capital Markets	50.8%
Growth — Large Cap	18.4
Value — Large Cap	10.9
Region Fund — European	6.6
Emerging Market — Equity	5.2
Growth — Small Cap	3.6
Region Fund — Asian Pacific	3.5
Repurchase Agreement	2.5
Other Assets and Liabilities — net(a)	(1.5)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.0%
Capital Markets - 50.8%
Vanguard Europe Pacific	547,570	$15,715
Vanguard Index Stock Market	1,021,530	47,266
Vanguard Total Bond Market	750,711	58,323
Emerging Market — Equity - 5.2%
Vanguard Emerging Markets	388,700	12,368
Growth — Large Cap - 18.4%
Vanguard Growth	661,637	28,689
Vanguard Large-Capital	369,104	15,399
Growth — Small Cap - 3.6%
Vanguard Small-Capital	186,635	8,539
Region Fund — Asian Pacific - 3.5%
Vanguard Pacific	181,504	8,393
Region Fund — European - 6.6%
Vanguard European	388,640	15,654
Value — Large Cap - 10.9%
Vanguard Value	656,573	25,954

Total Investment Companies (cost $221,652)		236,300

	Principal

REPURCHASE AGREEMENTS - 2.5%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $5,845 on 07/01/2009 •	$5,845	5,845

Total Repurchase Agreement (cost $5,845)

Total Investment Companies (cost $227,497) #		242,145
Other Assets and Liabilities — Net		(3,605)

Net Assets		$238,540

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.67%, a maturity date of 07/15/2036, and with a market value plus accrued interest of $5,963.

#	Aggregate cost for federal income tax purposes is $227,497. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost were $14,648. Net unrealized appreciation for tax purposes is $14,648.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$236,300	$—	$—	$236,300
Cash & Cash Equivalent — Repurchase Agreement	—	5,845	—	5,845

Total	$236,300	$5,845	$—	$242,145

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $221,652)	$236,300
Repurchase agreement, at value (cost: $5,845)	5,845
Receivables:
Investment securities sold	32
Shares sold	1,659
Dividends	5

243,841

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	5,177
Shares redeemed	1
Management and advisory fees	63
Distribution and service fees	47
Administration fees	4
Other	9

5,301

Net assets	$238,540

Net assets consist of:
Capital stock ($.01 par value)	$313
Additional paid-in capital	229,269
Undistributed net investment income	2,108
Accumulated net realized loss from investment securities	(7,798)
Net unrealized appreciation (depreciation) on:
Investment securities	14,648

Net assets	$238,540

Net assets by class:
Initial Class	$2,454
Service Class	236,086
Shares outstanding:
Initial Class	321
Service Class	30,973
Net asset value and offering price per share:
Initial Class	$7.65
Service Class	7.62

STATEMENT OF OPERATIONS For the period ended June 30, 2009 (all amounts in thousands) (unaudited)

Investment income:
Dividend income	$1,423
Expenses:
Management and advisory	189
Printing and shareholder reports	— (a)
Custody	6
Administration	12
Legal	2
Audit and tax	9
Trustees	2
Transfer agent	1
Distribution and service:
Service Class	151
Other	1

Total expenses	373

Expenses recaptured	4

Net expenses	377

Net investment income	1,046

Net realized gain (loss) on transactions from:
Investment securities	(7,228)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	20,154

Net realized and unrealized gain (loss)	12,926

Net increase in net assets resulting from operations	$13,972

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

3

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008(a)
From operations:
Net investment income	$1,046	$1,059
Net realized gain (loss) from investment securities	(7,228)	(570)
Change in net unrealized appreciation (depreciation) on investment securities	20,154	(5,506)

Net increase (decrease) in net assets resulting from operations	13,972	(5,017)

Capital share transactions:
Proceeds from shares sold:
Initial Class	154	2,858
Service Class	172,836	63,399

	172,990	66,257

Cost of shares redeemed:
Initial Class	(106)	(74)
Service Class	(7,802)	(1,680)

	(7,908)	(1,754)

Net increase in net assets from capital shares transactions	165,082	64,503

Net increase in net assets	179,054	59,486

Net assets:
Beginning of period/year	59,486	—

End of period/year	$238,540	$59,486

Undistributed net investment income (loss)	$2,108	$1,062

Share activity:
Shares issued:
Initial Class	23	322
Service Class	24,343	8,042

	24,366	8,364

Shares redeemed:
Initial Class	(15)	(9)
Service Class	(1,205)	(207)

	(1,220)	(216)

Net increase (decrease) in shares outstanding:
Initial Class	8	313
Service Class	23,138	7,835

	23,146	8,148

(a)	Commenced operations on May 1, 2008.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

	Initial Class				Service Class
	Period ended		May 1 to Dec		Period ended		May 1 to Dec
	June 30, 2009		31, 2008		June 30, 2009		31, 2008
Net asset value
Beginning of period	$7.31		$10.00		$7.29		$10.00
Investment operations
Net investment income(a)	0.06		0.33		0.06		0.38
Net realized and unrealized gain (loss)	0.28		(3.02)		0.27		(3.09)

Total operations	0.34		(2.69)		0.33		(2.71)

Net asset value
End of period	$7.65		$7.31		$7.62		$7.29

Total return(b)	4.65	%(c)	(26.90	)%(c)	4.53	%(c)	(27.10	)%(c)
Net assets end of period (000’s)	$2,454		$2,293		$236,086		$57,193
Ratio and supplemental data
Expenses to average net assets (*)
After reimbursement/fee waiver	0.37	%(d)(^)	0.37	%(d)	0.62	%(d)(^)	0.62	%(d)
Before reimbursement/fee waiver	0.37	%(d)(^)	0.67	%(d)	0.62	%(d)(^)	0.92	%(d)
Net investment income, to average net assets (1)	1.71	%(d)	6.63	%(d)	1.71	%(d)	7.71	%(d)
Portfolio turnover rate	25	%(c)	11	%(c)	25	%(c)	11	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(^)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% (See Note 2).

(*)	Does not include expenses of the investment companies in which the Fund invests.

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 75 VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Initial Class	$191	0.10%
Service Class	191	0.10
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.37% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
During the period ended June 30, 2009, the Fund recaptured $4. The following amounts were available for recapture at June 30, 2009:

	Advisory Fee	Available for Recapture
	Waived	Through
Fiscal Year 2008	$36	12/31/2011
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$197,364
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	32,361
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Index 75 VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was on May 1, 2008. The Board noted that the Portfolio’s performance was above the median for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below its Lipper expense group median and that the total expenses of the Portfolio were below the Lipper expense group median. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
     Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica International Moderate Growth VP
(UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid During	Ending Account	Expenses Paid During	Annualized
Fund Name	Value	Value	Period (a)	Value	Period (a)	Expense Ratio (c)
Transamerica International Moderate Growth VP
Initial Class	$1,000.00	$1,092.30	$0.73	$1,024.10	$0.70	0.14%
Service Class	1,000.00	1,091.30	2.02	1,022.86	1.96	0.39%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Global/International Stocks	65.3%
Bonds	21.7
Tactical and Specialty	8.3
Inflation-Protected Securities	4.7
Other Assets and Liabilities, net	0.0 *

Total	100.0%

*	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 21.7%
Transamerica JPMorgan Core Bond VP Ж	1,334,445	$16,627
Transamerica PIMCO Total Return VP Ж	3,555,818	40,785
Transamerica Short-Term Bond €	1,490,690	14,594
Global/International Stocks - 65.3%
Transamerica AllianceBernstein International Value €	4,789,579	31,899
Transamerica Evergreen International Small Cap €	1,539,945	13,598
Transamerica Marsico International Growth €	5,272,799	39,915
Transamerica MFS International Equity € ‡	6,570,944	45,010
Transamerica Neuberger Berman International €	3,448,427	22,449
Transamerica Oppenheimer Developing Markets €	701,496	5,893
Transamerica Schroders International Small Cap €	2,668,130	18,544
Transamerica Thornburg International Value €	4,617,614	39,111
Inflation-Protected Securities - 4.7%
Transamerica PIMCO Real Return TIPS €	1,530,284	15,701
Tactical and Specialty - 8.3%
Transamerica Clarion Global Real Estate Securities VP Ж	1,352,785	10,876
Transamerica Loomis Sayles Bond €	1,893,038	16,697

Total Investment Securities (cost $438,223) #		331,699
Other Assets and Liabilities — Net		(90)

Net Assets		$331,609

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ж	The Fund invests its assets in the Initial Class shares of the affiliated Transamerica Series Trust.

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica Funds.

#	Aggregate cost for federal income tax purposes is $438,223. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,322 and $108,846, respectively. Net unrealized depreciation for tax purposes is $106,524.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$331,699	$—	$—	$331,699

Total	$331,699	$—	$—	$331,699

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investments in affiliated investment companies at value (cost: $438,223)	$331,699
Receivables:
Shares sold	867
Dividends	39

332,605

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	807
Shares redeemed	60
Management and advisory fees	29
Distribution and service fees	68
Administration fees	3
Trustees fees	1
Other	28

996

Net assets	$331,609

Net assets consist of:
Capital stock ($.01 par value)	$455
Additional paid-in capital	450,230
Undistributed net investment income	9,088
Accumulated net realized loss from investments in affiliated investment companies	(21,640)
Net unrealized depreciation on investments in affiliated investment companies	(106,524)

Net assets	$331,609

Net assets by class:
Initial Class	$16,151
Service Class	315,458
Shares outstanding:
Initial Class	2,200
Service Class	43,275
Net asset value and offering price per share:
Initial Class	$7.34
Service Class	7.29
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income from affiliated investment companies	$721

Expenses:
Management and advisory	138
Printing and shareholder reports	10
Custody	6
Administration	17
Legal	6
Audit and tax	10
Trustees	5
Transfer agent	3
Distribution and service:
Service Class	328
Other	2

Total expenses	525

Net investment income	196

Net realized gain (loss) from:
Investments in affiliated investment companies	(9,719)
Distributions from investments in affiliated investment companies	86

(9,633)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	35,720

Net realized and unrealized gain on investments in affiliated investment companies	26,087

Net increase In net assets resulting from operations	$26,283

The notes to the financial statements are on integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$196	$8,891
Net realized gain (loss) from investments in affiliated investment companies	(9,633)	(11,922)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	35,720	(132,689)

Net increase (decrease) in net assets resulting from operations	26,283	(135,720)

Distributions to shareholders:
From net investment income:
Initial Class	—	(510)
Service Class	—	(6,633)

	—	(7,143)

From net realized gains:
Initial Class	—	(759)
Service Class	—	(10,321)

	—	(11,080)

Total distributions to shareholders	—	(18,223)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,983	10,435
Service Class	56,133	194,309

	58,116	204,744

Dividends and distributions reinvested:
Initial Class	—	1,269
Service Class	—	16,954

	—	18,223

Cost of shares redeemed:
Initial Class	(2,283)	(10,043)
Service Class	(21,574)	(38,029)

	(23,857)	(48,072)

Net increase in net assets resulting from capital shares transactions	34,259	174,895

Net increase in net assets	60,542	20,952

Net assets:
Beginning of year	271,067	250,115

End of period/year	$331,609	$271,067

Undistributed net investment income	$9,088	$8,892

Share activity:
Shares issued:
Initial Class	295	1,054
Service Class	8,433	20,379

	8,728	21,433

Shares issued-reinvested from distributions:
Initial Class	—	140
Service Class	—	1,878

	—	2,018

Shares redeemed:
Initial Class	(355)	(1,137)
Service Class	(3,437)	(4,348)

	(3,792)	(5,485)

Net increase in shares outstanding:
Initial Class	(60)	57
Service Class	4,996	17,909

	4,936	17,966

The notes to the financial statements are on integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,		May 1 to Dec
	June 30, 2009		2008	2007	31, 2006
Net asset value
Beginning of period/year	$6.72		$11.12	$10.43	$10.00
Investment operations
Net investment income(a)	0.01		0.26	0.56	0.85
Net realized and unrealized gain (loss)	0.61		(4.14)	0.34	(0.42)

Total operations	0.62		(3.88)	0.90	0.43

Distributions
From net investment income	—		(0.21)	(0.13)	—
From net realized gains	—		(0.31)	(0.08)	—

Total distributions	—		(0.52)	(0.21)	—

Net asset value
End of period/year	$7.34		$6.72	$11.12	$10.43

Total return(b)	9.23	%(c)	(36.12)%	8.69%	4.30	%(c)

Net assets end of period/year (000’s)	$16,152		$15,195	$24,495	$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14	%(e)	0.15%	0.19%*	0.25	%(e)
Before reimbursement/fee waiver	0.14	%(e)	0.15%	0.19%*	0.39	%(e)
Net investment income, to average net assets(f)	0.37	%(e)	2.76%	5.05%	12.92	%(e)
Portfolio turnover rate	10	%(c)	19%	1%	1	%(c)
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,		May 1 to Dec
	June 30, 2009		2008	2007	31, 2006
Net asset value
Beginning of period/year	$6.68		$11.08	$10.41	$10.00
Investment operations
Net investment income(a)	—	(g)	0.28	0.57	0.84
Net realized and unrealized gain (loss)	0.61		(4.17)	0.31	(0.43)

Total operations	0.61		(3.89)	0.88	0.41

Distributions
From net investment income	—		(0.20)	(0.13)	—
From net realized gains	—		(0.31)	(0.08)	—

Total distributions	—		(0.51)	(0.21)	—

Net asset value
End of period/year	$7.29		$6.68	$11.08	$10.41

Total return(b)	9.13	%(c)	(36.32)%	8.49%	4.10	%(c)

Net assets end of period/year (000’s)	$315,458		$255,872	$225,620	$44,053
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.39	%(e)	0.40%	0.44%*	0.50	%(e)
Before reimbursement/fee waiver	0.39	%(e)	0.40%	0.44%*	0.64	%(e)
Net investment income, to average net assets(f)	0.13	%(e)	3.08%	5.18%	12.63	%(e)
Portfolio turnover rate	10	%(c)	19%	1%	1	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Rounds to less than $0.01 or $(0.01) per share.

*	Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% (see Note 2).
The notes to the financial statements are on integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares, an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
TAM has entered into an agreement with Morningstar Associates, LLC (“Morningstar”) to provide investment services to the Fund. TAM compensates Morningstar as described in the Prospectus.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.10% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.25% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial and Service Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of average daily net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$61,377
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	26,859
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica International Moderate Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morningstar Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was May 1, 2006. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

9

Transamerica Hanlon Balanced VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Hanlon Balanced VP
Initial Class	$1,000.00	$1,018.00	$1.69	$1,006.68	$1.68	1.00%
Service Class	1,000.00	1,017.00	2.11	1,006.27	2.10	1.25

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Companies	107.9%
Repurchase Agreement	5.4
Other Assets and Liabilities — net(a)	(13.3)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 107.9%
Capital Markets - 107.9%
iShares Iboxx High Yield Corporate Bond Fund	7,682	$613
iShares MSCI Emerging Markets Index Fund	1,672	54
iShares Russell 2000 Index Fund	1,063	54
PowerShares DB Agriculture Fund	2,120	54
PowerShares DB Commodity Index Tracking Fund	2,400	54
PowerShares Global Exchange High Yield Bond	2,224	37
PowerShares QQQ	1,492	54
Proshares Ultrashort 20+ Year Treasury	1,706	87
SPDR Barclays Capital High Yield Bond Fund	17,291	608
SSC Government Money Market Fund	102,922	103
SSGA FDS Money Market Fund	102,922	103
SSGA Prime Money Market Fund	102,922	103
State Street Institutional Liquid Reserve	102,922	103
United States Natural Gas Fund	3,710	51

Total Investment Companies (cost $2,062) #		2,078

	Principal

REPURCHASE AGREEMENT - 5.4%

State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $103 on 07/01/2009 •	$103	103

Total Repurchase Agreement (cost $103)

Total Investment Securities (cost $2,165) #		2,181
Other Assets and Liabilities — Net		(257)

Net Assets		$1,924

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $106.

#	Aggregate cost for federal income tax purposes is $2,165. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $27 and $11, respectively. Net unrealized appreciation for tax purposes is $16.
DEFINITIONS:

SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,666	$412	$—	$2,078
Repurchase Agreement	—	103	—	103

Total	$1,666	$515	$—	$2,181

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $2,062)	$2,078
Repurchase agreement, at value (cost: $103)	103
Receivables:
Investment securities sold	5
Shares sold	60
Due from advisor	2

2,248

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	320
Printing fees	1
Other	3

324

Net assets	$1,924

Net assets consist of:
Capital stock ($.01 par value)	$2
Additional paid-in capital	1,901
Undistributed net investment income	4
Undistributed net realized gain from investment securities	1
Net unrealized appreciation on:
Investment securities	16

Net assets	$1,924

Net assets by class:
Initial Class	$1,670
Service Class	254
Shares outstanding:
Initial Class	164
Service Class	25
Net asset value and offering price per share:
Initial Class	$10.17
Service Class	10.22
STATEMENT OF OPERATIONS
For the period ended June 30, 2009 (b)
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$5
Interest income	1

	6

Expenses:
Management and advisory	2
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	—	(a)
Other	—	(a)

Total expenses	6

Less waiver/reimbursement	(4)

Net expenses	2

Net investment income	4

Net realized gain (loss) on transactions from:
Investment securities	1

Net increase in unrealized appreciation (depreciation) on:
Investment securities	16

Net realized and unrealized gain	17

Net increase in net assets resulting from operations	$21

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30, 2009
(unaudited) (a)
From operations:
Net investment income	$4
Net realized gain (loss) from investment securities	1
Change in net unrealized appreciation (depreciation) on investment securities	16

Net increase in net assets resulting from operations	21

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,667
Service Class	250

1,917

Cost of shares redeemed:
Initial Class	(14)
Service Class	—

(14)

Net increase in net assets from capital shares transactions	1,903

Net increase in net assets	1,924

Net assets:
Beginning of period	—

End of period	$1,924

Undistributed net investment income	$4

Share activity:
Shares issued:
Initial Class	165
Service Class	25

190

Shares redeemed:
Initial Class	(1)
Service Class	—

(1)

Net increase in shares outstanding:
Initial Class	164
Service Class	25

189

(a)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to June		May 1 to June
	30, 2009		30, 2009
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a)	0.03		0.04
Net realized and unrealized gain	0.15		0.13

Total operations	0.18		0.17

Net asset value
End of period	$10.18		$10.17

Total return(b)	1.80	%(c)	1.70	%(c)

Net assets end of period (000’s)	$1,670		$254
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00	%(e)	1.25	%(e)
Before reimbursement/fee waiver	2.91	%(e)	3.16	%(e)
Net investment income, to average net assets(f)	1.64	%(e)	2.29	%(e)
Portfolio turnover rate	64	%(c)	64	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Balanced VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period from inception, May 1, 2009, to June 30, 2009 of less than $1 are included in net realized gain in the Statement of Operations.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. — (continued)
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Initial Class	$255	13.25%
Service Class	254	13.20
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$2,391
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	742
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Hanlon Balanced VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica Hanlon Balanced VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Hanlon Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs. It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance. It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark. On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

9

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions. It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

10

Transamerica Hanlon Growth VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Hanlon Growth VP
Initial Class	$1,000.00	$1,018.00	$1.69	$1,006.68	$1.68	1.00%
Service Class	1,000.00	1,017.00	2.11	1,006.27	2.10	1.25

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Companies	114.4%
Repurchase Agreement	5.6
Other Assets and Liabilities — net(a)	(20.0)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 114.4%
Capital Markets - 114.4%
iShares Iboxx High Yield Corporate Bond Fund	25,483	$2,032
iShares MSCI Emerging Markets Index Fund	7,397	238
iShares Russell 2000 Index Fund	4,704	240
PowerShares DB Agriculture Fund	7,017	179
PowerShares DB Commodity Index Tracking Fund	7,964	180
PowerShares Global Exchange High Yield Bond	7,355	122
PowerShares QQQ	6,600	240
Proshares Ultrashort 20+ Year Treasury	5,657	288
SPDR Barclays Capital High Yield Bond Fund	57,359	2,019
SSC Government Money Market Fund	348,463	348
SSGA FDS Money Market Fund	348,463	348
SSGA Prime Money Market Fund	348,463	348
State Street Institutional Liquid Reserve	348,463	348
United States Natural Gas Fund	12,314	171

Total Investment Companies (cost $7,061) #		7,101

	Principal
REPURCHASE AGREEMENT - 5.6%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $348 on 07/01/2009 •	$348	348

Total Repurchase Agreement (cost $348)

Total Investment Securities (cost $7,409) #		7,449
Other Assets and Liabilities — Net		(1,242)

Net Assets		$6,207

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $357.

#	Aggregate cost for federal income tax purposes is $7,409. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $80 and $40, respectively. Net unrealized appreciation for tax purposes is $40.
DEFINITIONS:

SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$5,709	$1,392	$—	$7,101
Repurchase Agreement	—	348	—	348

Total	$5,709	$1,740	$—	$7,449

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $7,061)	$7,101
Repurchase agreement, at value (cost: $348)	348
Receivables:
Investment securities sold	19
Shares sold	52
Interest	1

	7,521

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,309
Management and advisory fees	1
Printing fees	1
Other	3

	1,314

Net assets	$6,207

Net assets consist of:
Capital stock ($.01 par value)	$6
Additional paid-in capital	6,147
Undistributed net investment income	11
Undistributed net realized gain from investment securities	3
Net unrealized appreciation on:
Investment securities	40

Net assets	$6,207

Net assets by class:
Initial Class	$5,953
Service Class	254
Shares outstanding:
Initial Class	585
Service Class	25
Net asset value and offering price per share:
Initial Class	$10.18
Service Class	10.14

STATEMENT OF OPERATIONS For the period ended June 30, 2009(b) (all amounts in thousands) (unaudited)

Investment income:
Dividend income	$16
Interest income	1

	17

Expenses:
Management and advisory	6
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	—	(a)
Other	—	(a)

Total expenses	10

Less management and advisory fee waiver	(4)

Net expenses	6

Net investment income	11

Net realized gain (loss) on transactions from:
Investment securities	3

Net increase in unrealized appreciation (depreciation) on:
Investment securities	40

Net realized and unrealized gain	43

Net increase in net assets resulting from operations	$54

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30, 2009
(unaudited) (a)
From operations:
Net investment income	$11
Net realized gain (loss) from investment securities	3
Change in net unrealized appreciation (depreciation) on investment securities	40

Net increase in net assets resulting from operations	54

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,909
Service Class	250

6,159

Cost of shares redeemed:
Initial Class	(6)
Service Class	—

(6)

Net increase in net assets from capital shares transactions	6,153

Net increase in net assets	6,207

Net assets:
Beginning of period	—

End of period	$6,207

Undistributed net investment income	$11

Share activity:
Shares issued:
Initial Class	586
Service Class	25

611

Shares redeemed:
Initial Class	(1)
Service Class	—

(1)

Net increase in shares outstanding:
Initial Class	585
Service Class	25

610

(a)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to June		May 1 to June
	30, 2009		30, 2009
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a)	0.03		0.05
Net realized and unrealized gain	0.15		0.12

Total operations	0.18		0.17

Net asset value
End of period	$10.18		$10.17

Total return(b)	1.80	%(c)	1.70	%(c)

Net assets end of period (000’s)	$5,952		$254
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00	%(e)	1.25	%(e)
Before reimbursement/fee waiver	1.58	%(e)	1.83	%(e)
Net investment income, to average net assets(f)	1.66	%(e)	2.70	%(e)
Portfolio turnover rate	50	%(c)	50	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period from inception, May 1, 2009, to June 30, 2009 of less than $1 are included in net realized gain in the Statement of Operations.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. — (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Initial Class	$255	4.11%
Service Class	254	4.09
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$7,570
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,905
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Hanlon Growth VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica Hanlon Growth VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Hanlon Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs. It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance. It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark. On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

9

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions. It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

10

Transamerica Hanlon Growth and Income VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Hanlon Growth and Income VP
Initial Class	$1,000.00	$1,017.00	$1.69	$1,006.68	$1.68	1.00%
Service Class	1,000.00	1,016.00	2.11	1,006.27	2.10	1.25

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Companies	113.8%
Repurchase Agreement	5.8
Other Assets and Liabilities — net(a)	(19.6)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 113.8%
Capital Markets - 113.8%
iShares Iboxx High Yield Corporate Bond Fund	10,849	$866
iShares MSCI Emerging Markets Index Fund	3,149	101
iShares Russell 2000 Index Fund	2,003	102
PowerShares DB Agriculture Fund	2,991	76
PowerShares DB Commodity Index Tracking Fund	3,390	77
PowerShares Global Exchange High Yield Bond	3,136	52
PowerShares QQQ	2,810	102
Proshares Ultrashort 20+ Year Treasury	2,409	123
SPDR Barclays Capital High Yield Bond Fund	24,422	860
SSC Government Money Market Fund	156,354	156
SSGA FDS Money Market Fund	156,354	156
SSGA Prime Money Market Fund	156,354	156
State Street Institutional Liquid Reserve	156,354	156
United States Natural Gas Fund	5,240	73

Total Investment Companies (cost $3,036) #		3,056

	Principal
REPURCHASE AGREEMENT - 5.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $156 on 07/01/2009 •	$156	156

Total Repurchase Agreement (cost $156)

Total Investment Securities (cost $3,192) #		3,212
Other Assets and Liabilities — Net		(526)

Net Assets		$2,686

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $161.

#	Aggregate cost for federal income tax purposes is $3,192. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $36 and $16, respectively. Net unrealized appreciation for tax purposes is $20.
DEFINITIONS:

SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$2,432	$624	$—	$3,056
Repurchase Agreement	—	156	—	156

Total	$2,432	$782	$—	$3,212

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $3,036)	$3,056
Repurchase agreement, at value (cost: $156)	156
Receivables:
Investment securities sold	2
Shares sold	29
Due from advisor	1

3,244

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	554
Printing fees	1
Other	3

558

Net assets	$2,686

Net assets consist of:
Capital stock ($.01 par value)	$3
Additional paid-in capital	2,657
Undistributed net investment income	5
Undistributed net realized gain from investment securities	1
Net unrealized appreciation (depreciation) on:
Investment securities	20

Net assets	$2,686

Net assets by class:
Initial Class	$2,432
Service Class	254
Shares outstanding:
Initial Class	239
Service Class	25
Net asset value and offering price per share:
Initial Class	$10.18
Service Class	10.16
STATEMENT OF OPERATIONS
For the period ended June 30, 2009(b)
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$7
Interest income	1

	8

Expenses:
Management and advisory	3
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	—	(a)
Other	—	(a)

Total expenses	7

Less waiver/reimbursement	(4)

Net expenses	3

Net investment income	5

Net realized gain (loss) on transactions from:
Investment securities	1

Net increase in unrealized appreciation (depreciation) on:
Investment securities	20

Net realized and unrealized gain	21

Net increase in net assets resulting from operations	$26

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30, 2009
(unaudited) (a)
From operations:
Net investment income	$5
Net realized gain (loss) from investment securities	1
Change in net unrealized appreciation (depreciation) on investment securities	20

Net increase in net assets resulting from operations	26

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,421
Service Class	250

2,671

Cost of shares redeemed:
Initial Class	(11)
Service Class	—

(11)

Net increase in net assets from capital shares transactions	2,660

Net increase in net assets	2,686

Net assets:
Beginning of period	—

End of period	$2,686

Undistributed net investment income	$5

Share activity:
Shares issued:
Initial Class	240
Service Class	25

265

Shares redeemed:
Initial Class	(1)
Service Class	—

(1)

Net increase (decrease) in shares outstanding:
Initial Class	239
Service Class	25

264

(a)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to June		May 1 to June
	30, 2009		30, 2009
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a)	0.03		0.04
Net realized and unrealized gain	0.14		0.12

Total operations	0.17		0.16

Net asset value
End of period	$10.17		$10.16

Total return(b)	1.70	%(c)	1.60	%(c)

Net assets end of period (000’s)	$2,432		$254
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00	%(e)	1.25	%(e)
Before reimbursement/fee waiver	2.40	%(e)	2.65	%(e)
Net investment income, to average net assets(f)	1.74	%(e)	2.42	%(e)
Portfolio turnover rate	55	%(c)	55	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth and Income VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period from inception, May 1, 2009, to June 30, 2009 of less than $1 are included in net realized gain in the Statement of Operations.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. — (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund's
	Value	Net Assets
Initial Class	$254	9.46%
Service Class	254	9.46
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$3,316
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	907
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Hanlon Growth and Income VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica Hanlon Growth and Income VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Hanlon Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs. It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance. It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark. On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

9

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions. It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

10

Transamerica Hanlon Managed Income VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio (c)
Transamerica Hanlon Managed Income VP
Initial Class	$1,000.00	$1,017.00	$1.69	$1,006.68	$1.68	1.00%
Service Class	1,000.00	1,016.00	2.11	1,006.27	2.10	1.25

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the Fund invests.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Company	99.0%
Repurchase Agreement	5.4
Other Assets and Liabilities — net(a)	(4.4)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.0%
Capital Markets - 99.0%
iShares Iboxx High Yield Corporate Bond Fund	22,026	$1,755
PowerShares DB Agriculture Fund	6,080	155
PowerShares DB Commodity Index Tracking Fund	6,893	156
PowerShares Global Exchange High Yield Bond	6,376	105
Proshares Ultrashort 20+ Year Treasury	4,898	249
SPDR Barclays Capital High Yield Bond Fund	49,570	1,743
SSC Government Money Market Fund	300,461	301
SSGA FDS Money Market Fund	300,461	301
SSGA Prime Money Market Fund	300,461	301
State Street Institutional Liquid Reserve	300,461	301
United States Natural Gas Fund	10,637	148

Total Investment Companies (cost $5,471) #		5,515

	Principal
REPURCHASE AGREEMENT - 5.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $300 on 07/01/2009 •	$300	300

Total Repurchase Agreement (cost $300)

Total Investment Securities (cost $5,771) #		5,815
Other Assets and Liabilities — Net		(247)

Net Assets		$5,568

NOTES TO SCHEDULE OF INVESTMENTS:

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $307.

#	Aggregate cost for federal income tax purposes is $5,771. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $73 and $29, respectively. Net unrealized appreciation for tax purposes is $44.
DEFINITIONS:

SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$4,311	$1,204	$—	$5,515
Repurchase Agreement	—	300	—	300

Total	$4,311	$1,504	$—	$5,815

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $5,471)	$5,515
Repurchase agreement, at value (cost: $300)	300
Receivables:
Investment securities sold	4
Shares sold	243
Interest	1

6,063

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	490
Management and advisory fees	1
Printing fees	1
Other	3

495

Net assets	$5,568

Net assets consist of:
Capital stock ($.01 par value)	$5
Additional paid-in capital	5,506
Undistributed net investment income	10
Undistributed net realized gain from investment securities	3
Net unrealized appreciation (depreciation) on:
Investment securities	44

Net assets	$5,568

Net assets by class:
Initial Class	$5,314
Service Class	254
Shares outstanding:
Initial Class	523
Service Class	25
Net asset value and offering price per share:
Initial Class	$10.16
Service Class	10.16
STATEMENT OF OPERATIONS
For the period ended June 30, 2009(b)
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$14
Interest income	1

	15

Expenses:
Management and advisory	5
Printing and shareholder reports	1
Custody	1
Administration	—	(a)
Legal	—	(a)
Audit and tax	2
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	—	(a)
Other	—	(a)

Total expenses	9

Less management and advisory fee waiver	(4)

Net expenses	5

Net investment income	10

Net realized gain (loss) on transactions from:
Investment securities	3

Net increase in unrealized appreciation (depreciation) on:
Investment securities	44

Net realized and unrealized gain	47

Net increase in net assets resulting from operations	$57

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

	June 30, 2009
	(unaudited) (b)
From operations:
Net investment income	$10
Net realized gain (loss) from investment securities	3
Change in net unrealized appreciation (depreciation) on investment securities	44

Net increase in net assets resulting from operations	57

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,266
Service Class	250

	5,516

Cost of shares redeemed:
Initial Class	(5)
Service Class	—

	(5)

Net increase in net assets from capital shares transactions	5,511

Net increase in net assets	5,568

Net assets:
Beginning of period	—

End of period	$5,568

Undistributed net investment income	$10

Share activity:
Shares issued:
Initial Class	523
Service Class	25

	548

Shares redeemed:
Initial Class	—	(a)
Service Class	—

	—	(a)

Net increase in shares outstanding:
Initial Class	523
Service Class	25

	548

(a)	Rounds to less than $1.

(b)	The Fund commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to June		May 1 to June
	30, 2009		30, 2009
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a)	0.03		0.04
Net realized and unrealized gain	0.14		0.12

Total operations	0.17		0.16

Net asset value
End of period	$10.17		$10.16

Total return(b)	1.70	%(c)	1.60	%(c)

Net assets end of period (000’s)	$5,314		$254
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00	%(e)	1.25	%(e)
Before reimbursement/fee waiver	1.72	%(e)	1.97	%(e)
Net investment income, to average net assets(f)	1.84	%(e)	2.65	%(e)
Portfolio turnover rate	53	%(c)	53	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Annualized

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Managed Income VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period from inception, May 1, 2009, to June 30, 2009 of less than $1 are included in net realized gain in the Statement of Operations.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. — (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
At the commencement of operations of this Fund and classes, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Initial Class	$254	4.56%
Service Class	254	4.56
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. — (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$5,820
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,553
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

8

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Hanlon Managed Income VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica Hanlon Managed Income VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Hanlon Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs. It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance. It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark. On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

9

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions. It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

10

Transamerica Jennison Growth VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, dividend expense on short sales, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Jennison Growth VP
Initial Class	$1,000.00	$1,138.00	$4.51	$1,020.58	$4.26	0.85%
Service Class	1,000.00	1,137.70	5.83	1,019.34	5.51	1.10

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	97.2%
Repurchase Agreement	3.7
Other Assets and Liabilities — net(a)	(0.9)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	61,900	$4,992
Auto Components - 0.2%
Johnson Controls, Inc.	32,300	702
Beverages - 2.2%
PepsiCo, Inc.	136,200	7,486
Biotechnology - 6.2%
Celgene Corp. ‡	139,800	6,688
Gilead Sciences, Inc. ‡	274,305	12,849
Vertex Pharmaceuticals, Inc. ‡	53,400	1,903
Capital Markets - 4.5%
Charles Schwab Corp.	308,100	5,404
Goldman Sachs Group, Inc.	69,300	10,218
Chemicals - 1.6%
Monsanto Co.	75,400	5,605
Communications Equipment - 9.5%
Cisco Systems, Inc. ‡	363,700	6,779
Qualcomm, Inc.	378,300	17,099
Research In Motion, Ltd. ‡	124,700	8,860
Computers & Peripherals - 6.8%
Apple, Inc. ‡	77,305	11,011
Hewlett-Packard Co.	155,200	5,998
International Business Machines Corp.	61,300	6,401
Diversified Financial Services - 1.1%
Bank of America Corp.	288,200	3,804
Electrical Equipment - 1.7%
First Solar, Inc. ‡	34,300	5,561
Energy Equipment & Services - 2.1%
Schlumberger, Ltd.	58,900	3,187
Weatherford International, Ltd. ‡	206,900	4,047
Food & Staples Retailing - 4.8%
Costco Wholesale Corp.	105,200	4,808
CVS Caremark Corp.	205,600	6,551
Wal-Mart Stores, Inc.	103,900	5,033
Food Products - 0.9%
Cadbury PLC ADR	7,900	272
Cadbury PLC	342,500	2,919
Health Care Equipment & Supplies - 4.8%
Alcon, Inc.	66,200	7,687
Baxter International, Inc.	165,400	8,760
Health Care Providers & Services - 2.4%
Medco Health Solutions, Inc. ‡	179,400	8,182
Hotels, Restaurants & Leisure - 0.5%
Starbucks Corp. ‡	115,400	1,603
Household Products - 1.5%
Colgate-Palmolive Co.	74,100	5,242
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. ‡	133,800	11,193
Internet Software & Services - 6.0%
Baidu, Inc. ADR ‡	13,300	4,004
Google, Inc. -Class A ‡	39,800	16,780
IT Services - 4.8%
Mastercard, Inc. -Class A	40,900	6,843
Visa, Inc. -Class A	155,300	9,669
Media - 1.4%
Walt Disney Co.	204,800	4,778
Multiline Retail - 1.4%
Kohl’s Corp. ‡	111,700	4,775
Oil, Gas & Consumable Fuels - 7.3%
Occidental Petroleum Corp.	126,000	8,293
Petroleo Brasileiro SA ADR	119,500	4,897
Southwestern Energy Co. ‡	151,800	5,897
Suncor Energy, Inc.	82,200	2,494
XTO Energy, Inc.	91,300	3,482
Pharmaceuticals - 7.2%
Abbott Laboratories	94,200	4,431
Mylan, Inc. ‡	151,300	1,974
Roche Holding AG ADR	153,000	5,219
Shire PLC ADR	64,870	2,691
Teva Pharmaceutical Industries, Ltd. ADR	212,100	10,465
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	104,300	2,585
Applied Materials, Inc.	357,900	3,926
Intel Corp.	463,760	7,675
Software - 7.0%
Adobe Systems, Inc. ‡	240,300	6,800
Microsoft Corp.	290,500	6,905
Oracle Corp.	264,900	5,674
Salesforce.com, Inc. ‡	41,100	1,569
SAP AG ADR	82,600	3,320
Specialty Retail - 0.6%
Staples, Inc.	66,700	1,346
Tiffany & Co.	30,804	781
Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	54,360	1,461
Nike, Inc. -Class B	100,860	5,223

Total Common Stocks (cost $319,545)		334,801

	Principal
REPURCHASE AGREEMENT - 3.7%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $12,740 on 07/01/2009 •	$12,740	12,740

Total Repurchase Agreement (cost $12,740)

Total Investment Securities (cost $332,285) #		347,541
Other Assets and Liabilities — Net		(3,247)

Net Assets		$344,294

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Obligation with a zero coupon interest rate, a maturity date of 12/03/2009, and with a market value plus accrued interest of $12,999.

#	Aggregate cost for federal income tax purposes is $332,285. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $23,764 and $8,508, respectively. Net unrealized appreciation for tax purposes is $15,256.
The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)
DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$31,862	$—	$—	$31,862
Equities — Consumer Staples	32,311	—	—	32,311
Equities — Energy	32,297	—	—	32,297
Equities — Financials	19,426	—	—	19,426
Equities — Health Care	70,849	—	—	70,849
Equities — Industrials	10,553	—	—	10,553
Equities — Information Technology	131,898	—	—	131,898
Equities — Materials	5,605	—	—	5,605
Cash & Cash Equivalent — Repurchase Agreement	—	12,740	—	12,740

Total	$334,801	$12,740	$—	$347,541

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $319,545)	$334,801
Repurchase agreement, at value (cost: $12,740)	12,740
Receivables:
Investment securities sold	2,852
Shares sold	357
Dividends	171
Dividend reclaims	62

350,983

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	6,369
Shares redeemed	56
Management and advisory fees	235
Administration fees	6
Printing fees	2
Other	21

6,689

Net assets	$344,294

Net assets consist of:
Capital stock ($.01 par value)	$605
Additional paid-in capital	371,070
Undistributed net investment income	1,050
Accumulated net realized loss from investment securities and foreign currency transactions	(43,687)
Net unrealized appreciation (depreciation) on:
Investment securities	15,256

Net assets	$344,294

Net assets by class:
Initial Class	$343,417
Service Class	877
Shares outstanding:
Initial Class	60,330
Service Class	156
Net asset value and offering price per share:
Initial Class	$5.69
Service Class	5.62
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $54)	$1,527

1,527

Expenses:
Management and advisory	981
Printing and shareholder reports	2
Custody	16
Administration	25
Legal	4
Audit and tax	11
Trustees	4
Transfer agent	3
Distribution and service:
Service Class	1
Other	2

Total expenses	1,049

Net investment income	478

Net realized gain (loss) on transactions from:
Investment securities	(14,092)
Foreign currency transactions	(14)

(14,106)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	51,510
Translation of assets and liabilities denominated in foreign currencies	(2)

Change in unrealized appreciation (depreciation)	51,508

Net realized and unrealized gain	37,402

Net increase in net assets resulting from operations	$37,880

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$478	$562
Net realized loss from investment securities and foreign currency transactions	(14,106)	(29,528)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	51,508	(61,959)

Net increase (decrease) in net assets resulting from operations	37,880	(90,925)

Distributions to shareholders:
From net investment income:
Initial Class	—	(233)

	—	(233)

From net realized gains:
Initial Class	—	(8,861)
Service Class	—	(36)

	—	(8,897)

Total distributions to shareholders	—	(9,130)

Capital share transactions:
Proceeds from shares sold:
Initial Class	115,425	131,140
Service Class	287	376

	115,712	131,516

Dividends and distributions reinvested:
Initial Class	—	9,094
Service Class	—	36

	—	9,130

Cost of shares redeemed:
Initial Class	(2,417)	(9,831)
Service Class	(199)	(512)

	(2,616)	(10,343)

Net increase in net assets from capital shares transactions	113,096	130,303

Net increase in net assets	150,976	30,248

Net assets:
Beginning of period/year	193,318	163,070

End of period/year	$344,294	$193,318

Undistributed net investment income	$1,050	$572

Share activity:
Shares issued:
Initial Class	22,295	19,110
Service Class	55	63

	22,350	19,173

Shares issued-reinvested from distributions:
Initial Class	—	1,276
Service Class	—	5

	—	1,281

Shares redeemed:
Initial Class	(470)	(1,497)
Service Class	(39)	(78)

	(509)	(1,575)

Net increase (decrease) in shares outstanding:
Initial Class	21,825	18,889
Service Class	16	(10)

	21,841	18,879

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$5.00		$8.25	$7.86	$8.55	$8.01	$7.34
Investment operations
Net investment income (loss)(a)	0.01		0.02	0.01	0.01	(0.01)	0.01
Net realized and unrealized gain (loss)	0.68		(2.99)	0.86	0.08	1.07	0.66

Total operations	0.69		(2.97)	0.87	0.09	1.06	0.67

Distributions
From net investment income	—		(0.01)	(0.01)	—	(0.02)	—
From net realized gains	—		(0.27)	(0.47)	(0.78)	(0.50)	—

Total distributions	—		(0.28)	(0.48)	(0.78)	(0.52)	—

Net asset value
End of period/year	$5.69		$5.00	$8.25	$7.86	$8.55	$8.01

Total return(b)	13.80	%(c)	(37.01)%	11.51%	1.96%	13.79%	9.13%
Net assets end of period/year (000’s)	$343,417		$192,623	$161,847	$145,174	$152,630	$128,235
Ratio and supplemental data
Expenses to average net assets	0.85	%(d)	0.86%	0.86%	0.87%	0.87%	0.90%
Net investment income (loss), to average net assets	0.39	%(d)	0.29%	0.16%	0.07%	(0.14)%	0.19%
Portfolio turnover rate	35	%(c)	74%	72%	78%	67%	68%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$4.94		$8.16	$7.79	$8.51	$7.98	$7.33
Investment operations
Net investment income (loss)(a)	—	(e)	— (e)	(0.01)	(0.02)	(0.03)	0.09
Net realized and unrealized gain (loss)	0.68		(2.95)	0.85	0.08	1.06	0.56

Total operations	0.68		(2.95)	0.84	0.06	1.03	0.65

Distributions
From net investment income	—		—	—	—	— (e)	—
From net realized gains	—		(0.27)	(0.47)	(0.78)	(0.50)	—

Total distributions	—		(0.27)	(0.47)	(0.78)	(0.50)	—

Net asset value
End of period/year	$5.62		$4.94	$8.16	$7.79	$8.51	$7.98

Total return(b)	13.77	%(c)	(37.11)%	11.28%	1.60%	13.52%	8.87%
Net assets end of period/year (000’s)	$877		$695	$1,223	$838	$469	$876
Ratio and supplemental data
Expenses to average net assets	1.10	%(d)	1.11%	1.11%	1.12%	1.12%	1.17%
Net investment income (loss), to average net assets	0.11	%(d)	0.01%	(0.13)%	(0.21)%	(0.41)%	1.23%
Portfolio turnover rate	35	%(c)	74%	72%	78%	67%	68%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(e)	Rounds to less than ($0.01) or $0.01.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $22 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$33,812	9.82%

Transamerica Asset Allocation-Growth VP	53,256	15.47

Transamerica Asset Allocation-Moderate VP	70,117	20.37

Transamerica Asset Allocation-Moderate Growth VP	165,063	47.94

Transamerica BlackRock Tactical Allocation VP	136	0.04

Total	$322,384	93.64%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion	0.65%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.94% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Institutional Funds Group or Transamerica Institutional Asset Allocation Funds, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$192,927
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	85,789
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP with and into the Fund. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

11

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Jennison Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Jennison Associates, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe the past 1- and 5-year periods and in line with the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were in line with the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

12

Transamerica JPMorgan Core Bond VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,042.70	$2.89	$1,021.97	$2.86	0.57%
Service Class	1,000.00	1,042.10	4.15	1,020.73	4.11	0.82

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
U.S. Government Agency Obligations	54.6%
Corporate Debt Securities	16.8
U.S. Government Obligations	15.1
Mortgage-Backed Securities	10.8
Asset-Backed Securities	1.2
Foreign Government Obligations	0.2
Repurchase Agreement	0.2
Convertible Bond	0.2
Municipal Government Obligation	0.1
Other Assets and Liabilities — net(a)	0.8

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 15.1%
U.S. Treasury Bond
7.25%, 08/15/2022	$200	$263
8.50%, 02/15/2020	315	443
8.75%, 08/15/2020	500	716
U.S. Treasury Note
7.25%, 05/15/2016	1,050	1,316
7.50%, 11/15/2016	3,550	4,528
8.75%, 05/15/2017	300	411
8.88%, 08/15/2017	1,100	1,520
9.25%, 02/15/2016	400	548
9.88%, 11/15/2015	300	419
11.25%, 02/15/2015	250	360
U.S. Treasury STRIPS
Zero Coupon, 08/15/2012	20,505	16,043
Zero Coupon, 02/15/2019	445	263

Total U.S. Government Obligations (cost $24,858)		26,830

U.S. GOVERNMENT AGENCY OBLIGATIONS - 54.6%
Fannie Mae STRIPS
01/01/2033 PO	123	108
Fannie Mae
01/25/2019 - 11/25/2036 PO	3,865	3,411
0.66%, 04/25/2035 - 08/25/2036 *	474	457
0.97%, 08/25/2042 IO	1,727	38
3.81%, 01/01/2036 *	232	236
4.00%, 07/01/2018 - 07/25/2033	810	760
4.50%, 08/01/2018 - 08/25/2033	6,957	7,197
4.83%, 01/01/2035 *	201	205
5.00%, 03/25/2023 IO	716	66
5.00%, 12/01/2016 - 07/25/2023	4,370	4,574
5.35%, 01/01/2038 *	691	720
5.50%, 05/25/2033 IO	257	11
5.50%, 06/01/2012 - 12/25/2035	2,854	2,972
5.54%, 09/25/2038 - 09/25/2038 * IO	2,216	167
5.60%, 02/25/2038 *IO	1,680	130
5.75%, 06/25/2033	750	795
5.79%, 06/25/2037 *IO	1,083	92
5.89%, 03/25/2038 *IO	852	84
6.00%, 08/01/2014 - 08/25/2037	3,389	3,584
6.19%, 06/25/2023 * IO	485	37
6.23%, 09/25/2037 * IO	385	32
6.24%, 02/25/2039 * IO	917	75
6.27%, 06/25/2036 * IO	485	46
6.50%, 05/25/2033 IO	249	36
6.50%, 03/01/2017 - 05/25/2044	2,875	3,066
6.60%, 01/25/2038 IO	796	60
6.79%, 07/25/2023	829	898
6.84%, 07/25/2037 * IO	797	98
7.00%, 06/25/2033 IO	223	27
7.00%, 09/01/2017 - 06/25/2033	1,510	1,624
7.06%, 08/25/2033 *	221	182
7.50%, 12/25/2042	158	171
8.00%, 07/01/2009 - 06/01/2039	758	826
8.60%, 03/25/2034 *	165	131
9.00%, 10/01/2019 - 06/01/2025	140	153
9.50%, 06/25/2018	150	168
10.00%, 03/25/2032 *	39	42
10.69%, 07/25/2035 *	194	170
11.98%, 09/25/2033 *	108	115
12.98%, 07/25/2033 *	291	280
13.37%, 03/25/2038 *	125	133
13.91%, 12/25/2032 *	109	111
14.09%, 12/25/2031 *	164	168
14.86%, 11/25/2031 *	211	230
15.64%, 05/25/2034 *	181	176
16.59%, 07/25/2035 *	361	386
18.66%, 04/25/2034 - 05/25/2034 *	968	1,061
18.94%, 08/25/2032 *	199	214
22.75%, 05/25/2034 *	73	84
23.42%, 03/25/2036 *	181	217
24.17%, 02/25/2032 *	51	60
24.95%, 10/25/2036 *	99	123
25.31%, 12/25/2036 *	112	139
Federal Home Loan Bank
4.72%, 09/20/2012	325	338
Freddie Mac
03/15/2019 - 07/15/2036 * PO	3,734	3,117
0.76%, 02/15/2037 *	198	195
1.00%, 10/15/2035 - 05/15/2036 * PO	286	243
1.34%, 09/15/2011 IO	2,171	35
1.42%, 09/15/2012 IO	1,163	25
4.00%, 05/01/2019 - 03/15/2032	1,318	1,335
4.04%, 09/01/2034 *	185	186
4.50%, 12/15/2018	1,000	1,045
5.00%, 09/15/2035 IO	644	108
5.00%, 07/15/2014 - 03/15/2026	2,920	3,023
5.50%, 07/15/2024 IO	238	25
5.50%, 09/15/2013 - 12/15/2022	2,612	2,736
5.54%, 05/01/2036 *	596	615
5.68%, 11/01/2036 *	318	331
5.68%, 01/15/2038 - 02/15/2039 * IO	1,991	151
5.88%, 06/15/2038 * IO	2,187	207
6.00%, 10/01/2036 *	276	287
6.00%, 02/15/2013 - 09/15/2036	6,192	6,533
6.01%, 06/01/2036 *	710	744
6.10%, 11/15/2037 * IO	780	69
6.27%, 02/01/2037 *	1,031	1,087
6.32%, 03/01/2037 *	470	498
6.38%, 03/15/2032	595	636
6.40%, 11/15/2023	222	238
6.48%, 04/15/2038 * IO	600	57
6.50%, 10/15/2013 - 02/25/2043	5,997	6,390
6.56%, 12/01/2036 *	319	334
6.66%, 10/01/2036 *	309	327
6.68%, 02/15/2033 * IO	803	44
6.71%, 07/01/2036 - 08/01/2036 *	908	950
6.78%, 03/13/2033 - 07/15/2036 * IO	2,117	132
6.92%, 10/15/2015 *	676	690
7.00%, 03/15/2024 - 02/25/2043	5,561	6,037
7.23%, 02/15/2033 * IO	524	30
7.25%, 09/15/2030 - 12/15/2030	932	991
7.38%, 07/15/2017 * IO	614	51
7.50%, 02/15/2023 - 08/25/2042	1,123	1,210
7.68%, 03/15/2032 * IO	212	22
The notes to the financial statements are an integral part of this report.

2

	Principal	Value
Freddie Mac (continued)
8.00%, 01/15/2030	$652	$699
8.50%, 09/15/2020	146	157
8.52%, 10/15/2033 - 11/15/2033 *	362	314
8.60%, 01/15/2034 - 04/15/2034 *	868	700
9.73%, 07/15/2032 *	323	325
11.36%, 11/15/2033 *	200	168
11.36%, 09/15/2033 - 02/15/2034 *	249	217
11.66%, 04/15/2034 *	554	535
12.65%, 07/15/2033 *	335	338
13.56%, 05/15/2030 *	208	219
14.17%, 09/15/2033 *	123	126
17.93%, 11/15/2035 *	3	3
23.32%, 06/15/2034 *	341	406
Ginnie Mae
03/16/2033 - 03/20/2037 PO	720	584
5.00%, 04/16/2023	1,000	1,042
5.39%, 12/20/2038 * IO	722	42
5.50%, 12/20/2013	483	512
5.50%, 01/20/2032 - 10/16/2037 IO	1,338	160
5.69%, 11/20/2037 * IO	1,126	73
5.76%, 06/20/2039 * IO	1,000	66
5.78%, 02/16/2039 * IO	782	52
5.79%, 10/20/2034 * IO	739	54
5.89%, 05/20/2037 * IO	553	38
5.96%, 04/20/2039 * IO	981	74
5.99%, 09/20/2035 - 03/20/2039 * IO	1,950	162
6.04%, 03/20/2039 * IO	990	75
6.08%, 05/16/2038 * IO	968	117
6.15%, 06/16/2037 * IO	928	77
6.18%, 03/16/2034 * IO	1,812	124
6.19%, 10/20/2037 * IO	570	40
6.24%, 12/20/2037 * IO	566	35
6.39%, 07/20/2036 * IO	869	66
6.44%, 11/20/2033 - 07/20/2037 * IO	1,785	157
6.46%, 08/20/2037 * IO	1,339	130
6.49%, 04/16/2037 * IO	364	35
6.50%, 03/20/2039 IO	469	59
6.50%, 03/15/2023 - 06/20/2033	7,175	7,696
6.59%, 03/20/2038 * IO	630	57
6.64%, 10/20/2032 * IO	500	62
7.00%, 07/15/2017 - 10/20/2031	445	466
7.33%, 11/20/2030	56	59
7.50%, 09/15/2009 - 09/20/2030	393	426
7.63%, 04/16/2032 * IO	332	39
8.00%, 01/15/2016 - 06/20/2030	276	301
8.50%, 02/16/2030	636	707
9.00%, 05/16/2027	42	45
12.77%, 10/20/2037 *	363	383
15.67%, 06/17/2035 *	163	172
16.02%, 05/18/2034 *	159	179
18.79%, 04/16/2034 *	147	160
19.26%, 09/20/2037 *	179	198
27.92%, 09/20/2034 *	193	217
31.14%, 04/20/2031 *	43	57

Total U.S. Government Agency Obligations (cost $93,955)		97,223

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
United Mexican States
6.38%, 01/16/2013	75	81
7.50%, 04/08/2033	300	329

Total Foreign Government Obligations (cost $370)		410

MORTGAGE-BACKED SECURITIES - 10.8%
ASG Resecuritization Trust
Series 2009-1, Class A60
5.62%, 06/26/2037 -144A *	472	434
Series 2009-2, Class A55
5.85%, 05/24/2036 -144A	248	232
Series 2009-4, Class A60
6.00%, 06/28/2037 -144A	505	476
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class ASB
5.35%, 09/10/2047	150	144
Banc of America Funding Corp.
Series 2004-1, Class PO
03/25/2034 PO	119	60
Series 2005-7, Class 30PO
11/25/2035 PO	234	122
Series 2005-8, Class 30PO
01/25/2036 PO	80	42
Banc of America Mortgage Securities, Inc.
Series 2004-E, Class 2A5
4.17%, 06/25/2034 *	357	334
Bear Stearns Adjustable Rate Mortgage Trust
Series 2006-1, Class A1
4.63%, 02/25/2036 *	407	286
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	488	396
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 -144A	4,000	3,961
Countrywide Alternative Loan Trust
Series 2003-J1, Class PO
10/25/2033 PO	145	93
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	200	145
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	341	190
Series 2005-20CB, Class 3A8
4.44%, 07/25/2035 * IO	1,000	65
Series 2005-22T1, Class A2
4.76%, 06/25/2035 * IO	2,639	141
Series 2005-26CB, Class A10
12.48%, 07/25/2035 *	60	51
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	500	289
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	200	138
Series 2005-J1, Class 1A4
4.79%, 02/25/2035 * IO	1,375	74
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-7, Class 2A1
3.42%, 06/25/2034 *	103	89
Series 2004-8, Class 2A1
4.50%, 06/25/2019	288	279
The notes to the financial statements are an integral part of this report.

3

	Principal	Value
Countrywide Home Loan Mortgage Pass-Through Trust (continued)
Series 2004-HYB1, Class 2A
5.02%, 05/20/2034	$97	$66
Series 2005-22, Class 2A1
5.23%, 11/25/2035 *	597	355
Credit-Based Asset Servicing and Securitization LLC
Series 2006-CB1, Class AF2
5.23%, 01/25/2036	54	34
CS First Boston Mortgage Securities Corp.
Series 2002-34, Class 3P
01/25/2033 PO	202	181
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A1
4.92%, 02/25/2035 *	154	135
GE Capital Commercial Mortgage Corp.
Series 2001-2, Class B
6.44%, 08/11/2033	3,000	2,985
GMAC Mortgage Corp. Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	240	229
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.66%, 03/25/2035 -144A *	445	405
GSR Mortgage Loan Trust
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	332	233
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	205	73
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	500	285
IndyMac Index Mortgage Loan Trust
Series 2005-AR11, Class A7
0.58%, 08/25/2035 * IO	2,081	22
Master Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
4.37%, 04/21/2034 *	207	181
Series 2004-3, Class 4A2
3.81%, 04/25/2034	107	91
Master Alternative Loans Trust
Series 2004-10, Class 1A1
4.50%, 09/25/2019	298	259
Master Asset Securitization Trust
Series 2003-4, Class 2A2
5.00%, 05/25/2018	54	54
Master Resecuritization Trust
Series 2005-PO, Class 3 PO
05/28/2035 -144A PO	620	331
Merrill Lynch Mortgage Trust
Series 2005-MCP1, Class ASB
4.67%, 06/12/2043	300	290
Mortgage IT Trust
Series 2005-1, Class 1A1
0.63%, 02/25/2035 *	114	70
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	57	54
Series 2003-A1, Class A5
7.00%, 04/25/2033	20	18
PHH Alternative Mortgage Trust
Series 2007-2, Class 2X
6.00%, 05/25/2037 IO	696	89
Residential Accredit Loans, Inc.
Series 2002-QS16, Class A3
15.97%, 10/25/2017 *	65	57
Series 2003-QS19, Class A1
5.75%, 10/25/2033	265	247
Series 2003-QS3, Class A2
15.81%, 02/25/2018 *	56	47
Residential Funding Mortgage Securities I
Series 2004-S6, Class 2A6
06/25/2034 PO	118	65
Structured Asset Securities Corp.
Series 2003-21, Class 1A3
5.50%, 07/25/2033	151	151
Series 2003-29, Class 1A1
4.75%, 09/25/2018	992	987
Series 2005-6, Class 4A1
5.00%, 05/25/2035	108	85
Series 2005-6, Class 5A8
13.27%, 05/25/2035 *	123	126
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
6.10%, 08/15/2039	50	47
Vendee Mortgage Trust
Series 1997-1, Class 2Z
7.50%, 02/15/2027	1,070	1,214
Washington Mutual Mortgage Pass-Through Certificates
Series 2002-S7, Class 2P
11/25/2017 PO	197	173
Series 2003-S11, Class 2A5
16.19%, 11/25/2033 *	106	99
Series 2004-AR3, Class A2
3.14%, 06/25/2034	105	92
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-2, Class 1A4
4.74%, 04/25/2035 *IO	1,778	118
Series 2005-3, Class CX
5.50%, 05/25/2035 IO	583	65
Series 2005-4, Class CB7
5.50%, 06/25/2035	500	327
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS7, Class P
03/25/2033 PO	127	83
Wells Fargo Mortgage Backed Securities Trust
Series 2004-7, Class 2A2
5.00%, 07/25/2019	250	246
Series 2004-BB, Class A4
4.55%, 01/25/2035 *	341	302
Series 2004-EE, Class 3A1
4.49%, 12/25/2034 *	158	146

Total Mortgage-Backed Securities (cost $20,588)		19,158

ASSET-BACKED SECURITIES - 1.2%
AmeriCredit Automobile Receivables Trust
Series 2007-CM, Class A3B
0.33%, 05/07/2012 *	37	37
Series 2008-AF, Class A3
5.68%, 12/12/2012	50	49
ASG Resecuritization Trust
Series 2009-3, Class A65
Zero Coupon, 04/01/2039	500	451
The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Captiva CBO
Series 1997-1, Class 1997-1
6.86%, 11/30/2009 -144A Ә §	$394	$366
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-6, Class 1A7
4.28%, 09/25/2033	211	171
CNH Equipment Trust
Series 2009-A, Class A3
5.28%, 11/15/2012	100	104
Ford Credit Auto Owner Trust
Series 2009-B, Class A3
2.79%, 08/15/2013 - 07/15/2014	275	275
Household Credit Card Master Note Trust I
Series 2006-1, Class A
5.10%, 06/15/2012	150	150
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/2013	140	141
MBNA Credit Card Master Note Trust
Series 2003-C1, Class C1
2.02%, 06/15/2012 *	150	147
MBNA Master Credit Card Trust
Series 1999-J, Class C
7.85%, 02/15/2012 -144A	300	301

Total Asset-Backed Securities (cost $2,259)		2,192

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
State of Illinois
5.10%, 06/01/2033	200	178
Total Municipal Government Obligation (cost $200)

CORPORATE DEBT SECURITIES - 16.8%
Aerospace & Defense - 0.6%
Northrop Grumman Systems Corp.
7.75%, 03/01/2016	75	86
Systems 2001 AT LLC
6.66%, 09/15/2013 -144A	847	848
Air Freight & Logistics - 0.0%
United Parcel Service, Inc.
5.50%, 01/15/2018	50	53
Airlines - 0.0%
Continental Airlines, Inc.
7.49%, 10/02/2010	50	48
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019 -144A	65	71
Coca-Cola Co.
3.63%, 03/15/2014	50	51
4.88%, 03/15/2019	65	67
Coca-Cola Enterprises, Inc.
8.50%, 02/01/2012	50	58
Diageo Capital PLC
7.38%, 01/15/2014	25	28
FBG Finance, Ltd.
5.13%, 06/15/2015 -144A	75	70
PepsiCo, Inc.
7.90%, 11/01/2018	25	30
Biotechnology - 0.0%
Amgen, Inc.
5.70%, 02/01/2019	50	53
Capital Markets - 1.8%
Bank of New York Mellon Corp.
5.13%, 08/27/2013	35	37
Goldman Sachs Group, Inc.
5.95%, 01/18/2018	70	68
6.15%, 04/01/2018	100	97
6.25%, 09/01/2017	175	173
6.60%, 01/15/2012	50	53
6.88%, 01/15/2011	850	900
7.50%, 02/15/2019	160	171
Lehman Brothers Holdings, Inc.
7.88%, 08/15/2010 Џ	1,000	148
Morgan Stanley
4.25%, 05/15/2010	300	303
4.75%, 04/01/2014	145	137
6.60%, 04/01/2012	250	265
6.75%, 04/15/2011	400	419
Northern Trust Corp.
5.50%, 08/15/2013	23	24
State Street Corp.
7.65%, 06/15/2010	300	308
UBS AG
5.75%, 04/25/2018	100	91
Chemicals - 0.3%
Dow Chemical Co.
6.13%, 02/01/2011	260	266
E.I. duPont de Nemours & Co.
6.00%, 07/15/2018	150	162
Monsanto Co.
7.38%, 08/15/2012	100	114
Potash Corp. of Saskatchewan, Inc.
4.88%, 03/01/2013	40	41
PPG Industries, Inc.
5.75%, 03/15/2013	35	36
Praxair, Inc.
4.38%, 03/31/2014	75	78
Commercial Banks - 1.0%
Andina de Fomento Corp.
5.20%, 05/21/2013	100	100
BB&T Corp.
6.85%, 04/30/2019	75	78
Credit Suisse, Inc.
4.88%, 01/15/2015	300	301
KeyCorp
6.50%, 05/14/2013	50	50
National City Bank
1.21%, 01/21/2010 *	75	74
PNC Funding Corp.
5.25%, 11/15/2015	50	48
SunTrust Banks, Inc.
6.38%, 04/01/2011	250	255
Wachovia Bank NA
7.80%, 08/18/2010	250	260
Wachovia Corp.
5.50%, 05/01/2013	220	227
5.75%, 02/01/2018	325	320
Communications Equipment - 0.0%
Cisco Systems, Inc.
5.50%, 02/22/2016	50	53
Computers & Peripherals - 0.3%
Hewlett-Packard Co.
2.95%, 08/15/2012	40	40
4.75%, 06/02/2014	50	52
5.40%, 03/01/2017	50	52
6.13%, 03/01/2014	100	110
The notes to the financial statements are an integral part of this report.

5

	Principal	Value
Computers & Peripherals (continued)
International Business Machines Corp.
6.22%, 08/01/2027	$250	$258
Consumer Finance - 0.8%
American Express Credit Corp.
5.88%, 05/02/2013	145	144
American General Finance Corp.
5.38%, 10/01/2012	100	59
Capital One Financial Corp.
5.70%, 09/15/2011	20	20
6.25%, 11/15/2013	75	74
HSBC Finance Corp.
5.25%, 01/15/2014	100	98
6.38%, 10/15/2011	760	777
SLM Corp.
4.00%, 01/15/2010	175	170
Diversified Financial Services - 4.8%
Allstate Life Global Funding Trust
5.38%, 04/30/2013	70	72
ASIF Global Financing XIX
4.90%, 01/17/2013 -144A	500	425
Bank of America Corp.
7.38%, 05/15/2014	100	103
7.40%, 01/15/2011	1,000	1,027
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	50	53
BP Capital Markets PLC
3.13%, 03/10/2012	50	51
5.25%, 11/07/2013	150	161
Caterpillar Financial Services Corp.
4.90%, 08/15/2013	100	100
6.20%, 09/30/2013	125	132
7.05%, 10/01/2018	125	132
CIT Group, Inc.
5.00%, 02/13/2014	30	18
Citigroup, Inc.
5.50%, 04/11/2013	50	47
5.63%, 08/27/2012	400	374
6.00%, 08/15/2017	300	262
8.50%, 05/22/2019	50	51
CME Group, Inc.
5.40%, 08/01/2013	250	263
Credit Suisse USA, Inc.
5.13%, 01/15/2014	125	127
General Electric Capital Corp.
4.63%, 09/15/2009	500	503
5.63%, 05/01/2018	500	473
5.88%, 02/15/2012	520	543
5.90%, 05/13/2014	150	153
6.00%, 06/15/2012	1,020	1,072
6.13%, 02/22/2011	500	524
International Lease Finance Corp.
5.88%, 05/01/2013	75	57
John Deere Capital Corp.
5.25%, 10/01/2012	75	79
John Hancock Global Funding II
7.90%, 07/02/2010 -144A	300	308
MassMutual Global Funding II
3.50%, 03/15/2010 -144A	150	148
Merrill Lynch & Co., Inc.
4.79%, 08/04/2010	100	101
5.45%, 07/15/2014	235	225
6.15%, 04/25/2013	170	170
6.40%, 08/28/2017	120	106
6.88%, 04/25/2018	60	56
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/2014	75	77
Principal Life Global Funding I
5.05%, 03/15/2015 -144A	100	91
6.25%, 02/15/2012 -144A	350	352
Textron Financial Corp.
5.13%, 02/03/2011	80	73
5.40%, 04/28/2013	40	33
Diversified Telecommunication Services - 1.5%
AT&T, Inc.
4.95%, 01/15/2013	210	218
5.10%, 09/15/2014	45	47
5.50%, 02/01/2018	75	75
5.60%, 05/15/2018	75	75
5.88%, 02/01/2012	150	160
BellSouth Corp.
5.20%, 09/15/2014	5	5
6.00%, 10/15/2011	250	268
British Telecommunications PLC
8.63%, 12/15/2010 Ђ	50	53
9.63%, 12/15/2030 Ђ	150	166
Cisco Systems, Inc.
5.90%, 02/15/2039	50	49
Deutsche Telekom International Finance BV
4.88%, 07/08/2014	75	75
France Telecom SA
7.75%, 03/01/2011 Ђ	200	216
NYNEX Capital Funding Co.
8.23%, 10/15/2009 Ђ	400	408
NYNEX Corp.
9.55%, 05/01/2010	36	36
Telecom Italia Capital SA
4.95%, 09/30/2014	100	96
5.25%, 11/15/2013	60	59
Telefonica Emisiones SAU
5.86%, 02/04/2013	100	105
5.88%, 07/15/2019	40	41
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	400	436
Electric Utilities - 1.2%
CenterPoint Energy Houston Electric LLC
5.75%, 01/15/2014	60	61
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50	56
Columbus Southern Power Co.
6.05%, 05/01/2018	30	31
Duke Energy Corp.
5.63%, 11/30/2012	100	107
6.25%, 01/15/2012	100	108
Duke Energy Indiana, Inc.
6.35%, 08/15/2038	80	88
Exelon Generation Co. LLC
6.95%, 06/15/2011	250	266
The notes to the financial statements are an integral part of this report.

6

	Principal	Value
Electric Utilities (continued)
FirstEnergy Corp.
7.38%, 11/15/2031	$25	$24
Florida Power & Light Co.
5.95%, 02/01/2038	50	53
Florida Power Corp.
4.80%, 03/01/2013	50	52
FPL Group Capital, Inc.
6.00%, 03/01/2019	25	27
7.88%, 12/15/2015	30	36
Indiana Michigan Power Co.
7.00%, 03/15/2019	30	32
Jersey Central Power & Light Co.
7.35%, 02/01/2019	15	16
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	90	99
Ohio Power Co.
5.75%, 09/01/2013	100	105
Oncor Electric Delivery Co.
5.95%, 09/01/2013	20	21
PECO Energy Co.
5.35%, 03/01/2018	50	51
PG&E Corp.
5.75%, 04/01/2014	100	107
PSEG Power LLC
7.75%, 04/15/2011	115	123
Public Service Co. of Colorado
5.80%, 08/01/2018	20	22
6.50%, 08/01/2038	45	51
Public Service Electric & Gas Co.
5.30%, 05/01/2018	30	31
6.33%, 11/01/2013	60	66
Southern California Edison Co.
4.15%, 09/15/2014	25	25
5.50%, 08/15/2018	65	69
6.05%, 03/15/2039	60	64
Southern Co.
4.15%, 05/15/2014	85	85
Virginia Electric And Power Co.
5.40%, 04/30/2018	100	104
Wisconsin Electric Power Co.
6.00%, 04/01/2014	35	38
Energy Equipment & Services - 0.0%
Waste Management, Inc.
7.38%, 03/11/2019	35	38
Food & Staples Retailing - 0.1%
Kroger Co.
8.05%, 02/01/2010	200	206
Food Products - 0.3%
Bunge NA Finance, LP
5.90%, 04/01/2017	16	15
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	15	15
General Mills, Inc.
6.00%, 02/15/2012	25	27
Kellogg Co.
4.25%, 03/06/2013	80	82
Kraft Foods, Inc.
6.13%, 02/01/2018	100	104
6.75%, 02/19/2014	50	55
6.88%, 02/01/2038	50	53
7.00%, 08/11/2037	75	79
Gas Utilities - 0.1%
KeySpan Gas East Corp.
7.88%, 02/01/2010	100	103
Schlumberger Technology Corp.
6.50%, 04/15/2012 -144A	50	53
Southern California Gas Co.
4.80%, 10/01/2012	100	106
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc.
4.00%, 03/01/2014	25	25
Health Care Providers & Services - 0.0%
WellPoint, Inc.
5.88%, 06/15/2017	13	13
7.00%, 02/15/2019	9	9
Household Products - 0.0%
Kimberly-Clark Corp.
7.50%, 11/01/2018	15	18
Insurance - 0.5%
Berkshire Hathaway Finance Corp.
4.00%, 04/15/2012 -144A	100	103
4.60%, 05/15/2013	100	104
Jackson National Life Global Funding
5.38%, 05/08/2013 -144A	100	96
Metropolitan Life Global Funding I
5.13%, 04/10/2013 -144A	100	102
Pricoa Global Funding I
5.45%, 06/11/2014 -144A	150	150
Protective Life Secured Trusts
4.00%, 04/01/2011	250	247
Travelers Cos., Inc.
5.80%, 05/15/2018	50	51
Travelers Life & Annunity Global Funding I
5.13%, 08/15/2014 -144A	100	90
IT Services - 0.0%
Electronic Data Systems Corp.
6.00%, 08/01/2013 Ђ	50	55
Machinery - 0.0%
Ingersoll-Rand Co. Ltd.
6.39%, 11/15/2027	25	25
PACCAR, Inc.
6.38%, 02/15/2012	15	16
Parker Hannifin Corp.
5.50%, 05/15/2018	20	20
Media - 1.6%
Comcast Cable Holdings LLC
9.80%, 02/01/2012	500	563
Comcast Corp.
5.50%, 03/15/2011	250	260
6.50%, 01/15/2017	50	53
COX Communications, Inc.
6.75%, 03/15/2011	1,000	1,054
Historic TW, Inc.
9.15%, 02/01/2023	500	542
News America Holdings, Inc.
8.88%, 04/26/2023	80	77
Thomson Reuters Corp.
5.95%, 07/15/2013	35	36
Viacom, Inc.
6.25%, 04/30/2016	50	49
Metals & Mining - 0.1%
Alcoa, Inc.
5.55%, 02/01/2017	60	51
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	50	53
The notes to the financial statements are an integral part of this report.

7

	Principal	Value
Multiline Retail - 0.1%
Kohl’s Corp.
6.25%, 12/15/2017	$15	$15
Target Corp.
6.00%, 01/15/2018	100	106
Multi-Utilities - 0.1%
Dominion Resources, Inc.
6.25%, 06/30/2012	144	154
Sempra Energy
6.50%, 06/01/2016	50	52
8.90%, 11/15/2013	50	56
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.
5.75%, 06/15/2014	50	51
8.70%, 03/15/2019	80	90
Atmos Energy Corp.
8.50%, 03/15/2019	35	41
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	25	26
Carolina Power & Light Co.
5.30%, 01/15/2019	50	52
Conoco Funding Co.
7.25%, 10/15/2031	50	55
ConocoPhillips
5.63%, 10/15/2016	100	106
5.75%, 02/01/2019	75	79
Halliburton Co.
7.45%, 09/15/2039	100	117
Marathon Oil Corp.
8.38%, 05/01/2012	150	164
Shell International Finance BV
6.38%, 12/15/2038	100	109
Spectra Energy Capital LLC
5.50%, 03/01/2014	125	125
Talisman Energy, Inc.
7.75%, 06/01/2019	10	11
Transcanada Pipelines, Ltd.
4.00%, 06/15/2013	50	50
Pharmaceuticals - 0.1%
AstraZeneca PLC
5.40%, 06/01/2014	50	54
Eli Lilly & Co.
3.55%, 03/06/2012	50	52
GlaxoSmithKline Capital, Inc.
4.38%, 04/15/2014	50	51
Real Estate Investment Trusts - 0.1%
Simon Property Group, LP
5.63%, 08/15/2014	50	48
6.10%, 05/01/2016	60	56
6.75%, 05/15/2014	30	30
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.
7.13%, 12/15/2010	200	211
Norfolk Southern Corp.
6.75%, 02/15/2011	50	53
Union Pacific Corp.
4.70%, 01/02/2024	92	84
5.65%, 05/01/2017	50	50
Software - 0.1%
Oracle Corp.
5.25%, 01/15/2016	30	31
5.75%, 04/15/2018	100	106
6.50%, 04/15/2038	30	32
Specialty Retail - 0.0%
Home Depot, Inc.
5.40%, 03/01/2016	85	85
Staples, Inc.
9.75%, 01/15/2014	45	50
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc.
4.00%, 03/22/2011	225	222
Transportation Infrastructure - 0.0%
CSX Corp.
6.30%, 03/15/2012	25	26
Water Utilities - 0.1%
American Water Capital Corp.
6.09%, 10/15/2017	100	96
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc.
7.88%, 03/01/2011	100	108
Vodafone Group PLC
5.00%, 09/15/2015	115	115

Total Corporate Debt Securities (cost $30,296)		29,939

CONVERTIBLE BOND - 0.2%
Diversified Financial Services - 0.2%
BA Covered Bond Issuer
5.50%, 06/14/2012 -144A	400	394
Total Convertible Bond (cost $398)

REPURCHASE AGREEMENT - 0.2%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $315 on 07/01/2009 •	315	315

Total Repurchase Agreement (cost $315)
Total Investment Securities (cost $173,239) #		176,639
Other Assets and Liabilities — Net		1,388

Net Assets		$178,027

The notes to the financial statements are an integral part of this report.

8

NOTES TO SCHEDULE OF INVESTMENTS:

PO	Principal Only.

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

IO	Interest Only.

Џ	In default.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

§	Illiquid. Investment securities aggregated to $366, or 0.21%, of the Fund’s net assets.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.62%, a maturity date of 03/01/2035, and with a market value plus accrued interest of $322.

#	Aggregate cost for federal income tax purposes is $173,239. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $7,754 and $4,354, respectively. Net unrealized appreciation for tax purposes is $3,400.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $9,807, or 5.51%, of the Fund’s net assets.
CBO	Collateralized Bond Obligation
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
STRIPS	Separate Trading of Registered Interest and Principal of Securities
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income — Asset-Backed Security	$—	$1,721	$470	$2,191
Fixed Income — Consumer Discretionary	—	3,187	—	3,187
Fixed Income — Consumer Staples	—	821	—	821
Fixed Income — Energy	—	1,076	—	1,076
Fixed Income — Financials	—	16,589	—	16,589
Fixed Income — Foreign Government Obligation	—	410	—	410
Fixed Income — Health Care	—	54	—	54
Fixed Income — Industrials	—	1,543	—	1,543
Fixed Income — Information Technology	—	789	—	789
Fixed Income — Materials	—	801	—	801
Fixed Income — Mortgage-Backed Security	—	19,158	—	19,158
Fixed Income — Municipal Government Obligation	—	178	—	178
Fixed Income — Telecommunication Services	—	2,941	—	2,941
Fixed Income — U.S. Government Agency Obligation	—	97,127	97	97,224
Fixed Income — U.S. Government Obligation	—	26,830	—	26,830
Fixed Income — Utilities	—	2,532	—	2,532
Cash & Cash Equivalent — Repurchase Agreement	—	315	—	315

Total	$—	$176,072	$567	$176,639

Level 3 Rollforward

			Accrued		Total Unrealized	Net Transfers
	Beginning Balance	Net Purchases/	Discounts/	Total Realized	Appreciation/	In/(Out) of Level	Ending Balance
Securities	at 6/30/2009	(Sales)	(Premiums)	Gain/(Loss)	(Depreciation)	3	at 6/30/2009
Fixed Income — Asset-Backed Security	$—	$100	$—	$—	$4	$366	$470
Fixed Income — U.S. Government Agency Obligation	$34	$66	$—	$(1)	$(2)	$—	$97

Total	$34	$166	$—	$(1)	$2	$366	$567

The notes to the financial statements are an integral part of this report.

9

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $172,924)	$176,324
Repurchase agreement, at value (cost: $315)	315
Receivables:
Investment securities sold	347
Shares sold	65
Interest	1,238

178,289

Liabilities:
Due to custodian	5
Accounts payable and accrued liabilities:
Investment securities purchased	56
Shares redeemed	58
Management and advisory fees	70
Distribution and service fees	4
Administration fees	3
Printing fees	29
Other	37

262

Net assets	$178,027

Net assets consist of:
Capital stock ($.01 par value)	$142
Additional paid-in capital	160,228
Undistributed net investment income	13,021
Undistributed net realized gain from investment securities	1,236
Net unrealized appreciation (depreciation) on:
Investment securities	3,400

Net assets	$178,027

Net assets by class:
Initial Class	$158,905
Service Class	19,122
Shares outstanding:
Initial Class	12,749
Service Class	1,458
Net asset value and offering price per share:
Initial Class	$12.46
Service Class	13.11
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Interest income	5,532
Securities lending income (net)	7

5,539

Expenses:
Management and advisory	368
Printing and shareholder reports	25
Custody	39
Administration	16
Legal	3
Audit and tax	10
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	21
Other	2

Total expenses	489

Net investment income	5,050

Net realized gain (loss) on transactions from:
Investment securities	(72)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	2,242

Net realized and unrealized gain	2,170

Net increase in net assets resulting from operations	$7,220

The notes to the financial statements are an integral part of this report.

10

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$5,050	$7,971
Net realized gain (loss) from investment securities	(72)	1,477
Change in net unrealized appreciation (depreciation) on investment securities	2,242	(1,652)

Net increase in net assets resulting from operations	7,220	7,796

Distributions to shareholders:
From net investment income:
Initial Class	—	(6,220)
Service Class	—	(852)

	—	(7,072)

Total distributions to shareholders	—	(7,072)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,910	37,464
Service Class	7,221	16,090

	44,131	53,554

Dividends and distributions reinvested:
Initial Class	—	6,220
Service Class	—	852

	—	7,072

Cost of shares redeemed:
Initial Class	(19,830)	(52,161)
Service Class	(2,758)	(14,173)

	(22,588)	(66,334)

Net increase (decrease) in net assets from capital shares transactions	21,543	(5,708)

Net increase (decrease) in net assets	28,763	(4,984)

Net assets:
Beginning of period/year	149,264	154,248

End of period/year	$178,027	$149,264

Undistributed net investment income	$13,021	$7,971

Share activity:
Shares issued:
Initial Class	3,055	3,132
Service Class	565	1,274

	3,620	4,406

Shares issued-reinvested from distributions:
Initial Class	—	536
Service Class	—	69

	—	605

Shares redeemed:
Initial Class	(1,633)	(4,431)
Service Class	(216)	(1,156)

	(1,849)	(5,587)

Net increase (decrease) in shares outstanding:
Initial Class	1,422	(763)
Service Class	349	187

	1,771	(576)

The notes to the financial statements are an integral part of this report.

11

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2008)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$11.95		$11.81	$11.66	$11.83	$12.23	$12.61
Investment operations
Net investment income(a)	0.37		0.58	0.52	0.53	0.54	0.56
Net realized and unrealized gain (loss)	0.14		0.06	0.26	(0.07)	(0.26)	(0.01)

Total operations	0.51		0.64	0.78	0.46	0.28	0.55

Distributions
From net investment income	—		(0.50)	(0.63)	(0.63)	(0.66)	(0.88)
From net realized gains	—		—	—	—	(0.02)	(0.05)

Total distributions	—		(0.50)	(0.63)	(0.63)	(0.68)	(0.93)

Net asset value
End of period/year	$12.46		$11.95	$11.81	$11.66	$11.83	$12.23

Total return(b)	4.27	%(c)	5.58%	6.85%	3.92%	2.30%	4.53%
Net assets end of period/year (000’s)	$158,905		$135,307	$142,788	$157,167	$185,820	$218,258
Ratio and supplemental data
Expenses to average net assets	0.57	%(d)	0.55%	0.58%	0.57%	0.59%	0.56%
Net investment income, to average net assets	6.20	%(d)	4.88%	4.46%	4.54%	4.42%	4.52%
Portfolio turnover rate	8	%(c)	28%	4%	5%	6%	12%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.58		$12.43	$12.24	$12.41	$12.81	$13.16
Investment operations
Net investment income(a)	0.38		0.58	0.52	0.53	0.53	0.55
Net realized and unrealized gain (loss)	0.15		0.06	0.27	(0.09)	(0.27)	—

Total operations	0.53		0.64	0.79	0.44	0.26	0.55

Distributions
From net investment income	—		(0.49)	(0.60)	(0.61)	(0.64)	(0.85)
From net realized gains	—		—	—	—	(0.02)	(0.05)

Total distributions	—		(0.49)	(0.60)	(0.61)	(0.66)	(0.90)

Net asset value
End of period/year	$13.11		$12.58	$12.43	$12.24	$12.41	$12.81

Total return(b)	4.21	%(c)	5.25%	6.61%	3.63%	2.07%	4.31%
Net assets end of period/year (000’s)	$19,122		$13,957	$11,460	$10,591	$8,293	$5,471
Ratio and supplemental data
Expenses to average net assets	0.82	%(d)	0.80%	0.83%	0.82%	0.84%	0.81%
Net investment income, to average net assets	5.96	%(d)	4.65%	4.21%	4.29%	4.16%	4.21%
Portfolio turnover rate	8	%(c)	28%	4%	5%	6%	12%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

12

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

13

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-dividend date.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica International Moderate Growth VP	$16,627	9.33%
Transamerica BlackRock Tactical Allocation VP	294	0.17

Total	$16,921	9.50%

14

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.70% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.

15

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$42,964
U.S. Government	2,117
Proceeds from maturities and sales of securities:
Long-term	38,514
U.S. Government	9,930
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

16

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Core Bond VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

17

Transamerica JPMorgan Enhanced Index VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica JPMorgan Enhanced Index VP
Initial Class	$1,000.00	$1,052.80	$4.28	$1,020.63	$4.21	0.84%
Service Class	1,000.00	1,052.60	5.55	1,019.39	5.46	1.09

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.9%
Repurchase Agreement	1.1
U.S. Government Obligation	0.1
Other Assets and Liabilities — net(a)	(0.1)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 98.9%
Aerospace & Defense - 2.9%
Boeing Co.	7,700	$327
Goodrich Corp.	10,900	544
Honeywell International, Inc.	5,700	179
L-3 Communications Corp.	700	49
Northrop Grumman Corp.	11,900	544
United Technologies Corp.	18,500	960
Air Freight & Logistics - 0.1%
CH Robinson Worldwide, Inc.	1,400	73
Auto Components - 0.4%
Johnson Controls, Inc.	15,600	339
Beverages - 1.6%
Coca-Cola Co.	25,600	1,229
PepsiCo, Inc.	2,700	148
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. ‡	3,000	123
Amgen, Inc. ‡	2,800	148
Celgene Corp. ‡	11,900	569
Gilead Sciences, Inc. ‡	14,500	680
Capital Markets - 4.1%
Bank of New York Mellon Corp.	15,600	457
Goldman Sachs Group, Inc.	9,600	1,416
Morgan Stanley	34,200	975
State Street Corp.	13,500	637
TD Ameritrade Holding Corp. ‡	7,600	133
Chemicals - 2.6%
Air Products & Chemicals, Inc.	10,000	646
Dow Chemical Co.	46,900	757
E.I. duPont de Nemours & Co.	23,800	610
PPG Industries, Inc.	5,200	228
Commercial Banks - 2.9%
BB&T Corp.	13,400	295
Comerica, Inc.	1,000	21
KeyCorp	25,400	133
M&T Bank Corp.	200	10
Marshall & Ilsley Corp.	22,100	106
Regions Financial Corp.	46,700	189
SunTrust Banks, Inc.	5,500	90
TCF Financial Corp.	6,800	91
U.S. Bancorp	9,300	167
Wells Fargo & Co.	57,300	1,390
Zions Bancorp	5,600	65
Commercial Services & Supplies - 0.0%
Ingersoll-Rand PLC	1,100	23
Communications Equipment - 2.8%
Cisco Systems, Inc. ‡	72,500	1,352
Corning, Inc.	27,000	434
Juniper Networks, Inc. ‡	5,600	132
Qualcomm, Inc.	12,200	551
Computers & Peripherals - 5.3%
Apple, Inc. ‡	9,100	1,296
Hewlett-Packard Co.	40,500	1,566
International Business Machines Corp.	12,000	1,253
Netapp, Inc. ‡	11,900	235
SanDisk Corp. ‡	10,700	157
Western Digital Corp. ‡	7,300	193
Construction & Engineering - 0.1%
Fluor Corp.	1,000	51
Jacobs Engineering Group, Inc. ‡	400	17
Consumer Finance - 0.7%
American Express Co.	6,200	144
Capital One Financial Corp.	13,100	286
Discover Financial Services	17,000	175
Diversified Consumer Services - 0.2%
Apollo Group, Inc. -Class A ‡	200	14
ITT Educational Services, Inc. ‡	1,700	171
Diversified Financial Services - 2.2%
Bank of America Corp.	109,252	1,442
CIT Group, Inc.	4,600	10
Citigroup, Inc.	99,600	296
CME Group, Inc. -Class A	600	187
NYSE Euronext	1,300	35
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	54,100	1,344
CenturyTel, Inc.	1,300	40
Verizon Communications, Inc.	53,100	1,632
Electric Utilities - 2.6%
American Electric Power Co., Inc.	7,900	228
Edison International	6,700	211
Entergy Corp.	1,400	109
Exelon Corp.	7,300	374
FPL Group, Inc.	2,300	131
NV Energy, Inc.	26,800	289
Pinnacle West Capital Corp.	1,800	54
Portland General Electric Co.	13,100	255
Southern Co.	20,500	638
Electrical Equipment - 0.4%
Cooper Industries, Ltd. -Class A	1,400	43
Emerson Electric Co.	8,500	276
Electronic Equipment & Instruments - 0.3%
Tyco Electronics, Ltd.	12,000	223
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	1,300	47
Diamond Offshore Drilling, Inc.	1,200	100
Halliburton Co.	19,700	408
National Oilwell Varco, Inc. ‡	4,300	140
Noble Corp.	12,000	363
Schlumberger, Ltd.	4,100	222
Food & Staples Retailing - 3.4%
CVS Caremark Corp.	29,000	924
Safeway, Inc.	22,100	450
Supervalu, Inc.	8,600	111
SYSCO Corp.	14,600	328
Wal-Mart Stores, Inc.	26,900	1,304
Food Products - 2.6%
Archer-Daniels-Midland Co.	2,300	62
ConAgra Foods, Inc.	11,700	223
General Mills, Inc.	15,900	891
Kellogg Co.	2,800	130
Kraft Foods, Inc. -Class A	26,600	674
Sara Lee Corp.	29,825	291
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	15,100	799
Boston Scientific Corp. ‡	800	8
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Health Care Equipment & Supplies (continued)
Covidien PLC	11,600	$434
Medtronic, Inc.	14,100	492
Zimmer Holdings, Inc. ‡	6,400	273
Health Care Providers & Services - 2.2%
Aetna, Inc.	13,300	333
Cardinal Health, Inc.	6,400	196
Cigna Corp.	6,400	154
Express Scripts, Inc. -Class A ‡	5,400	371
McKesson Corp.	6,200	273
UnitedHealth Group, Inc.	900	22
WellPoint, Inc. ‡	12,200	621
Health Care Technology - 0.0%
IMS Health, Inc.	100	1
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	4,300	142
International Game Technology	25,700	409
McDonald’s Corp.	10,100	580
Royal Caribbean Cruises, Ltd.	9,400	127
Starwood Hotels & Resorts Worldwide, Inc.	9,900	220
Wyndham Worldwide Corp.	400	5
Household Durables - 0.4%
Dr. Horton, Inc.	9,700	91
KB Home	12,600	171
Lennar Corp. -Class A	7,400	72
Mohawk Industries, Inc. ‡	100	4
Household Products - 2.4%
Procter & Gamble Co.	40,800	2,085
Industrial Conglomerates - 1.1%
General Electric Co.	77,600	909
Textron, Inc.	4,400	43
Tyco International, Ltd.	1,100	29
Insurance - 2.3%
Aflac, Inc.	4,300	134
Allstate Corp.	3,200	78
AON Corp.	1,700	64
Axis Capital Holdings, Ltd.	8,900	233
Lincoln National Corp.	2,000	34
MetLife, Inc.	2,900	87
PartnerRe, Ltd.	900	58
Principal Financial Group, Inc.	10,300	194
Prudential Financial, Inc.	11,100	414
RenaissanceRe Holdings, Ltd.	6,700	312
Travelers Cos., Inc.	7,100	291
Unum Group	2,100	33
XL Capital, Ltd. -Class A	5,200	60
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. ‡	5,600	469
Expedia, Inc. ‡	7,500	113
Internet Software & Services - 1.8%
Google, Inc. -Class A ‡	3,700	1,560
Yahoo, Inc. ‡	2,900	45
IT Services - 1.3%
Affiliated Computer Services, Inc. -Class A ‡	1,200	53
Automatic Data Processing, Inc.	10,500	372
Fidelity National Information Services, Inc.	100	2
Fiserv, Inc. ‡	300	14
Mastercard, Inc. -Class A	1,600	268
Paychex, Inc.	17,400	438
Western Union Co.	900	15
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. ‡	100	4
Machinery - 2.4%
Caterpillar, Inc.	15,600	515
Deere & Co.	11,800	471
Eaton Corp.	7,300	326
PACCAR, Inc.	21,700	706
Parker Hannifin Corp.	2,600	112
Media - 2.0%
Dish Network Corp. -Class A ‡	3,600	58
News Corp. -Class A	4,800	44
Time Warner Cable, Inc. -Class A	4,961	157
Time Warner, Inc.	29,041	732
Walt Disney Co.	34,200	798
Metals & Mining - 0.8%
Cliffs Natural Resources, Inc.	3,800	93
Freeport-McMoRan Copper & Gold, Inc.	12,500	626
Multiline Retail - 0.7%
Family Dollar Stores, Inc.	6,300	178
Kohl’s Corp. ‡	2,100	90
Target Corp.	7,800	308
Multi-Utilities - 1.7%
CMS Energy Corp.	24,700	298
PG&E Corp.	14,900	573
Public Service Enterprise Group, Inc.	16,300	532
Scana Corp.	4,300	140
Office Electronics - 0.0%
Seagate Technology, Inc. ‡ Ә	8,700	♦
Oil, Gas & Consumable Fuels - 10.9%
Anadarko Petroleum Corp.	3,600	163
Apache Corp.	9,500	685
Chevron Corp.	30,700	2,035
ConocoPhillips	22,400	942
Devon Energy Corp.	4,100	223
EOG Resources, Inc.	1,800	122
Exxon Mobil Corp.	53,000	3,706
Occidental Petroleum Corp.	19,800	1,303
Southwestern Energy Co. ‡	9,500	369
Valero Energy Corp.	1,600	27
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	300	9
Pharmaceuticals - 7.7%
Abbott Laboratories	32,600	1,535
Bristol-Myers Squibb Co.	32,000	650
Johnson & Johnson	14,000	795
Merck & Co., Inc.	43,400	1,213
Mylan, Inc. ‡	500	7
Pfizer, Inc.	101,800	1,527
Schering-Plough Corp.	34,300	862
Wyeth	4,700	213
Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.	2,100	75
Digital Realty Trust, Inc.	2,200	79
Health Care, Inc.	7,800	266
ProLogis	1,800	15
Public Storage, Inc.	2,800	183
Realty Income Corp.	4,200	92
The notes to the financial statements are an integral part of this report.

3

	Shares	Value
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust	4,200	$69
Ventas, Inc.	4,600	137
Road & Rail - 1.8%
CSX Corp.	13,600	471
Norfolk Southern Corp.	9,800	369
Union Pacific Corp.	13,900	724
Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	19,400	213
Atmel Corp. ‡	37,900	141
Intel Corp.	6,200	103
Intersil Corp. -Class A	14,000	176
LAM Research Corp. ‡	8,900	231
LSI Corp. ‡	71,700	327
National Semiconductor Corp.	45,100	566
Novellus Systems, Inc. ‡	5,200	87
Xilinx, Inc.	18,000	368
Software - 4.2%
Microsoft Corp.	118,700	2,821
Oracle Corp.	29,700	636
Salesforce.com, Inc. ‡	6,800	260
Symantec Corp. ‡	1,000	16
Specialty Retail - 1.1%
Advance Auto Parts, Inc.	6,700	278
Carmax, Inc. ‡	7,300	107
Home Depot, Inc.	4,100	97
Lowe’s Cos., Inc.	9,000	175
Staples, Inc.	17,600	355
Textiles, Apparel & Luxury Goods - 1.3%
Coach, Inc.	7,900	212
Nike, Inc. -Class B	7,300	378
Polo Ralph Lauren Corp. -Class A	3,300	177
V.F. Corp.	6,900	382
Tobacco - 2.2%
Altria Group, Inc.	51,200	839
Philip Morris International, Inc.	24,300	1,060
Trading Companies & Distributors - 0.1%
Fastenal Co.	600	20
GATX Corp.	1,700	44
Wireless Telecommunication Services - 0.6%
American Tower Corp. -Class A ‡	1,300	41
Crown Castle International Corp. ‡	4,000	96
Sprint Nextel Corp. ‡	74,500	358

Total Common Stocks (cost $97,552)		87,259

	Principal
U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Note
2.88%, 06/30/2010 £	$120	123
Total U.S. Government Obligation (cost $123)

REPURCHASE AGREEMENT - 1.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,001 on 07/01/2009 •	1,001	1,001

Total Repurchase Agreement (cost $1,001)

Total Investment Securities (cost $98,676) #		88,383
Other Assets and Liabilities — Net		(95)

Net Assets		$88,288

FUTURES CONTRACTS:

			Net Unrealized
Description	Contracts Г	Expiration Date	Depreciation
S&P 500 Future Index	5	09/17/2009	$(29)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

♦	Value is less than $1.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.83%, a maturity date of 07/01/2035, and with a market value plus accrued interest of $1,023.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

£	All or a portion of this security is segregated with the broker to cover margin requirements for open futures contracts. The value of this security segregated at 06/30/209 is $123.

Г	Contract amounts are not in thousands.

#	Aggregate cost for federal income tax purposes is $98,676. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,913 and $14,206, respectively. Net unrealized depreciation for tax purposes is $10,293.
DEFINITION:

PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$7,730	$—	$—	$7,730
Equities — Consumer Staples	10,749	—	—	10,749
Equities — Energy	10,855	—	—	10,855
Equities — Financials	11,658	—	—	11,658
Equities — Health Care	11,869	—	—	11,869
Equities — Industrials	7,825	—	—	7,825
Equities — Information Technology	16,104	—	—	16,104
Equities — Materials	2,969	—	—	2,969
Equities — Telecommunication Services	3,668	—	—	3,668
Equities — Utilities	3,832	—	—	3,832
Fixed Income — U.S. Government Obligation	—	123	—	123
Cash & Cash Equivalent — Repurchase Agreement	—	1,001	—	1,001

Total	$87,259	$1,124	$—	$88,383

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Future	$(29)	$—	$—	$(29)

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $97,675)	$87,382
Repurchase agreement, at value (cost: $1,001)	1,001
Receivables:
Investment securities sold	168
Shares sold	27
Interest	2
Dividends	150

88,730

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	142
Shares redeemed	208
Management and advisory fees	58
Distribution and service fees	1
Administration fees	2
Printing fees	7
Variation margin	7
Other	17

442

Net assets	$88,288

Net assets consist of:
Capital stock ($.01 par value)	$103
Additional paid-in capital	126,691
Undistributed net investment income	2,766
Accumulated net realized loss from investment securities and futures	(30,950)
Net unrealized appreciation (depreciation) on:
Investment securities	(10,293)
Futures contracts	(29)

Net assets	$88,288

Net assets by class:
Initial Class	$85,192
Service Class	3,096
Shares outstanding:
Initial Class	9,924
Service Class	360
Net asset value and offering price per share:
Initial Class	$8.58
Service Class	8.60
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$1,086
Interest income	6

1,092

Expenses:
Management and advisory	299
Printing and shareholder reports	6
Custody	16
Administration	8
Legal	2
Audit and tax	9
Trustees	1
Transfer agent	1
Distribution and service:
Service Class	4
Other	1

Total expenses	347

Less management and advisory fee waiver	(4)

Net expenses	343

Net investment income	749

Net realized gain (loss) on transactions from:
Investment securities	(12,789)
Futures contracts	117

(12,672)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	16,198
Futures contracts	(36)

Change in unrealized appreciation (depreciation)	16,162

Net realized and unrealized gain	3,490

Net increase in net assets resulting from operations	$4,239

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$749	$2,016
Net realized gain (loss) from investment securities and futures contracts	(12,672)	(17,085)
Change in net unrealized appreciation (depreciation) on investment securities and futures contracts	16,162	(41,594)

Net increase (decrease) in net assets resulting from operations	4,239	(56,663)

Distributions to shareholders:
From net investment income:
Initial Class	—	(2,007)
Service Class	—	(74)

	—	(2,081)

From net realized gains:
Initial Class	—	(23,480)
Service Class	—	(1,084)

	—	(24,564)

Total distributions to shareholders	—	(26,645)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,443	10,923
Service Class	280	1,461

	4,723	12,384

Dividends and distributions reinvested:
Initial Class	—	25,487
Service Class	—	1,158

	—	26,645

Cost of shares redeemed:
Initial Class	(6,901)	(37,831)
Service Class	(432)	(3,043)

	(7,333)	(40,874)

Net decrease in net assets from capital shares transactions	(2,610)	(1,845)

Net increase (decrease) in net assets	1,629	(85,153)

Net assets:
Beginning of period/year	86,659	171,812

End of period/year	$88,288	$86,659

Undistributed net investment income	$2,766	$2,017

Share activity:
Shares issued:
Initial Class	586	1,007
Service Class	35	106

	621	1,113

Shares issued-reinvested from distributions:
Initial Class	—	2,240
Service Class	—	101

	—	2,341

Shares redeemed:
Initial Class	(910)	(3,024)
Service Class	(56)	(255)

	(966)	(3,279)

Net increase (decrease) in shares outstanding:
Initial Class	(324)	223
Service Class	(21)	(48)

	(345)	175

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.15		$16.43	$16.35	$14.34	$14.04	$12.75
Investment operations
Net investment income(a)	0.07		0.20	0.19	0.17	0.13	0.15
Net realized and unrealized gain (loss)	0.36		(5.49)	0.56	2.01	0.35	1.24

Total operations	0.43		(5.29)	0.75	2.18	0.48	1.39

Distributions
From net investment income	—		(0.23)	(0.21)	(0.17)	(0.18)	(0.10)
From net realized gains	—		(2.76)	(0.46)	—	—	—

Total distributions	—		(2.99)	(0.67)	(0.17)	(0.18)	(0.10)

Net asset value
End of period/year	$8.58		$8.15	$16.43	$16.35	$14.34	$14.04

Total return(b)	5.28	%(c)	(37.35)%	4.54%	15.31%	3.46%	11.02%
Net assets end of period/year (000’s)	$85,192		$83,543	$164,761	$193,322	$200,857	$231,055
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84	%(d)	0.82%	0.81%	0.81%	0.83%	0.80%
Before reimbursement/fee waiver	0.85	%(d)	0.82%	0.81%	0.81%	0.83%	0.80%
Net investment income, to average net assets	1.86	%(d)	1.59%	1.13%	1.16%	0.95%	1.18%
Portfolio turnover rate	42	%(c)	74%	55%	55%	42%	48%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.17		$16.45	$16.37	$14.36	$14.08	$12.79
Investment operations
Net investment income(a)	0.06		0.17	0.15	0.14	0.10	0.17
Net realized and unrealized gain (loss)	0.37		(5.50)	0.56	2.00	0.35	1.19

Total operations	0.43		(5.33)	0.71	2.14	0.45	1.36

Distributions
From net investment income	—		(0.19)	(0.17)	(0.13)	(0.17)	(0.07)
From net realized gains	—		(2.76)	(0.46)	—	—	—

Total distributions	—		(2.95)	(0.63)	(0.13)	(0.17)	(0.07)

Net asset value
End of period/year	$8.60		$8.17	$16.45	$16.37	$14.36	$14.08

Total return(b)	5.26	%(c)	(37.52)%	4.30%	14.96%	3.20%	10.71%
Net assets end of period/year (000’s)	$3,096		$3,116	$7,051	$6,851	$7,462	$6,339
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09	%(d)	1.07%	1.06%	1.06%	1.08%	1.06%
Before reimbursement/fee waiver	1.10	%(d)	1.07%	1.06%	1.06%	1.08%	1.06%
Net investment income, to average net assets	1.62	%(d)	1.32%	0.88%	0.91%	0.71%	1.33%
Portfolio turnover rate	42	%(c)	74%	55%	55%	42%	48%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $7 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and is recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts at June 30, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. In connection with these contracts, securities or cash may be held as collateral on deposit with broker counter parties in accordance with the terms of the respective futures contracts.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.84% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$33,444
U.S. Government	310
Proceeds from maturities and sales of securities:
Long-term	35,681
U.S. Government	250
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives		Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Receivables, Net Assets — Unrealized appreciation	$ — (a)	Accounts payable and accrued liabilities, Net Assets — Unrealized depreciation	$(29	)(a)
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under		Purchased options	Written options and
Statement 133	Futures	and swaptions	swaptions	Swap Agreements	Forwards	Total
Equity Contracts	$117	—	—	—	—	$117
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in
Income

Derivatives not accounted for as
hedging instruments under		Purchased options	Written options and
Statement 133	Futures	and swaptions	swaptions	Swap Agreements	Forwards	Total
Equity Contracts	$(36)	—	—	—	—	$(36)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

12

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the median for its peer universe and that the total expenses of the Portfolio were in line with the medians for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

14

Transamerica JPMorgan Mid Cap Value VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica JPMorgan Mid Cap Value VP
Initial Class	$1,000.00	$1,011.90	$4.49	$1,020.33	$4.51	0.90%
Service Class	1,000.00	1,011.90	5.74	1,019.09	5.76	1.15

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.1%
Repurchase Agreement	2.1
Other Assets and Liabilities — net(a)	(0.2)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc. ‡	15,300	$1,260
L-3 Communications Corp.	20,600	1,429
Precision Castparts Corp.	29,460	2,152
Auto Components - 0.6%
Wabco Holdings, Inc.	66,400	1,175
Beverages - 0.4%
Brown-Forman Corp. -Class B	15,574	669
Capital Markets - 1.7%
Affiliated Managers Group, Inc. ‡	11,850	690
Northern Trust Corp.	17,600	945
T. Rowe Price Group, Inc.	38,800	1,616
Chemicals - 4.4%
Air Products & Chemicals, Inc.	17,200	1,111
Airgas, Inc.	22,000	892
Albemarle Corp.	102,000	2,608
PPG Industries, Inc.	39,400	1,730
Sigma-Aldrich Corp.	39,500	1,958
Commercial Banks - 6.3%
Bancorpsouth, Inc.	25,100	515
BB&T Corp.	54,900	1,207
City National Corp.	12,900	475
Cullen/Frost Bankers, Inc.	42,900	1,979
M&T Bank Corp.	66,100	3,367
SunTrust Banks, Inc.	45,000	740
Synovus Financial Corp.	217,400	650
TCF Financial Corp.	100,900	1,349
Wilmington Trust Corp.	82,600	1,128
Zions Bancorp	48,200	557
Commercial Services & Supplies - 2.0%
Republic Services, Inc. -Class A	153,350	3,743
Construction Materials - 0.4%
Vulcan Materials Co.	15,900	685
Containers & Packaging - 1.8%
Ball Corp.	76,600	3,459
Distributors - 1.4%
Genuine Parts Co.	79,700	2,675
Diversified Consumer Services - 0.8%
H&R Block, Inc.	92,500	1,594
Diversified Telecommunication Services - 1.5%
CenturyTel, Inc.	65,200	2,002
Windstream Corp.	107,460	898
Electric Utilities - 3.5%
American Electric Power Co., Inc.	128,800	3,721
FirstEnergy Corp.	11,000	426
Westar Energy, Inc.	135,000	2,534
Electrical Equipment - 0.6%
Cooper Industries, Ltd. -Class A	34,500	1,071
Electronic Equipment & Instruments - 3.6%
Amphenol Corp. -Class A	63,800	2,019
Arrow Electronics, Inc. ‡	116,500	2,474
Tyco Electronics, Ltd.	131,100	2,437
Food & Staples Retailing - 2.4%
Safeway, Inc.	202,600	4,128
Sysco Corp.	20,700	465
Food Products - 1.6%
JM Smucker Co.	63,800	3,105
Gas Utilities - 4.0%
Energen Corp.	87,300	3,483
EQT Corp.	68,700	2,398
Oneok, Inc.	55,700	1,643
Health Care Equipment & Supplies - 1.6%
Becton Dickinson & Co.	43,600	3,109
Health Care Providers & Services - 3.9%
Community Health Systems, Inc. ‡	64,800	1,636
Coventry Health Care, Inc. ‡	92,650	1,733
Lincare Holdings, Inc. ‡	100,600	2,367
VCA Antech, Inc. ‡	60,000	1,602
Hotels, Restaurants & Leisure - 1.7%
Burger King Holdings, Inc.	54,900	948
Marriott International, Inc. -Class A	103,982	2,295
Household Durables - 1.5%
Fortune Brands, Inc.	63,300	2,199
Jarden Corp. ‡	36,600	686
Household Products - 1.5%
Clorox Co.	33,100	1,848
Energizer Holdings, Inc. ‡	19,300	1,008
Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	92,500	2,224
Insurance - 12.2%
Assurant, Inc.	154,950	3,733
Cincinnati Financial Corp.	169,125	3,779
Everest RE Group, Ltd.	19,900	1,424
Loews Corp.	61,500	1,685
Old Republic International Corp.	464,625	4,576
OneBeacon Insurance Group, Ltd. -Class A	182,447	2,133
Principal Financial Group, Inc.	84,700	1,596
Transatlantic Holdings, Inc.	42,300	1,833
W.R. Berkley Corp.	93,600	2,010
IT Services - 0.6%
Western Union Co.	64,500	1,058
Machinery - 1.3%
Dover Corp.	35,600	1,178
Illinois Tool Works, Inc.	33,300	1,243
Media - 4.0%
Cablevision Systems Corp. -Class A	77,600	1,506
Clear Channel Outdoor Holdings, Inc. -Class A ‡	176,984	938
Omnicom Group, Inc.	30,000	947
Scripps Networks Interactive, Inc. -Class A	64,100	1,784
Washington Post Co. -Class B	6,055	2,133
Multi-Utilities - 4.8%
CMS Energy Corp.	239,800	2,897
PG&E Corp.	83,350	3,205
Xcel Energy, Inc.	166,500	3,065
Oil, Gas & Consumable Fuels - 5.9%
CVR Energy, Inc. ‡	130,700	958
Devon Energy Corp.	41,700	2,273
Kinder Morgan Management LLC ‡	56,667	2,560
Teekay Corp.	96,300	2,025
Williams Cos., Inc.	219,300	3,423
Real Estate Investment Trusts - 4.5%
Kimco Realty Corp.	184,400	1,853
Public Storage, Inc.	14,100	923
Rayonier, Inc.	11,303	411
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Real Estate Investment Trusts (continued)
Regency Centers Corp.	54,800	$1,913
Ventas, Inc.	54,800	1,636
Vornado Realty Trust	40,255	1,813
Real Estate Management & Development - 0.9%
Brookfield Properties Corp.	207,475	1,654
Software - 1.3%
Jack Henry & Associates, Inc.	119,600	2,482
Specialty Retail - 6.5%
AutoNation, Inc. ‡	82,819	1,437
AutoZone, Inc. ‡	10,550	1,594
Bed Bath & Beyond, Inc. ‡	28,400	873
Gap, Inc.	126,900	2,081
Sherwin-Williams Co.	19,000	1,021
Staples, Inc.	83,500	1,684
Tiffany & Co.	49,500	1,255
TJX Cos., Inc.	69,000	2,171
Textiles, Apparel & Luxury Goods - 1.0%
V.F. Corp.	34,500	1,910
Thrifts & Mortgage Finance - 1.0%
People’s United Financial, Inc.	123,800	1,862
Tobacco - 0.8%
Lorillard, Inc.	21,000	1,423
Water Utilities - 0.9%
American Water Works Co., Inc.	84,100	1,607
Wireless Telecommunication Services - 1.5%
Telephone & Data Systems, Inc. -Class L	109,200	2,835

Total Common Stocks (cost $231,605)		185,217

	Principal
REPURCHASE AGREEMENT - 2.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $4,061 on 07/01/2009 •	$4,061	4,061

Total Repurchase Agreement (cost $4,061)

Total Investment Securities (cost $235,666) #		189,278
Other Assets and Liabilities — Net		(342)

Net Assets		$188,936

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 06/01/2021, and with a market value plus accrued interest of $4,143.

#	Aggregate cost for federal income tax purposes is $235,666. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,054 and $52,442, respectively. Net unrealized depreciation for tax purposes is $46,388.
DEFINITION:

LLC	Limited Liability Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$32,906	$—	$—	$32,906
Equities — Consumer Staples	12,645	—	—	12,645
Equities — Energy	11,239	—	—	11,239
Equities — Financials	50,053	—	—	50,053
Equities — Health Care	10,447	—	—	10,447
Equities — Industrials	14,300	—	—	14,300
Equities — Information Technology	10,470	—	—	10,470
Equities — Materials	12,443	—	—	12,443
Equities — Telecommunication Services	5,735	—	—	5,735
Equities — Utilities	24,979	—	—	24,979
Cash & Cash Equivalent — Repurchase Agreement	—	4,061	—	4,061

Total	$185,217	$4,061	$—	$189,278

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $231,605)	$185,217
Repurchase agreement, at value (cost: $4,061)	4,061
Receivables:
Investment securities sold	773
Shares sold	16
Dividends	387
Dividend reclaims	2

190,456

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,326
Shares redeemed	22
Management and advisory fees	138
Trustees fees	1
Administration fees	3
Printing fees	7
Other	23

1,520

Net assets	$188,936

Net assets consist of:
Capital stock ($.01 par value)	$202
Additional paid-in capital	254,628
Undistributed net investment income	5,788
Accumulated net realized loss from investment securities	(25,294)
Net unrealized appreciation (depreciation) on:
Investment securities	(46,388)

Net assets	$188,936

Net assets by class:
Initial Class	$188,786
Service Class	150
Shares outstanding:
Initial Class	20,160
Service Class	16
Net asset value and offering price per share:
Initial Class	$9.36
Service Class	9.33
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $9)	$2,870
Securities lending income (net)	28

2,898

Expenses:
Management and advisory	727
Printing and shareholder reports	7
Custody	20
Administration	18
Legal	4
Audit and tax	9
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	— (a)
Other	2

Total expenses	792

Net investment income	2,106

Net realized gain (loss) on transactions from:
Investment securities	(21,236)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	21,152

Net realized and unrealized loss	(84)

Net increase in net assets resulting from operations	$2,022

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

4

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$2,106	$3,596
Net realized gain (loss) from investment securities	(21,236)	(3,612)
Change in net unrealized appreciation (depreciation) on investment securities	21,152	(94,363)

Net increase (decrease) in net assets resulting from operations	2,022	(94,379)

Distributions to shareholders:
From net investment income:
Initial Class	—	(3,454)
Service Class	—	(3)

	—	(3,457)

From net realized gains:
Initial Class	—	(28,206)
Service Class	—	(35)

	—	(28,241)

Total distributions to shareholders	—	(31,698)

Capital share transactions:
Proceeds from shares sold:
Initial Class	258	12,574
Service Class	— (a)	—

	258	12,574

Dividends and distributions reinvested:
Initial Class	—	31,660
Service Class	—	38

	—	31,698

Cost of shares redeemed:
Initial Class	(3,800)	(64,862)
Service Class	(11)	(162)

	(3,811)	(65,024)

Net decrease in net assets from capital shares transactions	(3,553)	(20,752)

Net decrease in net assets	(1,531)	(146,829)

Net assets:
Beginning of period/year	190,467	337,296

End of period/year	$188,936	$190,467

Undistributed net investment income	$5,788	$3,682

Share activity:
Shares issued:
Initial Class	28	1,442
Service Class	— (a)	1

	28	1,443

Shares issued-reinvested from distributions:
Initial Class	—	2,515
Service Class	—	3

	—	2,518

Shares redeemed:
Initial Class	(445)	(4,715)
Service Class	(2)	(14)

	(447)	(4,729)

Net (decrease) in shares outstanding:
Initial Class	(417)	(758)
Service Class	(2)	(10)

	(419)	(768)

(a)	Rounds to less than $1 per share.
The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005		2004
Net asset value
Beginning of period/year	$9.25		$15.79	$16.60	$15.89	$14.81		$12.93
Investment operations
Net investment income(a)	0.10		0.19	0.19	0.17	0.13		0.08
Net realized and unrealized gain (loss)	0.01		(4.89)	0.29	2.39	1.22		1.81

Total operations	0.11		(4.70)	0.48	2.56	1.35		1.89

Distributions
From net investment income	—		(0.20)	(0.17)	(0.15)	(0.03)		(0.01)
From net realized gains	—		(1.64)	(1.12)	(1.70)	(0.24)		—

Total distributions	—		(1.84)	(1.29)	(1.85)	(0.27)		(0.01)

Net asset value
End of period/year	$9.36		$9.25	$15.79	$16.60	$15.89		$14.81

Total return(b)	1.19	%(c)	(32.88)%	2.83%	17.25%	9.15%		14.58%
Net assets end of period/year (000’s)	$188,786		$190,306	$336,861	$353,498	$338,377		$295,909
Ratio and supplemental data
Expenses to average net assets	0.90	%(d)	0.88%	0.87%	0.88%	0.89	%(*)	1.00	%(^)
Net investment income, to average net assets	2.40	%(d)	1.40%	1.10%	1.02%	0.82%		0.58%
Portfolio turnover rate	20	%(c)	43%	45%	40%	68%		109%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005		2004
Net asset value
Beginning of period/year	$9.22		$15.73	$16.54	$15.83	$14.77		$12.92
Investment operations
Net investment income(a)	0.09		0.14	0.15	0.13	0.09		0.04
Net realized and unrealized gain (loss)	0.02		(4.87)	0.28	2.37	1.22		1.82

Total operations	0.11		(4.73)	0.43	2.50	1.31		1.86

Distributions
From net investment income	—		(0.14)	(0.12)	(0.09)	(0.01)		(0.01)
From net realized gains	—		(1.64)	(1.12)	(1.70)	(0.24)		—

Total distributions	—		(1.78)	(1.24)	(1.79)	(0.25)		(0.01)

Net asset value
End of period/year	$9.33		$9.22	$15.73	$16.54	$15.83		$14.77

Total return(b)	1.19	%(c)	(33.08)%	2.53%	16.96%	8.86%		14.36%
Net assets end of period/year (000’s)	$150		$161	$435	$516	$614		$470
Ratio and supplemental data
Expenses to average net assets	1.15	%(d)	1.13%	1.12%	1.13%	1.14	%(*)	1.25	%(^)
Net investment income, to average net assets	2.15	%(d)	1.08%	0.89%	0.77%	0.59%		0.27%
Portfolio turnover rate	20	%(c)	43%	45%	40%	68%		109%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(*)	Includes recaptured expenses by the investment adviser. The impact of recaptured expense was 0.02% (see Note 2).

(^)	Includes recaptured expenses by the investment adviser. The impact of recaptured expense was 0.07% (see Note 2).
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $3 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$11,932	6.31%

Transamerica Asset Allocation-Growth VP	32,000	16.94

Transamerica Asset Allocation-Moderate VP	21,839	11.56

Transamerica Asset Allocation-Moderate Growth VP	98,372	52.07

Transamerica BlackRock Tactical Allocation VP	230	0.12

Total	$164,373	87.00%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $100 million	0.85%
Over $100 million	0.80%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$36,967
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	34,034
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with median for its peer group and above the median for its peer universe and that the total expenses of the Portfolio were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Legg Mason Partners All Cap VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Legg Mason Partners All Cap VP
Initial Class	$1,000.00	$1,040.40	$4.55	$1,020.33	$4.51	0.90%
Service Class	1,000.00	1,037.80	5.81	1,019.09	5.76	1.15

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.2%
Repurchase Agreement	0.8
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Amount rounds to less than 0.05% or (0.05)%.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 4.1%
Boeing Co.	41,560	$1,766
Honeywell International, Inc.	71,446	2,244
Northrop Grumman Corp.	41,370	1,890
Air Freight & Logistics - 2.1%
United Parcel Service, Inc. -Class B	59,120	2,955
Building Products - 0.3%
Simpson Manufacturing Co., Inc.	22,410	485
Capital Markets - 5.6%
Franklin Resources, Inc.	47,430	3,416
Gamco Investors, Inc. -Class A	12,950	628
State Street Corp.	84,500	3,989
Teton Advisors, Inc. ‡ Ә §	195	♦
Commercial Banks - 2.0%
Comerica, Inc.	64,250	1,358
East-West Bancorp, Inc.	34,791	226
KeyCorp	248,600	1,303
Communications Equipment - 3.3%
Cisco Systems, Inc. ‡	204,862	3,819
Telefonaktiebolaget LM Ericsson ADR	92,480	904
Construction & Engineering - 2.1%
Fluor Corp.	31,100	1,595
Jacobs Engineering Group, Inc. ‡	14,980	631
Tutor Perini Corp. ‡	41,260	716
Diversified Financial Services - 6.5%
Bank of America Corp.	331,790	4,380
JPMorgan Chase & Co.	139,630	4,763
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	92,000	2,285
Energy Equipment & Services - 7.3%
Baker Hughes, Inc.	60,720	2,213
Halliburton Co.	102,690	2,126
Schlumberger, Ltd.	53,070	2,871
Transocean, Ltd. ‡	16,666	1,238
Weatherford International, Ltd. ‡	100,260	1,961
Food & Staples Retailing - 2.1%
Safeway, Inc.	144,300	2,939
Food Products - 2.5%
Unilever PLC ADR	85,024	1,999
Unilever PLC	69,930	1,638
Health Care Providers & Services - 1.3%
McKesson Corp.	42,910	1,888
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp.	50,320	1,297
Marriott International, Inc. -Class A	18,950	418
Household Durables - 0.9%
Toll Brothers, Inc. ‡	72,960	1,238
Industrial Conglomerates - 3.6%
General Electric Co.	136,500	1,600
McDermott International, Inc. ‡	176,150	3,577
Insurance - 4.8%
Allied World Assurance Co. Holdings, Ltd.	35,640	1,455
Chubb Corp.	78,720	3,139
CNA Surety Corp. ‡	162,556	2,193
Internet Software & Services - 1.6%
eBay, Inc. ‡	131,070	2,245
Life Sciences Tools & Services - 0.6%
ENZO Biochem, Inc. ‡	188,246	834
Machinery - 3.0%
Dover Corp.	48,540	1,605
PACCAR, Inc.	36,870	1,199
Parker Hannifin Corp.	33,510	1,440
Media - 2.7%
Walt Disney Co.	162,174	3,784
Metals & Mining - 0.8%
BHP Billiton, Ltd. ADR	6,920	379
Nucor Corp.	16,090	715
Oil, Gas & Consumable Fuels - 4.6%
Anadarko Petroleum Corp.	54,300	2,465
ConocoPhillips	15,240	641
Exxon Mobil Corp.	24,180	1,690
Hess Corp.	26,600	1,430
Murphy Oil Corp.	7,290	396
Paper & Forest Products - 0.9%
Weyerhaeuser Co.	44,490	1,353
Pharmaceuticals - 9.8%
Abbott Laboratories	70,108	3,298
Johnson & Johnson	60,670	3,446
Merck & Co., Inc.	135,330	3,784
Novartis AG ADR	84,240	3,436
Professional Services - 0.3%
Robert Half International, Inc.	18,590	439
Real Estate Investment Trusts - 2.4%
Host Hotels & Resorts, Inc.	29,070	244
LaSalle Hotel Properties	39,190	484
Simon Property Group, Inc.	52,623	2,706
Real Estate Management & Development - 0.6%
Jones Lang Lasalle, Inc.	24,300	795
Semiconductors & Semiconductor Equipment - 9.4%
Applied Materials, Inc.	351,760	3,859
Novellus Systems, Inc. ‡	116,510	1,946
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	312,229	2,938
Texas Instruments, Inc.	189,940	4,045
Varian Semiconductor Equipment Associates, Inc. ‡	13,180	316
Verigy, Ltd. ‡	19,682	240
Software - 4.2%
Citrix Systems, Inc. ‡	32,080	1,023
Lawson Software, Inc. ‡	162,870	909
Microsoft Corp.	170,940	4,063
Specialty Retail - 4.7%
Gap, Inc.	107,940	1,770
Home Depot, Inc.	156,120	3,688
Penske Auto Group, Inc.	45,300	754
Williams-Sonoma, Inc.	48,990	582
Wireless Telecommunication Services - 2.3%
Vodafone Group PLC ADR	167,744	3,270

Total Common Stocks (cost $165,873)		141,354

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,193 on 07/01/2009 •	$1,193	$1,193

Total Repurchase Agreement (cost $1,193)

Total Investment Securities (cost $167,066) #		142,547
Other Assets and Liabilities — Net		17

Net Assets		$142,564

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ә	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

§	Illiquid. These securities aggregated to less than $1, or less than 0.00%, of the Fund’s net assets.

♦	Value is less than $1.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.61%, a maturity date of 05/25/2036, and with a market value plus accrued interest of $1,220.

#	Aggregate cost for federal income tax purposes is $167,066. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,824 and $29,343, respectively. Net unrealized depreciation for tax purposes is $24,519.
DEFINITIONS:

ADR	American Depositary Receipt

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$13,532	$—	$—	$13,532
Equities — Consumer Staples	6,576	—	—	6,576
Equities — Energy	17,031	—	—	17,031
Equities — Financials	31,078	—	♦	31,078
Equities — Health Care	16,686	—	—	16,686
Equities — Industrials	22,142	—	—	22,142
Equities — Information Technology	26,307	—	—	26,307
Equities — Materials	2,447	—	—	2,447
Equities — Telecommunication Services	5,555	—	—	5,555
Cash & Cash Equivalent — Repurchase Agreement	—	1,193	—	1,193

Total	$141,354	$1,193	$—	$142,547

Level 3 Rollforward

	Beginning						Net Transfers	Ending
	Balance at	Net		Accrued	Total Realized	Total Unrealized	In/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)		Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	6/30/2009
Equities — Financials	$—	$	♦	$—	$—	$—	$—	$ ♦

Total	$—	$	♦	$—	$—	$—	$—	$ ♦

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $165,873)	$141,354
Repurchase agreement, at value (cost: $1,193)	1,193
Receivables:
Investment securities sold	401
Shares sold	28
Dividends	283

143,259

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	460
Shares redeemed	87
Management and advisory fees	102
Distribution and service fees	1
Administration fees	3
Printing fees	24
Other	18

695

Net assets	$142,564

Net assets consist of:
Capital stock ($.01 par value)	$185
Additional paid-in capital	173,697
Undistributed net investment income	4,725
Accumulated net realized loss from investment securities and foreign currency transactions	(11,524)
Net unrealized appreciation (depreciation) on:
Investment securities	(24,519)

Net assets	$142,564

Net assets by class:
Initial Class	$138,708
Service Class	3,856
Shares outstanding:
Initial Class	17,954
Service Class	501
Net asset value and offering price per share:
Initial Class	$7.73
Service Class	7.69

STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $57)	$1,606

1,606

Expenses:
Management and advisory	539
Printing and shareholder reports	24
Custody	16
Administration	13
Legal	3
Audit and tax	9
Trustees	3
Transfer agent	2
Registration	— (a)
Distribution and service:
Service Class	5
Other	2

Total expenses	616

Less management and advisory fee waiver	(5)

Net expenses	611

Net investment income	995

Net realized gain (loss) on transactions from:
Investment securities	(4,579)
Foreign currency transactions	2

(4,577)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	7,980

Net realized and unrealized gain	3,403

Net increase in net assets resulting from operations	$4,398

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

4

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$995	$3,730
Net realized gain (loss) from investment securities and foreign currency transactions	(4,577)	(6,362)
Change in net unrealized appreciation (depreciation) on investment securities	7,980	(94,168)

Net increase (decrease) in net assets resulting from operations	4,398	(96,800)

Distributions to shareholders:
From net investment income:
Initial Class	—	(3,819)
Service Class	—	(109)

	—	(3,928)

From net realized gains:
Initial Class	—	(31,688)
Service Class	—	(1,173)

	—	(32,861)

Total distributions to shareholders	—	(36,789)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,505	3,443
Service Class	348	1,379

	1,853	4,822

Dividends and distributions reinvested:
Initial Class	—	35,507
Service Class	—	1,282

	—	36,789

Cost of shares redeemed:
Initial Class	(13,167)	(61,339)
Service Class	(664)	(5,874)

	(13,831)	(67,213)

Net decrease in net assets from capital shares transactions	(11,978)	(25,602)

Net decrease in net assets	(7,580)	(159,191)

Net assets:
Beginning of period/year	150,144	309,335

End of period/year	$142,564	$150,144

Undistributed net investment income (loss)	$4,725	$3,730

Share activity:
Shares issued:
Initial Class	213	334
Service Class	48	127

	261	461

Shares issued-reinvested from distributions:
Initial Class	—	3,421
Service Class	—	124

	—	3,545

Shares redeemed:
Initial Class	(1,925)	(5,514)
Service Class	(96)	(563)

	(2,021)	(6,077)

Net increase (decrease) in shares outstanding:
Initial Class	(1,712)	(1,759)
Service Class	(48)	(312)

	(1,760)	(2,071)

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.43		$13.88	$14.73	$14.71	$14.22	$13.06
Investment operations
Net investment income(a)	0.05		0.18	0.16	0.18	0.10	0.07
Net realized and unrealized gain (loss)	0.25		(4.67)	(0.01)	2.26	0.48	1.12

Total operations	0.30		(4.49)	0.15	2.44	0.58	1.19

Distributions
From net investment income	—		(0.21)	(0.20)	(0.16)	(0.09)	(0.03)
From net realized gains	—		(1.75)	(0.80)	(2.26)	—	—

Total distributions	—		(1.96)	(1.00)	(2.42)	(0.09)	(0.03)

Net asset value
End of period/year	$7.73		$7.43	$13.88	$14.73	$14.71	$14.22

Total return(b)	4.04	%(c)	(36.36)%	1.04%	18.56%	4.08%	9.14%
Net assets end of period/year (000’s)	$138,708		$146,079	$297,425	$370,692	$379,373	$611,410
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90	%(d)	0.86%	0.87%	0.88%	0.86%	0.87%
Before reimbursement/fee waiver	0.91	%(d)	0.86%	0.87%	0.88%	0.86%	0.87%
Net investment income, to average net assets	1.48	%(d)	1.62%	1.11%	1.22%	0.68%	0.53%
Portfolio turnover rate	19	%(c)	35%	15%	15%	33%	36%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.41		$13.83	$14.69	$14.68	$14.21	$13.08
Investment operations
Net investment income(a)	0.04		0.15	0.13	0.15	0.06	0.06
Net realized and unrealized gain (loss)	0.24		(4.66)	(0.02)	2.25	0.48	1.10

Total operations	0.28		(4.51)	0.11	2.40	0.54	1.16

Distributions
From net investment income	—		(0.16)	(0.17)	(0.13)	(0.07)	(0.03)
From net realized gains	—		(1.75)	(0.80)	(2.26)	—	—

Total distributions	—		(1.91)	(0.97)	(2.39)	(0.07)	(0.03)

Net asset value
End of period/year	$7.69		$7.41	$13.83	$14.69	$14.68	$14.21

Total return(b)	3.78	%(c)	(36.54)%	0.77%	18.29%	3.81%	8.90%
Net assets end of period/year (000’s)	$3,856		$4,065	$11,910	$12,810	$8,680	$7,496
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(d)	1.11%	1.12%	1.13%	1.11%	1.13%
Before reimbursement/fee waiver	1.16	%(d)	1.11%	1.12%	1.13%	1.11%	1.13%
Net investment income, to average net assets	1.23	%(d)	1.35%	0.86%	0.99%	0.44%	0.42%
Portfolio turnover rate	19	%(c)	35%	15%	15%	33%	36%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Partners All Cap VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus. The Fund is “non-diversified” under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $14 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.675%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.90% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$25,727
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	35,358
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENTS
The Board of Trustees approved a proposal for Transamerica Investment Management, LLC, an affiliate of the Fund, to become a new sub-adviser for the Fund. Shareholders of record will be asked to approve the proposed sub-adviser change. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail and to seek shareholder approval. If approved by shareholders, the reorganization is expected to take place in the fourth quarter of 2009.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Legg Mason Partners All Cap VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and ClearBridge Advisors, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and universe and that the total expenses of the Fund were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Marsico Growth VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Marsico Growth VP
Initial Class	$1,000.00	$1,042.00	$4.25	$1,020.63	$4.21	0.84%
Service Class	1,000.00	1,041.00	5.52	1,019.39	5.46	1.09

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	90.8%
Repurchase Agreement	9.8
Preferred Stock	0.4
Other Assets and Liabilities — net(a)	(1.0)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
PREFERRED STOCK - 0.4%
Commercial Banks - 0.4%
Wells Fargo & Co., 8.00% ▲	80,025	$1,785
Total Preferred Stock (cost $1,536)

COMMON STOCKS - 90.8%
Aerospace & Defense - 5.5%
General Dynamics Corp.	214,353	11,873
Lockheed Martin Corp.	169,162	13,643
Biotechnology - 1.3%
Genzyme Corp. ‡	18,845	1,049
Gilead Sciences, Inc. ‡	103,234	4,836
Capital Markets - 5.1%
Goldman Sachs Group, Inc.	135,714	20,010
Morgan Stanley	132,160	3,768
Chemicals - 9.4%
Air Products & Chemicals, Inc.	68,668	4,435
Dow Chemical Co.	485,458	7,835
Monsanto Co.	164,522	12,231
Potash Corp. of Saskatchewan, Inc.	92,199	8,579
Praxair, Inc.	145,084	10,311
Commercial Banks - 5.7%
U.S. Bancorp	491,440	8,807
Wells Fargo & Co.	702,561	17,044
Communications Equipment - 3.8%
Juniper Networks, Inc. ‡	87,675	2,069
Qualcomm, Inc.	349,060	15,778
Computers & Peripherals - 6.8%
Apple, Inc. ‡	134,233	19,118
International Business Machines Corp.	118,044	12,326
Consumer Finance - 0.6%
American Express Co.	129,734	3,015
Diversified Financial Services - 4.4%
JPMorgan Chase & Co.	606,605	20,691
Electrical Equipment - 0.3%
First Solar, Inc. ‡	7,999	1,297
Energy Equipment & Services - 4.5%
Transocean, Ltd. ‡	278,471	20,688
Food & Staples Retailing - 5.6%
Costco Wholesale Corp.	196,547	8,982
CVS Caremark Corp.	389,913	12,426
Wal-Mart Stores, Inc.	100,036	4,846
Hotels, Restaurants & Leisure - 9.3%
McDonald’s Corp.	546,685	31,429
Wynn Resorts, Ltd. ‡	68,251	2,409
Yum! Brands, Inc.	279,732	9,326
Internet Software & Services - 3.5%
Google, Inc. -Class A ‡	39,095	16,482
IT Services - 6.5%
Mastercard, Inc. -Class A	77,432	12,955
Visa, Inc. -Class A	279,451	17,399
Media - 0.5%
DIRECTV Group, Inc. ‡	95,705	2,365
Metals & Mining - 1.9%
BHP Billiton, Ltd. ADR	199,000	9,047
Oil, Gas & Consumable Fuels - 4.0%
EOG Resources, Inc.	22,358	1,519
Petroleo Brasileiro SA ADR	364,843	14,951
XTO Energy, Inc.	57,142	2,179
Pharmaceuticals - 1.3%
Abbott Laboratories	135,446	6,371
Road & Rail - 5.7%
Norfolk Southern Corp.	217,210	8,182
Union Pacific Corp.	357,639	18,619
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	423,042	3,981
Specialty Retail - 2.0%
Lowe’s Cos., Inc.	472,042	9,162
Textiles, Apparel & Luxury Goods - 2.2%
Nike, Inc. -Class B	200,885	10,402

Total Common Stocks (cost $430,510)		422,435

	Principal
REPURCHASE AGREEMENT - 9.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $45,706 on 07/01/2009 •	$45,706	45,706

Total Repurchase Agreement (cost $45,706)

Total Investment Securities (cost $477,752) #		469,926
Other Assets and Liabilities — Net		(4,554)

Net Assets		$465,372

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Obligation with a zero coupon interest rate, a maturity date of 12/03/2009, and with a market value plus accrued interest of $46,624.

#	Aggregate cost for federal income tax purposes is $477,752. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,801 and $34,627, respectively. Net unrealized depreciation for tax purposes is $7,826.
DEFINITION:
ADR	American Depositary Receipt
The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$65,093	$—	$—	$65,093
Equities — Consumer Staples	26,254	—	—	26,254
Equities — Energy	39,337	—	—	39,337
Equities — Financials	75,119	—	—	75,119
Equities — Health Care	12,256	—	—	12,256
Equities — Industrials	53,614	—	—	53,614
Equities — Information Technology	100,109	—	—	100,109
Equities — Materials	52,438	—	—	52,438
Cash & Cash Equivalent — Repurchase Agreement	—	45,706	—	45,706

Total	$424,220	$45,706	$—	$469,926

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $432,046)	$424,220
Repurchase agreement, at value (cost: $45,706)	45,706
Receivables:
Shares sold	9
Dividends	575
Dividend reclaims	50

470,560

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	4,450
Shares redeemed	345
Management and advisory fees	323
Distribution and service fees	2
Trustees fees	1
Administration fees	8
Printing fees	11
Other	48

5,188

Net assets	$465,372

Net assets consist of:
Capital stock ($.01 par value)	$605
Additional paid-in capital	627,899
Undistributed net investment income	5,848
Accumulated net realized loss from investment securities and foreign currency transactions	(161,154)
Net unrealized appreciation (depreciation) on:
Investment securities	(7,826)

Net assets	$465,372

Net assets by class:
Initial Class	$456,072
Service Class	9,300
Shares outstanding:
Initial Class	59,292
Service Class	1,222
Net asset value and offering price per share:
Initial Class	$7.69
Service Class	7.61
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $16)	$3,383
Interest income	2
Securities lending income (net)	50

3,435

Expenses:
Management and advisory	1,663
Printing and shareholder reports	9
Custody	45
Administration	43
Legal	9
Audit and tax	10
Trustees	8
Transfer agent	6
Distribution and service:
Service Class	11
Other	5

Total expenses	1,809

Net investment income	1,626

Net realized gain (loss) on transactions from:
Investment securities	(47,462)
Foreign currency transactions	(1)

(47,463)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	63,762

Net realized and unrealized gain	16,299

Net increase in net assets resulting from operations	$17,925

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$1,626	$3,784
Net realized gain (loss) from investment securities and foreign currency transactions	(47,463)	(112,111)
Change in net unrealized appreciation (depreciation) on investment securities	63,762	(197,453)

Net increase (decrease) in net assets resulting from operations	17,925	(305,780)

Distributions to shareholders:
From net investment income:
Initial Class	—	(2,847)
Service Class	—	(33)

	—	(2,880)

From net realized gains:
Initial Class	—	(19,342)
Service Class	—	(466)

	—	(19,808)

Total distributions to shareholders	—	(22,688)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,201	69,476
Service Class	1,907	5,385

	16,108	74,861

Dividends and distributions reinvested:
Initial Class	—	22,189
Service Class	—	499

	—	22,688

Cost of shares redeemed:
Initial Class	(9,739)	(43,525)
Service Class	(1,359)	(7,536)

	(11,098)	(51,061)

Net increase in net assets from capital shares transactions	5,010	46,488

Net increase (decrease) in net assets	22,935	(281,980)

Net assets:
Beginning of period/year	442,437	724,417

End of period/year	$465,372	$442,437

Undistributed net investment income (loss)	$5,848	$4,222

Share activity:
Shares issued:
Initial Class	1,884	6,256
Service Class	262	511

	2,146	6,767

Shares issued-reinvested from distributions:
Initial Class	—	2,097
Service Class	—	48

	—	2,145

Shares redeemed:
Initial Class	(1,370)	(4,109)
Service Class	(198)	(755)

	(1,568)	(4,864)

Net increase (decrease) in shares outstanding:
Initial Class	514	4,244
Service Class	64	(196)

	578	4,048

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ending June 30, 2009)
For a share outstanding throughout each period

					Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.38		$12.96	$10.88	$10.34	$9.53	$8.49
Investment operations
Net investment income(a)	0.03		0.06	0.07	0.02	0.01	0.01
Net realized and unrealized gain (loss)	0.28		(5.25)	2.13	0.53	0.81	1.03

Total operations	0.31		(5.19)	2.20	0.55	0.82	1.04

Distributions
From net investment income	—		(0.05)	— (b)	(0.01)	(0.01)	—
From net realized gains	—		(0.34)	(0.12)	—	—	—

Total distributions	—		(0.39)	(0.12)	(0.01)	(0.01)	—

Net asset value
End of period/year	$7.69		$7.38	$12.96	$10.88	$10.34	$9.53

Total return(c)	4.20	%(d)	(40.95)%	20.40%	5.36%	8.58%	12.25%
Net assets end of period/year (000’s)	$456,072		$433,973	$707,025	$211,386	$194,775	$143,150
Ratio and supplemental data
Expenses to average net assets	0.84	%(e)	0.82%	0.81%	0.87%	0.88%	0.87%
Net investment income, to average net assets	0.77	%(e)	0.63%	0.55%	0.17%	0.15%	0.15%
Portfolio turnover rate	41	%(d)	77%	56%	67%	66%	80%
For a share outstanding throughout each period

					Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.31		$12.85	$10.81	$10.28	$9.50	$8.48
Investment operations
Net investment income (loss)(a)	0.02		0.04	0.04	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.28		(5.21)	2.12	0.54	0.79	1.03

Total operations	0.30		(5.17)	2.16	0.53	0.78	1.02

Distributions
From net investment income	—		(0.03)	—	—	—	—
From net realized gains	—		(0.34)	(0.12)	—	—	—

Total distributions	—		(0.37)	(0.12)	—	—	—

Net asset value
End of period/year	$7.61		$7.31	$12.85	$10.81	$10.28	$9.50

Total return(c)	4.10	%(d)	(41.13)%	20.13%	5.16%	8.21%	12.03%
Net assets end of period/year (000’s)	$9,300		$8,464	$17,392	$12,820	$12,217	$5,818
Ratio and supplemental data
Expenses to average net assets	1.09	%(e)	1.07%	1.06%	1.12%	1.13%	1.10%
Net investment income (loss), to average net assets	0.51	%(e)	0.36%	0.30%	(0.08)%	(0.12)%	(0.07)%
Portfolio turnover rate	41	%(d)	77%	56%	67%	66%	80%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Marsico Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $3 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV, a Netherlands corporation.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$32,639	7.01%
Transamerica Asset Allocation-Growth VP	66,919	14.38
Transamerica Asset Allocation-Moderate VP	87,578	18.82
Transamerica Asset Allocation-Moderate Growth VP	207,392	44.57

Total	$394,528	84.78%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the period ended June 30, 2009 were $7.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$176,739
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	156,798
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Jennison Growth VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

11

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Marsico Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Columbia Management Advisors, LLC (the “Sub-Adviser”) and the portfolio management agreement (the “Portfolio Management Agreement”) between the Sub-Adviser and Marsico Capital Management (“MCM”), to determine whether the agreements should be renewed. The Board noted that the Sub-Adviser has entered into an agreement with MCM to provide portfolio management services for the Portfolio.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM, the Sub-Adviser and MCM such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser and MCM. The Trustees also carefully considered information they had previously received from TAM, the Sub-Adviser and MCM as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory, Sub-Advisory and Portfolio Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and MCM to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed MCM’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for MCM and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and MCM are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and MCM for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and MCM, TAM’s management oversight process and the professional qualifications of the portfolio management team of MCM. The Trustees determined that TAM and MCM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and MCM, the Board concluded that TAM and MCM are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or MCM from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and MCM from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that MCM is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements MCM may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of MCM. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement for the Portfolio.

12

Transamerica MFS International Equity VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica MFS International Equity VP
Initial Class	$1,000.00	$1,038.20	$5.61	$1,019.29	$5.56	1.11%
Service Class	1,000.00	1,038.60	6.87	1,018.05	6.80	1.36

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.1%
Repurchase Agreement	0.3
Other Assets and Liabilities — net(a)	0.6

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 0.4%
QBE Insurance Group, Ltd.	37,300	$598
Austria - 0.5%
Erste Group Bank AG	32,529	878
Bermuda - 1.0%
Li & Fung, Ltd.	608,000	1,632
Canada - 2.1%
Canadian National Railway Co.	82,430	3,541
Czech Republic - 0.7%
Komercni Banka AS	7,855	1,087
France - 19.4%
Air Liquide SA	31,779	2,903
AXA SA	189,970	3,568
Danone	33,911	1,674
GDF Suez	97,333	3,624
Legrand SA	105,570	2,301
Moet Hennessy Louis Vuitton SA	72,660	5,545
Pernod-Ricard SA	40,312	2,537
Schneider Electric SA	64,330	4,901
Total SA	60,170	3,248
Vivendi	65,461	1,564
Germany - 10.7%
Bayer AG	68,030	3,647
Beiersdorf AG	18,800	884
Deutsche Boerse AG	21,270	1,649
E.ON AG	42,029	1,487
Linde AG	62,740	5,143
Merck KGAA	34,420	3,501
SAP AG	34,130	1,373
Hong Kong - 0.6%
CNOOC, Ltd.	855,000	1,060
India - 1.5%
Infosys Technologies, Ltd. ADR	67,270	2,474
Italy - 0.7%
Intesa Sanpaolo SpA ‡	354,106	1,140
Japan - 12.4%
AEON Credit Service Co., Ltd.	94,600	1,240
Canon, Inc.	101,200	3,320
Fanuc, Ltd.	27,400	2,207
Hirose Electric Co., Ltd.	10,600	1,133
Hoya Corp.	157,800	3,171
INPEX Corp.	408	3,270
KAO Corp.	117,000	2,557
Konica Minolta Holdings, Inc.	54,500	570
Lawson, Inc.	19,100	841
Shin-Etsu Chemical Co., Ltd.	30,500	1,418
Tokyo Electron, Ltd.	15,200	737
Jersey Channel Island - 1.7%
WPP PLC	427,865	2,839
Korea, Republic of - 1.2%
Samsung Electronics Co., Ltd.	4,173	1,939
Mexico - 1.2%
America Movil SAB de CV -Series L ADR	35,510	1,374
Grupo Modelo SAB de CV -Series C ‡	167,000	593
Netherlands - 7.0%
ASML Holding NV	43,803	947
Heineken NV	142,420	5,283
TNT NV	136,152	2,644
Wolters Kluwer NV	154,730	2,702
Singapore - 1.2%
Singapore Telecommunications, Ltd.	987,700	2,046
South Africa - 0.8%
MTN Group, Ltd.	85,200	1,307
Switzerland - 16.1%
Actelion, Ltd. ‡	28,867	1,510
Compagnie Financiere Richemont SA	76,272	1,585
Givaudan SA	5,176	3,170
Julius Baer Holding AG	58,865	2,285
Nestle SA	204,923	7,718
Roche Holding AG	53,410	7,261
Sonova Holding AG	16,020	1,302
Swiss Reinsurance	28,280	935
UBS AG ‡	66,301	811
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	199,072	1,873
United Kingdom - 17.1%
BHP Billiton, Ltd.	41,560	933
Burberry Group PLC	194,700	1,355
Diageo PLC	283,790	4,069
GlaxoSmithKline PLC	64,330	1,131
HSBC Holdings PLC	268,295	2,218
Ladbrokes PLC	319,050	966
Reckitt Benckiser Group PLC	139,480	6,347
Royal Dutch Shell PLC -Class A	116,100	2,899
Smiths Group PLC	141,392	1,632
Standard Chartered PLC	138,608	2,600
Tesco PLC	220,740	1,284
William Hill PLC	810,790	2,621
United States - 1.7%
Synthes, Inc.	29,150	2,814

Total Common Stocks (cost $211,702)		163,416

	Principal

REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $524 on 07/01/2009 •	$524	524

Total Repurchase Agreement (cost $524)

Total Investment Securities (cost $212,226) #		163,940
Other Assets and Liabilities - Net		1,004

Net Assets		$164,944

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Pharmaceuticals	9.6%	$15,540
Chemicals	7.7	12,634
Beverages	7.7	12,482
Oil, Gas & Consumable Fuels	6.4	10,477
Food Products	5.7	9,392
Household Products	5.4	8,904
Textiles, Apparel & Luxury Goods	5.2	8,485
Commercial Banks	4.8	7,923
Electrical Equipment	4.4	7,202
Media	4.3	7,105
Semiconductors & Semiconductor Equipment	3.3	5,496
Insurance	3.2	5,101
Electronic Equipment & Instruments	2.6	4,304
Health Care Equipment & Supplies	2.5	4,116
Office Electronics	2.4	3,890
Multi-Utilities	2.2	3,624
Hotels, Restaurants & Leisure	2.2	3,587
Road & Rail	2.2	3,541
Capital Markets	1.9	3,096
Wireless Telecommunication Services	1.6	2,681
Air Freight & Logistics	1.6	2,644
IT Services	1.5	2,474
Machinery	1.3	2,207
Food & Staples Retailing	1.3	2,125
Diversified Telecommunication Services	1.2	2,046
Diversified Financial Services	1.0	1,649
Distributors	1.0	1,632
Industrial Conglomerates	1.0	1,632
Biotechnology	0.9	1,510
Electric Utilities	0.9	1,487
Software	0.8	1,373
Consumer Finance	0.8	1,240
Metals & Mining	0.6	933
Personal Products	0.5	884

Investment Securities, at Value	99.7	163,416
Short-Term Investments	0.3	524

Total Investments	100.0%	$163,940

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.23%, a maturity date of 03/01/2035, and with a market value plus accrued interest of $537.

#	Aggregate cost for federal income tax purposes is $212,226. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,270 and $52,556, respectively. Net unrealized depreciation for tax purposes is $48,286.
The notes to the financial statements are an integral part of this report.

3

DEFINITIONS:

ADR	American Depositary Receipt

MTN	Medium Term Note

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$20,808	$—	$—	$20,808
Equities — Consumer Staples	33,785	—	—	33,785
Equities — Energy	10,477	—	—	10,477
Equities — Financials	19,010	—	—	19,010
Equities — Health Care	21,166	—	—	21,166
Equities — Industrials	17,226	—	—	17,226
Equities — Information Technology	17,538	—	—	17,538
Equities — Materials	13,567	—	—	13,567
Equities — Telecommunication Services	4,728	—	—	4,728
Equities — Utilities	5,111	—	—	5,111
Cash & Cash Equivalent — Financials	—	524	—	524

Total	$163,416	$524	$—	$163,940

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $211,702)	$163,416
Repurchase agreement, at value (cost: $524)	524
Foreign currency (cost: $642)	642
Receivables:
Investment securities sold	58
Shares sold	59
Dividends	176
Dividend reclaims	631

165,506

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	110
Shares redeemed	210
Management and advisory fees	138
Distribution and service fees	2
Trustees fees	1
Administration fees	3
Printing fees	32
Other	66

562

Net assets	$164,944

Net assets consist of:
Capital stock ($.01 par value)	$319
Additional paid-in capital	229,492
Undistributed net investment income	7,004
Accumulated net realized loss from investment securities and foreign currency transactions	(23,616)
Net unrealized appreciation (depreciation) on:
Investment securities	(48,286)
Translation of assets and liabilities denominated in foreign currencies	31

Net assets	$164,944

Net assets by class:
Initial Class	$157,046
Service Class	7,898
Shares outstanding:
Initial Class	30,353
Service Class	1,547
Net asset value and offering price per share:
Initial Class	$5.17
Service Class	5.11
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $426)	$3,120
Securities lending income (net)	24

3,144

Expenses:
Management and advisory	710
Printing and shareholder reports	29
Custody	81
Administration	15
Legal	3
Audit and tax	9
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	8
Other	2

Total expenses	862

Net investment income	2,282

Net realized gain (loss) on transactions from:
Investment securities	(12,993)
Foreign currency transactions	17

(12,976)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	15,170
Translation of assets and liabilities denominated in foreign currencies	14

Change in unrealized appreciation (depreciation)	15,184

Net realized and unrealized gain	2,208

Net increase in net assets resulting from operations	$4,490

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$2,282	$5,248
Net realized gain (loss) from investment securities and foreign currency transactions	(12,976)	(9,928)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	15,184	(103,534)

Net increase (decrease) in net assets resulting from operations	4,490	(108,214)

Distributions to shareholders:
From net investment income:
Initial Class	—	(4,243)
Service Class	—	(198)

	—	(4,441)

From net realized gains:
Initial Class	—	(28,126)
Service Class	—	(1,506)

	—	(29,632)

Total distributions to shareholders	—	(34,073)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,251	16,215
Service Class	1,192	5,954

	7,443	22,169

Dividends and distributions reinvested:
Initial Class	—	32,369
Service Class	—	1,704

	—	34,073

Cost of shares redeemed:
Initial Class	(20,508)	(73,603)
Service Class	(1,162)	(7,635)

	(21,670)	(81,238)

Net decrease in net assets from capital shares transactions	(14,227)	(24,996)

Net decrease in net assets	(9,737)	(167,283)

Net assets:
Beginning of period/year	174,681	341,964

End of period/year	$164,944	$174,681

Undistributed net investment income	$7,004	$4,722

Share activity:
Shares issued:
Initial Class	1,327	2,262
Service Class	253	803

	1,580	3,065

Shares issued-reinvested from distributions:
Initial Class	—	4,927
Service Class	—	262

	—	5,189

Shares redeemed:
Initial Class	(4,522)	(10,488)
Service Class	(262)	(1,175)

	(4,784)	(11,663)

Net (decrease) in shares outstanding:
Initial Class	(3,195)	(3,299)
Service Class	(9)	(110)

	(3,204)	(3,409)

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for period ended June 30, 2009)
For a share outstanding throughout each period

					Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$4.98		$8.88	$10.03	$8.75	$8.61	$7.53
Investment operations
Net investment income(a)	0.07		0.15	0.18	0.08	0.11	0.05
Net realized and unrealized gain (loss)	0.12		(3.04)	0.63	1.88	0.92	1.03

Total operations	0.19		(2.89)	0.81	1.96	1.03	1.08

Distributions
From net investment income	—		(0.13)	(0.10)	(0.14)	(0.07)	—
From net realized gains	—		(0.88)	(1.86)	(0.54)	(0.82)	—

Total distributions	—		(1.01)	(1.96)	(0.68)	(0.89)	—

Net asset value
End of period/year	$5.17		$4.98	$8.88	$10.03	$8.75	$8.61

Total return(b)	3.82	%(c)	(35.29)%	9.15%	23.07%	12.86%	14.34%
Net assets end of period/year (000’s)	$157,045		$167,025	$327,306	$354,278	$265,260	$235,949
Ratio and supplemental data
Expenses to average net assets	1.11	%(d)	1.05%	1.05%	1.07%	1.10%	1.09%
Net investment income, to average net assets	2.98	%(d)	2.03%	1.77%	0.79%	1.30%	0.70%
Portfolio turnover rate	8	%(c)	26%	35%	138%	103%	125%
For a share outstanding throughout each period

					Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$4.92		$8.80	$9.97	$8.70	$8.59	$7.52
Investment operations
Net investment income(a)	0.06		0.12	0.12	0.05	0.08	0.03
Net realized and unrealized gain (loss)	0.13		(3.01)	0.66	1.89	0.91	1.04

Total operations	0.19		(2.89)	0.78	1.94	0.99	1.07

Distributions
From net investment income	—		(0.11)	(0.09)	(0.13)	(0.06)	—
From net realized gains	—		(0.88)	(1.86)	(0.54)	(0.82)	—

Total distributions	—		(0.99)	(1.95)	(0.67)	(0.88)	—

Net asset value
End of period/year	$5.11		$4.92	$8.80	$9.97	$8.70	$8.59

Total return(b)	3.86	%(c)	(35.54)%	8.87%	22.92%	12.42%	14.23%
Net assets end of period/year (000’s)	$7,898		$7,656	$14,658	$8,120	$3,850	$2,215
Ratio and supplemental data
Expenses to average net assets	1.36	%(d)	1.31%	1.30%	1.32%	1.35%	1.35%
Net investment income, to average net assets	2.75	%(d)	1.76%	1.27%	0.55%	0.97%	0.40%
Portfolio turnover rate	8	%(c)	26%	35%	138%	103%	125%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica BlackRock Tactical Allocation VP	$215	0.13%

Total	$215	0.13%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.925%
Over $250 million up to $500 million	0.90%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.125% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$12,126
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	24,412
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENT
Effective August 1, 2009, there is a change in the investment advisory fees. The new advisory fees will be changed to the following breakpoints:

First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica MFS International Equity VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and MFS Investment Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with median for its peer group and above the median for its peer universe and that the total expenses of the Portfolio were in line with the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica MFS High Yield VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica MFS High Yield VP
Initial Class	$1,000.00	$1,226.60	$4.42	$1,020.83	$4.01	0.80%
Service Class	1,000.00	1,225.60	5.85	1,019.54	5.31	1.06

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Corporate Debt Securities	78.2%
Loan Assignments	5.6
Repurchase Agreement	5.0
Foreign Government Obligations	4.5
Mortgage-Backed Securities	3.4
Common Stocks	0.6
Preferred Stocks	0.4
Asset-Backed Securities	0.2
Other Assets and Liabilities — net(a)	2.1

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
Argentina Bonos
1.68%, 08/03/2012 *	$1,767	$428
Banco Nacional de Desenvolvimento Economico e Social
6.37%, 06/16/2018 -144A	175	172
6.50%, 06/10/2019 -144A §	567	568
Emirate of Abu Dhabi
6.75%, 04/08/2019 -144A	120	124
Indonesia Government International Bond
10.38%, 05/01/2014 -144A	115	131
Industrial Bank of Korea
7.13%, 04/23/2014 -144A	357	368
Mubadala Development Co.
7.63%, 05/06/2019 -144A	878	887
Republic of Argentina
1.68%, 08/03/2009 *	1,767	223
Republic of Brazil
5.88%, 01/15/2019	179	181
6.00%, 01/17/2017	125	128
8.00%, 01/15/2018	451	505
8.88%, 10/14/2019	187	229
Republic of Colombia
7.38%, 03/18/2019	272	290
Republic of El Salvador
8.25%, 04/10/2032	700	637
Republic of Indonesia
6.88%, 01/17/2018	233	226
Republic of Indonesia
6.88%, 01/17/2018 -144A	323	308
Republic of Panama
7.25%, 03/15/2015	621	677
Republic of Peru
6.55%, 03/14/2037	1,003	973
7.13%, 03/30/2019	176	188
Republic of South Africa
6.88%, 05/27/2019	100	103
Republic of the Philippines
9.50%, 02/02/2030	211	257
Republic of Turkey
6.88%, 03/17/2036	1,200	1,098
7.00%, 03/11/2019	446	447
7.50%, 11/07/2019	136	141
Republic of Ukraine
6.39%, 06/26/2012	336	259
Republic of Uruguay
8.00%, 11/18/2022	500	523
9.25%, 05/17/2017	1,168	1,336
Republic of Venezuela
7.00%, 12/01/2018	392	229
State of Qatar
5.15%, 04/09/2014 -144A	616	617
6.55%, 04/09/2019 -144A	423	433
Telemar Norte Leste SA
9.50%, 04/23/2019 -144A	565	615

Total Foreign Government Obligations (cost $13,554)		13,301

MORTGAGE-BACKED SECURITIES - 3.4%
Banc of America Commercial Mortgage, Inc.
Series 2006-6, Class AM
5.39%, 10/10/2045	507	284
Series 2007-3, Class A4
5.84%, 06/10/2049	1,275	902
Series 2007-4, Class AM
6.00%, 02/10/2051	494	247
Series 2007-5, Class AM
5.77%, 02/10/2051	2,111	978
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class E
5.89%, 07/20/2017	971	174
Credit Suisse Mortgage Capital Certificates
Series 2006-C5, Class AM
5.34%, 12/15/2039	468	223
CWCapital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	350	252
Falcon Franchise Loan LLC
Series 2003-1, Class IO
4.00%, 01/05/2025 -144A § IO	2,803	200
First Union National Bank Commercial Mortgage
Series 2000-C2, Class H
6.75%, 10/15/2032	1,305	758
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP8, Class AM
5.44%, 05/15/2045	1,472	839
Series 2007-CB18, Class AM
5.47%, 06/12/2047	1,000	487
Series 2007-LD12, Class C
6.26%, 02/15/2051	720	152
Series 2007-LDPX, Class A3
5.42%, 01/15/2049	1,995	1,468
Merrill Lynch Mortgage Trust
Series 2007-C1, Class B
6.02%, 06/12/2050	720	178
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class AM
5.20%, 12/12/2049	1,592	715
Series 2007-7, Class A4
5.81%, 06/12/2050	1,235	883
Series 2007-7, Class AM
5.90%, 06/12/2050	408	193
Morgan Stanley Capital I
Series 2004-RR, Class FX
1.30%, 04/28/2039 -144A § IO	9,576	190
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class D
5.94%, 04/15/2047	570	82
Series 2007-C33, Class AM
6.10%, 02/15/2051	1,594	728

Total Mortgage-Backed Securities (cost $15,556)		9,933

ASSET-BACKED SECURITIES - 0.2%
Airlie LCDO Ltd.
Series 2006-AV3A, Class D
2.51%, 12/22/2011 -144A * § Ә	860	137
Babson CLO, Ltd.
Series 2006-1A, Class D
2.63%, 07/15/2018 -144A *	785	116
Centerline, Inc.
Series 2004-RR3, Class H
6.09%, 09/21/2045 -144A §	1,515	91
The notes to the financial statements are an integral part of this report.

2

		Principal	Value
Crest, Ltd.
Series 2004-1A, Class G2
7.00%, 01/28/2040 ∞		$1,422	$107
CWCapital Cobalt, Ltd.
Series 2005-1A, Class F2
6.23%, 05/25/2045 -144A §		1,112	22
Series 2006-2A, Class F
2.46%, 04/26/2050 - 04/26/2050 -144A * §		500	10
Series 2006-2A, Class G
2.66%, 04/26/2050 144A * §		500	10
Wachovia CRE CDO
Series 2006-1A, Class G
1.96%, 09/25/2026 -144A * §		432	17

Total Asset-Backed Securities (cost $6,843)			510

CORPORATE DEBT SECURITIES - 78.2%
Aerospace & Defense - 1.4%
Bombardier, Inc.
6.30%, 05/01/2014 -144A		875	766
L-3 Communications Corp.
5.88%, 01/15/2015		670	595
6.13%, 01/15/2014		1,095	1,018
Transdigm, Inc.
7.75%, 07/15/2014		600	570
Vought Aircraft Industries, Inc.
8.00%, 07/15/2011		2,010	1,256
Airlines - 1.5%
American Airlines Pass-Through Trust
7.86%, 10/01/2011		1,665	1,561
10.38%, 07/02/2017		600	606
Continental Airlines, Inc.
6.75%, 09/15/2018		216	158
6.90%, 07/02/2018		355	270
7.34%, 04/19/2014		1,897	1,346
Delta Air Lines, Inc.
7.11%, 03/18/2013		510	474
Auto Components - 0.6%
Goodyear Tire & Rubber Co.
9.00%, 07/01/2015		1,775	1,757
10.50%, 05/15/2016		145	146
Building Products - 1.4%
Associated Materials, Inc.
9.75%, 04/15/2012		645	564
Building Materials Corp. of America
7.75%, 08/01/2014		790	703
Nortek, Inc.
8.50%, 09/01/2014		755	215
10.00%, 12/01/2013		1,360	1,092
Owens Corning
9.00%, 06/15/2019		710	689
Ply Gem Industries, Inc.
11.75%, 06/15/2013		1,195	771
Chemicals - 2.5%
Ashland, Inc.
9.13%, 06/01/2017 -144A		1,390	1,446
Dow Chemical Co.
8.55%, 05/15/2019		1,075	1,077
JohnsonDiversey, Inc.
9.63%, 05/15/2012		1,590	1,702
Koppers Holdings, Inc.
9.88%, 11/15/2014 Ђ		1,779	1,597
Momentive Performance Materials, Inc.
10.13%, 12/01/2014		1,013	385
11.50%, 12/01/2016		414	116
Momentive Performance Materials, Inc.
12.50%, 06/15/2014 -144A §		850	445
Nalco Co.
7.75%, 11/15/2011		70	70
8.88%, 11/15/2013		450	459
Commercial Banks - 0.3%
Kookmin Bank
7.25%, 05/14/2014 -144A		300	310
RSHB Capital SA
7.13%, 01/14/2014 Reg S		549	520
7.13%, 01/14/2014 -144A		100	94
9.00%, 06/11/2014 -144A §		103	104
Commercial Services & Supplies - 1.1%
Corrections Corp. of America
6.25%, 03/15/2013		1,000	948
7.75%, 06/01/2017		385	379
Geo Group, Inc.
8.25%, 07/15/2013		870	848
Iron Mountain, Inc.
6.63%, 01/01/2016		1,130	1,011
Quebecor World Capital Corp.
6.13%, 11/15/2013 Џ		690	59
Consumer Finance - 1.0%
Ford Motor Credit Co. LLC
9.75%, 09/15/2010		1,590	1,523
12.00%, 05/15/2015		1,391	1,301
Containers & Packaging - 1.8%
Crown Americas
7.63%, 11/15/2013		1,140	1,111
Graham Packaging Co., Inc.
9.88%, 10/15/2014		1,100	1,023
Graphic Packaging International, Inc.
9.50%, 08/15/2013		1,135	1,084
Greif, Inc.
6.75%, 02/01/2017		1,175	1,078
Jefferson Smurfit Corp.
8.25%, 10/01/2012 Џ		725	272
Owens Brockway Glass Container, Inc.
8.25%, 05/15/2013		745	749
Smurfit-Stone Container Enterprises, Inc.
8.00%, 03/15/2017 Џ		329	122
Distributors - 0.2%
Kar Holdings, Inc.
5.17%, 05/01/2014 *		660	497
Diversified Consumer Services - 0.8%
Service Corp. International
7.00%, 06/15/2017		1,660	1,502
7.38%, 10/01/2014		1,035	978
Diversified Financial Services - 7.2%
Bank of America Corp.
8.00%, 01/30/2018 ■ Ž		2,660	2,221
El Paso Performance-Linked Trust
7.75%, 07/15/2011 -144A		1,445	1,418
FCE Bank
7.13%, 01/16/2012	EUR	2,400	2,844
Firekeepers Development Authority
13.88%, 05/01/2015 -144A		$530	489
Fresenius US Finance II, Inc.
9.00%, 07/15/2015 -144A		720	751
Global Village Telecom Finance LLC
12.00%, 06/30/2011 -144A		325	332
The notes to the financial statements are an integral part of this report.

3

	Principal	Value
Diversified Financial Services (continued)
GMAC, Inc.
6.75%, 12/01/2014 -144A	$1,550	$1,217
6.88%, 09/15/2011 -144A	3,510	3,070
7.00%, 02/01/2012 -144A	365	310
8.00%, 11/01/2031 -144A §	1,074	752
Hawker Beechcraft Acquisition Company LLC
8.50%, 04/01/2015	1,535	791
Independencia International, Ltd.
9.88%, 05/15/2015 -144A Џ	288	35
International Lease Finance Corp.
5.63%, 09/20/2013	530	400
ISA Capital Do Brasil SA
8.80%, 01/30/2017 Reg S	429	438
Janus Capital Group, Inc.
6.70%, 06/15/2017	1,715	1,498
JPMorgan Chase & Co.
7.90%, 04/30/2018 ■ Ž	2,130	1,864
Kar Holdings, Inc.
10.00%, 05/01/2015	1,330	1,091
Local TV Finance LLC
9.25%, 06/15/2015 -144A §	1,103	187
Nuveen Investments, Inc.
10.50%, 11/15/2015 -144A	795	549
Qwest Corp.
8.38%, 05/01/2016 -144A	395	381
Smurfit Kappa Funding PLC
7.75%, 04/01/2015	170	131
TDIC Finance, Ltd.
6.50%, 07/02/2014 -144A §	354	355
Diversified Telecommunication Services - 6.6%
Cincinnati Bell, Inc.
8.38%, 01/15/2014	2,200	2,034
Cricket Communications, Inc.
7.75%, 05/15/2016 -144A §	715	688
Digicel Group, Ltd.
12.00%, 04/01/2014 -144A §	54	53
Frontier Communications Corp.
8.25%, 05/01/2014	770	728
9.25%, 05/15/2011	1,219	1,271
Intelsat Jackson Holdings, Ltd.
9.50%, 06/15/2016 -144A	2,010	2,020
Nordic Telephone Co. Holdings ApS
8.88%, 05/01/2016 -144A	1,341	1,294
Qtel International Finance, Ltd.
6.50%, 06/10/2014 -144A §	164	167
7.88%, 06/10/2019 -144A §	693	705
Qwest Capital Funding, Inc.
7.25%, 02/15/2011	945	917
Qwest Communications International, Inc.
7.25%, 02/15/2011	475	461
Qwest Corp.
7.88%, 09/01/2011	650	650
8.88%, 03/15/2012	1,240	1,249
Sprint Capital Corp.
8.38%, 03/15/2012	1,200	1,182
8.75%, 03/15/2032	1,375	1,107
Virgin Media Finance PLC
9.13%, 08/15/2016	1,290	1,242
9.50%, 08/15/2016	565	557
Wind Acquisition Finance SA
10.75%, 12/01/2015 -144A § Ђ	1,730	1,730
Windstream Corp.
8.63%, 08/01/2016	1,500	1,436
Electric Utilities - 1.3%
Calpine Construction Finance Co., LP
8.00%, 06/01/2016 -144A	990	948
Majapahit Holding BV
7.25%, 06/28/2017 -144A	262	223
Mirant North America LLC
8.30%, 05/01/2011	800	798
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/2015 Ђ	3,080	1,917
Electrical Equipment - 0.2%
Baldor Electric Co.
8.63%, 02/15/2017	575	532
Electronic Equipment & Instruments - 0.5%
Innophos, Inc.
8.88%, 08/15/2014	1,600	1,464
Energy Equipment & Services - 0.6%
Atlas Pipeline Partners, LP
8.75%, 06/15/2018	935	640
El Paso Corp.
8.25%, 02/15/2016	545	530
Knight, Inc.
6.50%, 09/01/2012	500	489
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/2019 -144A	100	101
Food & Staples Retailing - 0.9%
Couche-Tard U.S. LP
7.50%, 12/15/2013	190	185
Rite Aid Corp.
7.50%, 03/01/2017	1,320	1,033
9.75%, 06/12/2016 -144A	745	745
Supervalue, Inc.
8.00%, 05/01/2016	600	582
Food Products - 2.1%
Alliance One International, Inc.
10.00%, 07/15/2016 -144A §	960	910
B&G Foods, Inc.
8.00%, 10/01/2011	1,105	1,097
Dean Foods Co.
7.00%, 06/01/2016	1,185	1,081
Del Monte Corp.
6.75%, 02/15/2015	2,205	2,089
Michael Foods, Inc.
8.00%, 11/15/2013	1,165	1,136
Health Care Equipment & Supplies - 1.8%
Biomet, Inc.
10.00%, 10/15/2017	1,165	1,186
11.63%, 10/15/2017	990	970
Cooper Cos., Inc.
7.13%, 02/15/2015	855	797
Universal Hospital Services, Inc.
5.94%, 06/01/2015 *	290	233
8.50%, 06/01/2015	1,435	1,353
VWR Funding, Inc.
10.25%, 07/15/2015	1,025	810
Health Care Providers & Services - 4.7%
Community Health Systems, Inc.
8.88%, 07/15/2015	2,955	2,896
DaVita, Inc.
6.63%, 03/15/2013	585	551
7.25%, 03/15/2015	1,743	1,638
The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Health Care Providers & Services (continued)
HCA, Inc.
6.38%, 01/15/2015	$1,085	$882
8.50%, 04/15/2019 -144A	1,385	1,357
9.25%, 11/15/2016	3,875	3,818
Psychiatric Solutions, Inc.
7.75%, 07/15/2015 -144A	375	343
7.75%, 07/15/2015	1,020	933
U.S. Oncology, Inc.
10.75%, 08/15/2014	1,355	1,341
Hotels, Restaurants & Leisure - 4.5%
Ameristar Casinos, Inc.
9.25%, 06/01/2014 -144A	1,070	1,091
Boyd Gaming Corp.
6.75%, 04/15/2014	1,830	1,483
Cinemark USA, Inc.
8.63%, 06/15/2019 -144A §	350	346
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 -144A Џ	900	34
Harrah’s Operating Co., Inc.
10.00%, 12/15/2018 -144A	3,096	1,781
Harrahs Operating Escrow LLC
11.25%, 06/01/2017 -144A	755	713
MGM Mirage, Inc.
5.88%, 02/27/2014	975	626
6.75%, 04/01/2013	930	621
7.50%, 06/01/2016	1,050	681
10.38%, 05/15/2014 -144A	170	176
11.13%, 11/15/2017 -144A	420	445
Pinnacle Entertainment, Inc.
7.50%, 06/15/2015	2,650	2,267
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	725	633
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018	485	416
7.88%, 05/01/2012	400	368
Station Casinos, Inc.
6.00%, 04/01/2012 Џ	490	169
6.50%, 02/01/2014 Џ	2,290	46
6.88%, 03/01/2016 Џ	2,540	64
Trump Entertainment Resorts, Inc.
8.50%, 06/01/2015 Џ	2,071	256
Wyndham Worldwide Corp.
6.00%, 12/01/2016	1,215	950
Household Durables - 0.4%
Jarden Corp.
7.50%, 05/01/2017	490	428
Lennar Corp.
12.25%, 05/15/2017 -144A	455	478
Visant Holding Corp.
8.75%, 12/01/2013	310	305
Independent Power Producers & Energy Traders - 2.7%
AES Corp.
8.00%, 10/15/2017	1,965	1,827
Edison Mission Energy
7.00%, 05/15/2017	1,885	1,447
Mirant North America LLC
7.38%, 12/31/2013	445	427
NRG Energy, Inc.
7.38%, 02/01/2016	4,045	3,828
RRI Energy, Inc.
7.88%, 06/15/2017	445	398
Industrial Conglomerates - 0.1%
AMH Holdings, Inc.
11.25%, 03/01/2014	785	345
Insurance - 0.2%
USI Holdings Corp.
9.75%, 05/15/2015 -144A §	1,030	690
Internet & Catalog Retail - 0.5%
Ticketmaster Entertainment, Inc.
10.75%, 07/28/2016 -144A	1,515	1,348
Internet Software & Services - 0.1%
Terremark Worldwide, Inc.
12.00%, 06/17/2017 -144A §	200	192
IT Services - 1.2%
Aramark Corp.
8.50%, 02/01/2015	900	873
SunGard Data Systems, Inc.
9.13%, 08/15/2013	1,505	1,422
10.25%, 08/15/2015	1,588	1,467
Leisure Equipment & Products - 0.2%
Royal Caribbean Cruises, Ltd.
11.88%, 07/15/2015 §	470	458
Machinery - 1.1%
Accuride Corp.
8.50%, 02/01/2015	1,040	208
Allison Transmission, Inc.
11.00%, 11/01/2015 -144A	2,795	2,208
Case New Holland, Inc.
7.13%, 03/01/2014	1,005	917
Media - 7.7%
Allbritton Communications Co.
7.75%, 12/15/2012	2,298	1,776
AMC Entertainment, Inc.
8.75%, 06/01/2019 -144A	970	912
11.00%, 02/01/2016	985	953
American Media Operations, Inc.
9.00%, 05/01/2013 -144A §	23	10
14.00%, 11/01/2013 -144A §	241	86
Bonten Media Acquisition Co.
9.00%, 06/01/2015 -144A §	1,411	282
Canwest Mediaworks, Ltd.
9.25%, 08/01/2015 -144A	450	45
Charter Communications Holdings GSV LLC
7.75%, 05/01/2017 -144A	410	400
Charter Communications Operating Holdings, LLC
8.75%, 11/15/2013 Џ	2,145	2,039
Charter Communications Operating, LLC
10.38%, 04/30/2014 -144A Џ	915	876
10.88%, 09/15/2014 -144A Џ	1,465	1,517
Clear Channel Communications, Inc.
10.75%, 08/01/2016	555	172
CSC Holdings, Inc.
6.75%, 04/15/2012	1,275	1,230
8.50%, 04/15/2014 -144A	380	377
Dex Media, Inc.
9.88%, 08/15/2013 Џ	2,553	389
DIRECTV Holdings LLC
7.63%, 05/15/2016	3,405	3,312
Idearc, Inc.
8.00%, 11/15/2016 Џ	999	26
Lamar Media Corp.
6.63%, 08/15/2015	2,365	2,070
LBI Media, Inc.
8.50%, 08/01/2017 -144A §	590	310
The notes to the financial statements are an integral part of this report.

5

	Principal	Value
Media (continued)
Lin Television Corp.
6.50%, 05/15/2013	$1,740	$1,253
Mediacom LLC Group
9.50%, 01/15/2013	660	629
Newport Television LLC
13.00%, 03/15/2017 -144A	1,755	140
Nexstar Broadcasting, Inc.
7.00%, 01/15/2010 -144A Ώ	1,309	373
7.00%, 08/13/2009	434	159
Nielsen Finance LLC
10.00%, 08/01/2014	1,090	1,031
11.50%, 05/01/2016 -144A	710	691
Tribune Co.
5.25%, 08/15/2015 Џ	1,045	52
Univision Communications, Inc.
9.75%, 03/15/2015 -144A	1,975	1,150
12.00%, 07/01/2014 -144A §	155	152
Videotron Ltee
6.88%, 01/15/2014	375	347
Young Broadcasting, Inc.
8.75%, 01/15/2014 Џ	535	1
Metals & Mining - 2.2%
FMG Finance Property, Ltd.
10.63%, 09/01/2016 -144A	1,700	1,632
Freeport-McMoRan Copper & Gold, Inc.
5.00%, 04/01/2015 *	790	739
8.38%, 04/01/2017	1,870	1,885
Nacional del Cobre de Chile Corp.
7.50%, 01/15/2019 -144A	106	121
Teck Resources, Ltd.
9.75%, 05/15/2014 -144A	410	424
10.75%, 05/15/2019 -144A	1,565	1,682
Multiline Retail - 1.1%
Dollar General Corp.
11.88%, 07/15/2017	245	265
Limited, Inc.
5.25%, 11/01/2014	940	799
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	385	350
5.75%, 07/15/2014	1,300	1,105
Neiman-Marcus Group, Inc.
10.38%, 10/15/2015	1,590	930
Oil, Gas & Consumable Fuels - 10.7%
Arch Western Finance LLC
6.75%, 07/01/2013	1,120	1,022
Atlas Pipeline Partners, LP
8.13%, 12/15/2015	1,450	1,037
Chaparral Energy, Inc.
8.88%, 02/01/2017	1,770	1,097
Chesapeake Energy Corp.
6.38%, 06/15/2015	1,755	1,561
7.00%, 08/15/2014	615	569
9.50%, 02/15/2015	1,410	1,421
Dynegy Holdings, Inc.
7.50%, 06/01/2015	960	800
7.75%, 06/01/2019	1,185	923
Forest Oil Corp.
7.25%, 06/15/2019	1,965	1,758
Hilcorp Energy I LP
9.00%, 06/01/2016 -144A	1,240	1,079
Kazmunaigaz Finance BV
8.38%, 07/02/2013 -144A	649	599
9.13%, 07/02/2018 -144A	437	390
Mariner Energy, Inc.
8.00%, 05/15/2017	1,190	988
McMoRan Exploration Co.
11.88%, 11/15/2014	730	618
Morgan Stanley Bank AG
9.63%, 03/01/2013 Reg S	630	646
9.63%, 03/01/2013 -144A	920	938
Newfield Exploration Co.
6.63%, 09/01/2014	1,330	1,217
Opti Canada, Inc.
8.25%, 12/15/2014	1,755	1,158
Peabody Energy Corp.
5.88%, 04/15/2016	470	414
7.38%, 11/01/2016	1,495	1,413
Pemex Project Funding Master Trust
5.75%, 03/01/2018	813	748
6.63%, 06/15/2035	28	25
Penn Virginia Corp.
10.38%, 06/15/2016	755	768
Petrobras International Finance Co.
7.88%, 03/15/2019	671	731
PetroHawk Energy Corp.
10.50%, 08/01/2014 -144A	1,205	1,232
Petroleos de Venezuela SA
5.25%, 04/12/2017	1,164	550
Petroleos Mexicanos
8.00%, 05/03/2019 -144A	632	686
Petroleum Co. of Trinidad & Tobago, Ltd.
6.00%, 05/08/2022 -144A	268	221
Plains Exploration & Production Co.
7.00%, 03/15/2017	1,835	1,605
Quicksilver Resources, Inc.
7.13%, 04/01/2016	1,920	1,498
8.25%, 08/01/2015	1,035	921
Range Resources Corp.
8.00%, 05/15/2019	500	492
Sandridge Energy, Inc.
8.00%, 06/01/2018 -144A	1,075	919
9.88%, 05/15/2016 -144A	295	285
Williams Partners, LP
7.25%, 02/01/2017	1,030	940
Paper & Forest Products - 1.4%
Buckeye Technologies, Inc.
8.50%, 10/01/2013	2,045	1,902
Georgia-Pacific LLC
7.13%, 01/15/2017 -144A	965	897
8.00%, 01/15/2024	495	421
Millar Western Forest Products, Ltd.
7.75%, 11/15/2013	1,545	711
Newpage Corp.
10.00%, 05/01/2012	425	204
Pipelines - 0.2%
Markwest Energy Finance Corp.
6.88%, 11/01/2014 -144A	860	710
Real Estate Investment Trusts - 0.5%
Host Hotels & Resorts, LP
7.13%, 11/01/2013	575	541
The notes to the financial statements are an integral part of this report.

6

	Principal	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, LP (continued)
6.75%, 06/01/2016	$760	$659
9.00%, 05/15/2017 -144A	215	205
Real Estate Management & Development - 0.3%
CB Richard Ellis Services, Inc.
11.63%, 06/15/2017 -144A §	350	341
Newland International Properties Corp.
9.50%, 11/15/2014 -144A	869	582
Road & Rail - 0.6%
Hertz Corp.
8.88%, 01/01/2014	1,440	1,324
Kansas City Southern Railway
8.00%, 06/01/2015	450	419
Semiconductors & Semiconductor Equipment - 0.6%
Avago Technologies Finance Ltd.
11.88%, 12/01/2015	815	813
Freescale Semiconductor, Inc.
8.88%, 12/15/2014	1,180	596
Spansion, Inc.
11.25%, 01/15/2016 -144A Џ	1,020	256
Software - 0.7%
First Data Corp.
9.88%, 09/24/2015	2,745	1,949
Specialty Retail - 1.4%
AmeriGas Partners, LP
7.13%, 05/20/2016	1,275	1,167
Collective Brands, Inc.
8.25%, 08/01/2013	760	703
Inergy, LP
6.88%, 12/15/2014	1,515	1,378
Michaels Stores, Inc.
10.00%, 11/01/2014	195	164
Sally Holdings LLC
10.50%, 11/15/2016	610	604
Tobacco - 0.3%
Altria Group, Inc.
9.70%, 11/10/2018	810	929
Wireless Telecommunication Services - 1.0%
Crown Castle International Corp.
9.00%, 01/15/2015	1,355	1,379
Metropcs Wireless, Inc.
9.25%, 11/01/2014	740	735
Nextel Communications, Inc.
6.88%, 10/31/2013	960	794

Total Corporate Debt Securities (cost $252,609)		230,366

	Shares

PREFERRED STOCKS - 0.4%
Diversified Financial Services - 0.4%
Bank of America Corp. 8.63% ▲ ‡	45,250	905
Preferred Blocker, Inc. 7.00% -144A ▲	707	304

Total Preferred Stocks (cost $1,354)		1,209

COMMON STOCKS - 0.6%
Diversified Telecommunication Services - 0.1%
Windstream Corp.	50,000	418
Hotels, Restaurants & Leisure - 0.1%
Pinnacle Entertainment, Inc. ‡	34,900	324
Media - 0.4%
American Media, Inc. ‡ Ә ∞	4,423	2
Cablevision Systems Corp. -Class A	12,700	247
Comcast Corp. -Class A	45,900	665
Time Warner Cable, Inc. -Class A	5,566	176
Oil, Gas & Consumable Fuels - 0.0%
Chevron Corp.	1,100	73

Total Common Stocks (cost $3,199)		1,905

	Principal

LOAN ASSIGNMENTS - 5.6%
Airlines - 0.5%
Hawker Beechcraft Acquisition Company LLC
2.41%, 03/26/2014 *	$2,117	1,455
2.60%, 03/26/2014 *	95	65
Automobiles - 1.5%
Dayco Products, LLC
9.86%, 12/31/2011 §	1,210	26
Federal-Mogul Corp.
2.26%, 12/27/2014	1,215	815
Ford Motor Co.
3.59%, 12/16/2013	2,909	2,116
General Motors Corp.
8.00%, 11/29/2013	1,009	1,004
Building Products - 0.1%
Building Materials Corporation of America
3.06%, 02/24/2014	209	183
Chemicals - 0.3%
LyondellBasell Cam Exchange
3.82%, 12/20/2013 §	281	123
4.07%, 12/20/2013 §	170	75
7.00%, 12/20/2013 §	736	324
LyondellBasell Chemical Company
5.82%, 12/15/2009 §	228	190
9.17%, 12/15/2009 §	228	160
Electronic Equipment & Instruments - 0.5%
First Data Corp.
3.06%, 09/24/2014	1,556	1,170
Freescale Semiconductor, Inc.
2.07%, 11/29/2013	579	427
Energy Equipment & Services - 0.8%
NRG Energy, Inc.
2.72%, 02/01/2013	394	372
2.82%, 02/01/2013	210	198
Texas Competitive Electric Holdings Company, LLC
3.82%, 10/10/2014	2,752	1,974
Hotels, Restaurants & Leisure - 0.2%
Green Valley Ranch Gaming, LLC
3.88%, 08/16/2014 §	1,626	236
MGM Mirage, Inc.
10/03/2011 §	394	308
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp.
3.48%, 03/29/2014	1,212	1,076
Machinery - 0.0%
Accuride Corporation
3.00%, 01/31/2012	181	141
Media - 0.9%
Charter Communications Operating, LLC
6.25%, 03/06/2014	933	847
Gray Television, Inc.
3.82%, 12/31/2014	684	425
Tribune Company
5.25%, 05/17/2014	1,866	572
The notes to the financial statements are an integral part of this report.

7

	Principal	Value
Media (continued)
Young Broadcasting, Inc.
4.75%, 11/03/2012	$1,627	$799
Specialty Retail - 0.4%
Michaels Stores, Inc.
2.76%, 10/31/2013	1,269	1,011
Toys “R” Us, Inc.
12/07/2010 §	932	429

Total Loan Assignments (cost $22,355)		16,521

REPURCHASE AGREEMENT - 5.0%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $14,857 on 07/01/2009 •	14,857	14,857

Total Repurchase Agreement (cost $14,857)

Total Investment Securities (cost $330,327) #		288,602
Other Assets and Liabilities — Net		6,217

Net Assets		$294,819

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

§	Illiquid. These securities aggregated $12,079, or 4.10%, of the Fund’s net assets.

IO	Interest Only.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

Џ	In default.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

▲	Rate shown reflects the yield at 06/30/2009.

‡	Non-income producing security.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 09/15/2024, and with a market value plus accrued interest of $15,156.

#	Aggregate cost for federal income tax purposes is $330,327. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,280 and $51,005, respectively. Net unrealized depreciation for tax purposes is $41,725.

♦	Amount rounds to less than $0.01.

∞	Restricted security. At 06/30/2009, the Fund owned the following securities (representing 0.04% of Net Assets) which were restricted as to public resale:

Description	Date of Acquisition	Principal	Cost	Value	Price
Crest, Ltd. 01/28/2040	10/22/2004	$1,422	$1,380	$107	$0.08

Description	Date of Acquisition	Shares	Cost	Value	Price
American Media, Inc.	01/29/2009	4,423	2	2	♦

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $59,637, or 20.22%, of the Fund’s net assets.

CDO	Collateralized Debt Obligation

CRE	Commercial Real Estate

EUR	Euro

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

8

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$1,412	$—	$2	$1,414
Equities — Energy	73	—	—	73
Equities — Financials	1,209	—	—	1,209
Equities — Telecommunication Services	418	—	—	418
Fixed Income — Asset-Backed Security	—	510	—	510
Fixed Income — Consumer Discretionary	—	61,351	—	61,351
Fixed Income — Consumer Staples	—	10,831	—	10,831
Fixed Income — Energy	—	38,705	—	38,705
Fixed Income — Financials	—	26,823	—	26,823
Fixed Income — Foreign Government Obligation	—	13,301	—	13,301
Fixed Income — Health Care	—	17,751	—	17,751
Fixed Income — Industrial	—	141	—	141
Fixed Income — Industrials	—	22,206	—	22,206
Fixed Income — Information Technology	—	10,437	—	10,437
Fixed Income — Materials	—	24,409	—	24,409
Fixed Income — Mortgage-Backed Security	—	9,733	200	9,933
Fixed Income — Telecommunication Services	—	23,393	373	23,766
Fixed Income — Utilities	—	10,467	—	10,467
Cash & Cash Equivalent — Repurchase Agreement	—	14,857	—	14,857

Total	$3,112	$284,915	$575	$288,602

Level 3 Rollforward

						Net
	Beginning					Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Total Unrealized	In/(Out) of	Balance at
Securities	6/30/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	6/30/2009
Equities - Consumer Discretionary	$—	$2	$—	$—	$—	$—	$2
Fixed Income - Mortgage-Backed Security	$216	$—	$—	$(5)	$(11)	$—	$200
Fixed Income - Telecommunication Services	$—	$1,059	$—	$—	$(686)	$—	$373

Total	$216	$1,061	$—	$(5)	$(697)	$—	$575

The notes to the financial statements are an integral part of this report.

9

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $315,470)	$273,745
Repurchase agreement, at value (cost: $14,857)	14,857
Receivables:
Investment securities sold	4,720
Shares sold	322
Interest	6,398
Dividends	13

300,055

Liabilities:
Due to custodian	338
Accounts payable and accrued liabilities:
Investment securities purchased	4,361
Shares redeemed	303
Management and advisory fees	184
Distribution and service fees	3
Trustees fees	1
Administration fees	5
Printing fees	10
Other	31

5,236

Net assets	$294,819

Net assets consist of:
Capital stock ($.01 par value)	$409
Additional paid-in capital	342,749
Undistributed net investment income	39,126
Accumulated net realized loss from investment securities and foreign currency transactions	(45,745)
Net unrealized appreciation (depreciation) on:
Investment securities	(41,725)
Translation of assets and liabilities denominated in foreign currencies	5

Net assets	$294,819

Net assets by class:
Initial Class	$279,329
Service Class	15,490
Shares outstanding:
Initial Class	38,798
Service Class	2,128
Net asset value and offering price per share:
Initial Class	$7.20
Service Class	7.28
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$300
Interest income	14,123
Securities lending income (net)	46

14,469

Expenses:
Management and advisory	924
Printing and shareholder reports	10
Custody	35
Administration	26
Legal	5
Audit and tax	9
Trustees	5
Transfer agent	3
Distribution and service:
Service Class	12
Other	3

Total expenses	1,032

Net investment income	13,437

Net realized gain (loss) on transactions from:
Investment securities	(19,708)
Foreign currency transactions	(2)

(19,710)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	55,775
Translation of assets and liabilities denominated in foreign currencies	(21)

Change in unrealized appreciation (depreciation)	55,754

Net realized and unrealized gain	36,044

Net increase in net assets resulting from operations	$49,481

The notes to the financial statements are an integral part of this report.

10

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$13,437	$25,704
Net realized gain (loss) from investment securities and foreign currency transactions	(19,710)	(23,945)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	55,754	(85,787)

Net increase (decrease) in net assets resulting from operations	49,481	(84,028)

Distributions to shareholders:
From net investment income:
Initial Class	—	(25,466)
Service Class	—	(632)

	—	(26,098)

From net realized gains:
Initial Class	—	(5,013)
Service Class	—	(131)

	—	(5,144)

Total distributions to shareholders	—	(31,242)

Capital share transactions:
Proceeds from shares sold:
Initial Class	50,866	64,561
Service Class	13,724	4,873

	64,590	69,434

Dividends and distributions reinvested:
Initial Class	—	30,479
Service Class	—	763

	—	31,242

Cost of shares redeemed:
Initial Class	(63,708)	(46,486)
Service Class	(6,027)	(7,358)

	(69,735)	(53,844)

Net increase (decrease) in net assets from capital shares transactions	(5,145)	46,832

Net increase (decrease) in net assets	44,336	(68,438)

Net assets:
Beginning of period/year	250,483	318,921

End of period/year	$294,819	$250,483

Undistributed net investment income	$39,126	$25,689

Share activity:
Shares issued:
Initial Class	7,754	8,476
Service Class	2,112	637

	9,866	9,113

Shares issued-reinvested from distributions:
Initial Class	—	4,010
Service Class	—	99

	—	4,109

Shares redeemed:
Initial Class	(10,687)	(6,083)
Service Class	(930)	(926)

	(11,617)	(7,009)

Net increase (decrease) in shares outstanding:
Initial Class	(2,933)	6,403
Service Class	1,182	(190)

	(1,751)	6,213

The notes to the financial statements are an integral part of this report.

11

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$5.87		$8.74	$9.48	$9.62	$10.54	$10.28
Investment operations
Net investment income(a)	0.33		0.67	0.68	0.69	0.70	0.77
Net realized and unrealized gain (loss)	1.00		(2.68)	(0.52)	0.29	(0.51)	0.18

Total operations	1.33		(2.01)	0.16	0.98	0.19	0.95

Distributions
From net investment income	—		(0.72)	(0.90)	(1.00)	(0.85)	(0.65)
From net realized gains	—		(0.14)	— (b)	(0.12)	(0.26)	(0.04)

Total distributions	—		(0.86)	(0.90)	(1.12)	(1.11)	(0.69)

Net asset value
End of period/year	$7.20		$5.87	$8.74	$9.48	$9.62	$10.54

Total return(c)	22.66	%(d)	(25.20)%	1.85%	10.95%	1.81%	9.77%
Net assets end of period/year (000’s)	$279,329		$244,866	$308,893	$378,471	$421,010	$647,277
Ratio and supplemental data
Expenses to average net assets	0.80	%(e)	0.79%	0.81%	0.82%	0.83%	0.82%
Net investment income, to average net assets	10.55	%(e)	8.73%	7.25%	7.16%	6.92%	7.51%
Portfolio turnover rate	46	%(d)	59%	70%	96%	51%	71%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$5.94		$8.83	$9.56	$9.70	$10.64	$10.37
Investment operations
Net investment income(a)	0.33		0.66	0.66	0.67	0.68	0.75
Net realized and unrealized gain (loss)	1.01		(2.72)	(0.51)	0.29	(0.52)	0.18

Total operations	1.34		(2.06)	0.15	0.96	0.16	0.93

Distributions
From net investment income	—		(0.69)	(0.88)	(0.98)	(0.84)	(0.62)
From net realized gains	—		(0.14)	— (b)	(0.12)	(0.26)	(0.04)

Total distributions	—		(0.83)	(0.88)	(1.10)	(1.10)	(0.66)

Net asset value
End of period/year	$7.28		$5.94	$8.83	$9.56	$9.70	$10.64

Total return(c)	22.56	%(d)	(25.46)%	1.73%	10.62%	1.50%	9.50%
Net assets end of period/year (000’s)	$15,490		$5,617	$10,028	$10,083	$7,825	$5,009
Ratio and supplemental data
Expenses to average net assets	1.06	%(e)	1.04%	1.06%	1.07%	1.08%	1.07%
Net investment income, to average net assets	10.15	%(e)	8.26%	7.01%	6.91%	6.66%	7.25%
Portfolio turnover rate	46	%(d)	59%	70%	96%	51%	71%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.
The notes to the financial statements are an integral part of this report.

12

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS High Yield VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

13

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Loan participations/assignments: The Fund may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries.
As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corproate borrowers.
The Fund held no unsecured loan participations at June 30, 2009.
At June 30, 2009, the Fund had the following unfunded loan commitments:

	Unfunded	Unrealized
Borrower	Commitment	Appreciation
Lyondell Basell Chemical Company 9.17%, 12/15/2009	$76	$8
The commitments are available until the maturity date of the respective security.

14

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$36,532	12.39%

Transamerica Asset Allocation-Moderate VP	57,960	19.66

Transamerica Asset Allocation-Moderate Growth VP	61,084	20.72

Total	$155,576	52.77%

15

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.725%
Over $250 million up to $500 million	0.715%
Over $500 million up to $750 million	0.71%
Over $750 million up to $1 billion	0.68%
Over $1 billion	0.67%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.05% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.

16

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$118,987
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	110,077
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
Effective August 1, 2009, there is a change in the investment advisory fees. The new advisory fees will be changed to the following breakpoints:

First $250 million	0.715%
Over $250 million up to $750 million	0.71%
Over $750 million up to $1 billion	0.68%
Over $1 billion	0.67%

17

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica MFS High Yield VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and MFS Investment Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

18

Transamerica Money Market VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Money Market VP
Initial Class	$1,000.00	$1,001.30	$2.13	$1,022.66	$2.16	0.43%
Service Class	1,000.00	1,000.30	3.07	1,021.72	3.11	0.62

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Commercial Paper	92.5%
Certificates of Deposit	6.1
Corporate Debt Securities	1.2
Repurchase Agreement	0.3
Other Assets and Liabilities — net(a)	(0.1)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
COMMERCIAL PAPER - 92.5%
Beverages - 2.4%
Coca-Cola Co.
0.20%, 08/19/2009 - 144A	$12,350	$12,347
0.25%, 09/22/2009 - 144A	10,150	10,144
Capital Markets - 1.7%
State Street Corp.
0.20%, 07/09/2009	12,200	12,199
3.14%, 07/21/2009	3,700	3,700
Chemicals - 1.3%
Ecolab, Inc.
0.25%, 08/31/2009 - 144A	5,000	4,998
0.27%, 09/02/2009 - 144A	7,500	7,496
Commercial Banks - 10.3%
Barclays Bank PLC
1.00%, 07/09/2009	3,500	3,499
Royal Bank of Scotland PLC
0.92%, 08/11/2009	7,400	7,392
0.94%, 08/06/2009 - 08/10/2009	23,300	23,277
1.02%, 08/03/2009	7,500	7,493
1.19%, 07/20/2009	11,000	10,993
UBS Finance Delaware LLC
0.38%, 08/03/2009	17,500	17,494
0.40%, 07/13/2009	22,400	22,397
3.12%, 07/27/2009	4,200	4,199
Consumer Finance - 4.9%
Toyota Motor Credit Corp.
0.31%, 07/27/2009 - 07/31/2009	23,500	23,494
0.35%, 07/14/2009 - 09/21/2009	19,500	19,496
0.40%, 07/16/2009	3,500	3,499
Diversified Financial Services - 53.4%
Alpine Securitization
0.23%, 07/07/2009 - 07/09/2009 -144A	22,750	22,749
0.25%, 07/16/2009 - 07/21/2009 -144A	23,900	23,897
American Honda Finance Corp.
0.45%, 09/09/2009	14,950	14,937
0.75%, 07/07/2009	5,400	5,399
0.90%, 07/06/2009	26,000	25,997
Bank of America Corp.
0.52%, 07/24/2009	5,000	5,000
0.58%, 07/28/2009	34,000	34,001
0.75%, 12/14/2009	7,500	7,500
CAFCO LLC
0.35%, 08/28/2009 - 144A	5,500	5,497
0.37%, 08/20/2009 - 09/03/2009 -144A	20,200	20,189
Caterpillar Financial Services Corp.
0.30%, 07/13/2009 - 08/10/2009	48,600	48,590
CIESCO LLC
0.30%, 07/14/2009 - 144A	6,500	6,499
0.37%, 08/19/2009 - 144A	9,000	8,995
0.95%, 07/13/2009 - 144A	6,000	5,998
Citigroup Funding, Inc.
0.23%, 07/10/2009	30,400	30,399
Export Development Canada
0.70%, 09/03/2009	28,500	28,465
MetLife Funding, Inc.
0.28%, 07/22/2009	25,000	24,996
0.30%, 07/23/2009	21,264	21,260
Old Line Funding LLC
0.36%, 08/17/2009 - 144A	4,800	4,798
0.39%, 08/10/2009 - 144A	6,500	6,497
0.40%, 08/14/2009 - 144A	9,500	9,495
0.45%, 07/07/2009 - 144A	5,450	5,450
0.48%, 07/02/2009 - 144A	5,263	5,263
3.05%, 07/06/2009 - 144A	3,001	3,001
3.40%, 09/08/2009 - 144A	10,000	9,994
PACCAR Financial Corp.
0.22%, 07/01/2009	6,500	6,500
0.27%, 08/13/2009 - 08/26/2009	12,300	12,295
Rabobank Nederland N.Y.
0.35%, 08/14/2009	18,675	18,676
Rabobank USA Financial Corp.
0.30%, 09/03/2009	19,000	18,990
0.42%, 07/15/2009	9,500	9,498
Sheffield Receivables Corp.
0.28%, 07/29/2009 - 144A	8,000	7,998
0.35%, 07/07/2009 - 144A	15,800	15,799
Wal-Mart Funding Corp.
0.27%, 07/06/2009 - 144A	25,500	25,499
Health Care Equipment & Supplies - 4.9%
Medtronic, Inc.
0.19%, 07/10/2009 - 07/30/2009 -144A	25,350	25,346
0.20%, 07/17/2009 - 07/23/2009 -144A	15,600	15,598
0.22%, 07/14/2009 - 144A	5,150	5,150
Industrial Conglomerates - 4.9%
General Electric Co.
0.25%, 08/24/2009 - 08/26/2009	18,700	18,692
0.30%, 09/21/2009 - 09/23/2009	27,300	27,282
Short-Term Foreign Government Obligation - 8.7%
Province of Ontario Canada
0.26%, 09/09/2009	14,000	13,994
0.30%, 07/08/2009	21,400	21,398
Province of Quebec Canada
0.23%, 08/21/2009 - 08/31/2009 -144A	25,550	25,541
0.25%, 08/04/2009 - 08/07/2009 -144A	20,500	20,495

Total Commercial Paper (cost $867,734)		867,734

CERTIFICATES OF DEPOSIT - 6.1%
Commercial Banks - 6.1%
Bank of Scotland PLC
0.54%, 09/14/2009	6,850	6,850
0.55%, 09/15/2009	10,000	10,000
0.56%, 09/09/2009	14,600	14,600
0.57%, 09/08/2009	15,200	15,200
Barclays Bank PLC
0.45%, 08/13/2009	10,500	10,500

Total Certificate of Deposit (cost $57,150)		57,150

CORPORATE DEBT SECURITIES - 1.2%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. *
1.43%, 07/23/2009	500	499
Diversified Financial Services - 1.1%
IBM International Group Capital LLC *
1.39%, 07/29/2009	10,405	10,412

Total Corporate Debt Security (cost $10,911)		10,911

The notes to the financial statements are an integral part of this report.

2

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 6/30/2009, to be repurchased at $2,675 on 07/01/2009 •	$2,675	$2,675

Total Repurchase Agreements (cost $2,675)

Total Investment Securities (cost $938,470) #		938,470
Other Assets and Liabilities — Net		(531)

Net Assets		$937,939

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.57% to 4.61%, maturity dates ranging from 10/01/2034 to 11/01/2034, and with market values plus accrued interests of $2,729.

#	Aggregate cost for federal income tax purposes is $938,470.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $314,733, or 33.56%, of the Fund’s net assets.

LLC	Limited Liability Company

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income — Financials	$—	$57,400	$—	$57,400
Cash & Cash Equivalent — Consumer Discretionary	—	68,585	—	68,585
Cash & Cash Equivalent — Financials	—	669,914	—	669,914
Cash & Cash Equivalent — Industrials	—	45,974	—	45,974
Cash & Cash Equivalent — Materials	—	12,494	—	12,494
Cash & Cash Equivalent — Repurchase Agreement	—	2,675	—	2,675
Cash & Cash Equivalent — Short-Term Foreign Government Obligation	—	81,428	—	81,428

Total	$—	$938,470	$—	$938,470

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $935,795)	$935,795
Repurchase agreement, at value (cost: $2,675)	2,675
Prepaid money market guarantee insurance	74
Receivables:
Shares sold	334
Interest	103

938,981

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	653
Management and advisory fees	291
Distribution and service fees	4
Trustees fees	4
Transfer agent fees	1
Administration fees	17
Printing fees	16
Distributions Payable	25
Other	31

1,042

Net assets	$937,939

Net assets consist of:
Capital stock ($.01 par value)	$9,379
Additional paid-in capital	928,587
Accumulated net investment loss	(27)

Net assets	$937,939

Net assets by class:
Initial Class	$659,963
Service Class	277,976
Shares outstanding:
Initial Class	659,963
Service Class	277,976
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Interest income	3,539

3,539

Expenses:
Management and advisory	1,794
Printing and shareholder reports	20
Custody	45
Administration	102
Legal	23
Audit and tax	11
Money market guarantee insurance	159
Trustees	21
Transfer agent	14
Registration	— (a)
Distribution and service:
Service Class	366
Other	11

Total expenses	2,566

Fund expense reimbursed	(1)
Class expense reimbursed:
Initial Class	(7)
Service Class	(87)

Net expenses	2,471

Net investment income	1,068

Net increase in net assets resulting from operations	$1,068

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009
	(unaudited)	December 31, 2008
From operations:
Net investment income	$1,068	$17,953

Net increase in net assets resulting from operations	1,068	17,953

Distributions to shareholders:
From net investment income:
Initial Class	(985)	(14,406)
Service Class	(110)	(3,547)

	(1,095)	(17,953)

Total distributions to shareholders	1,095	(17,953)

Capital share transactions:
Proceeds from shares sold:
Initial Class	95,612	700,614
Service Class	112,405	356,720

	208,017	1,057,334

Dividends and distributions reinvested:
Initial Class	969	14,406
Service Class	99	3,547

	1,068	17,953

Cost of shares redeemed:
Initial Class	(243,231)	(404,284)
Service Class	(132,281)	(157,206)

	(375,512)	(561,490)

Net increase (decrease) in net assets from capital shares transactions	(166,427)	513,797

Net increase (decrease) in net assets	(166,454)	513,797

Net assets:
Beginning of period/year	1,104,393	590,596

End of period/year	$937,939	$1,104,393

Accumulated net investment income (loss)	$(27)	$—

Share activity:
Shares issued:
Initial Class	95,596	700,614
Service Class	112,394	356,720

	207,990	1,057,334

Shares issued-reinvested from distributions:
Initial Class	969	14,406
Service Class	99	3,547

	1,068	17,953

Shares redeemed:
Initial Class	(243,231)	(404,284)
Service Class	(132,281)	(157,206)

	(375,512)	(561,490)

Net increase (decrease) in shares outstanding:
Initial Class	(146,666)	310,736
Service Class	(19,788)	203,061

	(166,454)	513,797

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.05	0.03	0.01

Total operations	—	(b)	0.02	0.05	0.05	0.03	0.01

Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13	%(d)	2.37%	4.91%	4.74%	2.89%	0.99%
Net assets end of period/year (000’s)	$659,963		$806,629	$495,893	$454,784	$347,350	$496,821
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.43	%(e)	0.41%	0.40%	0.40%	0.40%	0.39%
Before reimbursement/fee waiver	0.43	%(e)	0.41%	0.40%	0.40%	0.40%	0.39%
Net investment income, to average net assets	0.26	%(e)	2.31%	4.88%	4.69%	2.84%	1.00%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.04	0.03	0.01

Total operations	—	(b)	0.02	0.05	0.04	0.03	0.01

Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Total distributions	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(c)	0.03	%(d)	2.28%	4.65%	4.48%	2.63%	0.72%
Net assets end of period/year (000’s)	$277,976		$297,764	$94,703	$43,663	$29,402	$18,930
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.62	%(e)(g)	0.66%	0.65%	0.65%	0.65%	0.64%
Before reimbursement/fee waiver	0.68	%(e)	0.66%	0.65%	0.65%	0.65%	0.64%
Net investment income, to average net assets	0.07	%(e)	1.95%	4.62%	4.47%	2.69%	0.87%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.

(f)	Expenses are inclusive of treasury guarantee expenses with a total impact of 0.03% for both classes.

(g)	Expenses were waived to sustain a positive yield with a total impact of 0.06%.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Money Market VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Dividends to shareholders are declared daily and reinvested monthly.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Temporary guarantee program: The Fund has enrolled in the U.S. Department of the Treasury’s “Treasury” Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations (“Covered Shares”).
The guarantee will be triggered if the market-based net asset value of any class percentage of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Program, eligible shareholders would be entitled to receive payments equal to $1.00 per Covered Share. The number of Covered Shares held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs.
The initial period of the Program covered a three month period from September 19, 2008 to December 18, 2008. The program was extended from December 19, 2008 through April 30, 2009, and again from May 1, 2009 through September 18, 2009 (the “Program Extension Periods”). Participation in the Program extension periods required payment of additional fees. The Fund paid to the Treasury a fee of 0.01% of its net assets as of September 19, 2008 to participate in the initial three month period of the Program and a fee of 0.015% of its net assets as of September 19, 2008 to participate in each of the Program Extension Periods. These expenses are borne by the Fund without regard to any expense limitation agreement in effect.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$16,398	1.75%

Transamerica Asset Allocation-Growth VP	6,415	0.68

Transamerica Asset Allocation-Moderate VP	17,313	1.85

Transamerica Asset Allocation-Moderate Growth VP	44,948	4.79

Total	$85,074	9.07%

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.35% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.57% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
In addition to the advisory fee waiver for Transamerica Money Market VP, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of Transamerica Money Market VP in order to avoid a negative yield. At any point in which Transamerica Money Market VP, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense reimbursed (recaptured). Amounts waived for the Initial and Service Classes, as of June 30, 2009 were $7, and $87, respectively.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Money Market VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee and total expenses were below the median for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Although TAM and the Sub-Adviser do not offer breakpoints, the Board noted TAM and the Sub-Adviser have competitive advisory fees at all asset levels, thereby mitigating the need for breakpoints. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Munder Net50 VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Munder Net50 VP
Initial Class	$1,000.00	$1,334.00	$5.79	$1,019.84	$5.01	1.00%
Service Class	1,000.00	1,333.30	7.23	1,018.60	6.26	1.25

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.2%
Repurchase Agreement	2.1
Other Assets and Liabilities — net(a)	(0.3)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 98.2%
Communications Equipment - 9.5%
Cisco Systems, Inc. ‡	168,000	$3,133
Juniper Networks, Inc. ‡	25,100	592
Qualcomm, Inc.	44,300	2,002
Research In Motion, Ltd. ‡	14,150	1,005
Riverbed Technology, Inc. ‡	23,000	533
Computers & Peripherals - 11.3%
Apple, Inc. ‡	24,250	3,453
EMC Corp. -Series MA ‡	75,000	983
Hewlett-Packard Co.	37,500	1,449
International Business Machines Corp.	15,100	1,577
NetApp, Inc. ‡	58,300	1,150
Hotels, Restaurants & Leisure - 1.7%
Ctrip.com International, Ltd. ADR ‡	28,250	1,308
Insurance - 0.5%
eHealth, Inc. ‡	21,900	387
Internet & Catalog Retail - 9.8%
Amazon.com, Inc. ‡	33,600	2,811
Bidz.com, Inc. ‡	68,542	193
Expedia, Inc. ‡	72,169	1,090
NetFlix, Inc. ‡	21,300	881
PetMed Express, Inc. ‡	45,839	689
priceline.com, Inc. ‡	16,200	1,807
Internet Software & Services - 42.9%
Akamai Technologies, Inc. ‡	79,800	1,531
Baidu, Inc. ADR ‡	9,000	2,710
Bankrate, Inc. ‡	26,300	664
Digital River, Inc. ‡	26,600	966
eBay, Inc. ‡	156,900	2,688
Google, Inc. -Class A ‡	8,000	3,372
GSI Commerce, Inc. ‡	88,300	1,258
IAC/InterActiveCorp ‡	65,120	1,045
Knot, Inc. ‡	54,400	429
Mercadolibre, Inc. ‡	14,500	390
Move, Inc. ‡	1,455,985	3,145
NetEase.com ADR ‡	51,800	1,822
Omniture, Inc. ‡	76,800	965
Perfect World Co., Ltd. -Class B ADR ‡	21,500	615
SINA Corp. ‡	39,350	1,160
Sohu.com, Inc. ‡	13,350	839
Techtarget, Inc. ‡	180,279	721
Tencent Holdings, Ltd.	47,000	549
TheStreet.com, Inc.	142,600	298
Valueclick, Inc. ‡	45,000	473
Verisign, Inc. ‡	98,200	1,815
Vistaprint, Ltd. ‡	11,500	490
WebMD Health Corp. -Class A ‡	44,200	1,322
Yahoo, Inc. ‡	222,500	3,483
IT Services - 0.6%
NeuStar, Inc. -Class A ‡	22,000	488
Professional Services - 1.0%
Monster Worldwide, Inc. ‡	63,900	755
Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	74,800	1,238
Marvell Technology Group, Ltd. ‡	40,000	466
Software - 18.7%
BMC Software, Inc. ‡	21,700	733
Check Point Software Technologies ‡	98,700	2,316
McAfee, Inc. ‡	34,100	1,439
Microsoft Corp.	109,850	2,612
Oracle Corp.	58,500	1,253
Red Hat, Inc. ‡	52,800	1,063
Salesforce.com, Inc. ‡	15,900	607
Shanda Interactive Entertainment, Ltd. ADR ‡	14,000	732
Sourceforge, Inc. ‡	296,900	371
Symantec Corp. ‡	98,000	1,525
Synopsys, Inc. ‡	81,300	1,586

Total Common Stocks (cost $79,102)		74,977

	Principal
REPURCHASE AGREEMENT - 2.1%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,595 on 07/01/2009 •	$1,595	1,595

Total Repurchase Agreement (cost $1,595)
Total Investment Securities (cost $80,697) #		76,572
Other Assets and Liabilities - Net		(267)

Net Assets		$76,305

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.83%, a maturity date of 07/01/2035, and with a market value plus accrued interest of $1,629.

#	Aggregate cost for federal income tax purposes is $80,697. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $7,828 and $11,953, respectively. Net unrealized depreciation for tax purposes is $4,125.
DEFINITION:

ADR	American Depositary Receipt
The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$8,779	$—	$—	$8,779
Equities — Financials	387	—	—	387
Equities — Industrials	755	—	—	755
Equities — Information Technology	65,056	—	—	65,056
Cash & Cash Equivalent — Repurchase Agreement	—	1,595	—	1,595

Total	$74,977	$1,595	$—	$76,572

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $79,102)	$74,977
Repurchase agreement, at value (cost: $1,595)	1,595
Receivables:
Shares sold	3
Dividends	2

76,577

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	177
Shares redeemed	12
Management and advisory fees	61
Distribution and service fees	1
Administration fees	1
Printing fees	6
Other	14

272

Net assets	$76,305

Net assets consist of:
Capital stock ($.01 par value)	$114
Additional paid-in capital	97,083
Accumulated net investment loss	(229)
Accumulated net realized loss from investment securities	(16,538)
Net unrealized appreciation (depreciation) on:
Investment securities	(4,125)

Net assets	$76,305

Net assets by class:
Initial Class	$74,223
Service Class	2,082
Shares outstanding:
Initial Class	11,125
Service Class	315
Net asset value and offering price per share:
Initial Class	$6.67
Service Class	6.60
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$78
Securities lending income (net)	13

91

Expenses:
Management and advisory	285
Printing and shareholder reports	6
Custody	9
Administration	6
Legal	1
Audit and tax	9
Trustees	1
Transfer agent	1
Distribution and service:
Service Class	2
Other	1

Total expenses	321

Less management and advisory fee waiver	(2)

Net expenses	319

Net investment loss	(228)

Net realized gain (loss) on transactions from:
Investment securities	(4,698)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	23,274

Net realized and unrealized gain	18,576

Net increase in net assets resulting from operations	$18,348

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment loss	$(228)	$(302)
Net realized gain (loss) from investment securities	(4,698)	(11,463)
Change in net unrealized appreciation (depreciation) on investment securities	23,274	(38,158)

Net increase (decrease) in net assets resulting from operations	18,348	(49,923)

Distributions to shareholders:
From net realized gains:
Initial Class	—	(24,033)
Service Class	—	(619)

	—	(24,652)

Total distributions to shareholders	—	(24,652)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,728	17,125
Service Class	560	835

	5,288	17,960

Dividends and distributions reinvested:
Initial Class	—	24,033
Service Class	—	619

	—	24,652

Cost of shares redeemed:
Initial Class	(4,428)	(29,577)
Service Class	(342)	(3,130)

	(4,770)	(32,707)

Net increase in net assets from capital shares transactions	518	9,905

Net increase (decrease) in net assets	18,866	(64,670)

Net assets:
Beginning of period/year	57,439	122,109

End of period/year	$76,305	$57,439

Accumulated net investment income (loss)	$(229)	$(1)

Share activity:
Shares issued:
Initial Class	769	1,785
Service Class	95	99

	864	1,884

Shares issued-reinvested from distributions:
Initial Class	—	3,138
Service Class	—	81

	—	3,219

Shares redeemed:
Initial Class	(846)	(3,648)
Service Class	(62)	(342)

	(908)	(3,990)

Net increase (decrease) in shares outstanding:
Initial Class	(77)	1,275
Service Class	33	(162)

	(44)	1,113

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006		2005	2004
Net asset value
Beginning of period/year	$5.00		$11.78	$10.32	$10.32		$9.55	$8.28
Investment operations
Net investment income (loss)(a)	(0.02)		(0.03)	(0.07)	0.01		(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.69		(4.22)	1.81	(0.01)		0.83	1.32

Total operations	1.67		(4.25)	1.74	—		0.77	1.27

Distributions
From net realized gains	—		(2.53)	(0.28)	—		—	—

Total distributions	—		(2.53)	(0.28)	—		—	—

Net asset value
End of period/year	$6.67		$5.00	$11.78	$10.32		$10.32	$9.55

Total return(b)	33.40	%(c)	(43.53)%	17.04%	—	%(d)	8.06%	15.34%
Net assets end of period/year (000’s)	$74,223		$56,041	$116,929	$105,005		$113,452	$100,139
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.00	%(e)	0.99%	0.99%*	1.00	%^	1.00%	1.00%*
Before reimbursement/fee waiver	1.01	%(e)	0.99%	0.99%*	1.00	%^	1.02%	1.00%*
Net investment income (loss), to average net assets	(0.71)	%(e)	(0.32)%	(0.60)%	0.07%		(0.62)%	(0.55)%
Portfolio turnover rate	28	%(c)	85%	94%	72%		96%	34%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$4.95		$11.67	$10.23	$10.26	$9.52	$8.28
Investment operations
Net investment loss(a)	(0.03)		(0.05)	(0.08)	(0.02)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	1.68		(4.18)	1.78	(0.01)	0.82	1.30

Total operations	1.65		(4.23)	1.70	(0.03)	0.74	1.24

Distributions
From net realized gains	—		(2.49)	(0.26)	—	—	—

Total distributions	—		(2.49)	(0.26)	—	—	—

Net asset value
End of period/year	$6.60		$4.95	$11.67	$10.23	$10.26	$9.52

Total return(b)	33.33	%(c)	(43.69)%	16.80%	(0.29)%	7.77%	14.98%
Net assets end of period/year (000’s)	$2,082		$1,398	$5,180	$3,373	$3,179	$2,771
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.25	%(e)	1.24%	1.24%*	1.25%^	1.25%	1.25%*
Before reimbursement/fee waiver	1.26	%(e)	1.24%	1.24%*	1.25%^	1.27%	1.25%*
Net investment loss, to average net assets	(0.97)	%(e)	(0.59)%	(0.70)%	(0.23)%	(0.87)%	(0.68)%
Portfolio turnover rate	28	%(c)	85%	94%	72%	96%	34%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Rounds to less than (0.01%) or 0.01%.

(e)	Annualized.

(*)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% (See Note 2).

(^)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% (See Note 2).
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Munder Net50 VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus. The Fund is “non-diversified” under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $39 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TTST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$2,076	2.72%

Transamerica Asset Allocation-Growth VP	11,115	14.56

Transamerica Asset Allocation-Moderate VP	10,788	14.14

Transamerica Asset Allocation-Moderate Growth VP	29,339	38.45

Total	$53,318	69.87%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.90% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$17,718
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	18,247
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Diversified Equity VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Munder Net50 VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Munder Capital Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1- and 5-year periods and below the median for its peer universe for the past 3- year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were in line with the median for its expense group and below the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica PIMCO Total Return VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,075.99	$3.65	$1,021.27	$3.56	0.71%
Service Class	1,000.00	1,074.11	4.94	1,020.03	4.81	0.96

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
U.S. Government Agency Obligations	58.3%
Corporate Debt Securities	23.1
Mortgage-Backed Securities	9.3
Municipal Government Obligations	7.2
Repurchase Agreements	6.9
Foreign Government Obligations	3.8
Asset-Backed Securities	2.1
U.S. Government Obligations	1.5
Loan Assignments	1.0
Preferred Stocks	0.2
Convertible Preferred Stocks	0.2
Short-Term U.S. Government Obligations	0.2
Preferred Corporate Debt Security	0.1
Other Assets and Liabilities - net(a)	(13.9)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS - 1.5%
U.S. Treasury Inflation Indexed Note
1.63%, 01/15/2015		$5,918	$5,891
2.00%, 07/15/2014		12,669	12,965
U.S. Treasury Note
0.88%, 04/30/2011 (b)		3,232	3,223

Total U.S. Government Obligations (cost $21,988)			22,079

U.S. GOVERNMENT AGENCY OBLIGATIONS - 58.3%
Fannie Mae
2.54%, 06/01/2043 *		435	434
2.76%, 07/01/2032 *		8	8
3.22%, 08/01/2035 *		41	40
4.00%, 08/01/2013 - 07/01/2024		18,510	18,581
4.24%, 01/01/2028 *		97	98
4.45%, 10/01/2035 *		36	36
4.50%, 03/01/2010 - 03/25/2017		917	939
4.67%, 12/01/2034 *		35	36
4.71%, 09/01/2035 *		3,492	3,523
4.78%, 08/01/2035 *		2,567	2,618
4.81%, 05/01/2035 *		1,446	1,490
5.00%, 07/25/2019 - 03/01/2036 (a)		97,000	99,779
5.50%, 03/01/2016 - 01/01/2039		373,718	386,838
6.00%, 01/01/2017 - 09/01/2038		14,386	15,067
6.38%, 08/01/2036 *		1,392	1,478
6.50%, 05/01/2034 - 06/17/2038		4,575	4,913
6.63%, 11/15/2030		2,000	2,450
Fannie Mae, TBA
4.00%, 05/25/2024		39,000	39,000
5.00%, 07/01/2022		1,100	1,138
5.50%, 07/01/2037		25,000	25,805
6.00%, 07/01/2037		20,100	21,005
Freddie Mac
0.67%, 12/15/2029 *		106	104
2.64%, 10/25/2044 *		2,592	2,550
2.84%, 07/25/2044 *		1,344	1,329
3.44%, 08/01/2023 *		108	109
4.25%, 09/15/2024		628	635
4.50%, 10/01/2013 - 06/15/2017		2,703	2,779
4.74%, 09/01/2035 *		3,330	3,450
5.00%, 12/15/2015 - 05/15/2026		20,302	20,814
5.29%, 09/01/2035 *		2,790	2,891
5.50%, 03/15/2017 - 08/01/2038		21,565	22,294
6.50%, 07/25/2043		147	157
Ginnie Mae
6.50%, 02/15/2029 - 02/15/2039		20,546	21,827
Ginnie Mae, TBA
5.50%, 07/01/2034		200	207
6.00%, 07/01/2038		66,000	68,744
6.50%, 07/01/2038		44,500	47,212
Overseas Private Investment Corp.
5.10%, 12/10/2012		5,700	5,982
5.75%, 04/15/2014		3,900	4,140

Total U.S. Government Agency Obligations (cost $811,046)			830,500

FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
Bundesrepublik Deutschland
5.63%, 01/04/2028	EUR	6,400	10,469
6.25%, 01/04/2030	EUR	3,800	6,675
Export-Import Bank of Korea
8.13%, 01/21/2014		$13,100	14,016
Hong Kong Government
5.13%, 08/01/2014 -144A		2,700	2,869
Korea Expressway Corp.
5.13%, 05/20/2015 -144A		850	787
Province of Ontario Canada
4.70%, 06/02/2037	CAD	7,500	6,355
6.50%, 03/08/2029	CAD	10,800	11,069
Republic of Brazil
10.25%, 01/10/2028	BRL	2,800	1,408
Republic of South Africa
5.25%, 05/16/2013	EUR	65	92

Total Foreign Government Obligations (cost $51,853)			53,740

MORTGAGE-BACKED SECURITIES - 9.3%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 2A1
5.15%, 09/25/2035		$485	315
American Home Mortgage Assets
Series 2006-4, Class 1A12
0.52%, 10/25/2046 *		6,274	2,036
Series 2006-5, Class A1
2.26%, 11/25/2046 *		1,158	387
American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
5.66%, 09/25/2045 *		12	7
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049		490	366
Banc of America Funding Corp.
Series 2005-D, Class A1
3.78%, 05/25/2035 *		283	240
Series 2006-J, Class 4A1
6.10%, 01/20/2047		304	161
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
4.37%, 01/25/2035 *		1,506	1,217
BCAP LLC Trust
Series 2006-AA2, Class A1
0.48%, 01/25/2037 *		1,701	647
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
4.53%, 08/25/2033		3,640	3,194
Series 2003-8, Class 2A1
5.41%, 01/25/2034 *		163	131
Series 2003-8, Class 4A1
5.11%, 01/25/2034		269	206
Series 2003-9, Class 2A1
5.17%, 02/25/2034		353	228
Series 2004-10, Class 22A1
4.97%, 01/25/2035		375	316
Series 2005-2, Class A2
3.95%, 03/25/2035 *		1,456	1,250
The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust (continued)
Series 2005-5, Class A1
2.50%, 08/25/2035 *	$32	$28
Series 2005-5, Class A2
4.55%, 08/25/2035 *	895	789
Series 2005-7, Class 22A1
5.49%, 09/25/2035	939	508
Series 2005-9, Class A1
4.63%, 10/25/2035 *	2,419	1,914
Series 2006-6, Class 32A1
5.67%, 11/25/2036	1,430	727
Series 2006-7, Class 1A2
0.53%, 12/25/2046 *	325	32
Series 2006-8, Class 3A1
0.47%, 02/25/2034 *	1,211	686
Series 2006-R1, Class 2E21
5.30%, 08/25/2036	1,000	379
Bear Stearns Commercial Mortgage Securities
Series 2007-PW18, Class A4
5.70%, 06/11/2050	2,000	1,589
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
5.64%, 01/26/2036	925	511
Series 2007-R6, Class 2A1
5.71%, 12/26/2046	639	388
Chaseflex Trust
Series 2007-3, Class 1A2
0.77%, 07/25/2037 *	4,330	1,748
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
4.05%, 08/25/2035 *	1,416	1,126
Series 2005-6, Class A2
4.25%, 08/25/2035 *	1,101	875
Series 2006-AR1, Class 1A1
4.90%, 10/25/2035 *	4,928	3,739
Series 2007-10, Class 22AA
5.99%, 09/25/2037	6,365	3,446
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	800	651
Series 2007-CD5, Class A4
5.89%, 11/15/2044	400	319
Commercial Mortgage Pass-Through Certificates
Series 2007-C9, Class A4
6.01%, 12/10/2049	420	334
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	48	42
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	568	503
Series 2005-11CB, Class 2A8
4.50%, 06/25/2035	95	92
Series 2005-56, Class 5A2
1.08%, 11/25/2035 *	1,077	457
Series 2005-59, Class 1A1
0.64%, 11/20/2035 *	13	6
Series 2005-62, Class 2A1
2.34%, 12/25/2035 *	10	5
Series 2005-81, Class A1
0.59%, 02/25/2037 *	2,512	1,141
Series 2006-OA1, Class 2A1
0.53%, 03/20/2046 *	2,039	836
Series 2006-OA17, Class 1A1A
0.51%, 12/20/2046 *	6,205	2,483
Series 2006-OA19, Class A1
0.50%, 02/20/2047 *	2,374	921
Series 2006-OA9, Class 2A1A
0.53%, 07/20/2046 *	17	6
Series 2007-HY4, Class 1A1
5.26%, 06/25/2037	4,840	2,258
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
5.31%, 10/19/2032 *	98	27
Series 2004-12, Class 11A1
4.54%, 08/25/2034	214	132
Series 2005-HY10, Class 5A1
5.58%, 02/20/2036	618	325
Series 2006-OA5, Class 2A2
0.61%, 04/25/2046 *	824	136
Series 2003-R4, Class 2A
6.50%, 01/25/2034 -144A	809	586
Series 2004-R1, Class 2A
6.50%, 11/25/2034 -144A	1,160	1,138
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	7,230	5,060
CS First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
3.76%, 06/25/2033	1,202	1,000
First Horizon Asset Securities, Inc.
Series 2003-AR2, Class 2A1
3.17%, 07/25/2033 *	1,306	1,155
Series 2005-AR3, Class 2A1
5.36%, 08/25/2035 *	199	151
Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.51%, 12/25/2046 *	800	74
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
4.83%, 10/25/2033 *	437	330
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4
5.44%, 03/10/2039	2,400	1,913
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
0.39%, 03/06/2020 -144A *	1,858	1,591
Series 2005-AR6, Class 2A1
4.47%, 09/25/2035 *	876	737
Series 2006-AR1, Class 2A1
5.18%, 01/25/2036	17	11
The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
5.23%, 07/19/2035	$937	$573
Series 2006-1, Class 2A1A
0.55%, 03/19/2036 *	3,484	1,468
Series 2006-5, Class 2A1A
0.49%, 07/19/2046 *	1,343	556
Series 2006-7, Class 2A1A
0.51%, 10/19/2037 *	966	413
Series 2007-1, Class 2A1A
0.46%, 04/19/2038 *	2,249	895
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
4.98%, 12/25/2034	120	91
Series 2006-AR12, Class A1
0.50%, 09/25/2046 *	1,122	437
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB18, Class A4
5.44%, 06/12/2047	210	158
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.01%, 02/25/2035 *	798	697
Series 2007-A1, Class 5A5
4.77%, 07/25/2035 *	4,355	3,490
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3
5.43%, 02/15/2040	690	499
Series 2007-C7, Class A3
5.87%, 09/15/2045	4,700	3,595
Master Alternative Loans Trust
Series 2006-2, Class 2A1
0.71%, 03/25/2036 *	493	177
Merrill Lynch Credit Corporation Mortgage Investors, Inc.
Series 2005-2, Class 3A
1.31%, 10/25/2035 *	152	121
Series 2005-3, Class 4A
0.56%, 11/25/2035 *	108	75
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A
0.52%, 02/25/2036 *	472	254
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	4,000	2,759
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 1A
4.25%, 10/25/2035 - 10/25/2035 *	20,918	16,862
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
6.08%, 06/11/2049	400	301
Series 2007-XLFA, Class A1
0.38%, 10/15/2020 -144A *	1,934	1,430
Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 -144A	1,064	901
Residential Accredit Loans, Inc.
Series 2005-QO3, Class A1
0.71%, 10/25/2045 *	746	338
Series 2006-QO6, Class A1
0.49%, 06/25/2046 *	979	376
Series 2006-QO7, Class 3A1
0.41%, 09/25/2046 *	361	284
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.71%, 01/25/2046 *	960	439
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	39	39
Series 2005-SA4, Class 1A21
5.20%, 09/25/2035	527	377
Sequoia Mortgage Trust
Series 10, Class 2A1
0.70%, 10/20/2027 *	128	103
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
5.33%, 01/25/2035	410	275
Series 2005-17, Class 3A1
5.52%, 08/25/2035	151	98
Series 2005-18, Class 3A1
5.41%, 09/25/2035	4,998	3,092
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.97%, 09/19/2032 *	76	57
Series 2005-AR5, Class A1
0.56%, 07/19/2035 - 07/19/2035 *	636	403
Series 2005-AR8, Class A1A
0.59%, 02/25/2036 *	436	200
Series 2006-AR3, Class 12A1
0.53%, 05/25/2036 *	2,649	1,048
Series 2006-AR6, Class 2A1
0.50%, 07/25/2046 *	6,301	2,628
Series 2006-AR7, Class A8
0.38%, 08/25/2036 *	148	142
TBW Mortgage Backed Pass-Through Certificates
Series 2006-6, Class A1
0.42%, 01/25/2037 *	1,000	907
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.41%, 09/15/2021 -144A *	1,660	1,193
Series 2007-C30, Class A5
5.34%, 12/15/2043	5,100	3,354
The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WAMU Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.88%, 02/27/2034 *	$181	$148
Series 2003-AR9, Class 2A
4.48%, 09/25/2033 *	5,898	5,305
Series 2003-R1, Class A1
0.85%, 12/25/2027 *	5,196	3,880
Series 2004-AR1, Class A
3.71%, 03/25/2034	554	464
Series 2006-AR10, Class 1A1
5.93%, 09/25/2036	2,725	1,754
Series 2006-AR17, Class 1A
2.16%, 12/25/2046 *	1,248	422
Series 2006-AR19, Class 1A1A
2.07%, 01/25/2047 *	360	160
Series 2006-AR3, Class A1A
2.34%, 02/25/2046 *	1,510	670
Series 2006-AR7, Class 3A
2.88%, 07/25/2046 *	2,783	1,173
Series 2006-AR7, Class C1B2
0.53%, 07/25/2046 *	778	204
Series 2006-AR9, Class 2A
3.13%, 08/25/2046 *	2,446	1,112
Series 2007-HY1, Class 1A1
5.69%, 02/25/2037	1,116	623
Series 2007-HY1, Class 4A1
5.39%, 02/25/2037	6,231	3,691
Series 2007-OA1, Class A1A
2.04%, 02/25/2047 *	6,360	2,165
Series 2007-OA3, Class 2A1A
2.10%, 04/25/2047 *	858	351
Series 2007-OA6, Class 1A
2.15%, 07/25/2047 *	1,160	434
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	624	603
Series 2004-CC, Class A1
4.95%, 01/25/2035 *	1,060	886
Series 2004-Z, Class 2A1
4.57%, 12/25/2034 *	1,105	971
Series 2006-AR10, Class 5A6
5.59%, 07/25/2036 *	18	12
Series 2006-AR4, Class 2A6
5.77%, 04/25/2036 *	836	219
Series 2006-AR8, Class 2A4
5.24%, 04/25/2036	3,635	2,861

Total Mortgage-Backed Securities (cost $183,501)		132,819

ASSET-BACKED SECURITIES - 2.1%
ACE Securities Corp.
Series 2006-ASP5, Class A2A
0.39%, 10/25/2036 *	16	16
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.60%, 07/25/2032 *	6	3
Asset Backed Funding Certificates
Series 2005-OPT1, Class A1MZ
0.66%, 07/25/2035 *	132	85
Series 2006-HE1, Class A2A
0.37%, 01/25/2037 *	1,101	908
Aurum CLO, Ltd.
Series 2002-1A, Class A1
1.56%, 04/15/2014 -144A *	2,707	2,517
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.97%, 10/25/2032 *	47	29
Series 2006-SD4, Class 1A1
4.94%, 10/25/2036	1,145	644
Citigroup Mortgage Loan Trust, Inc.
Series 2006-NC1, Class A2B
0.42%, 08/25/2036 *	164	117
Series 2006-WFH3, Class A2
0.41%, 10/25/2036 *	1,295	1,215
Series 2007-AHL1, Class A2A
0.35%, 12/25/2036 *	249	194
Countrywide Asset-Backed Certificates
Series 2006-22, Class 2A1
0.36%, 05/25/2047 *	30	28
Series 2006-24, Class 2A1
0.36%, 06/25/2047 *	1,581	1,466
Series 2006-25, Class 2A1
0.38%, 06/25/2037 *	612	567
Series 2006-SD1, Class A1
0.47%, 02/25/2036 -144A *	213	201
Series 2007-5, Class 2A1
0.41%, 09/25/2047 *	1,780	1,558
First Franklin Mortgage Loan Asset Backed Certificate
Series 2006-FF18, Class A2A
0.38%, 12/25/2037 *	736	696
Fremont Home Loan Trust
Series 2006-E, Class 2A1
0.37%, 01/25/2037 *	108	70
Home Equity Asset Trust
Series 2002-1, Class A4
0.91%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2006-WMC3, Class A2
0.36%, 08/25/2036 *	8	8
Series 2007-CH3, Class A2
0.39%, 03/25/2037 *	380	301
Lehman XS Trust
Series 2006-16N, Class A1A
0.39%, 11/25/2046 *	1,398	1,169
Series 2006-17, Class WF11
0.43%, 11/25/2036 *	307	299
Series 2006-4N, Class A1B1
0.48%, 04/25/2046 *	852	673
Series 2006-GP4, Class 2A2
0.54%, 08/25/2046 *	731	156
Long Beach Mortgage Loan Trust
Series 2006-9, Class 2A1
0.37%, 10/25/2036 *	185	173
Merrill Lynch Mortgage Investors, Inc.
Series 2006-FF1, Class A2A
0.38%, 08/25/2036 *	169	168
Series 2006-MLN1, Class A2A
0.38%, 07/25/2037 *	48	45
The notes to the financial statements are an integral part of this report.

	Principal		Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Capital I
Series 2006-HE7, Class A2A
0.36%, 09/25/2036 *		$516	$494
Series 2007-HE2, Class A2A
0.35%, 01/25/2037 *		1,283	1,111
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
0.36%, 12/25/2036 *		29	26
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.38%, 01/25/2047 *		2,254	1,954
New Century Home Equity Loan Trust
Series 2005-2, Class A1ZA
0.57%, 06/25/2035 *		26	15
Residential Asset Mortgage Products, Inc.
Series 2006-RZ5, Class A1A
0.41%, 08/25/2046 *		747	713
Residential Asset Securities Corp.
Series 2007-KS1, Class A1
0.37%, 01/25/2037 *		865	772
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC2, Class A2A
0.35%, 01/25/2037 *		1,220	1,029
Small Business Administration
Series 2003-20I, Class 1
5.13%, 09/01/2023		378	395
Series 2004-20C, Class 1
4.34%, 03/01/2024		2,226	2,272
Series 2004-P10A, Class 1
4.50%, 02/01/2014		614	626
Series 2008-20L, Class 1
6.22%, 12/01/2028		4,108	4,439
Soundview Home Equity Loan Trust
Series 2006-EQ2, Class A1
0.39%, 01/25/2037 *		108	106
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.60%, 01/25/2033 *		2	2
Series 2006-BC3, Class A2
0.36%, 10/25/2036 *		918	838
Series 2007-GEL1, Class A1
0.41%, 01/25/2037 -144A *		1,532	1,095
Wells Fargo Home Equity Trust
Series 2007-1, Class A1
0.41%, 03/25/2037 *		371	351

Total Asset-Backed Securities (cost $32,629)			29,545

MUNICIPAL GOVERNMENT OBLIGATIONS - 7.2%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2030		4,400	2,897
Chicago Transit Authority -Class A
6.90%, 12/01/2040		18,400	19,647
City of Houston Texas
5.00%, 11/15/2036		900	875
Golden State Tobacco Securitization Corp.
5.13%, 06/01/2047		300	162
Los Angeles Community College District
5.00%, 08/01/2031		3,990	3,928
Los Angeles Department of Water & Power
5.00%, 07/01/2037		8,200	7,718
Los Angeles Unified School District -Class A
4.50%, 07/01/2022		2,155	2,125
Massachusetts Bay Transportation Authority
5.00%, 07/01/2024		6,370	6,808
Massachusetts Health & Educational Facilities Authority
5.50%, 11/15/2036		12,300	13,174
New York City Municipal Water Finance Authority
5.00%, 06/15/2037		4,980	4,943
5.75%, 06/15/2040		6,200	6,608
Palomar Community College District
4.75%, 05/01/2032		100	93
San Bernardino Community College District
5.00%, 08/01/2031		2,420	2,347
State of California
5.65%, 04/01/2039		14,400	14,240
7.50%, 04/01/2034		1,100	1,011
7.55%, 04/01/2039		3,400	3,107
State of Texas
5.00%, 04/01/2037		7,100	7,078
Tobacco Securitization Authority
5.13%, 06/01/2046		3,100	1,675
Tobacco Settlement Financing Corp.
5.00%, 06/01/2041		4,000	2,179
5.88%, 05/15/2039		100	78
7.47%, 06/01/2047		2,595	1,654

Total Municipal Government Obligations (cost $104,192)			102,347

CORPORATE DEBT SECURITIES - 23.1%
Airlines - 0.1%
Continental Airlines, Inc.
7.06%, 09/15/2009		1,000	991
United Airlines, Inc.
6.20%, 12/31/2049		15	15
6.60%, 09/01/2013		4	4
Automobiles - 0.0%
General Motors Corp.
8.38%, 07/05/2033 Џ	EUR	2,000	323
Capital Markets - 3.0%
Bear Stearns Cos., Inc.
7.63%, 12/07/2009		$560	574
Goldman Sachs Group, Inc.
1.67%, 02/04/2013 *	EUR	800	1,015
2.24%, 11/15/2014 *	EUR	900	1,088
6.25%, 09/01/2017		$5,000	4,947
Lehman Brothers Holdings, Inc.
2.85%, 12/31/2049 Џ		4,800	708
5.63%, 01/24/2013 Џ		9,800	1,482
6.75%, 12/28/2017 Џ		4,000	♦
6.88%, 05/02/2018 Џ		1,200	192
Morgan Stanley
1.61%, 10/15/2015 *		1,100	943
5.95%, 12/28/2017		18,900	18,136
6.63%, 04/01/2018		13,900	13,857
6.75%, 04/15/2011		400	419
The notes to the financial statements are an integral part of this report.

	Principal		Value
Commercial Banks - 7.1%
ANZ National International, Ltd.
6.20%, 07/19/2013 -144A		$14,700	$15,144
Bank of Scotland PLC
1.15%, 07/17/2009 -144A *		2,000	1,999
Barclays Bank PLC
5.45%, 09/12/2012		9,400	9,801
6.05%, 12/04/2017 -144A §		6,000	5,203
7.43%, 12/15/2017 -144A ■ Ž		2,000	1,340
10.18%, 06/12/2021 -144A		5,520	5,703
China Development Bank Corp.
5.00%, 10/15/2015		300	310
Credit Suisse, Inc.
5.00%, 05/15/2013		13,200	13,495
Fortis Bank Nederland Holding NV
1.74%, 06/10/2011 *	EUR	3,200	4,515
HSBC Capital Funding LP
10.18%, 06/30/2030 -144A ■ Ž		$100	105
ING Bank NV
2.63%, 02/05/2012 -144A		19,200	19,322
Lloyds TSB Bank PLC
1.42%, 06/09/2011 *	EUR	2,500	3,500
Royal Bank of Scotland PLC
7.64%, 09/29/2017 ■ Ž		$7,000	2,835
Societe Financement de L’economie Francaise
3.38%, 05/05/2014 -144A		5,500	5,514
Sumitomo Mitsui Banking Corp.
5.63%, 10/15/2015 -144A ■ Ž		550	506
Wells Fargo & Co.
7.98%, 03/15/2018 Ž		12,700	10,541
Commercial Services & Supplies - 0.1%
Waste Management, Inc.
7.38%, 08/01/2010		700	729
Consumer Finance - 2.0%
American Express Credit Corp.
5.88%, 05/02/2013		15,900	15,789
Capital One Financial Corp.
6.75%, 09/15/2017		3,400	3,253
Ford Motor Credit Co. LLC
7.25%, 10/25/2011		300	259
7.80%, 06/01/2012		2,300	1,979
HSBC Finance Corp.
0.72%, 03/12/2010 *		3,200	3,147
6.38%, 10/15/2011		2,000	2,045
Tyco International Finance SA
6.38%, 10/15/2011		1,510	1,591
Diversified Financial Services - 5.3%
Bank of America Corp.
5.65%, 05/01/2018		7,900	6,982
Bear Stearns Cos., Inc.
5.70%, 11/15/2014		4,400	4,483
6.40%, 10/02/2017		2,200	2,204
6.95%, 08/10/2012		4,400	4,782
7.25%, 02/01/2018		1,500	1,581
Citigroup Capital XXI
8.30%, 12/21/2057 ■		3,300	2,573
Citigroup, Inc.
5.50%, 04/11/2013		5,500	5,155
5.88%, 05/29/2037		1,100	860
8.40%, 04/30/2018 ■ Ž		10,100	7,577
Ford Motor Credit Co. LLC
7.00%, 10/01/2013		800	643
General Electric Capital Corp.
5.88%, 01/14/2038		3,700	2,928
6.50%, 09/15/2067 -144A ■	GBP	3,800	3,751
6.88%, 01/10/2039		$300	270
GMAC, Inc.
6.63%, 05/15/2012		2,600	2,117
7.00%, 02/01/2012		2,800	2,324
7.25%, 03/02/2011		700	635
JPMorgan Chase & Co.
6.00%, 01/15/2018		8,200	8,101
6.30%, 04/23/2019		3,000	3,017
Merrill Lynch & Co., Inc.
1.64%, 01/31/2014 *	EUR	2,100	2,435
6.05%, 08/15/2012		$400	401
6.88%, 04/25/2018		7,200	6,664
Petroleum Export, Ltd.
5.27%, 06/15/2011 -144A		383	369
Santander SA
0.70%, 11/20/2009 -144A *		4,700	4,670
6.67%, 10/24/2017 -144A ■ Ž		2,100	1,554
Diversified Telecommunication Services - 0.4%
AT&T, Inc.
4.13%, 09/15/2009		3,025	3,041
6.30%, 01/15/2038		1,900	1,836
KT Corp.
4.88%, 07/15/2015 -144A		900	814
Electric Utilities - 0.6%
Columbus Southern Power Co.
5.50%, 03/01/2013		100	103
EDF SA
6.50%, 01/26/2019 -144A		3,500	3,832
Entergy Gulf States, Inc.
5.70%, 06/01/2015		750	730
Florida Power Corp.
4.80%, 03/01/2013		1,960	2,032
Ohio Power Co.
5.50%, 02/15/2013		100	104
Progress Energy, Inc.
6.85%, 04/15/2012		440	477
7.10%, 03/01/2011		282	300
PSEG Power LLC
6.95%, 06/01/2012		921	992
Health Care Providers & Services - 0.3%
HCA, Inc.
9.25%, 11/15/2016		600	591
UnitedHealth Group, Inc.
6.00%, 02/15/2018		3,500	3,359
6.88%, 02/15/2038		700	648
The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)
(unaudited)

	Principal		Value
Insurance - 1.2%
American International Group, Inc.
8.18%, 05/15/2058 ■		$13,400	$3,823
8.25%, 08/15/2018		12,300	7,238
Metropolitan Life Global Funding I
1.28%, 05/17/2010 -144A *		2,600	2,579
5.13%, 04/10/2013 -144A		2,600	2,644
Principal Life Income Funding Trusts
5.30%, 04/24/2013		1,000	998
Media - 0.0%
Time Warner, Inc.
6.88%, 05/01/2012		410	439
Metals & Mining - 0.1%
Alcoa, Inc.
6.75%, 07/15/2018		2,300	2,041
Oil, Gas & Consumable Fuels - 1.1%
El Paso Corp.
7.75%, 01/15/2032		425	346
7.80%, 08/01/2031		125	102
Enterprise Products Operating, LP
4.95%, 06/01/2010		500	507
GAZ Capital SA
8.15%, 04/11/2018 -144A		1,200	1,092
8.63%, 04/28/2034 Reg S		2,300	2,228
Kerr-McGee Corp.
6.88%, 09/15/2011		2,500	2,637
NGPL Pipeco LLC
7.12%, 12/15/2017 -144A		4,100	4,297
7.77%, 12/15/2037 -144A		1,700	1,857
Sonat, Inc.
7.63%, 07/15/2011		1,000	980
Southern Natural Gas Co.
8.00%, 03/01/2032		820	868
Williams Cos., Inc.
7.50%, 01/15/2031		300	264
Road & Rail - 0.0%
Norfolk Southern Corp.
6.75%, 02/15/2011		550	580
Thrifts & Mortgage Finance - 0.6%
Nykredit Realkredit A/S
3.26%, 10/01/2038 *	DKK	17,069	3,012
Realkredit Danmark A/S
4.10%, 01/01/2038 *	DKK	33,707	5,925
Tobacco - 1.2%
Altria Group, Inc.
9.25%, 08/06/2019		$13,000	14,597
Reynolds American, Inc.
7.63%, 06/01/2016		800	802
Wireless Telecommunication Services - 0.0%
AT&T Mobility LLC
6.50%, 12/15/2011		560	604

Total Corporate Debt Securities (cost $374,592)			328,714

	Shares
CONVERTIBLE PREFERRED STOCKS - 0.2%
Commercial Banks - 0.1%
Wells Fargo & Co., 7.50% ▲	2,900	2,277
Insurance - 0.1%
American International Group, Inc., 8.50% ▲	97,000	923

Total Convertible Preferred Stocks (cost $9,965)		3,200

PREFERRED STOCKS - 0.2%
Thrifts & Mortgage Finance - 0.2%
DG Funding Trust, 1.15% -144A * § ▲	380	3,278
U.S. Government Agency Obligation - 0.0%
Fannie Mae, 8.25% ▲	65,000	87

Total Preferred Stocks (cost $5,667)		3,365

	Principal
LOAN ASSIGNMENTS - 1.0%
Automobiles - 0.3%
DaimlerChrysler Finance Co.
6.00%, 08/03/2012	$4,913	4,546
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC
6.48%, 10/10/2014	378	269
8.40%, 10/10/2014	3,562	2,539
Health Care Providers & Services - 0.4%
HCA, Inc.
6.01%, 11/18/2013	3,943	3,553
Health Management Associates, Inc.
7.10%, 08/16/2020	2,569	2,258
Media - 0.1%
CSC Holdings, Inc.
1.00%, 02/24/2013 *	1,481	1,390

Total Loan Assignments (cost $16,059)		14,555

PREFERRED CORPORATE DEBT SECURITY - 0.1%
Commercial Banks - 0.1%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A ■ Ž	1,910	2,125
Total Preferred Corporate Debt Security (cost $2,061)

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
0.10%, 07/16/2009 ▲	530	530
0.15%, 07/23/2009 ▲ (e)	1,620	1,620

Total Short-Term U.S. Government Obligations (cost $2,150)		2,150

REPURCHASE AGREEMENTS — (6.9%)
Freddie Mac
0.09%, dated 06/30/2009, to be repurchased at $95,900 on 07/01/2009	95,900	95,900
Fannie Mae
0.07%, dated 06/30/2009, to be repurchased at $3,000 on 07/01/2009	3,000	3,000

Total Repurchase Agreements (cost $98,900)		98,900

Total Investment Securities (cost $1,714,603) #		1,624,039
Other Assets and Liabilities — Net		(198,696)

Net Assets		$1,425,343

SECURITIES SOLD SHORT (6.0%)(g)
Fannie Mae
6.50%, 07/01/2037	(800)	(852)
Fannie Mae, TBA
5.00%, 07/01/2036	(28,100)	(28,609)
6.00%, 07/01/2037	(34,000)	(35,530)
Freddie Mac, TBA
5.50%, 07/01/2038	(21,000)	(21,676)

Total Securities Sold Short (Proceeds $86,211)		(86,667)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

	Notional
	Amount	Value
WRITTEN OPTIONS — (0.0%)
Put Options - 0.0%
Euro Future	(340)	$(37)
Put Strike $98.63
Expires 12/14/2009
Euro Future	(400)	(7)
Put Strike $98.50
Expires 09/14/2009

Total Written Options (Premiums: $97)		(44)

WRITTEN SWAPTIONS — (0.0%)
Put Options (0.0%)
2-Year IRO USD	(121,900)	(289)
Put Strike $2.95
Expires 12/15/2009
2-Year IRO USD	(12,200)	(29)
Put Strike $2.95
Expires 12/15/2009
7-Year IRO USD	(6,400)	(12)
Put Strike $4.40
Expires 08/03/2009
5-Year IRO USD	(5,200)	(4)
Put Strike $4.15
Expires 08/03/2009

Total Written Swaptions (Premiums: $873)		(334)

SWAP AGREEMENTS: (f)
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — BUY PROTECTION: (1)

				Implied
				Credit			Premiums
	Fixed Deal	Maturity		Spread at	Notional	Market	Paid	Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	06/30/2009 (3)	Amount (4)	Value	(Received)	Appreciation
Alcoa, Inc., 6.34%, 07/15/2019	1.33%	09/20/2018	BRC	409.29	$2,300	$373	$—	$373
BFC Genesee, Ltd., 7.00%, 01/01/2041 §	2.25%	01/10/2041	CBK	96.03	2,460	2,370	—	2,370
HSBC Finance Corp BP, 6.38%, 01/15/2011	0.20%	12/20/2011	RYL	467.76	2,000	201	—	201
Montauk Point CDO, Ltd. 26-2A A4, 6.8%, 04/06/2046 §	2.22%	01/06/2046	FBF	2,884.31	2,500	2,376	—	2,376

						$5,320	$—	$5,320

The notes to the financial statements are an integral part of this report.

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES — SELL PROTECTION: (2)

				Implied
	Fixed Deal			Credit			Premiums	Unrealized
	Receive	Maturity		Spread at	Notional	Market	Paid	Appreciation
Reference Obligation	Rate	Date	Counterparty	06/30/2009 (3)	Amount (4)	Value	(Received)	(Depreciation)
Altria Group, Inc., 9.25%, 08/06/2019	1.46%	03/20/2019	DUB	108.83	$13,000	$(447)	$—	$(447)
John Deere Capital Corp., 6.00%, 02/15/2009	1.75%	09/20/2013	BRC	137.45	2,500	39	—	39
Reynolds American Inc., 7.63%, 06/1/2016	1.28%	06/20/2017	GST	251.23	2,100	(148)	—	(148)
Time Warner, Inc., 5.88%, 11/15/2016	1.19%	03/20/2014	DUB	82.49	410	(7)	—	(7)

						$(563)	$—	$(563)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION: (1)

						Premiums
	Fixed Deal	Maturity		Notional	Market	Paid	Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	Amount (4)	Value (5)	(Received)	Appreciation
Dow Jones CDX.IG.5 7 Year Index	0.14%	12/20/2012	MYC	$13,400	$1,173	$—	$1,173
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	BRC	8,686	461	100	361
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	MYC	12,200	648	279	370
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	GST	13,176	700	208	493
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	RYL	3,806	202	51	151

					$3,184	$638	$2,548

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION: (2)

						Premiums	Unrealized
	Fixed Deal	Maturity		Notional	Market	Paid	Appreciation
Reference Obligation	Pay Rate	Date	Counterparty	Amount (4)	Value (5)	(Received)	(Depreciation)
Asset-backed Securities Index	0.11%	05/25/2046	GST	$3,991	$(2,707)	$(1,297)	$(1,410)
Dow Jones CDX.HY-8 1 Index	0.48%	06/20/2012	BRC	3,787	(187)	—	(187)
Dow Jones CDX.HY-9 1 Index	2.08%	12/20/2012	MEI	14,562	(538)	—	(538)
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	GST	22,741	158	(661)	819
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	MYC	45,872	481	(1,569)	2,049
Dow Jones CDX.IG.5 1 Year Index	0.46%	12/20/2015	MYC	9,600	(1,963)	—	(1,963)

					$(4,756)	$(3,527)	$(1,230)

INTEREST RATE SWAP AGREEMENTS — RECEIVABLE:

							Premiums
		Maturity		Currency	Notional	Market	Paid	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	Appreciation
FRC — Excluding Tobacco-Non-Revised CPI	2.15%	10/15/2010	UAG	EUR	6,300	$362	$—	$362
FRC — Excluding Tobacco-Non-Revised CPI	2.10%	10/15/2010	BRC	EUR	2,500	140	—	140
FRC — Excluding Tobacco-Non-Revised CPI	2.09%	10/15/2010	BPS	EUR	5,000	242	(1)	243
FRC — Excluding Tobacco-Non-Revised CPI	1.96%	04/05/2012	BRC	EUR	600	10	1	9

						$754	$—	$754

The notes to the financial statements are an integral part of this report.

INTEREST RATE SWAP AGREEMENTS — PAYABLE:

							Premiums
		Maturity		Currency	Notional	Market	Paid	Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	Appreciation
6-month GBP-LIBOR	2.05%	09/15/2010	RYL	GBP	3,100	$242	$(92)	$334
6-month GBP-LIBOR	2.05%	09/15/2010	BRC	GBP	6,700	523	(176)	699
BRL-CDI	12.67%	01/04/2010	MLC	BRL	15,700	207	—	207
BRL-CDI	12.67%	01/04/2010	MYC	BRL	46,700	525	—	525
FRC — Excluding Tobacco-Non-Revised CPI	1.95%	03/15/2012	BRC	EUR	3,200	62	—	62
FRC — Excluding Tobacco-Non-Revised CPI	1.96%	03/28/2012	RYL	EUR	1,000	17	—	17
FRC — Excluding Tobacco-Non-Revised CPI	1.96%	03/30/2012	GLM	EUR	1,100	21	—	21
FRC — Excluding Tobacco-Non-Revised CPI	1.95%	03/30/2012	RYL	EUR	1,100	18	—	18
FRC — Excluding Tobacco-Non-Revised CPI	1.94%	04/10/2012	RYL	EUR	1,600	23	—	23
FRC — Excluding Tobacco-Non-Revised CPI	1.94%	04/10/2012	BPS	EUR	1,500	21	—	21
FRC — Excluding Tobacco-Non-Revised CPI	1.98%	04/30/2012	BRC	EUR	1,200	19	—	19
FRC-Excluding Tobacco-Non-Revised CPI	1.95%	03/15/2012	JPM	EUR	1,800	35	(548)	583

						$1,713	$(816)	$2,529

FUTURES CONTRACTS: (c)

			Net Unrealized
			Appreciation
Description	Contracts Г	Expiration Date	(Depreciation)
3-Month EURIBOR	218	06/14/2010	$293
3-Month EURIBOR	1,035	09/13/2010	660
3-Month Pound Sterling	701	06/16/2010	(131)
90-Day Euro	324	12/14/2009	77
90-Day Euro	1,129	03/15/2010	2,833
90-Day Euro	36	09/14/2010	(23)
90-Day Euro	802	06/14/2010	(16)
90-Day GBP-LIBOR	1,085	09/16/2010	(25)
90-Day Sterling LIBOR	619	12/16/2009	3,646
90-Day Sterling LIBOR	264	03/17/2010	125
Euro Bund	7	09/08/2009	11

			$7,450

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS: (d)

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Brazilian Real	821	08/04/2009	$375	$42
Brazilian Real	2,931	08/04/2009	1,485	1
Brazilian Real	1,340	08/04/2009	679	♦
Brazilian Real	(821)	08/04/2009	(411)	(5)
Canadian Dollar	(5,898)	08/04/2009	(5,386)	314
Chinese Yuan Renminbi	49,274	07/15/2009	7,624	(409)
Chinese Yuan Renminbi	11,597	07/15/2009	1,800	(102)
Chinese Yuan Renminbi	32,934	07/15/2009	5,106	(284)
Chinese Yuan Renminbi	6,132	07/15/2009	951	(53)
Chinese Yuan Renminbi	4,081	07/15/2009	633	(35)
Chinese Yuan Renminbi	10,917	07/15/2009	1,698	(100)
Chinese Yuan Renminbi	7,278	07/15/2009	1,132	(66)
Chinese Yuan Renminbi	2,220	07/15/2009	346	(21)
Chinese Yuan Renminbi	2,221	07/15/2009	346	(21)
Chinese Yuan Renminbi	4,741	07/15/2009	739	(45)
Chinese Yuan Renminbi	9,288	07/15/2009	1,438	(78)
Chinese Yuan Renminbi	2,257	07/15/2009	350	(20)
Chinese Yuan Renminbi	12,914	07/15/2009	1,896	(5)
Chinese Yuan Renminbi	9,182	07/15/2009	1,347	(3)
Chinese Yuan Renminbi	9,169	07/15/2009	1,345	(3)
Chinese Yuan Renminbi	11,699	07/15/2009	1,715	(2)
Chinese Yuan Renminbi	(28,741)	07/15/2009	(4,100)	(108)
Chinese Yuan Renminbi	(19,544)	07/15/2009	(2,800)	(62)
Chinese Yuan Renminbi	(26,052)	07/15/2009	(3,758)	(57)
Chinese Yuan Renminbi	(34,288)	07/15/2009	(4,946)	(74)
Chinese Yuan Renminbi	(12,938)	07/15/2009	(1,867)	(27)
Chinese Yuan Renminbi	(11,744)	07/15/2009	(1,694)	(25)
Chinese Yuan Renminbi	(11,337)	07/15/2009	(1,636)	(24)
Chinese Yuan Renminbi	(34,307)	07/15/2009	(4,947)	(76)
Chinese Yuan Renminbi	(6,949)	07/15/2009	(997)	(20)
Chinese Yuan Renminbi	10,181	09/08/2009	1,460	32
Chinese Yuan Renminbi	10,222	09/08/2009	1,470	28
Chinese Yuan Renminbi	10,134	09/08/2009	1,470	15
Chinese Yuan Renminbi	10,078	09/08/2009	1,460	17
Chinese Yuan Renminbi	8,284	09/08/2009	1,200	14
Chinese Yuan Renminbi	15,100	09/08/2009	2,190	23
Chinese Yuan Renminbi	20,272	09/08/2009	2,920	51
Chinese Yuan Renminbi	10,064	09/08/2009	1,450	25
Chinese Yuan Renminbi	5,553	09/08/2009	799	14
Chinese Yuan Renminbi	(2,206)	09/08/2009	(320)	(3)
Chinese Yuan Renminbi	(9,182)	09/08/2009	(1,351)	5
Chinese Yuan Renminbi	(9,169)	09/08/2009	(1,348)	4
Chinese Yuan Renminbi	(11,699)	09/08/2009	(1,719)	4
Chinese Yuan Renminbi	(1,544)	03/29/2010	(228)	1
Chinese Yuan Renminbi	(1,604)	03/29/2010	(238)	1
Chinese Yuan Renminbi	(12,787)	03/29/2010	(1,896)	10
Chinese Yuan Renminbi	(1,072)	03/29/2010	(159)	1
Chinese Yuan Renminbi	(15)	03/29/2010	(2)	♦
Chinese Yuan Renminbi	(226)	03/29/2010	(33)	♦
Chinese Yuan Renminbi	(2)	03/29/2010	♦	♦
Chinese Yuan Renminbi	28,272	06/07/2010	4,200	(20)
Chinese Yuan Renminbi	12,477	06/07/2010	1,852	(7)
Chinese Yuan Renminbi	29,621	06/07/2010	4,400	(21)
Chinese Yuan Renminbi	19,376	06/07/2010	2,876	(11)
Chinese Yuan Renminbi	11,616	06/07/2010	1,725	(8)
Chinese Yuan Renminbi	6,263	06/07/2010	930	(4)
Chinese Yuan Renminbi	19,273	06/07/2010	2,862	(13)
Chinese Yuan Renminbi	7,697	06/07/2010	1,144	(6)
Danish Kroner	(47,035)	07/02/2009	(8,979)	119
Danish Kroner	(47,035)	10/01/2009	(8,847)	(3)
The notes to the financial statements are an integral part of this report.

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Euro	(7,171)	07/27/2009	$(10,006)	$(54)
Euro	(1,188)	07/27/2009	(1,665)	(1)
Euro	(12,438)	07/27/2009	(17,251)	(197)
Euro	(5,689)	07/27/2009	(7,979)	(2)
Japanese Yen	(83,937)	07/02/2009	(871)	♦
Japanese Yen	(5,584)	07/02/2009	(57)	(1)
Japanese Yen	(90,477)	07/22/2009	(942)	3
Malaysian Ringgit	5,059	08/12/2009	1,430	7
Malaysian Ringgit	2,492	08/12/2009	700	8
Malaysian Ringgit	1,093	08/12/2009	306	4
Malaysian Ringgit	(8,526)	08/12/2009	(2,326)	(96)
Mexican Peso	115	11/27/2009	8	1
Mexican Peso	116,852	11/27/2009	8,170	518
Mexican Peso	(115,212)	11/27/2009	(8,036)	(530)
New Zealand Dollar	(391)	07/23/2009	(241)	(11)
Pound Sterling	750	07/02/2009	1,176	58
Pound Sterling	(3,742)	07/02/2009	(5,790)	(367)
Pound Sterling	(552)	07/02/2009	(886)	(22)
Pound Sterling	(57)	07/02/2009	(93)	(1)
Pound Sterling	(1,544)	07/02/2009	(2,528)	(12)
Pound Sterling	(5,145)	08/06/2009	(8,505)	41
Pound Sterling	(490)	08/06/2009	(806)	♦
Singapore Dollar	984	07/30/2009	680	(1)
Singapore Dollar	2,483	07/30/2009	1,634	80
Singapore Dollar	2,414	07/30/2009	1,586	80
Singapore Dollar	1,910	07/30/2009	1,259	60
Singapore Dollar	(9,430)	07/30/2009	(6,213)	(297)

				$(1,832)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

§	Illiquid. These securities aggregated $13,226, or 0.93%, of the Fund’s net assets.

Џ	In default.

♦	Value and/or principal is less than $1.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Г	Contract amounts are not in thousands.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

▲	Rate shown reflects the yield at 06/30/2009.

•	Repurchase agreements are collateralized by U.S. Government Agency Obligations with interest rates ranging from 2.23% to 6.00%, maturity dates between 05/15/2011 and 04/23/2012, and with market values plus accrued interests of $100,042.

#	Aggregate cost for federal income tax purposes is $1,714,603. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $35,988 and $126,552, respectively. Net unrealized depreciation for tax purposes is $90,564.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The notes to the financial statements are an integral part of this report.

(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(a)	All or a portion of this security, in the amount of $2,739, has been pledged as collateral for open future contracts.

(b)	Securities with an aggregate market value of $3,223 have been pledged as collateral for open future contracts.

(c)	Cash in the amount of $1,002 has been segregated with the broker to cover margin requirements for open future contracts.

(d)	Cash in the amount of $2,190 has been segregated with the custodian to cover open forward foreign currency transactions.

(e)	All or a portion of this security, in the amount of $1,620, has been segregated with the broker to cover margin requirements for open swap contracts.

(f)	Securities with an aggregate market value of $4,459 have been pledged as collateral and cash in the amount of $5,750 has been segregated with the custodian to cover margin requirements for open swap contracts.

(g)	Securities with an aggregate market value of $600 have been pledged as collateral and cash in the amount of $865 has been segregated with the custodian to cover margin requirements for open TBA transactions.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $102,006, or 7.16%, of the Fund’s net assets.

BPS	BNP Paribas

BRC	Barclays Bank PLC

BRL	Brazilian Real

CAD	Canadian Dollar

CBK	Citibank N.A.

CDI	Credit Default Index

CDO	Collateralized Debt Obligation

CDX	A series of indices that track North American and emerging market credit derivative indices.

CLO	Collateralized Loan Obligation

CPI	Consumer Price Index

DKK	Danish Kroner

DUB	Deutsche Bank AG

EUR	Euro

EURIBOR	Euro InterBank Offered Rate

FBF	Credit Suisse

FRC	Fixed Rate Credit

GBP	Pound Sterling

GLM	Goldman Sachs Capital Markets

GST	Goldman Sachs Capital Markets

HY	High Yield

IG	Investment Grade

IRO	Interest Rate Option

JPM	JPMorgan Chase Bank

LB	Lehman Brothers

LIBOR	London Interbank Offered Rates

LLC	Limited Liability Company

LP	Limited Partnership

MEI	Merrill Lynch International

MLC	Merrill Lynch Capital Services

MYC	Morgan Stanley Capital Services

PLC	Public Limited Company

RYL	Royal Bank of Scotland PLC

TBA	To Be Announced

UAG	UBS AG
The notes to the financial statements are an integral part of this report.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Financials	$6,477	$—	$—	$6,477
Equities — U.S. Government Agency Obligation	87	—	—	87
Fixed Income — Asset-Backed Security	—	27,027	2,517	29,544
Fixed Income — Consumer Discretionary	—	21,295	—	21,295
Fixed Income — Consumer Staples	—	802	—	802
Fixed Income — Energy	—	15,447	—	15,447
Fixed Income — Financials	—	275,677	—	275,677
Fixed Income — Foreign Government Obligation	—	53,740	—	53,740
Fixed Income — Health Care	—	10,409	—	10,409
Fixed Income — Industrials	—	2,319	—	2,319
Fixed Income — Materials	—	2,041	—	2,041
Fixed Income — Mortgage-Backed Security	—	132,819	—	132,819
Fixed Income — Municipal Government Obligation	—	102,347	—	102,347
Fixed Income — Telecommunication Services	—	6,295	—	6,295
Fixed Income — U.S. Government Agency Obligation	—	830,501	—	830,501
Fixed Income — U.S. Government Obligation	—	22,079	—	22,079
Fixed Income — Utilities	—	11,109	—	11,109
Cash & Cash Equivalent — Short-Term U.S. Government Obligation	—	101,050	—	101,050

Total	$6,564	$1,614,957	$2,517	$1,624,038

Other Financial Instruments(1),*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$12	$(1,844)	$—	$(1,832)
Credit Default Swap	—	4,902	1,173	6,075
Interest Rate Swap	—	3,076	207	3,284
Futures Contracts	—	7,449	—	7,449
Written Swaption	539	—	—	539
Written Option	54	—	—	54

Total	$605	$13,583	$1,380	$15,568

Securities Sold Short	Level 1	Level 2	Level 3	Total
Fixed Income — U.S. Government Agency Obligation	$—	$(86,667)	$—	$(86,667)

Total	$—	$(86,667)	$—	$(86,667)

Level 3 Rollforward

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Total Unrealized	In/(Out) of	Balance at
Securities	6/30/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	6/30/2009
Fixed Income - Asset-Backed Security	$2,703	$(158)	$—	$(28)	$—	$—	$2,517
Index Swap Agreement - Derivative	$2,632	$—	$—	$(1,252)	$—	$—	$1,380

Total	$5,345	$—	$—	$(1,280)	$—	$—	$3,897

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending June 30, 2009:

(1)	Floating or variable rate note.

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $1,615,703)	$1,525,139
Repurchase agreement, at value (cost: $98,900)	98,900
Cash	4,601
Cash on deposit with broker	1,002
Foreign currency (cost: $9,970)	10,102
Receivables:
Investment securities sold	525,952
Shares sold	1,114
Interest	11,529
Swap agreements, at value (premium: $638)	11,649
Unrealized appreciation on forward foreign currency contracts	1,581

2,191,569

Liabilities:
Cash deposit due to custodian	8,805
Accounts payable and accrued liabilities:
Investment securities purchased	654,644
Shares redeemed	1,956
Management and advisory fees	777
Distribution and service fees	28
Trustees fees	4
Transfer agent fees	1
Administration fees	25
Printing fees	64
Variation margin	359
Other	141
Payable for terminated swaps	2,967
Unrealized depreciation on forward foreign currency contracts	3,413
Written options and swaptions, at value (premium: $970)	378
Swap agreements, at value (premium: $4,343)	5,997
Securities sold short, at value (proceeds: $86,211)	86,667

766,226

Net assets	$1,425,343

Net assets consist of:
Capital stock ($.01 par value)	$1,243
Additional paid-in capital	1,347,141
Undistributed net investment income	92,431
Undistributed net realized gain from investment securities, futures, written option and swaption contracts, swap agreements, and foreign currency transactions	59,541
Net unrealized appreciation (depreciation) on:
Investment securities	(90,564)
Futures contracts	7,450
Written option and swaption contracts	592
Swap agreements	9,358
Translation of assets and liabilities denominated in foreign currencies	(1,393)
Securities sold short	(456)

Net assets	$1,425,343

Net assets by class:
Initial Class	$1,287,020
Service Class	138,322
Shares outstanding:
Initial Class	112,232
Service Class	12,076
Net asset value and offering price per share:
Initial Class	$11.47
Service Class	11.45
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$527
Interest income	37,633
Securities lending income (net)	51

38,211

Expenses:
Management and advisory	4,188
Printing and shareholder reports	52
Custody	199
Administration	132
Legal	28
Audit and tax	9
Trustees	26
Transfer agent	17
Distribution and service:
Service Class	120
Other	19

Total expenses	4,790

Net investment income	33,421

Net realized gain (loss) on transactions from:
Investment securities	23,863
Futures contracts	19,274
Written option and swaption contracts	(465)
Swap agreements	(32,882)
Foreign currency transactions	(10,529)

(739)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	(5,791)
Futures contracts	(16,296)
Written option and swaption contracts	4,167
Swap agreements	73,454
Translation of assets and liabilities denominated in foreign currencies	10,317
Securities sold short	106

Change in unrealized appreciation (depreciation)	65,957

Net realized and unrealized gain	65,218

Net increase in net assets resulting from operations	$98,639

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$33,421	$66,568
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swaps, and foreign currency transactions	(739)	69,637
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swaps, and foreign currency translation	65,957	(179,860)

Net increase (decrease) in net assets resulting from operations	98,639	(43,655)

Distributions to shareholders:
From net investment income:
Initial Class	—	(59,004)
Service Class	—	(2,594)

	—	(61,598)

From net realized gains:
Initial Class	—	(20,193)
Service Class	—	(912)

	—	(21,104)

Total distributions to shareholders	—	(82,703)

Capital share transactions:
Proceeds from shares sold:
Initial Class	91,410	219,619
Service Class	73,717	59,630

	165,127	279,249

Dividends and distributions reinvested:
Initial Class	—	79,197
Service Class	—	3,506

	—	82,703

Cost of shares redeemed:
Initial Class	(108,727)	(256,904)
Service Class	(8,567)	(24,442)

	(117,294)	(281,345)

Net increase in net assets from capital shares transactions	47,833	80,606

Net increase (decrease) in net assets	146,472	(45,751)

Net assets:
Beginning of period/year	1,278,871	1,324,622

End of period/year	$1,425,343	$1,278,871

Undistributed net investment income	$92,431	$59,010

Share activity:
Shares issued:
Initial Class	8,379	18,984
Service Class	6,734	5,268

	15,113	24,252

Shares issued-reinvested from distributions:
Initial Class	—	7,213
Service Class	—	319

	—	7,532

Shares redeemed:
Initial Class	(10,019)	(23,232)
Service Class	(782)	(2,235)

	(10,801)	(25,467)

Net increase in shares outstanding:
Initial Class	(1,640)	2,965
Service Class	5,952	3,352

	4,312	6,317

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$10.66		$11.65	$10.98	$10.91	$11.12	$10.98
Investment operations
Net investment income(a)	0.26		0.55	0.50	0.45	0.36	0.19
Net realized and unrealized gain (loss)	0.55		(0.86)	0.46	—	(0.10)	0.29

Total operations	0.81		(0.31)	0.96	0.45	0.26	0.48

Distributions
From net investment income	—		(0.51)	(0.29)	(0.38)	(0.20)	(0.17)
From net realized gains	—		(0.17)	— (b)	—	(0.27)	(0.17)

Total distributions	—		(0.68)	(0.29)	(0.38)	(0.47)	(0.34)

Net asset value
End of period/year	$11.47		$10.66	$11.65	$10.98	$10.91	$11.12

Total return(c)	7.60	%(d)	(2.79)%	8.95%	4.21%	2.33%	4.50%
Net assets end of period/year (000’s)	$1,287,020		$1,213,602	$1,292,286	$976,434	$726,038	$633,493
Ratio and supplemental data
Expenses to average net assets	0.71	%(e)	0.70%	0.70%	0.73%	0.74%	0.75%
Net investment income, to average net assets	4.79	%(e)	4.87%	4.47%	4.13%	3.28%	1.75%
Portfolio turnover rate	470	%(d)	740%	728%	709%	387%	393%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$10.66		$11.67	$11.00	$10.93	$11.16	$11.02
Investment operations
Net investment income(a)	0.25		0.51	0.47	0.42	0.34	0.17
Net realized and unrealized gain (loss)	0.54		(0.85)	0.47	0.01	(0.11)	0.29

Total operations	0.79		(0.34)	0.94	0.43	0.23	0.46

Distributions
From net investment income	—		(0.50)	(0.27)	(0.36)	(0.19)	(0.15)
From net realized gains	—		(0.17)	— (b)	—	(0.27)	(0.17)

Total distributions	—		(0.67)	(0.27)	(0.36)	(0.46)	(0.32)

Net asset value
End of period/year	$11.45		$10.66	$11.67	$11.00	$10.93	$11.16

Total return(c)	7.41	%(d)	(3.07)%	8.80%	3.90%	2.03%	4.22%
Net assets end of period/year (000’s)	$138,322		$65,268	$32,336	$24,957	$23,661	$14,590
Ratio and supplemental data
Expenses to average net assets	0.96	%(e)	0.95%	0.95%	0.98%	0.99%	1.01%
Net investment income, to average net assets	4.53	%(e)	4.55%	4.23%	3.86%	3.10%	1.54%
Portfolio turnover rate	470	%(d)	740%	728%	709%	387%	393%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.
The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Leve 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
TBA purchase commitments: The Fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Loan participations/assignments: The Fund may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries.
As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corproate borrowers.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at June 30, 2009 are listed in the Schedule of Investments.
Swap agreements: The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Specific risks and accounting related to each type of swap agreement are identified and described below:
Credit default swap agreements: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedule of Investments. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap agreement cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Interest rate swap agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. To help hedge against this risk, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap agreement cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees. When the swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in market conditions will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Total return swap agreements: The Fund is subject to equity and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objectives. The Fund may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where exchanged cash flows based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counter party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.
The aggregate fair value of the total return swaps are disclosed in the Schedule of Investments. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap agreement cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions. These upfront payments are recorded as realized gains or losses on the Statement of Operations over the term (settlement date to maturity) of the swap. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive payments from or make payments to the counterparty. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. Liquidation payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.
Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and is recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts at June 30, 2009 is listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Option contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. The Fund may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
The underlying face amounts of open option and swaption contracts at June 30, 2009 are listed in the Schedule of Investments.

	Premium	Notional Amount
Balance at December 31, 2008	$—	—
Sales	325	1,282
Closing Buys	—	—
Expirations	—	—
Exercised	(228)	(542)

Balance at June 30, 2009	$97	740

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2008	$2,378	219,900
Sales	43	19,500
Closing Buys	(708)	(33,400)
Expirations	(302)	(42,200)
Exercised	(538)	(18,100)

Balance at June 30, 2009	$873	145,700

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Market and credit risk: On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. The Fund had select holdings, credit default and interest rate swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity or counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration.
The security holdings, credit default and interest rate swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers have been adjusted to their estimated fair values. Anticipated losses for derivatives transactions associated with Lehman Brothers have been incorporated as payable for terminated swap agreements on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers as referenced entity. These recovery rates have been utilized in determining estimated fair values. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of The Financial Accounting Standard’s Board Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met.
The Sub-Adviser has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. The Sub-Adviser has terminated transactions with Lehman Brothers counterparties, has obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$166,483	11.68%

Transamerica Asset Allocation-Moderate VP	314,626	22.07

Transamerica Asset Allocation-Moderate Growth VP	289,381	20.30

Transamerica International Moderate Growth VP	40,785	2.86

Transamerica BlackRock Tactical Allocation VP	587	0.04

Total	$811,862	56.95%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.20% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$7,501,095
U.S. Government	2,056,990
Proceeds from maturities and sales of securities:
Long-term	8,350,501
U.S. Government	2,105,245
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives			Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Receivables, Net Assets - Unrealized appreciation	$10,111	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	$(530	)(a)
Foreign Exchange Contracts	Receivables, Unrealized appreciation on forward foreign currency contracts	1,581		Accounts payable and accrued liabilities, Unrealized depreciation on forward foreign currency contracts	(3,457)

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. (continued)

Derivatives not accounted for as
hedging instruments under
Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit Contracts	Receivables, Net Assets - Unrealized appreciation	$9,181	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	$(5,996)

Total		$20,873		$(9,983)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as		Purchased
hedging instruments under		options and	Written options
Statement 133	Futures	swaptions	and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$19,239	$(170)	$(1,027)	$(37,512)	$—	$(19,469)
Foreign Exchange Contracts	—	1,169	23	—	(5,391)	(4,198)
Credit Contracts	—	—	—	5,939	—	5,939

Total	$19,239	$999	$(1,004)	$(31,573)	$(5,391)	$(17,728)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as		Purchased
hedging instruments under		options and	Written options	Swap
Statement 133	Futures	swaptions	and swaptions	Agreements	Forwards	Total
Interest Rate Contracts	$(16,297)	$(3,143)	$4,114	$85,699	$—	$70,372
Foreign Exchange Contracts	—	(2,586)	54	—	4,394	1,862
Credit Contracts	—	—	—	(12,245)	—	(12,245)

Total	$(16,297)	$(5,729)	$4,168	$73,454	$4,394	$59,989

NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica PIMCO Total Return VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Pacific Investment Management Company, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds and separate accounts managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer or will offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Transamerica ProFund UltraBear VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at May 1, 2009 (commencement of operations) and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica ProFund UltraBear VP
Service Class	$1,000.00	$901.00	$1.95	$1,006.30	$2.06	1.23%

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Investment Companies	63.0%
Repurchase Agreement	14.4
Purchased Option	0.0 (a)
Other Assets and Liabilities — net(b)	22.6

Total	100.0%

(a)	Rounds to less than 0.05% or (0.05%).

(b)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
INVESTMENT COMPANIES — 63.0%
Capital Markets — 63.0%
State Street Corp. Government Money Market Fund	98,733	$99
State Street Global Advisors FDS Money Market Fund	98,733	98
State Street Global Advisors Prime Money Market Fund	98,733	99
State Street Institutional Liquid Reserve	98,733	99

Total Investment Companies (cost $395)		395

Notional
Amount
PURCHASED OPTION — 0.0%
Call Options — 0.0%
S&P 500 Index
Call Strike $1,300.00
Expires 07/17/2009	3	♦
Total Purchased Option (cost $♦)

	Principal
REPURCHASE AGREEMENT — 14.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $90 on 07/01/2009 •	$90	90

Total Repurchase Agreement (cost $90)

Total Investment Securities (cost $485) #		485
Other Assets and Liabilities — Net		142

Net Assets		$627

FUTURES CONTRACTS:

			Net Unrealized
Description	Contracts Γ	Expiration Date	(Depreciation)
S&P 500 E-Mini Index Ə	28	09/18/2009	$(5)

NOTES TO SCHEDULE OF INVESTMENTS:

Γ	Contract amounts are not in thousands.

♦	Value and/or principal is less than $1.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.74%, a maturity date of 08/01/2034, and with a market value plus accrued interest of $93.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

#	Aggregate cost for federal income tax purposes is $485. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $0 and less than $1, respectively. Net unrealized depreciation for tax purposes is less than $1.
VALUATION SUMMARY:

Investment Companies	Level 1		Level 2	Level 3	Total
Purchased Option	$	♦	$—	$—	$	♦
Repurchase Agreement		—	90	—		90
Capital Markets		—	395	—		395

Total	$	♦	$485	$—		$485

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts	$—	$(5)	$—	$(5)

Total	$—	$(5)	$—	$(5)

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $395)	$395
Repurchase agreement, at value (cost: $90)	90
Receivables:
Due from advisor	3
Variation margin	153

641

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	10
Printing fees	1
Other	3

14

Net assets	$627

Net assets consist of:
Capital stock ($.01 par value)	$1
Additional paid-in capital	666
Accumulated net investment loss	(1)
Accumulated net realized loss from investment securities and futures	(34)
Net unrealized appreciation (depreciation) on:
Futures contracts	(5)

Net assets	$627

Net assets by class	$627

Shares outstanding	70

Net asset value and offering price per share	$9.01
STATEMENT OF OPERATIONS
For the period ended June 30, 2009(b)
(all amounts in thousands)
(unaudited)

Investment income:
Interest income	— (a)

Expenses:
Management and advisory	1
Printing and shareholder reports	1
Custody	1
Administration	— (a)
Legal	— (a)
Audit and tax	2
Trustees	— (a)
Transfer agent	— (a)
Distribution and service	— (a)
Other	— (a)

Total expenses	5

Less waiver/reimbursement	(4)

Net expenses	1

Net investment loss	(1)

Net realized gain (loss) on transactions from:
Futures contracts	(34)

(34)

Net decrease in unrealized appreciation (depreciation) on:
Futures contracts	(5)

Change in unrealized appreciation (depreciation)	(5)

Net realized and unrealized loss	(39)

Net decrease in net assets resulting from operations	$(40)

(a)	Rounds to less than $1.

(b)	Commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

June 30, 2009
(unaudited)(a)
From operations:
Net investment loss	$(1)
Net realized gain (loss) from investment securities and futures contracts	(34)
Change in net unrealized appreciation (depreciation) on investment securities and futures contracts	(5)

Net decrease in net assets resulting from operations	(40)

Capital share transactions:

Proceeds from shares sold	694
Cost of shares redeemed	(27)

Net increase in net assets from capital shares transactions	667

Net increase in net assets	627

Net assets:
Beginning of period	—

End of period	$627

Accumulated net investment income (loss)	$(1)

Share activity:

Shares issued	73
Shares redeemed	(3)

Net increase in shares outstanding	70

(a)	Commenced operations on May 1, 2009.
The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited)
For a share outstanding throughout each period

	Service Class
	May 1 to June
	30, 2009
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a)	(0.02)
Net realized and unrealized gain	(0.97)

Total operations	(0.99)

Net asset value
End of period	$9.01

Total return(b)	(9.90	)%(c)
Net assets end of period (000’s)	$627
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.23	%(d)
Before reimbursement/fee waiver	9.36	%(d)
Net investment loss, to average net assets	1.18	%(d)
Portfolio turnover rate	—	%(c) (e)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount rounds to less than 1%.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers one class of shares; a Service class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period from inception, May 1, 2009, to June 30, 2009.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and is recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts at June 30, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
At the commencement of operations of this Fund and class, TAM, an affiliate, invested in the Fund. As of June 30, 2009, TAM had investments in the Fund as follows:

	Market	% of Fund’s
	Value	Net Assets
Service Class	$225	35.9%

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 million	0.75%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.98% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period from inception, May 1, 2009, to June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.
The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception, May 1, 2009, to June 30, 2009 were as follows:

Purchases of securities:
Long-term	$	♦
U.S. Government		—
Proceeds from maturities and sales of securities:
Long-term		—
U.S. Government		—

♦	Rounds to less than $1.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives			Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest Rate Contracts	Receivables, Net Assets - Unrealized appreciation	$—	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	$	(—	)(a)
Foreign Exchange Contracts	Receivables, Unrealized appreciation on forward foreign currency contracts	—		Accounts payable and accrued liabilities, Unrealized depreciation on forward foreign currency contracts		(—)
Credit Contracts	Receivables, Net Assets - Unrealized appreciation	—		Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation		(—)
Equity Contracts	Receivables, Net Assets - Unrealized appreciation	♦	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation		(5	)(a)
Other Contracts	Receivables	—		Accounts payable and accrued liabilities		(—)

Total		♦				(5)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under		Purchased options	Written options and
Statement 133	Futures	and swaptions	swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$—	$—	$—	$—	$—	$—
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	(34)	—	—	—	—	(34)
Other Contracts	—	—	—	—	—	—

Total	(34)	—	—	—	—	(34)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under		Purchased options	Written options and
Statement 133	Futures	and swaptions	swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$—	$—	$—	$—	$—	$—
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	—	—	—
Equity Contracts	(5)	♦	—	—	—	(5)
Other Contracts	—	—	—	—	—	—

Total	(5)	♦	—	—	—	(5)

NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

♦	Rounds to less than $1.

9

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL
At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica ProFund UltraBear VP as a new series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST and Transamerica ProFund UltraBear VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ProFund Advisors, LLC (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. It was noted that the Fund will not be offered as a standalone option for an investor to purchase, but rather it will be used exclusively to hedge equity risk for certain variable annuity products that utilize the TST funds. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.
The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper, Inc. and Strategic Insight Simfund.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and their shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.
Other considerations. The Board considered the investment objective of the Fund and its investment strategy and determined that the Fund would work to mitigate market risk for shareholders and the affiliated insurance companies offering certain annuity benefits. The Board noted that other series of TST have generated considerable investor interest. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving a substantial amount of management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

10

Transamerica Science & Technology VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Science & Technology VP
Initial Class	$1,000.00	$1,252.90	$4.97	$1,020.38	$4.46	0.89%
Service Class	1,000.00	1,252.90	6.37	1,019.14	5.71	1.14

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	93.6%
Repurchase Agreement	6.4
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05)%.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS — 93.6%
Aerospace & Defense — 2.0%
Hexcel Corp. ‡	190,500	$1,815
Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc. ‡	33,000	1,357
Gilead Sciences, Inc. ‡	29,905	1,401
Communications Equipment — 20.0%
Brocade Communications Systems, Inc. ‡	200,000	1,564
Cisco Systems, Inc. ‡	44,420	828
F5 Networks, Inc. ‡	80,445	2,783
Juniper Networks, Inc. ‡	66,130	1,561
Palm, Inc. ‡	323,555	5,361
Polycom, Inc. ‡	181,140	3,672
Qualcomm, Inc.	49,845	2,253
Computers & Peripherals — 10.6%
Apple, Inc. ‡	23,095	3,289
Data Domain, Inc. ‡	137,000	4,570
EMC Corp. -Series MA ‡	125,355	1,642
Diversified Consumer Services — 1.1%
Capella Education Co. ‡	16,285	976
Diversified Telecommunication Services — 4.5%
AT&T, Inc.	81,630	2,028
Verizon Communications, Inc.	65,145	2,002
Electronic Equipment & Instruments — 4.4%
DTS, Inc. ‡	46,390	1,256
FLIR Systems, Inc. ‡	77,975	1,759
Itron, Inc. ‡	16,715	920
Health Care Equipment & Supplies — 4.7%
Intuitive Surgical, Inc. ‡	10,700	1,751
NuVasive, Inc. ‡	57,345	2,558
Internet & Catalog Retail — 6.0%
Amazon.com, Inc. ‡	42,740	3,576
priceline.com, Inc. ‡	16,580	1,849
Internet Software & Services — 8.7%
Equinix, Inc. ‡	44,120	3,209
Google, Inc. -Class A ‡	5,725	2,414
Vocus, Inc. ‡	109,365	2,161
Pharmaceuticals — 1.9%
Allergan, Inc.	35,335	1,681
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	47,380	784
Software — 17.7%
Activision Blizzard, Inc. ‡	266,500	3,366
Adobe Systems, Inc. ‡	60,210	1,704
Concur Technologies, Inc. ‡	68,700	2,135
Informatica Corp. ‡	92,685	1,593
Nintendo Co., Ltd. ADR	45,600	1,572
Nuance Communications, Inc. ‡	211,325	2,555
Salesforce.com, Inc. ‡	79,260	3,025
Wireless Telecommunication Services — 8.0%
American Tower Corp. -Class A ‡	46,885	1,478
NII Holdings, Inc. ‡	88,145	1,681
SBA Communications Corp. -Class A ‡	56,460	1,386
Sprint Nextel Corp. ‡	542,885	2,611

Total Common Stocks (cost $81,734)		84,126

	Principal
REPURCHASE AGREEMENT — 6.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $5,797 on 07/01/2009 •	$5,797	5,797

Total Repurchase Agreement (cost $5,797)
Total Investment Securities (cost $87,531) #		89,923
Other Assets and Liabilities — Net		13

Net Assets		$89,936

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 0.62% to 0.67%, maturity dates ranging from 07/15/2036 to 08/15/2036, and with market values plus accrued interests of $5,916.

#	Aggregate cost for federal income tax purposes is $87,531. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,861 and $11,469, respectively. Net unrealized appreciation for tax purposes is $2,392.
DEFINITION:
ADR American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$6,401	$—	$—	$6,401
Equities — Health Care	8,748	—	—	8,748
Equities — Industrials	1,815	—	—	1,815
Equities — Information Technology	55,976	—	—	55,976
Equities — Telecommunication Services	11,186	—	—	11,186
Cash & Cash Equivalent — Repurchase Agreement	—	5,797	—	5,797

Total	$84,126	$5,797	$—	$89,923

The notes to the financial statements are an integral part of this report.

2

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $81,734)	$84,126
Repurchase agreement, at value (cost: $5,797)	5,797
Foreign currency (cost: $27)	29
Receivables:
Shares sold	83

90,035

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	7
Management and advisory fees	60
Distribution and service fees	1
Administration fees	2
Printing fees	12
Other	17

99

Net assets	$89,936

Net assets consist of:
Capital stock ($.01 par value)	$275
Additional paid-in capital	107,038
Accumulated net investment loss	(171)
Accumulated net realized loss from investment securities	(19,600)
Net unrealized appreciation (depreciation) on:
Investment securities	2,392
Translation of assets and liabilities denominated in foreign currencies	2

Net assets	$89,936

Net assets by class:
Initial Class	$86,616
Service Class	3,320
Shares outstanding:
Initial Class	26,483
Service Class	1,030
Net asset value and offering price per share:
Initial Class	$3.27
Service Class	3.22
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$147
Securities lending income (net)	9

156

Expenses:
Management and advisory	285
Printing and shareholder reports	9
Custody	9
Administration	7
Legal	2
Audit and tax	9
Trustees	1
Transfer agent	1
Distribution and service:
Service Class	3
Other	1

Total expenses	327

Net investment loss	(171)

Net realized gain (loss) on transactions from:
Investment securities	(15,456)

(15,456)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	33,348

Net realized and unrealized gain	17,892

Net increase in net assets resulting from operations	$17,721

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment loss	$(171)	$(374)
Net realized gain (loss) from investment securities	(15,456)	(4,067)
Change in net unrealized appreciation (depreciation) on investment securities	33,348	(81,432)

Net increase (decrease) in net assets resulting from operations	17,721	(85,873)

Distributions to shareholders:
From net realized gains:
Initial Class	—	(6,962)
Service Class	—	(276)

	—	(7,238)

Total distributions to shareholders	—	(7,238)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,794	20,786
Service Class	873	3,107

	6,667	23,893

Dividends and distributions reinvested:
Initial Class	—	6,962
Service Class	—	276

	—	7,238

Cost of shares redeemed:
Initial Class	(5,031)	(62,299)
Service Class	(815)	(4,477)

	(5,846)	(66,776)

Net increase (decrease) in net assets from capital shares transactions	821	(35,645)

Net increase (decrease) in net assets	18,542	(128,756)

Net assets:
Beginning of period/year	71,394	200,150

End of period/year	$89,936	$71,394

Accumulated net investment income (loss)	$(171)	$—

Share activity:
Shares issued:
Initial Class	2,022	5,043
Service Class	306	764

	2,328	5,807

Shares issued-reinvested from distributions:
Initial Class	—	1,662
Service Class	—	66

	—	1,728

Shares redeemed:
Initial Class	(1,903)	(16,425)
Service Class	(309)	(1,134)

	(2,212)	(17,559)

Net increase (decrease) in shares outstanding:
Initial Class	119	(9,720)
Service Class	(3)	(304)

	116	(10,024)

The notes to the financial statements are an integral part of this report.

4

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$2.61		$5.35	$4.03	$4.36	$4.29	$3.97
Investment operations
Net investment income (loss)(a)	(0.01)		(0.01)	(0.02)	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.67		(2.50)	1.34	0.02	0.10	0.30

Total operations	0.66		(2.51)	1.32	0.01	0.09	0.32

Distributions
From net investment income	—		—	—	—	(0.02)	—
From net realized gains	—		(0.23)	—	(0.34)	—	—

Total distributions	—		(0.23)	—	(0.34)	(0.02)	—

Net asset value
End of period/year	$3.27		$2.61	$5.35	$4.03	$4.36	$4.29

Total return(b)	25.29	%(c)	(48.59)%	32.75%	1.01%	2.06%	8.06%
Net assets end of period/year (000’s)	$86,616		$68,734	$193,067	$135,878	$153,247	$209,049
Ratio and supplemental data
Expenses to average net assets	0.89	%(d)	0.86%	0.85%	0.85%	0.88%	0.85%
Net investment income (loss), to average net assets	(0.46	)%(d)	(0.27)%	(0.38)%	(0.33)%	(0.22)%	0.38%
Portfolio turnover rate	36	%(c)	52%	62%	93%	91%	35%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$2.57		$5.30	$4.00	$4.34	$4.28	$3.97
Investment operations
Net investment income (loss)(a)	(0.01)		(0.02)	(0.03)	(0.02)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.66		(2.48)	1.33	0.02	0.09	0.29

Total operations	0.65		(2.50)	1.30	—	0.07	0.31

Distributions
From net investment income	—		—	—	—	(0.01)	—
From net realized gains	—		(0.23)	—	(0.34)	—	—

Total distributions	—		(0.23)	—	(0.34)	(0.01)	—

Net asset value
End of period/year	$3.22		$2.57	$5.30	$4.00	$4.34	$4.28

Total return(b)	25.29	%(c)	(48.87)%	32.50%	0.76%	1.86%	7.56%
Net assets end of period/year (000’s)	$3,320		$2,660	$7,083	$2,504	$2,251	$2,324
Ratio and supplemental data
Expenses to average net assets	1.14	%(d)	1.11%	1.10%	1.10%	1.13%	1.15%
Net investment income (loss), to average net assets	(0.70	)%(d)	(0.54)%	(0.65)%	(0.59)%	(0.47)%	0.48%
Portfolio turnover rate	36	%(c)	52%	62%	93%	91%	35%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

5

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Science & Technology VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus. The Fund is “non-diversified’ under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

6

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$3,900	4.34%

Transamerica Asset Allocation-Growth VP	4,173	4.64

Transamerica Asset Allocation-Moderate VP	12,813	14.25

Transamerica Asset Allocation-Moderate Growth VP	25,375	28.21

Total	$46,261	51.44%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.78%
Over $500 million	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.98% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$26,288
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	24,867
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Diversified Equity VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Science & Technology VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period and in line with the median for its peer universe for the past 3- and 5-year periods. The Trustees discussed the reasons for the underperformance, and agreed they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the median for its expense group and in line with the median for its expense universe and that the total expenses of the Portfolio were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica Small/Mid Cap Value VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Small/Mid Cap Value VP
Initial Class	$1,000.00	$1,151.70	$4.75	$1,020.38	$4.46	0.89%
Service Class	1,000.00	1,150.60	6.03	1,019.19	5.66	1.13

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.2%
Repurchase Agreement	0.8
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05)%.
The notes to the financial statements are an integral part of this report.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS — 99.2%
Auto Components — 4.0%
Tenneco, Inc. ‡	766,044	$8,120
Chemicals — 6.1%
FMC Corp.	56,000	2,649
Intrepid Potash, Inc. ‡	214,510	6,023
Terra Industries, Inc.	160,161	3,879
Commercial Banks — 3.8%
Bank of Hawaii Corp.	98,265	3,521
City National Corp.	116,680	4,297
Communications Equipment — 6.9%
Arris Group, Inc. ‡	488,535	5,940
Brocade Communications Systems, Inc. ‡	528,215	4,131
Harmonic Lightwaves, Inc. ‡	658,489	3,879
Electric Utilities — 4.2%
ITC Holdings Corp.	63,915	2,899
NV Energy, Inc.	275,400	2,972
Portland General Electric Co.	140,000	2,727
Electrical Equipment — 4.7%
General Cable Corp. ‡	180,170	6,772
Woodward Governor Co.	140,875	2,789
Energy Equipment & Services — 2.6%
Oil States International, Inc. ‡	96,915	2,346
Superior Energy Services, Inc. ‡	171,240	2,958
Health Care Equipment & Supplies — 4.0%
Hologic, Inc. ‡	296,940	4,226
West Pharmaceutical Services, Inc.	117,225	4,085
Health Care Providers & Services — 2.0%
Mednax, Inc. ‡	95,000	4,002
Health Care Technology — 2.6%
Allscripts-Misys Healthcare Solutions, Inc.	327,970	5,202
Hotels, Restaurants & Leisure — 4.5%
Cheesecake Factory ‡	205,570	3,556
Penn National Gaming, Inc. ‡	112,120	3,264
Starwood Hotels & Resorts Worldwide, Inc.	99,490	2,209
Household Durables — 1.5%
Tupperware Brands Corp.	119,835	3,118
Insurance — 5.2%
HCC Insurance Holdings, Inc.	210,485	5,054
PartnerRe, Ltd.	83,330	5,412
IT Services — 2.1%
NeuStar, Inc. -Class A ‡	192,871	4,274
Leisure Equipment & Products — 1.8%
Pool Corp.	224,800	3,723
Life Sciences Tools & Services — 2.8%
Charles River Laboratories International, Inc. ‡	166,495	5,619
Machinery — 3.0%
Clarcor, Inc.	113,450	3,312
Watts Water Technologies, Inc. -Class A	130,140	2,803
Media — 0.8%
Lamar Advertising Co. -Class A ‡	110,995	1,695
Metals & Mining — 2.0%
Reliance Steel & Aluminum Co.	104,060	3,995
Oil, Gas & Consumable Fuels — 4.1%
Comstock Resources, Inc. ‡	83,650	2,765
PetroHawk Energy Corp. ‡	252,880	5,638
Pharmaceuticals — 2.2%
Sepracor, Inc. ‡	255,060	4,418
Professional Services — 4.5%
FTI Consulting, Inc. ‡	90,000	4,565
Manpower, Inc.	108,300	4,585
Real Estate Investment Trusts — 11.2%
Annaly Capital Management, Inc.	345,755	5,235
Host Hotels & Resorts, Inc.	497,600	4,175
Kilroy Realty Corp.	199,717	4,102
Omega Healthcare Investors, Inc.	365,350	5,670
Potlatch Corp.	140,500	3,413
Real Estate Management & Development — 3.5%
Jones Lang Lasalle, Inc.	80,530	2,636
St. Joe Co. ‡	171,635	4,546
Road & Rail — 2.5%
Kansas City Southern ‡	311,625	5,020
Specialty Retail — 1.3%
Childrens Place Retail Stores, Inc. ‡	96,725	2,556
Thrifts & Mortgage Finance — 1.6%
People’s United Financial, Inc.	209,945	3,158
Trading Companies & Distributors — 3.7%
Beacon Roofing Supply, Inc. ‡	246,525	3,565
WESCO International, Inc. ‡	158,690	3,973

Total Common Stocks (cost $183,035)		201,471

	Principal
REPURCHASE AGREEMENT — 0.8%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $1,554 on 07/01/2009 •	$1,554	1,554

Total Repurchase Agreement (cost $1,554)

Total Investment Securities (cost $184,589) #		203,025
Other Assets and Liabilities — Net		61

Net Assets		$203,086

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.67%, a maturity date of 05/15/2036, and with a market value plus accrued interest of $1,586.

#	Aggregate cost for federal income tax purposes is $184,589. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $34,239 and $15,803, respectively. Net unrealized appreciation for tax purposes is $18,436.
The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$28,241	$—	$—	$28,241
Equities — Energy	13,707	—	—	13,707
Equities — Financials	51,219	—	—	51,219
Equities — Health Care	27,552	—	—	27,552
Equities — Industrials	37,384	—	—	37,384
Equities — Information Technology	18,224	—	—	18,224
Equities — Materials	16,546	—	—	16,546
Equities — Utilities	8,598	—	—	8,598
Cash & Cash Equivalent — Repurchase Agreement	—	1,554	—	1,554

Total	$201,471	$1,554	$—	$203,025

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $183,035)	$201,471
Repurchase agreement, at value (cost: $1,554)	1,554
Receivables:
Shares sold	81
Dividends	372

203,478

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	196
Management and advisory fees	147
Distribution and service fees	3
Administration fees	4
Printing fees	19
Other	23

392

Net assets	$203,086

Net assets consist of:
Capital stock ($.01 par value)	$152
Additional paid-in capital	244,873
Undistributed net investment income	7,531
Accumulated net realized loss from investment securities	(67,906)
Net unrealized appreciation (depreciation) on:
Investment securities	18,436

Net assets	$203,086

Net assets by class:
Initial Class	$188,788
Service Class	14,298
Shares outstanding:
Initial Class	14,130
Service Class	1,082
Net asset value and offering price per share:
Initial Class	$13.36
Service Class	13.22
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$1,783
Securities lending income (net)	37

1,820

Expenses:
Management and advisory	719
Printing and shareholder reports	20
Custody	20
Administration	18
Legal	4
Audit and tax	9
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	15
Other	3

Total expenses	813

Net investment income	1,007

Net realized gain (loss) on transactions from:
Investment securities	(11,942)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	36,674

Net realized and unrealized gain	24,732

Net increase in net assets resulting from operations	$25,739

The notes to the financial statements are an integral part of this report.

4

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$1,007	$6,218
Net realized gain (loss) from investment securities	(11,942)	(56,071)
Change in net unrealized appreciation (depreciation) on investment securities	36,674	(162,431)

Net increase (decrease) in net assets resulting from operations	25,739	(212,284)

Distributions to shareholders:
From net investment income:
Initial Class	—	(6,329)
Service Class	—	(436)

	—	(6,765)

From net realized gains:
Initial Class	—	(44,489)
Service Class	—	(3,491)

	—	(47,980)

Total distributions to shareholders	—	(54,745)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,481	92,748
Service Class	1,732	18,042

	9,213	110,790

Dividends and distributions reinvested:
Initial Class	—	50,818
Service Class	—	3,927

	—	54,745

Cost of shares redeemed:
Initial Class	(18,716)	(183,515)
Service Class	(1,758)	(21,404)

	(20,474)	(204,919)

Net decrease in net assets from capital shares transactions	(11,261)	(39,384)

Net increase (decrease) in net assets	14,478	(306,413)

Net assets:
Beginning of period/year	188,608	495,021

End of period/year	$203,086	$188,608

Undistributed net investment income (loss)	$7,531	$6,524

Share activity:
Shares issued:
Initial Class	619	4,581
Service Class	144	881

	763	5,462

Shares issued-reinvested from distributions:
Initial Class	—	2,734
Service Class	—	213

	—	2,947

Shares redeemed:
Initial Class	(1,666)	(13,130)
Service Class	(161)	(1,418)

	(1,827)	(14,548)

Net increase (decrease) in shares outstanding:
Initial Class	(1,047)	(5,815)
Service Class	(17)	(324)

	(1,064)	(6,139)

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$11.60		$22.10	$19.58	$18.33	$16.94	$14.56
Investment operations
Net investment income(a)	0.07		0.28	0.34	0.19	0.16	0.07
Net realized and unrealized gain (loss)	1.69		(8.43)	4.35	2.94	2.11	2.31

Total operations	1.76		(8.15)	4.69	3.13	2.27	2.38

Distributions
From net investment income	—		(0.29)	(0.21)	(0.18)	(0.08)	—
From net realized gains	—		(2.06)	(1.96)	(1.70)	(0.80)	—

Total distributions	—		(2.35)	(2.17)	(1.88)	(0.88)	—

Net asset value
End of period/year	$13.36		$11.60	$22.10	$19.58	$18.33	$16.94

Total return(b)	15.17	%(c)	(40.86)%	24.74%	18.05%	13.56%	16.35%
Net assets end of period/year (000’s)	$188,788		$175,980	$463,795	$409,879	$407,351	$421,079
Ratio and supplemental data
Expenses to average net assets	0.89	%(d)	0.86%	0.85%	0.86%	0.86%	0.84%
Net investment income, to average net assets	1.13	%(d)	1.52%	1.57%	0.98%	0.92%	0.48%
Portfolio turnover rate	47	%(c)	60%	18%	24%	33%	139%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,				May 3 to Dec
	June 30, 2009		2008	2007	2006	2005	31, 2004
Net asset value
Beginning of period/year	$11.49		$21.94	$19.48	$18.26	$16.92	$14.71
Investment operations
Net investment income(a)	0.05		0.23	0.27	0.14	0.15	0.10
Net realized and unrealized gain (loss)	1.68		(8.36)	4.33	2.94	2.06	2.11

Total operations	1.73		(8.13)	4.60	3.08	2.21	2.21

Distributions
From net investment income	—		(0.26)	(0.18)	(0.16)	(0.07)	—
From net realized gains	—		(2.06)	(1.96)	(1.70)	(0.80)	—

Total distributions	—		(2.32)	(2.14)	(1.86)	(0.87)	—

Net asset value
End of period/year	$13.22		$11.49	$21.94	$19.48	$18.26	$16.92

Total return(b)	15.06	%(c)	(41.05)%	24.39%	17.82%	13.26%	15.02	%(c)
Net assets end of period/year (000’s)	$14,298		$12,628	$31,226	$15,822	$10,717	$1,443
Ratio and supplemental data
Expenses to average net assets	1.13	%(d)	1.11%	1.10%	1.11%	1.11%	1.11	%(d)
Net investment income, to average net assets	0.91	%(d)	1.29%	1.27%	0.73%	0.82%	0.94	%(d)
Portfolio turnover rate	47	%(c)	60%	18%	24%	33%	139	%(c)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1	–	Quoted prices in active markets for identical securities.

Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $24 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.75%

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.89% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$84,010
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	96,778
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Small/Mid Cap Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods. It was noted that the current management team took over the Portfolio on October 1, 2008. The Trustees agreed that they would continue to monitor the performance of the new management team closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Portfolio were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

Transamerica T. Rowe Price Equity Income VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica T. Rowe Price Equity Income VP
Initial Class	$1,000.00	$1,008.40	$4.13	$1,020.68	$4.16	0.83%
Service Class	1,000.00	1,007.20	5.37	1,019.44	5.41	1.08

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	96.8%
Investment Company	2.3
Convertible Bond	0.5
Repurchase Agreement	0.3
Other Assets and Liabilities — net(a)	0.1

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS — 96.8%
Aerospace & Defense — 1.7%
Boeing Co.	60,400	$2,567
Honeywell International, Inc.	60,500	1,900
Air Freight & Logistics — 1.0%
United Parcel Service, Inc. -Class B	53,800	2,689
Airlines — 0.5%
Southwest Airlines Co.	190,600	1,283
Automobiles — 0.4%
Harley-Davidson, Inc.	61,500	997
Beverages — 0.5%
Anheuser-Busch InBev NV	37,200	1,343
Biotechnology — 0.8%
Amgen, Inc. ‡	37,700	1,996
Building Products — 0.8%
Masco Corp.	156,400	1,498
USG Corp. ‡	55,900	563
Capital Markets — 3.8%
Bank of New York Mellon Corp.	131,980	3,868
Goldman Sachs Group, Inc.	25,600	3,774
Legg Mason, Inc.	34,900	851
Och-Ziff Capital Management Group LLC -Class A	45,800	408
UBS AG ‡	93,000	1,138
Chemicals — 1.6%
E.I. duPont de Nemours & Co.	85,200	2,183
International Flavors & Fragrances, Inc.	65,200	2,133
Commercial Banks — 4.3%
Allied Irish Banks PLC	124,850	301
KeyCorp	152,500	799
Marshall & Ilsley Corp.	54,800	263
SunTrust Banks, Inc.	104,500	1,719
U.S. Bancorp	213,900	3,833
Wells Fargo & Co.	186,240	4,519
Commercial Services & Supplies — 0.6%
Avery Dennison Corp.	60,500	1,554
Communications Equipment — 0.4%
Cisco Systems, Inc. ‡	61,300	1,143
Computers & Peripherals — 0.8%
Dell, Inc. ‡	144,300	1,981
Construction Materials — 0.8%
Vulcan Materials Co.	48,400	2,086
Consumer Finance — 2.8%
American Express Co.	173,900	4,041
Capital One Financial Corp.	64,100	1,403
SLM Corp. ‡	179,300	1,841
Distributors — 0.5%
Genuine Parts Co.	37,250	1,250
Diversified Consumer Services — 0.2%
H&R Block, Inc.	26,900	463
Diversified Financial Services — 6.0%
Bank of America Corp.	454,077	5,994
JPMorgan Chase & Co.	279,322	9,527
Diversified Telecommunication Services — 4.0%
AT&T, Inc.	223,440	5,550
Qwest Communications International, Inc.	476,100	1,976
Verizon Communications, Inc.	98,442	3,025
Electric Utilities — 3.5%
Duke Energy Corp.	132,000	1,926
Entergy Corp.	30,100	2,334
FirstEnergy Corp.	24,450	947
Pinnacle West Capital Corp.	47,600	1,435
Progress Energy, Inc.	61,300	2,319
Electrical Equipment — 0.5%
Cooper Industries, Ltd. -Class A	45,414	1,410
Energy Equipment & Services — 1.5%
BJ Services Co.	46,500	634
Schlumberger, Ltd.	59,900	3,241
Food Products — 3.0%
Hershey Co.	125,600	4,522
Kraft Foods, Inc. -Class A	90,500	2,293
McCormick & Co., Inc.	37,200	1,210
Health Care Providers & Services — 0.5%
WellPoint, Inc. ‡	28,300	1,440
Hotels, Restaurants & Leisure — 0.9%
Marriott International, Inc. -Class A	80,396	1,775
MGM Mirage, Inc. ‡	90,500	578
Household Durables — 2.9%
Black & Decker Corp.	23,800	682
D.R. Horton, Inc.	55,900	523
Fortune Brands, Inc.	92,100	3,200
Harman International Industries, Inc.	33,900	637
Whirlpool Corp.	58,800	2,503
Household Products — 0.8%
Kimberly-Clark Corp.	38,100	1,998
Independent Power Producers & Energy Traders — 0.7%
Constellation Energy Group, Inc.	43,300	1,151
NRG Energy, Inc. ‡	28,400	737
Industrial Conglomerates — 3.9%
3M Co.	69,800	4,195
General Electric Co.	495,550	5,808
Insurance — 3.3%
Chubb Corp.	29,300	1,168
Lincoln National Corp.	108,866	1,874
Marsh & McLennan Cos., Inc.	149,000	3,000
Progressive Corp. ‡	84,800	1,281
Travelers Cos., Inc.	32,610	1,338
Internet Software & Services — 1.4%
eBay, Inc. ‡	93,100	1,595
Yahoo, Inc. ‡	133,100	2,084
IT Services — 1.2%
Accenture, Ltd. -Class A	18,900	632
Computer Sciences Corp. ‡	56,600	2,508
Leisure Equipment & Products — 0.7%
Mattel, Inc.	113,100	1,815
Machinery — 2.7%
Deere & Co.	63,900	2,553
Eaton Corp.	17,100	763
Illinois Tool Works, Inc.	94,200	3,517
Pall Corp.	14,200	377
Media — 5.0%
Cablevision Systems Corp. -Class A	91,500	1,776
CBS Corp. -Class B	69,800	483
McGraw-Hill Cos., Inc.	107,100	3,225
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Media (continued)
New York Times Co. -Class A	143,700	$792
Time Warner, Inc.	146,500	3,691
Walt Disney Co.	122,600	2,860
WPP PLC	103,700	688
Metals & Mining — 1.5%
Alcoa, Inc.	94,300	974
Nucor Corp.	67,000	2,977
Multiline Retail — 0.3%
Macy’s, Inc.	66,600	783
Multi-Utilities — 2.6%
CenterPoint Energy, Inc.	18,700	207
NiSource, Inc.	196,900	2,296
PG&E Corp.	47,600	1,830
TECO Energy, Inc.	43,400	518
Xcel Energy, Inc.	113,100	2,082
Oil, Gas & Consumable Fuels — 13.2%
Anadarko Petroleum Corp.	55,900	2,537
BP PLC ADR	69,774	3,327
Chevron Corp.	111,750	7,403
ConocoPhillips	22,300	938
Consol Energy, Inc.	26,800	910
Exxon Mobil Corp.	111,738	7,812
Murphy Oil Corp.	69,800	3,792
Royal Dutch Shell PLC -Class A ADR	107,100	5,375
Spectra Energy Corp.	67,700	1,145
Sunoco, Inc.	54,900	1,274
Paper & Forest Products — 1.9%
International Paper Co.	182,793	2,766
MeadWestvaco Corp.	84,400	1,385
Weyerhaeuser Co.	23,000	700
Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	113,100	2,297
Eli Lilly & Co.	74,500	2,581
Johnson & Johnson	47,600	2,704
Merck & Co., Inc.	104,100	2,911
Wyeth	95,700	4,343
Road & Rail — 0.1%
Norfolk Southern Corp.	9,300	350
Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc.	97,800	2,423
Applied Materials, Inc.	81,400	893
Intel Corp.	96,300	1,594
Software — 1.6%
Microsoft Corp.	176,100	4,186
Specialty Retail — 3.4%
Bed Bath & Beyond, Inc. ‡	106,500	3,275
Home Depot, Inc.	181,500	4,289
Tiffany & Co.	56,600	1,435
U.S. Government Agency Obligation — 0.0%
Fannie Mae	90,907	53
Wireless Telecommunication Services — 0.8%
Sprint Nextel Corp. ‡	200,700	965
Vodafone Group PLC	576,600	1,112

Total Common Stocks (cost $330,749)		254,419

INVESTMENT COMPANY — 2.3%
Capital Markets — 2.3%
T. Rowe Price Prime Reserve Fund ◊	6,166,786	6,167
Total Investment Company (cost $6,167)

	Principal
CONVERTIBLE BOND — 0.5%
Ford Motor Co.
4.25%, 12/15/2036	$1,584	1,338
Total Convertible Bond (cost $686)

REPURCHASE AGREEMENT — 0.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $867 on 07/01/2009 •	867	867

Total Repurchase Agreement (cost $867)

Total Investment Securities (cost $338,469) #		262,791
Other Assets and Liabilities — Net		237

Net Assets		$263,028

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

◊	The investment issuer is affiliated with the sub-adviser of the Fund.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.68%, a maturity date of 09/01/2035, and with a market value plus accrued interest of $887.

#	Aggregate cost for federal income tax purposes is $338,469. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,447 and $96,125, respectively. Net unrealized depreciation for tax purposes is $75,678.
DEFINITIONS:

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

3

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$37,720	$—	$—	$37,720
Equities — Consumer Staples	11,366	—	—	11,366
Equities — Energy	38,388	—	—	38,388
Equities — Financials	52,941	6,167	—	59,108
Equities — Health Care	18,272	—	—	18,272
Equities — Industrials	31,027	—	—	31,027
Equities — Information Technology	19,038	—	—	19,038
Equities — Materials	15,204	—	—	15,204
Equities — Telecommunication Services	12,628	—	—	12,628
Equities — U.S. Government Agency Obligation	53	—	—	53
Equities — Utilities	17,782	—	—	17,782
Fixed Income — Consumer Discretionary	—	1,338	—	1,338
Cash & Cash Equivalent — Repurchase Agreement	—	867	—	867

Total	$254,419	$8,372	$—	$262,791

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $337,602)	$261,924
Repurchase agreement, at value (cost: $867)	867
Receivables:
Shares sold	79
Interest	5
Dividends	456
Dividend reclaims	31

263,362

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	94
Management and advisory fees	175
Distribution and service fees	3
Trustees fees	1
Administration fees	5
Printing fees	29
Other	27

334

Net assets	$263,028

Net assets consist of:
Capital stock ($.01 par value)	$313
Additional paid-in capital	356,879
Undistributed net investment income	14,034
Accumulated net realized loss from investment securities and foreign currency transactions	(32,520)
Net unrealized appreciation (depreciation) on:
Investment securities	(75,678)

Net assets	$263,028

Net assets by class:
Initial Class	$249,960
Service Class	13,068
Shares outstanding:
Initial Class	29,757
Service Class	1,548
Net asset value and offering price per share:
Initial Class	$8.40
Service Class	8.44
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $30)	$4,275
Interest income	59
Securities lending income (net)	46

4,380

Expenses:
Management and advisory	920
Printing and shareholder reports	26
Custody	25
Administration	25
Legal	5
Audit and tax	10
Trustees	5
Transfer agent	3
Distribution and service:
Service Class	15
Other	3

Total expenses	1,037

Net investment income	3,343

Net realized gain (loss) on transactions from:
Investment securities	(26,476)
Foreign currency transactions	1

(26,475)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	22,655
Translation of assets and liabilities denominated in foreign currencies	1

Change in unrealized appreciation (depreciation)	22,656

Net realized and unrealized loss	(3,819)

Net decrease in net assets resulting from operations	$(476)

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$3,343	$10,739
Net realized gain (loss) from investment securities and foreign currency transactions	(26,475)	(5,044)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	22,656	(183,530)

Net decrease in net assets resulting from operations	(476)	(177,835)

Distributions to shareholders:
From net investment income:
Initial Class	—	(10,147)
Service Class	—	(515)

	—	(10,662)

From net realized gains:
Initial Class	—	(117,660)
Service Class	—	(6,877)

	—	(124,537)

Total distributions to shareholders	—	(135,199)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,089	11,543
Service Class	1,178	4,078

	6,267	15,621

Dividends and distributions reinvested:
Initial Class	—	127,807
Service Class	—	7,392

	—	135,199

Cost of shares redeemed:
Initial Class	(21,842)	(107,698)
Service Class	(1,712)	(12,310)

	(23,554)	(120,008)

Net increase (decrease) in net assets from capital shares transactions	(17,287)	30,812

Net decrease in net assets	(17,763)	(282,222)

Net assets:
Beginning of period/year	280,791	563,013

End of period/year	$263,028	$280,791

Undistributed net investment income	$14,034	$10,691

Share activity:
Shares issued:
Initial Class	648	883
Service Class	152	279

	800	1,162

Shares issued-reinvested from distributions:
Initial Class	—	11,201
Service Class	—	643

	—	11,844

Shares redeemed:
Initial Class	(2,977)	(7,843)
Service Class	(232)	(945)

	(3,209)	(8,788)

Net increase (decrease) in shares outstanding:
Initial Class	(2,329)	4,241
Service Class	(80)	(23)

	(2,409)	4,218

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.33		$19.08	$20.81	$20.12	$21.32	$18.96
Investment operations
Net investment income(a)	0.10		0.36	0.36	0.33	0.33	0.31
Net realized and unrealized gain (loss)	(0.03)		(5.79)	0.34	3.18	0.50	2.45

Total operations	0.07		(5.43)	0.70	3.51	0.83	2.76

Distributions
From net investment income	—		(0.42)	(0.47)	(0.41)	(0.39)	(0.26)
From net realized gains	—		(4.90)	(1.96)	(2.41)	(1.64)	(0.14)

Total distributions	—		(5.32)	(2.43)	(2.82)	(2.03)	(0.40)

Net asset value
End of period/year	$8.40		$8.33	$19.08	$20.81	$20.12	$21.32

Total return(b)	0.84	%(c)	(35.97)%	3.32%	18.96%	4.11%	14.81%
Net assets end of period/year (000’s)	$249,960		$267,148	$531,387	$841,295	$802,067	$919,982
Ratio and supplemental data
Expenses to average net assets	0.83	%(d)	0.80%	0.80%	0.80%	0.79%	0.78%
Net investment income, to average net assets	2.74	%(d)	2.55%	1.70%	1.61%	1.60%	1.57%
Portfolio turnover rate	6	%(c)	27%	22%	14%	22%	22%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.38		$19.15	$20.89	$20.19	$21.42	$19.05
Investment operations
Net investment income(a)	0.09		0.33	0.30	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.03)		(5.83)	0.35	3.20	0.50	2.43

Total operations	0.06		(5.50)	0.65	3.48	0.78	2.72

Distributions
From net investment income	—		(0.37)	(0.43)	(0.37)	(0.37)	0.21
From net realized gains	—		(4.90)	(1.96)	(2.41)	(1.64)	(0.14)

Total distributions	—		(5.27)	(2.39)	(2.78)	(2.01)	(0.35)

Net asset value
End of period/year	$8.44		$8.38	$19.15	$20.89	$20.19	$21.42

Total return(b)	0.72	%(c)	(36.19)%	3.06%	18.71%	3.81%	14.56%
Net assets end of period/year (000’s)	$13,068		$13,643	$31,626	$28,865	$21,561	$11,765
Ratio and supplemental data
Expenses to average net assets	1.08	%(d)	1.05%	1.05%	1.05%	1.04%	1.04%
Net investment income, to average net assets	2.48	%(d)	2.28%	1.45%	1.35%	1.37%	1.45%
Portfolio turnover rate	6	%(c)	27%	22%	14%	22%	22%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Equity Income VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $1 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$2	—	%*
Transamerica Asset Allocation-Growth VP	38	0.01
Transamerica Asset Allocation-Moderate VP	570	0.22
Transamerica Asset Allocation-Moderate Growth VP	502	0.19
Transamerica BlackRock Tactical Allocation VP	129	0.05

Total	$1,241	0.47%

*	Rounds to less than 0.01%
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.75%
Over $250 million up to $500 million	0.74%
Over $500 million	0.75%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.88% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the period ended June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$14,193
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	28,120
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica T. Rowe Price Equity Income VP with and into Transamerica BlackRock Large Cap Value VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica T. Rowe Price Equity Income VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and T. Rowe Price Associates, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the median for its expense group and above median for its expense universe and that the total expenses of the Portfolio were in line with the median for its expense group and below the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica T. Rowe Price Growth Stock VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica T. Rowe Price Growth Stock VP
Initial Class	$1,000.00	$1,152.20	$4.75	$1,020.38	$4.46	0.89%
Service Class	1,000.00	1,150.20	6.08	1,019.14	5.71	1.14

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	99.4%
Repurchase Agreement	0.3
Investment Company	0.1
Other Assets and Liabilities — net(a)	0.2

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 99.4%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	30,000	$2,420
Air Freight & Logistics - 1.4%
Expeditors International of Washington, Inc.	67,800	2,260
United Parcel Service, Inc. -Class B	42,800	2,140
Beverages - 2.6%
Coca-Cola Co.	58,500	2,807
PepsiCo, Inc.	98,600	5,419
Biotechnology - 2.9%
Celgene Corp. ‡	38,800	1,856
Gilead Sciences, Inc. ‡	154,000	7,214
Capital Markets - 5.2%
Bank of New York Mellon Corp.	64,300	1,885
BlackRock, Inc. -Class A	5,700	1,000
Charles Schwab Corp.	76,700	1,345
Franklin Resources, Inc.	15,100	1,087
Goldman Sachs Group, Inc.	19,800	2,919
Morgan Stanley	74,700	2,130
Northern Trust Corp.	31,100	1,669
State Street Corp.	87,900	4,149
Chemicals - 2.2%
Monsanto Co.	25,000	1,859
Potash Corp. of Saskatchewan, Inc.	6,000	558
Praxair, Inc.	62,000	4,406
Commercial Banks - 1.4%
PNC Financial Services Group, Inc.	20,600	799
U.S. Bancorp	73,600	1,319
Wells Fargo & Co.	98,400	2,388
Commercial Services & Supplies - 1.0%
Companhia Brasileira de Meios de Pagamento ‡	149,200	1,283
Republic Services, Inc. -Class A	76,900	1,877
Communications Equipment - 5.3%
Cisco Systems, Inc. ‡	198,500	3,700
Juniper Networks, Inc. ‡	106,200	2,506
Qualcomm, Inc.	164,200	7,423
Research In Motion, Ltd. ‡	40,400	2,870
Computers & Peripherals - 5.0%
Apple, Inc. ‡	110,300	15,710
Construction & Engineering - 0.4%
Quanta Services, Inc. ‡	52,400	1,212
Consumer Finance - 0.7%
American Express Co.	93,300	2,168
Diversified Consumer Services - 0.6%
Apollo Group, Inc. -Class A ‡	24,800	1,764
Diversified Financial Services - 3.6%
Bank of America Corp.	300,900	3,972
IntercontinentalExchange, Inc. ‡	17,800	2,033
JPMorgan Chase & Co.	117,800	4,019
Moody’s Corp.	43,700	1,151
Electronic Equipment & Instruments - 0.8%
Dolby Laboratories, Inc. -Class A ‡	65,100	2,427
Energy Equipment & Services - 3.1%
Cameron International Corp. ‡	66,600	1,885
Schlumberger, Ltd.	112,900	6,109
Smith International, Inc.	60,900	1,568
Food & Staples Retailing - 3.0%
Costco Wholesale Corp.	50,800	2,322
CVS Caremark Corp.	92,405	2,945
Wal-Mart Stores, Inc.	81,400	3,942
Food Products - 1.4%
Danone	40,611	2,004
Nestle SA	62,460	2,353
Health Care Equipment & Supplies - 2.6%
Becton Dickinson & Co.	5,200	371
Covidien PLC	27,000	1,011
Dentsply International, Inc.	24,900	760
Intuitive Surgical, Inc. ‡	13,600	2,226
St Jude Medical, Inc. ‡	55,000	2,260
Stryker Corp.	39,200	1,558
Health Care Providers & Services - 6.8%
Express Scripts, Inc. -Class A ‡	86,200	5,926
McKesson Corp.	58,300	2,565
Medco Health Solutions, Inc. ‡	210,200	9,586
WellPoint, Inc. ‡	60,200	3,064
Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc. -Class A	69,355	1,531
McDonald’s Corp.	39,700	2,282
MGM Mirage, Inc. ‡	49,400	316
Yum! Brands, Inc.	75,700	2,524
Household Products - 1.3%
Procter & Gamble Co.	81,657	4,173
Industrial Conglomerates - 0.4%
3M Co.	22,300	1,340
Internet & Catalog Retail - 5.2%
Amazon.com, Inc. ‡	160,800	13,452
Expedia, Inc. ‡	103,445	1,563
priceline.com, Inc. ‡	10,600	1,182
Internet Software & Services - 5.7%
Google, Inc. -Class A ‡	30,300	12,774
Tencent Holdings, Ltd.	231,400	2,701
Verisign, Inc. ‡	132,800	2,454
IT Services - 6.6%
Accenture, Ltd. -Class A	85,300	2,854
Automatic Data Processing, Inc.	66,100	2,343
Fiserv, Inc. ‡	48,100	2,198
Mastercard, Inc. -Class A	18,300	3,062
Redecard SA	20,700	319
Visa, Inc. -Class A	86,400	5,379
Western Union Co.	254,500	4,174
Life Sciences Tools & Services - 0.2%
Illumina, Inc. ‡	16,800	654
Machinery - 3.6%
Danaher Corp.	161,200	9,953
Deere & Co.	32,200	1,286
Media - 1.6%
McGraw-Hill Cos., Inc.	166,900	5,025
Metals & Mining - 0.8%
Agnico-Eagle Mines, Ltd.	4,700	247
BHP Billiton, Ltd.	79,216	2,216
Multiline Retail - 0.6%
Dollar Tree, Inc. ‡	41,200	1,735
Oil, Gas & Consumable Fuels - 4.7%
Chevron Corp.	20,200	1,338
EOG Resources, Inc.	29,600	2,010
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	51,090	$3,572
Murphy Oil Corp.	26,900	1,461
Occidental Petroleum Corp.	20,700	1,362
Petroleo Brasileiro SA -Class A ADR	124,400	4,151
Suncor Energy, Inc.	29,300	889
Pharmaceuticals - 2.6%
Allergan, Inc.	80,400	3,826
Elan Corp. PLC ADR ‡	140,200	893
NOVO Nordisk A/S -Class B	24,750	1,338
Teva Pharmaceutical Industries, Ltd. ADR	39,500	1,949
Road & Rail - 0.2%
Union Pacific Corp.	10,900	567
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Corp. -Class A ‡	72,400	1,795
Intel Corp.	112,200	1,857
Marvell Technology Group, Ltd. ‡	207,500	2,415
Software - 3.7%
Autodesk, Inc. ‡	102,100	1,938
McAfee, Inc. ‡	84,800	3,578
Microsoft Corp.	211,100	5,017
Salesforce.com, Inc. ‡	29,200	1,115
Specialty Retail - 2.3%
AutoZone, Inc. ‡	26,600	4,019
Lowe’s Cos., Inc.	87,200	1,693
O’Reilly Automotive, Inc. ‡	37,100	1,413
Textiles, Apparel & Luxury Goods - 0.8%
Nike, Inc. -Class B	50,400	2,610
Wireless Telecommunication Services - 4.3%
American Tower Corp. -Class A ‡	161,400	5,089
Bharti Airtel, Ltd. ‡	14,629	245
Crown Castle International Corp. ‡	240,000	5,765
Leap Wireless International, Inc. ‡	36,378	1,198
MetroPCS Communications, Inc. ‡	84,400	1,123

Total Common Stocks (cost $329,781)		310,162

INVESTMENT COMPANY - 0.1%
Capital Markets - 0.1%
T. Rowe Price Prime Reserve Fund ◊	401,382	401
Total Investment Company (cost $401)

	Principal
REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $891 on 07/01/2009 •	$891	891

Total Repurchase Agreement (cost $891)

Total Investment Securities (cost $331,073) #		311,454
Other Assets and Liabilities — Net		722

Net Assets		$312,176

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

◊	The investment issuer is affiliated with the sub-adviser of the Fund.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.67%, a maturity date of 05/15/2036, and with a market value plus accrued interest of $911.

#	Aggregate cost for federal income tax purposes is $331,073. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $18,083 and $37,702, respectively. Net unrealized depreciation for tax purposes is $19,619.
DEFINITIONS:

ADR	American Depositary Receipt

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$43,403	$—	$—	$43,403
Equities — Consumer Staples	25,965	—	—	25,965
Equities — Energy	24,345	—	—	24,345
Equities — Financials	34,034	401	—	34,435
Equities — Health Care	46,046	—	—	46,046
Equities — Industrials	23,055	—	—	23,055
Equities — Information Technology	90,608	—	—	90,608
Equities — Materials	9,286	—	—	9,286
Equities — Telecommunication Services	13,420	—	—	13,420
Cash & Cash Equivalent — Repurchase Agreement	—	891	—	891

Total	$310,162	$1,292	$—	$311,454

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $330,182)	$310,563
Repurchase agreement, at value (cost: $891)	891
Receivables:
Investment securities sold	2,182
Shares sold	65
Dividends	260
Dividend reclaims	58

314,019

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,495
Shares redeemed	22
Management and advisory fees	232
Distribution and service fees	1
Trustees fees	1
Administration fees	6
Printing fees	11
Other	75

1,843

Net assets	$312,176

Net assets consist of:
Capital stock ($.01 par value)	$196
Additional paid-in capital	406,458
Undistributed net investment income	1,817
Accumulated net realized loss from investment securities and foreign currency transactions	(76,679)
Net unrealized appreciation (depreciation) on:
Investment securities	(19,619)
Translation of assets and liabilities denominated in foreign currencies	3

Net assets	$312,176

Net assets by class:
Initial Class	$308,599
Service Class	3,577
Shares outstanding:
Initial Class	19,412
Service Class	227
Net asset value and offering price per share:
Initial Class	$15.90
Service Class	15.77
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $43)	$1,580
Interest income	15

1,595

Expenses:
Management and advisory	1,130
Printing and shareholder reports	10
Custody	69
Administration	28
Legal	6
Audit and tax	14
Trustees	5
Transfer agent	4
Distribution and service:
Service Class	4
Other	4

Total expenses	1,274

Less management and advisory fee waiver	(8)

Net expenses	1,266

Net investment income	329

Net realized gain (loss) on transactions from:
Investment securities	(29,768)
Foreign currency transactions	4

(29,764)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	70,547

Net realized and unrealized gain	40,783

Net increase in net assets resulting from operations	$41,112

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$329	$1,377
Net realized gain (loss) from investment securities and foreign currency transactions	(29,764)	(46,176)
Change in net unrealized appreciation (depreciation) on investment securities	70,547	(164,361)

Net increase (decrease) in net assets resulting from operations	41,112	(209,160)

Distributions to shareholders:
From net investment income:
Initial Class	—	(2,152)
Service Class	—	(11)

	—	(2,163)

From net realized gains:
Initial Class	—	(26,127)
Service Class	—	(341)

	—	(26,468)

Total distributions to shareholders	—	(28,631)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,998	45,309
Service Class	694	1,431

	6,692	46,740

Dividends and distributions reinvested:
Initial Class	—	28,279
Service Class	—	352

	—	28,631

Cost of shares redeemed:
Initial Class	(13,619)	(47,935)
Service Class	(811)	(2,516)

	(14,430)	(50,451)

Net increase (decrease) in net assets from capital shares transactions	(7,738)	24,920

Net increase (decrease) in net assets	33,374	(212,871)

Net assets:
Beginning of period/year	278,802	491,673

End of period/year	$312,176	$278,802

Undistributed net investment income	$1,817	$1,488

Share activity:
Shares issued:
Initial Class	397	2,021
Service Class	48	73

	445	2,094

Shares issued-reinvested from distributions:
Initial Class	—	1,343
Service Class	—	17

	—	1,360

Shares redeemed:
Initial Class	(956)	(2,298)
Service Class	(56)	(128)

	(1,012)	(2,426)

Net increase (decrease) in shares outstanding:
Initial Class	(559)	1,066
Service Class	(8)	(38)

	(567)	1,028

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.80		$25.64	$24.77	$22.85	$21.63	$19.72
Investment operations
Net investment income(a)	0.02		0.07	0.12	0.10	0.06	0.11
Net realized and unrealized gain (loss)	2.08		(10.42)	2.26	2.84	1.27	1.83

Total operations	2.10		(10.35)	2.38	2.94	1.33	1.94

Distributions
From net investment income	—		(0.11)	(0.07)	(0.06)	(0.11)	(0.03)
From net realized gains	—		(1.38)	(1.44)	(0.96)	—	—

Total distributions	—		(1.49)	(1.51)	(1.02)	(0.11)	(0.03)

Net asset value
End of period/year	$15.90		$13.80	$25.64	$24.77	$22.85	$21.63

Total return(b)	15.22	%(c)	(42.38)%	9.91%	13.38%	6.16%	9.86%
Net assets end of period/year (000’s)	$308,599		$275,565	$484,693	$306,805	$311,913	$333,533
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.89	%(d)	0.87%	0.85%	0.87%	0.86%	0.84%
Before reimbursement/fee waiver	0.90	%(d)	0.87%	0.85%	0.87%	0.86%	0.84%
Net investment income, to average net assets	0.24	%(d)	0.35%	0.46%	0.45%	0.26%	0.53%
Portfolio turnover rate	32	%(c)	55%	56%	42%	38%	38%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005		2004
Net asset value
Beginning of period/year	$13.71		$25.46	$24.63	$22.73	$21.55		$19.70
Investment operations
Net investment income(a)	—	(e)	0.02	0.05	0.04	—	(e)	0.09
Net realized and unrealized gain (loss)	2.06		(10.35)	2.25	2.83	1.27		1.79

Total operations	2.06		(10.33)	2.30	2.87	1.27		1.88

Distributions
From net investment income	—		(0.04)	(0.03)	(0.01)	(0.09)		(0.03)
From net realized gains	—		(1.38)	(1.44)	(0.96)	—		—

Total distributions	—		(1.42)	(1.47)	(0.97)	(0.09)		(0.03)

Net asset value
End of period/year	$15.77		$13.71	$25.46	$24.63	$22.73		$21.55

Total return(b)	15.02	%(c)	(42.50)%	9.61%	13.14%	5.90%		9.56%
Net assets end of period/year (000’s)	$3,577		$3,237	$6,980	$5,738	$4,231		$2,966
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.14	%(d)	1.12%	1.10%	1.12%	1.11%		1.10%
Before reimbursement/fee waiver	1.15	%(d)	1.12%	1.10%	1.12%	1.11%		1.10%
Net investment income (loss), to average net assets	(0.02	)%(d)	0.09%	0.19%	0.18%	—	%(f)	0.47%
Portfolio turnover rate	32	%(c)	55%	56%	42%	38%		38%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(e)	Rounds to less than ($0.01) or $0.01.

(f)	Rounds to less than (0.01%) or 0.01%.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Growth Stock VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $3 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$15,944	5.11%
Transamerica Asset Allocation-Growth VP	27,339	8.76
Transamerica Asset Allocation-Moderate VP	39,579	12.68
Transamerica Asset Allocation-Moderate Growth VP	92,882	29.75
Transamerica BlackRock Tactical Allocation VP	136	0.04

Total	$175,880	56.34%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million	0.775%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.89% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the period ended June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$90,750
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	90,249
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica T. Rowe Price Growth Stock VP with and into Transamerica Jennison Growth VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

11

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica T. Rowe Price Growth Stock VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and T. Rowe Price Associates, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period, above the median for its peer universe for the past 3-year period and in line with the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

12

Transamerica T. Rowe Price Small Cap VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica T. Rowe Price Small Cap VP
Initial Class	$1,000.00	$1,104.40	$4.59	$1,020.43	$4.41	0.88%
Service Class	1,000.00	1,102.10	5.89	1,019.19	5.66	1.13

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	100.0%
Repurchase Agreement	0.2
Other Assets and Liabilities — net(a)	(0.2)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 100.0%
Aerospace & Defense - 1.5%
Alliant Techsystems, Inc. ‡	3,200	$264
Esterline Technologies Corp. ‡	10,400	282
HEICO Corp. -Class A	5,400	158
Teledyne Technologies, Inc. ‡	13,800	452
Transdigm Group, Inc. ‡	14,200	513
Air Freight & Logistics - 0.9%
Hub Group, Inc. -Class A ‡	23,800	491
UTI Worldwide, Inc. ‡	47,400	541
Airlines - 0.4%
Allegiant Travel Co. -Class A ‡	9,900	392
Skywest, Inc.	9,400	96
Auto Components - 0.2%
Gentex Corp.	16,000	186
Beverages - 0.3%
Boston Beer Co., Inc. -Class A ‡	11,200	331
Biotechnology - 5.3%
Acorda Therapeutics, Inc. ‡	7,600	214
Alexion Pharmaceuticals, Inc. ‡	19,500	803
Alkermes, Inc. ‡	23,000	249
Allos Therapeutics, Inc. ‡	8,800	73
Alnylam Pharmaceuticals, Inc. ‡	5,200	116
Amicus Therapeutics, Inc. ‡	2,400	27
Array Biopharma, Inc. ‡	10,900	34
BioMarin Pharmaceutical, Inc. ‡	27,700	432
Cepheid, Inc. ‡	12,900	122
Cubist Pharmaceuticals, Inc. ‡	14,200	260
Human Genome Sciences, Inc. ‡	26,800	77
Idenix Pharmaceuticals, Inc. ‡	5,200	19
Incyte Corp., Ltd. ‡	77,800	256
InterMune, Inc. ‡	8,600	131
Isis Pharmaceuticals, Inc. ‡	4,700	78
Lexicon Pharmaceuticals, Inc. ‡	24,400	30
Martek Biosciences Corp. ‡	7,200	152
Medarex, Inc. ‡	21,500	180
Momenta Pharmaceuticals, Inc. ‡	7,300	88
Myriad Genetics, Inc. ‡	15,300	545
Onyx Pharmaceuticals, Inc. ‡	14,200	401
OSI Pharmaceuticals, Inc. ‡	14,200	401
PDL Biopharma, Inc.	23,300	184
Pharmasset, Inc. ‡	4,800	54
Regeneron Pharmaceuticals, Inc. ‡	17,800	319
Rigel Pharmaceuticals, Inc. ‡	2,900	35
Seattle Genetics, Inc. ‡	12,600	122
Senomyx, Inc. ‡	22,600	48
Theravance, Inc. ‡	9,800	143
United Therapeutics Corp. ‡	5,000	417
Capital Markets - 2.4%
Affiliated Managers Group, Inc. ‡	13,400	779
Cohen & Steers, Inc.	4,200	63
E*Trade Financial Corp. ‡	93,200	119
Greenhill & Co., Inc.	9,500	686
Knight Capital Group, Inc. -Class A ‡	7,900	135
Optionsxpress Holdings, Inc.	12,300	191
Penson Worldwide, Inc. ‡	7,200	64
Riskmetrics Group, Inc. ‡	20,700	366
Stifel Financial Corp. ‡	7,200	346
Chemicals - 1.8%
Airgas, Inc.	12,600	511
Intrepid Potash, Inc. ‡	13,300	373
Koppers Holdings, Inc.	13,600	359
Nalco Holding Co.	26,900	453
Scotts Miracle-Gro Co. -Class A	8,600	301
Commercial Banks - 1.6%
Glacier Bancorp, Inc.	20,800	307
Home Bancshares, Inc.	5,100	97
Pinnacle Financial Partners, Inc. ‡	13,300	177
Signature Bank ‡	21,400	581
SVB Financial Group ‡	10,100	275
Texas Capital Bancshares, Inc. ‡	22,500	348
Commercial Services & Supplies - 2.0%
American Ecology Corp.	8,600	154
Brink’s Co.	10,500	305
Cenveo, Inc. ‡	31,700	134
Clean Harbors, Inc. ‡	7,000	378
Copart, Inc. ‡	8,000	277
Rollins, Inc.	14,000	242
Waste Connections, Inc. ‡	29,325	760
Communications Equipment - 4.7%
Adtran, Inc.	20,400	438
Arris Group, Inc. ‡	29,700	361
Avocent Corp. ‡	9,850	138
Blue Coat Systems, Inc. ‡	26,200	433
Brocade Communications Systems, Inc. ‡	30,300	237
Cogo Group, Inc. ‡	15,200	91
Commscope, Inc. ‡	24,600	646
Comtech Telecommunications Corp. ‡	16,500	526
Emulex Corp. ‡	9,900	97
F5 Networks, Inc. ‡	29,800	1,031
Harmonic Lightwaves, Inc. ‡	31,800	187
Palm, Inc. ‡	37,500	621
Plantronics, Inc.	10,200	193
Polycom, Inc. ‡	18,612	377
Computers & Peripherals - 0.2%
Synaptics, Inc. ‡	6,300	243
Construction & Engineering - 0.6%
Dycom Industries, Inc. ‡	13,100	145
Quanta Services, Inc. ‡	21,376	495
Tutor Perini Corp. ‡	5,200	90
Consumer Finance - 0.1%
World Acceptance Corp. ‡	5,400	108
Containers & Packaging - 0.5%
Crown Holdings, Inc. ‡	15,800	381
Greif, Inc. -Class A	5,600	248
Distributors - 0.3%
LKQ Corp. ‡	21,500	354
Diversified Consumer Services - 2.2%
American Public Education, Inc. ‡	7,300	289
Brink’s Home Security Holdings, Inc. ‡	11,900	337
Capella Education Co. ‡	7,200	432
DeVry, Inc.	3,800	190
ITT Educational Services, Inc. ‡	5,200	523
Matthews International Corp. -Class A	12,200	380
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Diversified Consumer Services (continued)
Steiner Leisure, Ltd. ‡	11,500	$351
Diversified Financial Services - 0.9%
Interactive Brokers Group, Inc. -Class A ‡	17,600	273
MSCI, Inc. -Class A ‡	28,900	707
Diversified Telecommunication Services - 0.3%
Cbeyond, Inc. ‡	8,500	122
Time Warner Telecom, Inc. -Class A ‡	25,000	257
Electrical Equipment - 2.0%
Acuity Brands, Inc.	20,500	574
Ametek, Inc.	9,600	332
II-VI, Inc. ‡	20,700	459
Thomas & Betts Corp. ‡	13,500	390
Woodward Governor Co.	27,500	545
Electronic Equipment & Instruments - 2.2%
Anixter International, Inc. ‡	9,000	338
Cyberoptics Corp. ‡	38,300	218
Dolby Laboratories, Inc. -Class A ‡	18,400	687
FLIR Systems, Inc. ‡	11,100	250
Itron, Inc. ‡	8,000	441
Rofin-Sinar Technologies, Inc. ‡	11,700	234
Trimble Navigation, Ltd. ‡	9,900	194
TTM Technologies, Inc. ‡	24,000	191
Energy Equipment & Services - 3.2%
Atwood Oceanics, Inc. ‡	14,000	349
Complete Production Services, Inc. ‡	32,700	208
Core Laboratories NV	9,000	784
Dawson Geophysical Co. ‡	4,800	143
Dresser-Rand Group, Inc. ‡	6,200	162
Gulf Island Fabrication, Inc.	11,400	180
Helmerich & Payne, Inc.	4,300	133
Ion Geophysical Corp. ‡	32,700	84
Oceaneering International, Inc. ‡	8,300	375
Oil States International, Inc. ‡	22,100	535
Superior Energy Services, Inc. ‡	24,600	425
TETRA Technologies, Inc. ‡	25,500	203
Unit Corp. ‡	3,600	99
Food Products - 0.5%
American Italian Pasta Co. ‡	10,100	294
Flowers Foods, Inc.	12,200	266
Health Care Equipment & Supplies - 3.9%
American Medical Systems Holdings, Inc. ‡	23,600	373
Arthrocare Corp. ‡	11,500	124
Edwards Lifesciences Corp. ‡	7,600	517
Gen-Probe, Inc. ‡	13,600	585
Idexx Laboratories, Inc. ‡	15,100	698
Immucor, Inc. ‡	23,000	316
Integra LifeSciences Holdings Corp. ‡	4,300	114
Masimo Corp. ‡	7,200	174
Meridian Bioscience, Inc.	30,950	698
ResMed, Inc. ‡	2,200	90
Stereotaxis, Inc. ‡	11,100	43
Steris Corp.	14,400	376
Thoratec Corp. ‡	14,500	388
Health Care Providers & Services - 4.7%
Alliance Healthcare Services, Inc. ‡	25,900	190
Amedisys, Inc. ‡	11,266	372
Catalyst Health Solutions, Inc. ‡	20,300	505
Centene Corp. ‡	17,600	352
Chemed Corp.	5,900	233
Chindex International, Inc. ‡	8,600	106
Corvel Corp. ‡	6,500	148
Gentiva Health Services, Inc. ‡	20,400	336
Healthsouth Corp. ‡	29,000	419
Healthspring, Inc. ‡	12,900	140
Healthways, Inc. ‡	10,300	139
Inventiv Health, Inc. ‡	10,700	145
LifePoint Hospitals, Inc. ‡	8,400	221
Mednax, Inc. ‡	8,000	337
Pharmerica Corp. ‡	28,400	556
PSS World Medical, Inc. ‡	17,000	315
Psychiatric Solutions, Inc. ‡	10,700	243
Sun Healthcare Group, Inc. ‡	25,800	218
VCA Antech, Inc. ‡	17,400	465
Health Care Technology - 0.8%
Cerner Corp. ‡	7,800	486
Medassets, Inc. ‡	13,400	261
Phase Forward, Inc. ‡	9,800	148
Vital Images, Inc. ‡	7,900	90
Hotels, Restaurants & Leisure - 3.5%
Burger King Holdings, Inc.	18,900	326
CEC Entertainment, Inc. ‡	8,700	256
Cheesecake Factory ‡	28,700	497
Chipotle Mexican Grill, Inc. -Class B ‡	6,700	468
Choice Hotels International, Inc.	9,700	258
National Cinemedia, Inc.	17,100	235
Panera Bread Co. -Class A ‡	8,300	414
PF Chang’s China Bistro, Inc. ‡	11,200	359
Red Robin Gourmet Burgers, Inc. ‡	15,400	289
WMS Industries, Inc. ‡	27,850	878
Household Durables - 0.4%
Jarden Corp. ‡	13,800	259
Tempur-Pedic International, Inc.	19,200	251
Household Products - 0.5%
Church & Dwight Co., Inc.	9,600	521
Insurance - 1.7%
Amtrust Financial Services, Inc.	18,900	215
HCC Insurance Holdings, Inc.	24,700	594
Max Capital Group, Ltd.	13,100	242
Navigators Group, Inc. ‡	6,300	280
Rli Corp.	7,600	340
Stancorp Financial Group, Inc.	10,700	307
Internet & Catalog Retail - 0.9%
Blue Nile, Inc. ‡	1,800	77
PetMed Express, Inc. ‡	13,500	203
priceline.com, Inc. ‡	6,800	759
Internet Software & Services - 2.9%
Art Technology Group, Inc. ‡	39,400	150
Asiainfo Holdings, Inc. ‡	16,400	282
Digital River, Inc. ‡	18,400	669
J2 Global Communications, Inc. ‡	21,200	478
Mercadolibre, Inc. ‡	6,800	183
Omniture, Inc. ‡	16,083	202
Perficient, Inc. ‡	30,600	214
S1 Corp. ‡	25,700	177
The notes to the financial statements are an integral part of this report.

3

	Shares	Value
Internet Software & Services (continued)
SINA Corp. ‡	13,300	$392
Valueclick, Inc. ‡	26,200	276
Websense, Inc. ‡	15,100	269
IT Services - 4.6%
CACI International, Inc. -Class A ‡	8,700	372
Cybersource Corp. ‡	37,200	569
Genpact, Ltd. ‡	18,500	217
Global Payments, Inc.	19,920	746
Heartland Payment Systems, Inc.	9,120	87
ManTech International Corp. -Class A ‡	5,300	228
NCI, Inc. -Class A ‡	34,300	1,043
NeuStar, Inc. -Class A ‡	12,800	284
Perot Systems Corp. -Class A ‡	37,300	535
SRA International, Inc. -Class A ‡	13,200	232
Teletech Holdings, Inc. ‡	21,900	332
TNS, Inc. ‡	20,300	381
Wright Express Corp. ‡	9,900	252
Leisure Equipment & Products - 0.6%
Polaris Industries, Inc.	12,800	411
Pool Corp.	15,100	250
Life Sciences Tools & Services - 3.6%
Bio-Rad Laboratories, Inc. -Class A ‡	4,300	325
Dionex Corp. ‡	3,750	229
Eresearch Technology, Inc. ‡	20,300	126
Exelixis, Inc. ‡	27,000	131
Illumina, Inc. ‡	22,400	872
Life Technologies Corp. ‡	12,700	530
Mettler-Toledo International, Inc. ‡	12,200	942
Parexel International Corp. ‡	17,800	256
Techne Corp.	7,200	459
Varian, Inc. ‡	6,500	256
Machinery - 4.3%
Actuant Corp. -Class A	50,300	614
Bucyrus International, Inc. -Class A	5,600	160
Chart Industries, Inc. ‡	19,000	345
Gardner Denver, Inc. ‡	21,700	546
Graco, Inc.	16,700	368
IDEX Corp.	19,400	477
Kennametal, Inc.	8,700	167
Middleby Corp. ‡	10,100	444
Nordson Corp.	9,900	383
Robbins & Myers, Inc.	10,100	194
Toro Co.	17,600	526
Valmont Industries, Inc.	2,900	209
Wabtec Corp.	15,800	508
Marine - 0.4%
Horizon Lines, Inc. -Class A	16,800	65
Kirby Corp. ‡	14,200	451
Media - 1.6%
CTC Media, Inc. ‡	19,400	229
Interactive Data Corp.	11,300	261
John Wiley & Sons, Inc. -Class A	14,800	493
Knology, Inc. ‡	20,400	176
Liberty Media Corp. -Series A ‡	20,300	275
Marvel Entertainment, Inc. ‡	11,700	417
Metals & Mining - 0.6%
Carpenter Technology Corp.	12,400	258
Compass Minerals International, Inc.	8,300	456
Multiline Retail - 0.5%
Big Lots, Inc. ‡	25,100	528
Oil, Gas & Consumable Fuels - 2.7%
Arena Resources, Inc. ‡	9,200	293
Bill Barrett Corp. ‡	11,100	305
Cabot Oil & Gas Corp.	3,800	116
Comstock Resources, Inc. ‡	18,300	605
Concho Resources, Inc. ‡	20,600	591
Foundation Coal Holdings, Inc.	10,200	287
Frontier Oil Corp.	6,300	83
Mariner Energy, Inc. ‡	12,618	148
Penn Virginia Corp.	15,400	252
Petroquest Energy, Inc. ‡	9,900	37
St. Mary Land & Exploration Co.	17,600	367
Personal Products - 1.8%
Alberto-Culver Co. -Class B	22,400	570
Chattem, Inc. ‡	10,100	688
Herbalife, Ltd.	14,200	448
NBTY, Inc. ‡	12,500	352
Pharmaceuticals - 1.0%
Cadence Pharmaceuticals, Inc. ‡	12,100	121
Medicines Co. ‡	24,200	203
Myriad Pharmaceuticals, Inc. ‡	3,825	18
Valeant Pharmaceuticals International ‡	21,000	540
Viropharma, Inc. ‡	14,500	86
Xenoport, Inc. ‡	9,600	222
Professional Services - 2.2%
Administaff, Inc.	9,400	219
Exponent, Inc. ‡	6,000	147
Heidrick & Struggles International, Inc.	7,600	139
Huron Consulting Group, Inc. ‡	9,500	439
IHS, Inc. -Class A ‡	7,900	394
Korn/Ferry International ‡	9,200	98
Resources Connection, Inc. ‡	37,100	637
Watson Wyatt Worldwide, Inc.	11,300	424
Real Estate Investment Trusts - 0.5%
PS Business Parks, Inc.	3,500	170
Taubman Centers, Inc.	17,100	459
Real Estate Management & Development - 0.2%
Forest City Enterprises, Inc. -Class A	23,000	152
Jones Lang Lasalle, Inc.	3,400	111
Road & Rail - 0.9%
Landstar System, Inc.	19,100	686
Old Dominion Freight Line, Inc. ‡	11,900	399
Semiconductors & Semiconductor Equipment - 5.7%
Advanced Energy Industries, Inc. ‡	33,600	302
Cabot Microelectronics Corp. ‡	6,500	184
COHU, Inc.	17,100	154
Cymer, Inc. ‡	15,300	455
Cypress Semiconductor Corp. ‡	7,200	66
Diodes, Inc. ‡	13,400	210
Fei Co. ‡	12,600	289
FormFactor, Inc. ‡	11,800	203
Intersil Corp. -Class A	17,560	221
Micrel, Inc.	37,200	272
Microsemi Corp. ‡	39,200	541
On Semiconductor Corp. ‡	116,600	799
Pericom Semiconductor Corp. ‡	14,200	120
PMC — Sierra, Inc. ‡	50,400	401
The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp. ‡	33,500	$533
Silicon Laboratories, Inc. ‡	18,700	709
Standard Microsystems Corp. ‡	4,000	82
Varian Semiconductor Equipment Associates, Inc. ‡	27,025	648
Veeco Instruments, Inc. ‡	11,700	136
Verigy, Ltd. ‡	13,500	164
Software - 7.7%
Actuate Corp. ‡	43,100	206
ANSYS, Inc. ‡	20,389	635
Blackboard, Inc. ‡	17,900	517
Commvault Systems, Inc. ‡	17,200	285
Epicor Software Corp. ‡	18,300	97
FactSet Research Systems, Inc.	15,950	795
Informatica Corp. ‡	59,000	1,015
Jack Henry & Associates, Inc.	11,100	230
Kenexa Corp. ‡	16,500	191
Macrovision Solutions Corp. ‡	31,600	689
Micros Systems, Inc. ‡	25,100	636
Monotype Imaging Holdings, Inc. ‡	34,700	236
Parametric Technology Corp. ‡	36,200	423
Progress Software Corp. ‡	8,600	182
Quest Software, Inc. ‡	21,800	304
Solera Holdings, Inc. ‡	16,000	406
SPSS, Inc. ‡	11,700	390
Sybase, Inc. ‡	21,900	686
Synopsys, Inc. ‡	6,900	135
Taleo Corp. -Class A ‡	26,800	490
Tibco Software, Inc. ‡	33,100	237
Specialty Retail - 3.5%
Aaron’s, Inc.	15,500	462
Aeropostale, Inc. ‡	22,450	769
Childrens Place Retail Stores, Inc. ‡	10,200	270
Dress Barn, Inc. ‡	17,800	255
Guess, Inc.	13,200	340
Gymboree Corp. ‡	22,700	805
Hibbett Sports, Inc. ‡	14,700	265
J. Crew Group, Inc. ‡	5,300	143
Office Depot, Inc. ‡	51,600	235
Tractor Supply Co. ‡	13,700	566
Zumiez, Inc. ‡	5,400	43
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. ‡	4,300	302
Fossil, Inc. ‡	12,212	294
Hanesbrands, Inc. ‡	20,900	314
Iconix Brand Group, Inc. ‡	16,100	248
Phillips-Van Heusen Corp.	21,600	619
Warnaco Group, Inc. ‡	17,600	570
Thrifts & Mortgage Finance - 0.2%
Danvers Bancorp, Inc.	14,000	188
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. ‡	26,600	385
MSC Industrial Direct Co. -Class A	13,600	482
Wireless Telecommunication Services - 1.2%
Leap Wireless International, Inc. ‡	6,700	221
SBA Communications Corp. -Class A ‡	38,400	941
Syniverse Holdings, Inc. ‡	14,700	236

Total Common Stocks (cost $138,074)		114,780

	Principal
REPURCHASE AGREEMENT - 0.2%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $229 on 07/01/2009 •	$229	229

Total Repurchase Agreement (cost $229)

Total Investment Securities (cost $138,303) #		115,009
Other Assets and Liabilities — Net		(214)

Net Assets		$114,795

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.83%, a maturity date of 07/01/2035, and with a market value plus accrued interest of $236.

#	Aggregate cost for federal income tax purposes is $138,303. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,379 and $32,673, respectively. Net unrealized depreciation for tax purposes is $23,294.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$18,422	$—	$—	$18,422
Equities — Consumer Staples	3,176	—	—	3,176
Equities — Energy	6,764	—	—	6,764
Equities — Financials	8,680	—	—	8,680
Equities — Health Care	21,968	—	—	21,968
Equities — Industrials	18,375	—	—	18,375
Equities — Information Technology	32,278	—	—	32,278
Equities — Materials	3,340	—	—	3,340
Equities — Telecommunication Services	1,777	—	—	1,777
Cash & Cash Equivalent — Repurchase Agreement	—	229	—	229

Total	$114,780	$229	$—	$115,009

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $138,074)	$114,780
Repurchase agreement, at value (cost: $229)	229
Receivables:
Investment securities sold	723
Shares sold	24
Dividends	24

115,780

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	650
Shares redeemed	214
Management and advisory fees	75
Distribution and service fees	2
Administration fees	2
Printing fees	22
Other	20

985

Net assets	$114,795

Net assets consist of:
Capital stock ($.01 par value)	$198
Additional paid-in capital	144,498
Accumulated net investment loss	(213)
Accumulated net realized loss from investment securities	(6,394)
Net unrealized appreciation (depreciation) on:
Investment securities	(23,294)

Net assets	$114,795

Net assets by class:
Initial Class	$106,782
Service Class	8,013
Shares outstanding:
Initial Class	18,357
Service Class	1,401
Net asset value and offering price per share:
Initial Class	$5.82
Service Class	5.72
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income	$245

245

Expenses:
Management and advisory	383
Printing and shareholder reports	21
Custody	20
Administration	10
Legal	2
Audit and tax	9
Trustees	2
Transfer agent	1
Distribution and service:
Service Class	8
Other	2

Total expenses	458

Net investment loss	(213)

Net realized gain (loss) on transactions from:
Investment securities	(7,062)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	17,140

Net realized and unrealized gain	10,078

Net increase in net assets resulting from operations	$9,865

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment loss	$(213)	$(235)
Net realized gain (loss) from investment securities	(7,062)	1,690
Change in net unrealized appreciation (depreciation) on investment securities	17,140	(71,177)

Net increase (decrease) in net assets resulting from operations	9,865	(69,722)

Distributions to shareholders:
From net realized gains:
Initial Class	—	(31,784)
Service Class	—	(2,773)

Total distributions to shareholders	—	(34,557)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,099	14,333
Service Class	1,577	4,234

	8,676	18,567

Dividends and distributions reinvested:
Initial Class	—	31,784
Service Class	—	2,773

	—	34,557

Cost of shares redeemed:
Initial Class	(11,794)	(71,648)
Service Class	(1,646)	(8,019)

	(13,440)	(79,667)

Net decrease in net assets from capital shares transactions	(4,764)	(26,543)

Net increase (decrease) in net assets	5,101	(130,822)

Net assets:
Beginning of period/year	109,694	240,516

End of period/year	$114,795	$109,694

Accumulated net investment income (loss)	$(213)	$—

Share activity:
Shares issued:
Initial Class	1,318	1,887
Service Class	295	512

	1,613	2,399

Shares issued-reinvested from distributions:
Initial Class	—	3,953
Service Class	—	350

	—	4,303

Shares redeemed:
Initial Class	(2,362)	(8,266)
Service Class	(326)	(1,040)

	(2,688)	(9,306)

Net increase in shares outstanding:
Initial Class	(1,044)	(2,426)
Service Class	(31)	(178)

	(1,075)	(2,604)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$5.27		$10.27	$10.36	$11.08	$12.35	$11.19
Investment operations
Net investment loss(a)	(0.01)		(0.01)	(0.04)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.56		(3.04)	1.03	0.35	1.21	1.22

Total operations	0.55		(3.05)	0.99	0.30	1.17	1.16

Distributions
From net realized gains	—		(1.95)	(1.08)	(1.02)	(2.44)	—

Total distributions	—		(1.95)	(1.08)	(1.02)	(2.44)	—

Net asset value
End of period/year	$5.82		$5.27	$10.27	$10.36	$11.08	$12.35

Total return(b)	10.44	%(c)	(36.25)%	9.61%	3.59%	10.61%	10.37%
Net assets end of period/year (000’s)	$106,782		$102,260	$224,187	$253,644	$326,681	$308,252
Ratio and supplemental data
Expenses to average net assets	0.88	%(d)	0.83%	0.82%	0.84%	0.81%	0.79%
Net investment loss, to average net assets	(0.40	)%(d)	(0.13)%	(0.40)%	(0.48)%	(0.36)%	(0.51)%
Portfolio turnover rate	17	%(c)	30%	45%	34%	49%	27%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$5.19		$10.14	$10.25	$11.00	$12.30	$11.17
Investment operations
Net investment loss(a)	(0.02)		(0.03)	(0.07)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.55		(3.00)	1.01	0.35	1.21	1.21

Total operations	0.53		(3.03)	0.94	0.27	1.14	1.13

Distributions
From net realized gains	—		(1.92)	(1.05)	(1.02)	(2.44)	—

Total distributions	—		(1.92)	(1.05)	(1.02)	(2.44)	—

Net asset value
End of period/year	$5.72		$5.19	$10.14	$10.25	$11.00	$12.30

Total return(b)	10.21	%(c)	(36.40)%	9.27%	3.34%	10.40%	10.12%
Net assets end of period/year (000’s)	$8,013		$7,434	$16,329	$17,411	$16,877	$7,525
Ratio and supplemental data
Expenses to average net assets	1.13	%(d)	1.08%	1.07%	1.09%	1.06%	1.05%
Net investment loss, to average net assets	(0.65	)%(d)	(0.38)%	(0.64)%	(0.73)%	(0.63)%	(0.74)%
Portfolio turnover rate	17	%(c)	30%	45%	34%	49%	27%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of less than $1 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.75% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
The sub-adviser, T. Rowe Price Associates, Inc., has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the period ended June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$17,794
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	21,708
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and T. Rowe Price Associates, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-year period and in line with the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Although TAM and the Sub-Adviser do not offer breakpoints, the Board noted TAM and the Sub-Adviser have competitive advisory fees at all asset levels, thereby mitigating the need for breakpoints. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Templeton Global VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Templeton Global VP
Initial Class	$1,000.00	$1,055.00	$4.59	$1,020.33	$4.51	0.90%
Service Class	1,000.00	1,052.40	5.85	1,019.09	5.76	1.15

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	97.1%
Repurchase Agreement	2.7
Other Assets and Liabilities — net(a)	0.2

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 97.1%
Australia - 1.0%
Alumina, Ltd.	374,864	$436
Brambles, Ltd.	215,974	1,037
National Australia Bank, Ltd.	130,420	2,359
Qantas Airways, Ltd.	65,411	106
Austria - 0.7%
Telekom Austria AG	173,081	2,705
Brazil - 1.1%
Empresa Brasileira de Aeronautica SA ADR ‡	94,840	1,571
Petroleo Brasileiro SA -Class A ADR	52,330	1,745
Vale SA -Class B ADR	59,760	1,054
China - 0.3%
China Telecom Corp., Ltd.	2,602,000	1,296
Denmark - 0.4%
Vestas Wind Systems ‡	19,650	1,408
France - 5.8%
Accor SA	30,180	1,196
AXA SA	146,500	2,752
France Telecom SA	182,350	4,134
GDF Suez	57,596	2,144
Michelin -Class B	36,154	2,059
Sanofi-Aventis SA	62,345	3,662
Suez Environnement SA	12,025	210
Total SA	78,828	4,256
Vivendi	86,520	2,068
Germany - 6.0%
Bayerische Motoren Werke AG	91,920	3,462
Celesio AG	75,620	1,734
Deutsche Post AG	164,460	2,142
E.ON AG ADR	97,160	3,441
Merck KGAA	30,590	3,111
Muenchener Rueckversicherungs AG	23,320	3,147
Rhoen Klinikum AG	44,110	974
SAP AG	65,490	2,634
Siemens AG	38,420	2,650
Hong Kong - 0.9%
Cheung Kong Holdings, Ltd.	189,000	2,173
Hutchison Whampoa, Ltd.	233,000	1,523
Ireland - 0.6%
CRH PLC	106,978	2,439
Israel - 1.3%
Check Point Software Technologies ‡	93,195	2,187
Teva Pharmaceutical Industries, Ltd. ADR	57,630	2,844
Italy - 1.4%
Autogrill SpA	128,842	1,085
ENI SpA ADR	66,795	3,167
UniCredit SpA ‡	423,341	1,066
Japan - 4.9%
Fujifilm Holdings Corp.	68,100	2,163
Konica Minolta Holdings, Inc.	217,500	2,276
Mabuchi Motor Co., Ltd.	46,600	2,255
Mitsubishi UFJ Financial Group, Inc. ADR	158,600	974
Nintendo Co., Ltd.	9,300	2,571
Nomura Holdings, Inc.	31,400	265
Olympus Corp.	57,200	1,357
Promise Co., Ltd.	99,100	1,268
Sony Corp. ADR	41,270	1,067
Takeda Pharmaceutical Co., Ltd.	32,500	1,268
Toyota Motor Corp.	58,200	2,217
USS Co., Ltd.	28,810	1,486
Korea, Republic of - 1.3%
KB Financial Group, Inc. ADR ‡	32,360	1,078
Samsung Electronics Co., Ltd.	377	175
Samsung Electronics Co., Ltd. -144A GDR ∞	15,650	3,650
Netherlands - 2.3%
Akzo Nobel NV	31,560	1,388
ING Groep NV	132,890	1,338
ING Groep NV ADR	22,530	228
Koninklijke KPN NV	49,700	683
Koninklijke Philips Electronics NV	112,710	2,076
Randstad Holding NV ‡	48,600	1,344
Reed Elsevier NV	99,839	1,098
Unilever NV	33,700	811
Netherlands Antilles - 0.2%
Schlumberger, Ltd.	15,600	844
Norway - 1.1%
Aker Solutions ASA	53,800	444
Statoilhydro ASA	43,330	853
Telenor ASA ‡	368,360	2,833
Papua New Guinea - 0.0%
Oil Search, Ltd.	721	3
Singapore - 1.9%
DBS Group Holdings, Ltd.	422,000	3,439
Flextronics International, Ltd. ‡	241,220	991
Singapore Telecommunications, Ltd.	1,477,000	3,059
South Africa - 0.6%
Sasol, Ltd. ADR	65,730	2,289
Spain - 2.2%
Banco Santander SA	101,357	1,217
Iberdrola SA	257,413	2,087
Inditex SA	6,214	298
Telefonica SA	222,051	5,022
Sweden - 0.6%
Loomis AB	21,802	217
Nordea Bank AB	255,150	1,986
Switzerland - 6.3%
ACE, Ltd.	76,590	3,387
Adecco SA	49,860	2,077
Lonza Group AG	29,030	2,883
Nestle SA	23,418	882
Nestle SA ADR	94,400	3,551
Novartis AG	5,669	230
Novartis AG ADR	64,670	2,638
Roche Holding AG	28,694	3,900
Swiss Reinsurance	45,010	1,489
Tyco Electronics, Ltd.	151,045	2,808
UBS AG ‡	67,988	832
Taiwan - 1.1%
Lite-On Technology Corp. GDR	244,891	2,127
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	244,934	2,305
Turkey - 0.7%
Turkcell Iletisim Hizmet As ADR	183,540	2,544
United Kingdom - 10.9%
Aviva PLC	362,160	2,035
BAE Systems PLC	441,990	2,461
BG Group PLC	19,300	323
BP PLC	23,187	182
BP PLC ADR	70,680	3,370
British Sky Broadcasting Group PLC	310,670	2,325
Cadbury PLC	121,600	1,036
Compass Group PLC	289,960	1,630
GlaxoSmithKline PLC	171,657	3,018
Group 4 Securicor PLC	629,020	2,158
HSBC Holdings PLC	255,109	2,109
Kingfisher PLC	412,150	1,206
Kingfisher PLC ADR	246,000	1,426
Pearson PLC	120,640	1,210
Rolls-Royce Group PLC ‡ §	472,225	2,809
Royal Dutch Shell PLC -Class B	90,252	2,266
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
United Kingdom — (continued)
Royal Dutch Shell PLC -Class A	87,912	$2,195
Tesco PLC	499,170	2,904
Unilever PLC	135,004	3,163
Vodafone Group PLC	1,953,183	3,766
Wolseley PLC ‡	55,258	1,053
United States - 43.5%
Amazon.com, Inc. ‡	131,900	11,035
Apache Corp.	23,000	1,659
Apple, Inc. ‡	75,600	10,767
Automatic Data Processing, Inc.	100,000	3,544
Becton Dickinson & Co.	55,900	3,987
BorgWarner, Inc.	153,620	5,246
Caterpillar, Inc.	72,360	2,391
Cerner Corp. ‡	8,600	536
Charles Schwab Corp.	315,725	5,538
Cisco Systems, Inc. ‡	210,400	3,922
Ecolab, Inc.	120,000	4,679
Emerson Electric Co.	98,100	3,178
EOG Resources, Inc.	26,000	1,766
Expeditors International of Washington, Inc.	109,500	3,651
General Electric Co.	300,180	3,518
Gilead Sciences, Inc. ‡	226,500	10,609
Goldman Sachs Group, Inc.	9,900	1,460
Google, Inc. -Class A ‡	19,300	8,137
Hewlett-Packard Co.	42,500	1,643
Home Depot, Inc.	8,100	191
International Business Machines Corp.	32,800	3,424
Interpublic Group of Cos., Inc. ‡	1	♦
Jacobs Engineering Group, Inc. ‡	79,700	3,355
Johnson Controls, Inc.	265,600	5,769
Lowe’s Cos., Inc.	5,900	115
Microsoft Corp.	75,000	1,783
Monsanto Co.	24,700	1,836
Nucor Corp.	3,800	169
PACCAR, Inc.	149,300	4,854
Praxair, Inc.	120,700	8,577
Qualcomm, Inc.	196,300	8,872
Raytheon Co.	129,600	5,758
Sigma-Aldrich Corp.	150,400	7,454
T. Rowe Price Group, Inc.	126,400	5,267
Target Corp.	38,600	1,524
Union Pacific Corp.	110,000	5,727
United Parcel Service, Inc. -Class B	14,000	700
Varian Medical Systems, Inc. ‡	91,845	3,227
Visa, Inc. -Class A	3,500	218
Wal-Mart Stores, Inc.	73,565	3,563
Walt Disney Co.	160,000	3,733
Wells Fargo & Co.	260,000	6,308

Total Common Stocks (cost $414,688)		378,583

	Principal
REPURCHASE AGREEMENTS - 2.7%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $10,564 on 07/01/2009 •	$10,564	10,564

Total Repurchase Agreements (cost $10,564)

Total Investment Securities (cost $425,252) #		389,147
Other Assets and Liabilities — Net		904

Net Assets		$390,051

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Oil, Gas & Consumable Fuels	6.2%	$24,074
Chemicals	6.1	23,934
Pharmaceuticals	5.3	20,671
Commercial Banks	5.2	20,536
Diversified Telecommunication Services	5.2	19,732
Computers & Peripherals	4.5	17,961
Capital Markets	3.5	13,362
Auto Components	3.3	13,074
Insurance	3.3	12,810
Communications Equipment	3.3	12,794
Aerospace & Defense	3.3	12,599
Electronic Equipment & Instruments	3.0	11,867
Internet & Catalog Retail	2.8	11,035
Biotechnology	2.7	10,609
Media	2.7	10,434
Industrial Conglomerates	2.5	9,767
Food Products	2.5	9,443
Software	2.4	9,175
Health Care Equipment & Supplies	2.2	8,571
Internet Software & Services	2.1	8,137
Machinery	1.9	7,245
Air Freight & Logistics	1.7	6,493
Food & Staples Retailing	1.7	6,467
Wireless Telecommunication Services	1.6	6,310
Road & Rail	1.5	5,727
The notes to the financial statements are an integral part of this report.

3

	Percentage of
INVESTMENTS BY INDUSTRY: (continued)	Total Investments	Value
Automobiles	1.4%	$5,679
Electric Utilities	1.4	5,528
Specialty Retail	1.3	4,722
Electrical Equipment	1.2	4,586
Hotels, Restaurants & Leisure	1.0	3,911
IT Services	1.0	3,762
Professional Services	1.0	3,421
Commercial Services & Supplies	0.9	3,412
Construction & Engineering	0.8	3,355
Life Sciences Tools & Services	0.7	2,883
Health Care Providers & Services	0.7	2,708
Semiconductors & Semiconductor Equipment	0.6	2,480
Construction Materials	0.6	2,439
Multi-Utilities	0.6	2,354
Office Electronics	0.6	2,276
Real Estate Management & Development	0.5	2,173
Metals & Mining	0.4	1,659
Diversified Financial Services	0.4	1,566
Multiline Retail	0.4	1,524
Energy Equipment & Services	0.3	1,288
Consumer Finance	0.3	1,268
Household Durables	0.3	1,067
Trading Companies & Distributors	0.3	1,053
Health Care Technology	0.1	536
Airlines	0.0	106

Investment Securities, at Value	97.3	378,583
Short-Term Investments	2.7	10,564

Total Investments	100.0%	$389,147

NOTES TO THE SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

♦	Value is less than $1.

§	Illiquid. These securities aggregated to $2,809, or 0.72%, of the Fund’s net assets.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 2.88% to 4.23%, maturity dates ranging from 03/01/2035 to 04/01/2035, and with market values plus accrued interests of $10,776.

#	Aggregate cost for federal income tax purposes is $425,252. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,045 and $62,150, respectively. Net unrealized depreciation for tax purposes is $36,105.

∞	Restricted security. At 06/30/2009, the Fund owned the following securities (representing 0.94% of net assets) which were restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Value	Price
Samsung Electronics Co., Ltd. -144A GDR	01/07/2005	15,650	$3,862	$3,650	$233.25
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $3,650, or 0.94%, of the Fund’s net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$51,448	$—	$—	$51,448
Equities — Consumer Staples	15,911	—	—	15,911
Equities — Energy	25,363	—	—	25,363
Equities — Financials	51,712	—	—	51,712
Equities — Health Care	45,978	—	—	45,978
Equities — Industrials	57,761	—	—	57,761
Equities — Information Technology	68,453	—	—	68,453
Equities — Materials	28,033	—	—	28,033
Equities — Telecommunication Services	26,041	—	—	26,041
Equities — Utilities	7,673	210	—	7,883
Cash & Cash Equivalent — Repurchase Agreement	—	10,564	—	10,564

Total	$378,373	$10,774	$—	$389,147

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $414,688)	$378,583
Repurchase agreement, at value (cost: $10,564)	10,564
Foreign currency (cost: $314)	313
Receivables:
Investment securities sold	53
Shares sold	51
Dividends	677
Dividend reclaims	454

390,695

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	55
Shares redeemed	169
Management and advisory fees	260
Distribution and service fees	4
Trustees fees	1
Administration fees	7
Printing fees	119
Other	29

644

Net assets	$390,051

Net assets consist of:
Capital stock ($.01 par value)	$268
Additional paid-in capital	710,750
Undistributed net investment income	9,369
Accumulated net realized loss from investment securities and foreign currency transactions	(294,257)
Net unrealized appreciation (depreciation) on:
Investment securities	(36,105)
Translation of assets and liabilities denominated in foreign currencies	26

Net assets	$390,051

Net assets by class:
Initial Class	$372,985
Service Class	17,066
Shares outstanding:
Initial Class	25,583
Service Class	1,180
Net asset value and offering price per share:
Initial Class	$14.58
Service Class	14.46
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $435)	$5,174
Securities lending income (net)	53

5,227

Expenses:
Management and advisory	1,128
Printing and shareholder reports	103
Custody	59
Administration	30
Legal	6
Audit and tax	10
Trustees	6
Transfer agent	4
Distribution and service:
Service Class	13
Other	8

Total expenses	1,367

Net investment income	3,860

Net realized gain (loss) on transactions from:
Investment securities	(32,708)
Foreign currency transactions	21

(32,687)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	48,546
Translation of assets and liabilities denominated in foreign currencies	35

Change in unrealized appreciation (depreciation)	48,581

Net realized and unrealized gain	15,894

Net increase in net assets resulting from operations	$19,754

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS
For the period and year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$3,860	$9,525
Net realized gain (loss) from investment securities and foreign currency transactions	(32,687)	(25,950)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	48,581	(237,623)

Net increase (decrease) in net assets resulting from operations	19,754	(254,048)

Distributions to shareholders:
From net investment income:
Initial Class	—	(8,647)
Service Class	—	(265)

Total distributions to shareholders	—	(8,912)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,276	9,879
Service Class	1,171	4,893

	5,447	14,772

Proceeds from fund acquisition:
Initial Class	84,591	—
Service Class	7,955	—

	92,546	—

Dividends and distributions reinvested:
Initial Class	—	8,647
Service Class	—	265

	—	8,912

Cost of shares redeemed:
Initial Class	(22,989)	(88,190)
Service Class	(1,423)	(11,728)

	(24,412)	(99,918)

Net increase (decrease) in net assets from capital shares transactions	73,581	(76,234)

Net increase (decrease) in net assets	93,335	(339,194)

Net assets:
Beginning of period/year	296,716	635,910

End of period/year	$390,051	$296,716

Undistributed net investment income	$9,369	$5,509

Share activity:
Shares issued:
Initial Class	314	476
Service Class	84	243

	398	719

Shares issued-reinvested from distributions:
Initial Class	—	427
Service Class	—	13

	—	440

Shares issued on fund acquisition:
Initial Class	6,202	—
Service Class	587	—

	6,789	—

Shares redeemed:
Initial Class	(1,784)	(4,504)
Service Class	(110)	(615)

	(1,894)	(5,119)

Net increase (decrease) in shares outstanding:
Initial Class	4,732	(3,601)
Service Class	561	(359)

	5,293	(3,960)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.82		$25.01	$22.05	$18.81	$17.69	$16.15
Investment operations
Net investment income(a)	0.17		0.41	0.31	0.27	0.21	0.14
Net realized and unrealized gain (loss)	0.59		(11.21)	3.02	3.23	1.10	1.40

Total operations	0.76		(10.80)	3.33	3.50	1.31	1.54

Distributions
From net investment income	—		(0.39)	(0.37)	(0.26)	(0.19)	—

Total distributions	—		(0.39)	(0.37)	(0.26)	(0.19)	—

Net asset value
End of period/year	$14.58		$13.82	$25.01	$22.05	$18.81	$17.69

Total return(b)	5.50%	(c)	(43.67)%	15.24%	18.79%	7.47%	9.54%
Net assets end of period/year (000’s)	$372,985		$288,218	$611,618	$598,312	$581,669	$642,460
Ratio and supplemental data
Expenses to average net assets	0.90%	(d)	0.84%	0.85%	0.87%	0.90%	0.95%
Net investment income, to average net assets	2.57%	(d)	2.03%	1.31%	1.35%	1.20%	0.84%
Portfolio turnover rate	36%	(c)	18%	34%	59%	61%	139%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.74		$24.85	$21.93	$18.73	$17.65	$16.15
Investment operations
Net investment income(a)	0.16		0.37	0.26	0.21	0.16	0.12
Net realized and unrealized gain (loss)	0.56		(11.15)	2.99	3.23	1.10	1.38

Total operations	0.72		(10.78)	3.25	3.44	1.26	1.50

Distributions
From net investment income	—		(0.33)	(0.33)	(0.24)	(0.18)	—

Total distributions	—		(0.33)	(0.33)	(0.24)	(0.18)	—

Net asset value
End of period/year	$14.46		$13.74	$24.85	$21.93	$18.73	$17.65

Total return(b)	5.24%	(c)	(43.81)%	14.98%	18.45%	7.23%	9.29%
Net assets end of period/year (000’s)	$17,066		$8,498	$24,292	$16,329	$7,930	$3,911
Ratio and supplemental data
Expenses to average net assets	1.15%	(d)	1.09%	1.10%	1.12%	1.15%	1.19%
Net investment income, to average net assets	2.49%	(d)	1.83%	1.11%	1.02%	0.88%	0.73%
Portfolio turnover rate	36%	(c)	18%	34%	59%	61%	139%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Templeton Global VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
On May 1, 2009, the Fund acquired all of the net assets of Transamerica Capital Guardian Global VP pursuant to a plan of reorganization. Transamerica Templeton Global VP is the accounting survivor. The acquisition was accomplished by a tax free exchange of 6,789 shares of the Fund for 20,182 shares of Transamerica Capital Guardian Global VP outstanding on May 1, 2009. Transamerica Capital Guardian Global VP’s net assets at that date, $92,546, including $17,612 unrealized depreciation, were combined with those of the Fund. The aggregate net assets of Transamerica Templeton Global VP immediately before the acquisition was $277,338, the combined net assets of the Fund immediately after the acquisition was $369,884. Shares issued with the acquisition were as follows:

	Shares	Amount
Initial Class	6,202	$84,591
Service Class	587	7,955
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and a sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $1.5 billion	0.725%
Over $1.5 billion	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$118,987
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	110,077
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Templeton Global VP with and into Transamerica Diversified Equity VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Templeton Global VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC (each the “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1-year period, above the median for its peer universe for the past 3-year period and below the median for its peer universe for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Portfolio were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Advisers offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.
Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

13

TRANSAMERICA SERIES TRUST
RESULTS OF SHAREHOLDER PROXY (UNAUDITED)
Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies”, requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:
At a special meeting of shareholders held on April 22, 2009, the results of the Proposal were as follows:
Transamerica Templeton Global VP

Proposal 1:	A proposal to approve an Agreement and Plan of Reorganization between Transamerica Capital Guardian Global VP and a similarly managed series of Transamerica Series Trust, Transamerica Templeton Global VP. Under this Agreement and Plan of Reorganization, Transamerica Capital Guardian Global VP will transfer all of its assets to Transamerica Templeton Global VP in exchange for shares of Transamerica Templeton Global VP.

For	Against	Abstentions/Broker Non-Votes
19,271,320.935	1,118,084.960	1,844,554.054

14

Transamerica Third Avenue Value VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Third Avenue Value VP
Initial Class	$1,000.00	$1,112.90	$4.87	$1,020.18	$4.66	0.93%
Service Class	1,000.00	1,111.80	6.23	1,018.89	5.96	1.19

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	93.8%
Short-Term U.S. Government Obligation	3.3
Repurchase Agreement	2.2
Convertible Bond	0.7
Other Assets and Liabilities — net(a)	0.0 (b)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05)%.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 93.8%
Bermuda - 2.8%
Brookfield Infrastructure Partners, LP	17,407	$215
Montpelier Re Holdings, Ltd.	183,339	2,436
Nabors Industries, Ltd. ‡	156,135	2,433
Canada - 13.5%
Brookfield Asset Management, Inc. -Class A	415,176	7,087
Canfor Corp. ‡	403,377	1,734
E-L Financial Corp., Ltd. §	3,796	1,214
EnCana Corp.	164,000	8,114
Power Corp. of Canada	236,936	5,467
Viterra, Inc. ‡	102,200	887
France - 0.5%
Sanofi-Aventis SA	15,050	884
Germany - 0.7%
Lanxess AG	53,681	1,330
Hong Kong - 18.8%
Cheung Kong Holdings, Ltd. ‡	769,847	8,851
Chong Hing Bank, Ltd.	217,360	372
Hang Lung Group, Ltd.	367,308	1,730
Hang Lung Properties, Ltd.	951,251	3,148
Henderson Land Development Co., Ltd.	1,649,462	9,459
Hutchison Whampoa, Ltd. ‡	1,103,912	7,215
Wharf Holdings, Ltd. ‡	795,478	3,372
Japan - 14.5%
Mitsui Fudosan Co., Ltd.	482,538	8,430
Sapporo Holdings, Ltd.	342,000	1,967
Tokio Marine Holdings, Inc.	237,650	6,587
Toyota Industries Corp.	375,193	9,366
Korea, Republic of - 5.1%
POSCO ADR	111,839	9,246
Sweden - 3.3%
Investor AB -Class A	397,854	5,931
United Kingdom - 0.3%
Derwent London PLC REIT	39,000	600
United States - 34.3%
Alamo Group, Inc.	120,129	1,213
Alexander & Baldwin, Inc.	53,233	1,248
Applied Materials, Inc.	180,039	1,975
AVX Corp.	541,695	5,379
Bank of New York Mellon Corp.	301,559	8,839
Bristow Group, Inc. ‡	69,649	2,064
Capital Southwest Corp.	12,395	897
Cimarex Energy Co.	232,804	6,598
CIT Group, Inc.	91,083	196
Cross Country Healthcare, Inc. ‡	135,994	934
Electro Scientific Industries, Inc. ‡	112,166	1,254
Electronics for Imaging, Inc. ‡	84,921	905
Forest City Enterprises, Inc. -Class A	321,423	2,121
Intel Corp.	219,039	3,625
Investment Technology Group, Inc. ‡	120,481	2,457
Lexmark International, Inc. -Class A ‡	39,292	623
MDC Holdings, Inc.	30,732	925
NewAlliance Bancshares, Inc.	30,115	346
Pharmaceutical Product Development, Inc.	115,000	2,670
St. Joe Co. ‡	225,780	5,981
St. Mary Land & Exploration Co.	78,502	1,638
Superior Industries International, Inc.	51,790	730
Sycamore Networks, Inc. ‡	858,179	2,686
Tejon Ranch Co. ‡	60,731	1,609
Tellabs, Inc. ‡	466,171	2,671
Westwood Holdings Group, Inc.	60,707	2,538

Total Common Stocks (cost $182,962)		170,197

	Principal
CONVERTIBLE BOND - 0.7%
United States - 0.7%
Forest City Enterprises, Inc.
3.63%, 10/15/2011	$1,400	1,190
Total Convertible Bond (cost $834)

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 3.3%
United States - 3.3%
U.S. Treasury Bill
Zero Coupon, 10/08/2009	6,000	5,997
Total Short-Term U.S. Government Obligation (cost $5,994)

REPURCHASE AGREEMENT - 2.2%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $3,953 on 07/01/2009 •	3,953	3,953

Total Repurchase Agreement (cost $3,953)

Total Investment Securities (cost $193,743) #		181,337
Other Assets and Liabilities — Net		(65)

Net Assets		$181,272

The notes to the financial statements are an integral part of this report.

2

(all amounts in thousands)
(unaudited)

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Real Estate Management & Development	29.2%	$52,978
Oil, Gas & Consumable Fuels	8.9	16,350
Insurance	8.7	15,704
Capital Markets	8.1	14,731
Auto Components	5.6	10,096
Metals & Mining	5.1	9,246
Industrial Conglomerates	4.0	7,215
Electronic Equipment & Instruments	3.7	6,633
Diversified Financial Services	3.4	6,127
Semiconductors & Semiconductor Equipment	3.1	5,600
Communications Equipment	3.0	5,357
Energy Equipment & Services	2.4	4,497
Life Sciences Tools & Services	1.5	2,670
Beverages	1.1	1,967
Paper & Forest Products	1.0	1,734
Computers & Peripherals	0.8	1,528
Chemicals	0.7	1,330
Marine	0.7	1,248
Machinery	0.7	1,213
Health Care Providers & Services	0.5	934
Household Durables	0.5	925
Food Products	0.5	887
Pharmaceuticals	0.5	884
Real Estate Investment Trusts	0.3	600
Commercial Banks	0.2	372
Thrifts & Mortgage Finance	0.2	346
Electric Utilities	0.1	215

Investment Securities, at Value	94.5	171,387
Short-Term Investments	5.5	9,950

Total Investments	100.0%	$181,337

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

§	Illiquid. These securities aggregated to $1,214, or 0.67%, of the Fund’s net assets.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.66%, a maturity date of 03/01/2035, and with a market value plus accrued interest of $4,032.

#	Aggregate cost for federal income tax purposes is $193,743. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $22,449 and $34,855, respectively. Net unrealized depreciation for tax purposes is $12,406.

DEFINITIONS:

ADR	American Depositary Receipt

LP	Limited Partnership

PLC	Public Limited Company

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
The notes to the financial statements are an integral part of this report.

3

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$11,022	$—	$—	$11,022
Equities — Consumer Staples	2,854	—	—	2,854
Equities — Energy	20,845	—	—	20,845
Equities — Financials	89,669	—	—	89,669
Equities — Health Care	4,489	—	—	4,489
Equities — Industrials	9,676	—	—	9,676
Equities — Information Technology	19,117	—	—	19,117
Equities — Materials	12,310	—	—	12,310
Equities — Utilities	215	—	—	215
Fixed Income — Financials	—	1,190	—	1,190
Cash & Cash Equivalent - Repurchase Agreement	—	3,953	—	3,953
Cash & Cash Equivalent - Short-Term U.S. Government Obligation	—	5,997	—	5,997

Total	$170,197	$11,140	$—	$181,337

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $189,790)	$177,384
Repurchase agreement, at value (cost: $3,953)	3,953
Foreign currency (cost: $157)	157
Receivables:
Shares sold	1
Interest	11
Dividends	40
Dividend reclaims	5

181,551

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	61
Management and advisory fees	129
Distribution and service fees	4
Trustees fees	1
Administration fees	3
Printing fees	41
Other	40

279

Net assets	$181,272

Net assets consist of:
Capital stock ($.01 par value)	$192
Additional paid-in capital	223,402
Accumulated net investment loss	(751)
Accumulated net realized loss from investment securities and foreign currency transactions	(29,164)
Net unrealized appreciation (depreciation) on:
Investment securities	(12,406)
Translation of assets and liabilities denominated in foreign currencies	(1)

Net assets	$181,272

Net assets by class:
Initial Class	$163,733
Service Class	17,539
Shares outstanding:
Initial Class	17,302
Service Class	1,855
Net asset value and offering price per share:
Initial Class	$9.46
Service Class	9.45
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $103)	$1,848
Interest income	83
Securities lending income (net)	22

1,953

Expenses:
Management and advisory	655
Printing and shareholder reports	36
Custody	39
Administration	16
Legal	3
Audit and tax	9
Trustees	3
Transfer agent	2
Registration	— (a)
Distribution and service:
Service Class	20
Other	2

Total expenses	785

Net investment income	1,168

Net realized gain (loss) on transactions from:
Investment securities	(31,894)
Foreign currency transactions	(44)

(31,938)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	47,751
Translation of assets and liabilities denominated in foreign currencies	1

Change in unrealized appreciation (depreciation)	47,752

Net realized and unrealized gain	15,814

Net increase in net assets resulting from operations	$16,982

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

5

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$1,168	$3,055
Net realized gain (loss) from investment securities and foreign currency transactions	(31,938)	2,433
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	47,752	(146,527)

Net increase (decrease) in net assets resulting from operations	16,982	(141,039)

Distributions to shareholders:
From net investment income:
Initial Class	—	(9,690)
Service Class	—	(1,114)

	—	(10,804)

From net realized gains:
Initial Class	—	(77,143)
Service Class	—	(10,017)

	—	(87,160)

Total distributions to shareholders	—	(97,964)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,458	15,942
Service Class	1,079	4,907

	6,537	20,849

Dividends and distributions reinvested:
Initial Class	—	86,833
Service Class	—	11,131

	—	97,964

Cost of shares redeemed:
Initial Class	(17,445)	(88,428)
Service Class	(2,056)	(24,474)

	(19,501)	(112,902)

Net increase (decrease) in net assets from capital shares transactions	(12,964)	5,911

Net increase (decrease) in net assets	4,018	(233,092)

Net assets:
Beginning of period/year	177,254	410,346

End of period/year	$181,272	$177,254

Accumulated net investment income (loss)	$(751)	$(1,919)

Share activity:
Shares issued:
Initial Class	633	941
Service Class	125	301

	758	1,242

Shares issued-reinvested from distributions:
Initial Class	—	6,936
Service Class	—	888

	—	7,824

Shares redeemed:
Initial Class	(2,197)	(5,481)
Service Class	(261)	(1,605)

	(2,458)	(7,086)

Net increase (decrease) in shares outstanding:
Initial Class	(1,564)	2,396
Service Class	(136)	(416)

	(1,700)	1,980

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.50		$21.75	$26.33	$24.22	$20.98	$16.93
Investment operations
Net investment income(a)	0.06		0.17	0.27	0.25	0.17	0.09
Net realized and unrealized gain (loss)	0.90		(7.09)	0.07	3.49	3.74	4.08

Total operations	0.96		(6.92)	0.34	3.74	3.91	4.17

Distributions
From net investment income	—		(0.70)	(1.07)	(0.21)	(0.12)	(0.12)
From net realized gains	—		(5.63)	(3.85)	(1.42)	(0.55)	—

Total distributions	—		(6.33)	(4.92)	(1.63)	(0.67)	(0.12)

Net asset value
End of period/year	$9.46		$8.50	$21.75	$26.33	$24.22	$20.98

Total return(b)	11.29%	(c)	(41.15)%	1.20%	16.07%	18.81%	24.81%
Net assets end of period/year (000’s)	$163,733		$160,338	$358,128	$1,121,918	$971,322	$574,721
Ratio and supplemental data
Expenses to average net assets	0.93%	(d)	0.88%	0.87%	0.86%	0.87%	0.86%
Net investment income, to average net assets	1.45%	(d)	1.06%	1.05%	1.00%	0.74%	0.47%
Portfolio turnover rate	5%	(c)	13%	13%	17%	19%	19%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.50		$21.70	$26.30	$24.21	$21.02	$16.96
Investment operations
Net investment income(a)	0.05		0.14	0.19	0.19	0.12	0.05
Net realized and unrealized gain (loss)	0.90		(7.09)	0.08	3.49	3.73	4.09

Total operations	0.95		(6.95)	0.27	3.68	3.85	4.14

Distributions
From net investment income	—		(0.62)	(1.02)	(0.17)	(0.11)	(0.08)
From net realized gains	—		(5.63)	(3.85)	(1.42)	(0.55)	—

Total distributions	—		(6.25)	(4.87)	(1.59)	(0.66)	(0.08)

Net asset value
End of period/year	$9.45		$8.50	$21.70	$26.30	$24.21	$21.02

Total return(b)	11.18%	(c)	(41.28)%	0.94%	15.78%	18.47%	24.51%
Net assets end of period/year (000’s)	$17,539		$16,916	$52,218	$53,118	$36,086	$13,240
Ratio and supplemental data
Expenses to average net assets	1.19%	(d)	1.13%	1.12%	1.11%	1.12%	1.12%
Net investment income, to average net assets	1.20%	(d)	0.83%	0.74%	0.74%	0.53%	0.29%
Portfolio turnover rate	5%	(c)	13%	13%	17%	19%	19%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Third Avenue Value VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus. The Fund is “non-diversified” under the 1940 Act.
The Fund currently offers two classes of shares; an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2008
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $6 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.80% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the period ended June 30, 2009 were $63.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$8,313
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	16,206
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

11

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Third Avenue Value VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Third Avenue Management LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1- and 3-year periods, but was in the first quintile of its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Portfolio were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

12

Transamerica U.S. Government Securities VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica U.S. Government Securities VP
Initial Class	$1,000.00	$1,010.30	$2.99	$1,021.82	$3.01	0.60%
Service Class	1,000.00	1,008.50	4.23	1,020.58	4.26	0.85

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Corporate Debt Securities	37.8%
U.S. Government Agency Obligations	27.9
U.S. Government Obligations	22.3
Foreign Government Obligations	5.1
Mortgage-Backed Securities	3.5
Short-Term U.S. Government Obligations	2.2
Repurchase Agreement	1.0
Other Assets and Liabilities — net(a)	0.2

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS - 22.3%
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028		$29,974	$28,288
2.50%, 01/15/2029		23,691	25,172
U.S. Treasury Note
0.75%, 05/31/2011		62,000	61,777
0.88%, 04/30/2011		26,000	25,924
1.38%, 03/15/2012 - 05/15/2012		42,600	42,406

Total U.S. Government Obligations (cost $179,162)			183,567

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.9%
Fannie Mae
4.50%, 03/25/2017 - 04/25/2030		10,869	11,188
4.68%, 08/01/2035 *		5,478	5,662
4.70%, 07/01/2035 *		6,652	6,908
4.72%, 10/01/2035 *		5,004	5,166
4.75%, 04/25/2029		4,775	4,831
5.00%, 06/25/2019 - 01/01/2039		66,813	68,317
5.50%, 04/01/2037		1,505	1,556
5.78%, 12/01/2036 *		8,799	9,264
6.00%, 11/01/2037 - 10/01/2038		26,844	28,094
Federal Home Loan Bank
4.75%, 10/25/2010		1,794	1,850
5.00%, 08/15/2012		1,752	1,796
Freddie Mac
3.75%, 12/15/2011		2,542	2,570
4.00%, 03/15/2019 - 10/15/2029		8,351	8,483
4.13%, 12/21/2012 - 09/27/2013		14,000	14,868
4.50%, 03/15/2016 - 02/15/2027		4,105	4,214
4.75%, 11/15/2021		1,335	1,373
4.83%, 06/01/2035 *		3,810	3,896
5.00%, 08/15/2016 - 01/01/2039		33,368	34,159
5.50%, 01/15/2029		3,000	3,072
5.53%, 09/01/2037 *		3,971	4,177
5.54%, 08/01/2037 *		867	902
Ginnie Mae
3.28%, 02/16/2035		6,734	6,568

Total U.S. Government Agency Obligations (cost $226,054)			228,914

FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
Bundesrepublik Deutschland
4.25%, 07/04/2018	EUR	13,000	19,609
France Government Bond
4.00%, 04/25/2018	EUR	15,500	22,386

Total Foreign Government Obligations (cost $39,788)			41,995

MORTGAGE-BACKED SECURITIES - 3.5%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A		$7,500	6,825
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A		4,000	3,840
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.59%, 12/26/2037 -144A		4,695	4,143
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A		4,204	3,983
Series 2009-R9, Class 1A1
5.84%, 12/31/2049 -144A		4,000	3,570
Small Business Administration CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A		6,400	5,984

Total Mortgage-Backed Securities (cost $28,231)			28,345

CORPORATE DEBT SECURITIES - 37.8%
Auto Components - 0.6%
Johnson Controls, Inc.
5.25%, 01/15/2011		5,000	5,053
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A		3,000	3,341
Foster’s Finance Corp.
6.88%, 06/15/2011 -144A		1,070	1,101
Capital Markets - 8.9%
Charles Schwab Corp.
4.95%, 06/01/2014		2,000	2,034
Goldman Sachs Group, Inc.
3.25%, 06/15/2012		20,000	20,698
Morgan Stanley
1.95%, 06/20/2012		30,000	29,939
State Street Corp.
2.15%, 04/30/2012		20,000	20,091
Chemicals - 0.8%
Dow Chemical Co.
8.55%, 05/15/2019		5,000	5,010
Nalco Co.
8.25%, 05/15/2017 -144A		2,000	2,010
Commercial Banks - 12.4%
American Express Bank FSB
3.15%, 12/09/2011		20,000	20,709
Barclays Bank PLC
6.75%, 05/22/2019		1,500	1,488
7.70%, 04/25/2018 -144A ■ Ž		5,000	4,155
BB&T Corp.
6.85%, 04/30/2019		5,000	5,200
Citigroup, Inc.
2.13%, 04/30/2012		25,000	25,109
GMAC, Inc.
2.20%, 12/19/2012		25,000	24,899
PNC Funding Corp.
2.30%, 06/22/2012		20,000	20,163
Construction Materials - 0.4%
Lafarge SA
6.15%, 07/15/2011		3,000	3,032
Diversified Financial Services - 10.1%
American Honda Finance Corp.
7.63%, 10/01/2018 -144A		2,000	1,952
Bank of America Corp.
0.91%, 06/15/2016 *		5,000	3,717
3.13%, 06/15/2012		20,000	20,627
Bear Stearns Cos., Inc.
7.25%, 02/01/2018		7,500	7,905
General Electric Capital Corp.
2.20%, 06/08/2012		25,000	25,128
6.00%, 06/15/2012		1,500	1,577
John Deere Capital Corp.
2.88%, 06/19/2012		20,000	20,494
The notes to the financial statements are an integral part of this report.

2

	Principal	Value
Diversified Financial Services (continued)
JPMorgan Chase & Co.
7.90%, 04/30/2018 ■ Ž	$1,125	$984
Pemex Finance, Ltd.
9.03%, 02/15/2011	329	352
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.
8.75%, 11/01/2018	3,000	3,553
Food & Staples Retailing - 0.4%
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	3,000	2,955
Food Products - 0.8%
Cargill, Inc.
5.60%, 09/15/2012 -144A	1,000	1,041
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	4,000	3,850
Michael Foods, Inc.
8.00%, 11/15/2013	1,500	1,462
Health Care Equipment & Supplies - 0.2%
Beckman Coulter, Inc.
7.00%, 06/01/2019	1,710	1,807
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp.
9.00%, 01/15/2013	500	469
Insurance - 0.1%
Metropolitan Life Global Funding I
5.75%, 07/25/2011 -144A	850	872
Media - 0.1%
Comcast Cable Holdings LLC
9.80%, 02/01/2012	1,000	1,126
Metals & Mining - 0.5%
ArcelorMittal
5.38%, 06/01/2013	1,300	1,245
6.13%, 06/01/2018	3,500	3,063
Multi-Utilities - 0.4%
Sempra Energy
9.80%, 02/15/2019	3,000	3,634
Oil, Gas & Consumable Fuels - 0.2%
Premcor Refining Group, Inc.
6.13%, 05/01/2011	1,000	1,026
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.44%, 09/15/2009 -144A	340	338
Valero Logistics Operations, LP
6.05%, 03/15/2013	430	410
Real Estate Investment Trusts - 0.5%
Westfield Capital Corp.
4.38%, 11/15/2010 -144A	4,000	3,915
Wireless Telecommunication Services - 0.4%
Centennial Communications Corp.
6.96%, 01/01/2013 *	3,230	3,214

Total Corporate Debt Securities (cost $303,433)		310,748

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Bill
Zero Coupon, 06/03/2010	9,950	9,905
Zero Coupon, 05/06/2010	8,000	7,969

Total Short-Term U.S. Government Obligations (cost $17,874)		17,874

REPURCHASE AGREEMENT - 1.0%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $8,436 on 07/01/2009 •	8,436	8,436

Total Repurchase Agreement (cost $8,436)

Total Investment Securities (cost $802,978) #		819,879
Other Assets and Liabilities — Net		1,706

Net Assets		$821,585

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Euro	(30,834)	07/31/2009	(40,238)	$(3,017)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.00%, a maturity date of 06/01/2021, and with a market value plus accrued interest of $8,606.

#	Aggregate cost for federal income tax purposes is $802,978. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $18,411 and $1,510, respectively. Net unrealized appreciation for tax purposes is $16,901.
The notes to the financial statements are an integral part of this report.

3

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $50,920, or 6.20%, of the Fund’s net assets.

CMBS	Commercial Mortgage-Backed Security

EUR	Euro

FSB	Full-Service Bank

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income — Consumer Discretionary	$—	$11,600	$—	$11,600
Fixed Income — Consumer Staples	—	8,799	—	8,799
Fixed Income — Energy	—	1,774	—	1,774
Fixed Income — Financials	—	262,008	—	262,008
Fixed Income — Foreign Government Obligation	—	41,995	—	41,995
Fixed Income — Health Care	—	1,807	—	1,807
Fixed Income — Materials	—	14,359	—	14,359
Fixed Income — Mortgage-Backed Security	—	28,345	—	28,345
Fixed Income — Telecommunication Services	—	6,767	—	6,767
Fixed Income — U.S. Government Agency Obligation	—	228,914	—	228,914
Fixed Income — U.S. Government Obligation	—	183,567	—	183,567
Fixed Income — Utilities	—	3,634	—	3,634
Cash & Cash Equivalent — Repurchase Agreement	—	8,436	—	8,436
Cash & Cash Equivalent — Short-Term U.S. Government Obligation	—	17,874	—	17,874

Total	$—	$819,879	$—	$819,879

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(3,017)	$—	$(3,017)

Total	$—	$(3,017)	$—	$(3,017)

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $794,542)	$811,443
Repurchase agreement, at value (cost: $8,436)	8,436
Receivables:
Investment securities sold	194
Shares sold	732
Interest	4,544

825,349

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	190
Management and advisory fees	396
Distribution and service fees	128
Trustees fees	3
Transfer agent fees	1
Administration fees	15
Printing fees	3
Other	11
Unrealized depreciation on forward foreign currency contracts	3,017

3,764

Net assets	$821,585

Net assets consist of:
Capital stock ($.01 par value)	$636
Additional paid-in capital	771,405
Undistributed net investment income	29,695
Undistributed net realized gain from investment securities and foreign currency transactions	5,930
Net unrealized appreciation (depreciation) on:
Investment securities	16,901
Translation of assets and liabilities denominated in foreign currencies	(2,982)

Net assets	$821,585

Net assets by class:
Initial Class	$236,810
Service Class	584,775
Shares outstanding:
Initial Class	18,547
Service Class	45,069
Net asset value and offering price per share:
Initial Class	$12.77
Service Class	12.98
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Interest income	15,875
Securities lending income (net)	184

16,059

Expenses:
Management and advisory	2,353
Printing and shareholder reports	17
Custody	34
Administration	86
Legal	18
Audit and tax	9
Trustees	17
Transfer agent	11
Distribution and service:
Service Class	763
Other	8

Total expenses	3,316

Net investment income	12,743

Net realized gain (loss) on transactions from:
Investment securities	5,363
Foreign currency transactions	2,714

8,077

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(9,627)
Translation of assets and liabilities denominated in foreign currencies	(3,093)

Change in unrealized appreciation (depreciation)	(12,720)

Net realized and unrealized loss	(4,643)

Net increase in net assets resulting from operations	$8,100

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)
(unaudited)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$12,743	$13,952
Net realized gain (loss) from investment securities and foreign currency transactions	8,077	5,797
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(12,720)	24,003

Net increase in net assets resulting from operations	8,100	43,752

Distributions to shareholders:
From net investment income:
Initial Class	—	(3,914)
Service Class	—	(3,713)

Total distributions to shareholders	—	(7,627)

Capital share transactions:
Proceeds from shares sold:
Initial Class	27,156	152,653
Service Class	59,911	648,401

	87,067	801,054

Dividends and distributions reinvested:
Initial Class	—	3,914
Service Class	—	3,713

	—	7,627

Cost of shares redeemed:
Initial Class	(40,820)	(69,481)
Service Class	(100,904)	(83,060)

	(141,724)	(152,541)

Net increase (decrease) in net assets from capital shares transactions	(54,657)	656,140

Net increase (decrease) in net assets	(46,557)	692,265

Net assets:
Beginning of period/year	868,142	175,877

End of period/year	$821,585	$868,142

Undistributed net investment income	$29,695	$16,952

Share activity:
Shares issued:
Initial Class	2,156	12,521
Service Class	4,683	52,484

	6,839	65,005

Shares issued-reinvested from distributions:
Initial Class	—	324
Service Class	—	302

	—	626

Shares redeemed:
Initial Class	(3,233)	(5,696)
Service Class	(7,853)	(6,690)

	(11,086)	(12,386)

Net increase (decrease) in shares outstanding:
Initial Class	(1,077)	7,149
Service Class	(3,170)	46,096

	(4,247)	53,245

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)

For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.64		$12.00	$11.86	$11.94	$12.32	$12.42
Investment operations
Net investment income(a)	0.20		0.44	0.54	0.52	0.43	0.40
Net realized and unrealized gain (loss)	(0.07)		0.47	0.16	(0.14)	(0.15)	—

Total operations	0.13		0.91	0.70	0.38	0.28	0.40

Distributions
From net investment income	—		(0.27)	(0.56)	(0.44)	(0.50)	(0.44)
From net realized gains	—		—	—	(0.02)	(0.16)	(0.06)

Total distributions	—		(0.27)	(0.56)	(0.46)	(0.66)	(0.50)

Net asset value
End of period/year	$12.77		$12.64	$12.00	$11.86	$11.94	$12.32

Total return(b)	1.03	%(c)	7.66%	6.05%	3.27%	2.23%	3.30%
Net assets end of period/year (000’s)	$236,810		$247,964	$149,664	$164,070	$186,335	$211,847
Ratio and supplemental data
Expenses to average net assets	0.60	%(d)	0.60%	0.62%	0.62%	0.67%	0.72%
Net investment income, to average net assets	3.16	%(d)	3.60%	4.56%	4.41%	3.50%	3.19%
Portfolio turnover rate	105	%(c)	200%	170%	184%	92%	82%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.86		$12.23	$12.09	$12.18	$12.53	$12.64
Investment operations
Net investment income(a)	0.18		0.39	0.52	0.51	0.41	0.37
Net realized and unrealized gain (loss)	(0.06)		0.51	0.16	(0.14)	(0.16)	(0.01)

Total operations	0.12		0.90	0.68	0.37	0.25	0.36

Distributions
From net investment income	—		(0.27)	(0.54)	(0.44)	(0.44)	(0.41)
From net realized gains	—		—	—	(0.02)	(0.16)	(0.06)

Total distributions	—		(0.27)	(0.54)	(0.46)	(0.60)	(0.47)

Net asset value
End of period/year	$12.98		$12.86	$12.23	$12.09	$12.18	$12.53

Total return(b)	0.93	%(c)	7.42%	5.78%	3.06%	1.98%	2.90%
Net assets end of period/year (000’s)	$584,775		$620,178	$26,213	$8,572	$7,558	$5,250
Ratio and supplemental data
Expenses to average net assets	0.85	%(d)	0.85%	0.87%	0.87%	0.92%	0.97%
Net investment income, to average net assets	2.91	%(d)	3.14%	4.29%	4.27%	3.27%	2.97%
Portfolio turnover rate	105	%(c)	200%	170%	184%	92%	82%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Government Securities VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at June 30, 2009 are listed in the Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and a sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market	% of Net
	Values	Assets
Transamerica Asset Allocation-Conservative VP	$7,290	0.89%

Total	$7,290	0.89%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:
0.55% of average daily net assets
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.63% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$435,341
U.S. Government	457,503
Proceeds from maturities and sales of securities:
Long-term	500,773
U.S. Government	484,063
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. (continued)

Derivatives not accounted for as
hedging instruments under	Asset Derivatives		Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Receivables, unrealized appreciation on forward foreign currency contracts	$ —	Accounts payable and accrued liabilities, unrealized depreciation on forward foreign currency contracts	$(3,017)
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under
Statement 133	Forwards
Foreign Exchange Contracts	$3,039
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under
Statement 133	Forwards
Foreign Exchange Contracts	$(3,133)
NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica U.S. Government Securities VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Although TAM and the Sub-Adviser do not offer breakpoints, the Board noted TAM and the Sub-Adviser have competitive advisory fees at all asset levels, thereby mitigating the need for breakpoints. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Value Balanced VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning Account	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Value Balanced VP
Initial Class	$1,000.00	$1,054.70	$4.33	$1,020.58	$4.26	0.85%
Service Class	1,000.00	1,053.90	5.60	1,019.34	5.51	1.10

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	59.7%
Corporate Debt Securities	23.3
U.S. Government Agency Obligations	11.2
Mortgage-Backed Securities	2.7
U.S. Government Obligations	1.8
Repurchase Agreement	1.0
Preferred Corporate Debt Security	0.4
Other Assets and Liabilities — net(a)	(0.1)

Total	100.0%

(a)	The Other Assets and Liabilities — net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Treasury Bond
3.50%, 02/15/2039	$1,385	$1,197
4.50%, 05/15/2038	598	617
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	1,018	961
2.50%, 01/15/2029	1,023	1,087
U.S. Treasury Note
3.13%, 05/15/2019	165	160

Total U.S. Government Obligations (cost $3,848)		4,022

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.2%
Fannie Mae
4.72%, 10/01/2035 *	2,202	2,273
5.00%, 05/01/2018- 03/01/2039	6,433	6,588
5.50%, 01/01/2038	1,384	1,431
6.00%, 08/01/2036- 12/01/2037	5,831	6,106
Freddie Mac
4.83%, 06/01/2035 *	1,626	1,662
5.00%, 04/01/2018- 11/15/2032	3,871	3,997
5.50%, 09/01/2018- 11/01/2018	1,658	1,741
5.53%, 09/01/2037 *	1,130	1,189

Total U.S. Government Agency Obligations (cost $24,338)		24,987

MORTGAGE-BACKED SECURITIES - 2.7%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037-144A	1,340	1,200
Crown Castle Towers LLC
Series 2006-1A, Class AFL
0.49%, 11/15/2036-144A *	1,205	1,012
Series 2006-1A, Class AFX
5.24%, 11/15/2036-144A	965	926
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.59%, 12/26/2037-144A	498	439
Series 2009-R7, Class 10A3
6.00%, 12/26/2036-144A	451	428
Series 2009-R7, Class 12A1
5.50%, 08/26/2036-144A	509	448
Series 2009-R9, Class 1A1
5.84%, 12/31/2049-144A	520	464
Small Business Administration CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036-144A	1,200	1,122

Total Mortgage-Backed Securities (cost $6,129)		6,039

CORPORATE DEBT SECURITIES - 23.3%
Airlines - 0.4%
Continental Airlines, Inc.
9.00%, 07/08/2016	310	310
Delta Air Lines, Inc.
7.57%, 11/18/2010	580	554
Auto Components - 0.5%
Johnson Controls, Inc.
5.25%, 01/15/2011	1,022	1,034
Automobiles - 0.4%
Daimler Finance North America LLC
8.00%, 06/15/2010	800	826
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	636	708
Bacardi, Ltd.
7.45%, 04/01/2014 -144A	580	619
Building Products - 0.3%
CRH America, Inc.
5.30%, 10/15/2013	650	605
Capital Markets - 1.3%
Charles Schwab Corp.
4.95%, 06/01/2014	865	880
Goldman Sachs Group, Inc.
1.06%, 03/22/2016 *	1,035	876
Morgan Stanley
6.00%, 05/13/2014	1,020	1,033
Chemicals - 1.7%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 -144A	425	443
Cytec Industries, Inc.
8.95%, 07/01/2017	425	424
Dow Chemical Co.
8.55%, 05/15/2019	980	982
Lubrizol Corp.
8.88%, 02/01/2019	815	947
Nalco Co.
8.25%, 05/15/2017 -144A	450	452
Yara International ASA
7.88%, 06/11/2019 -144A	465	485
Commercial Banks - 1.3%
Barclays Bank PLC
7.70%, 04/25/2018 -144A ■ Ž	870	723
BB&T Corp.
6.85%, 04/30/2019	840	874
Wachovia Corp.
1.38%, 10/28/2015 *	1,200	942
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	585	445
Construction Materials - 0.9%
Lafarge SA
6.15%, 07/15/2011	1,015	1,026
Martin Marietta Materials, Inc.
6.88%, 04/01/2011	900	937
Consumer Finance - 0.4%
Discover Financial Services
1.17%, 06/11/2010 *	947	892
Containers & Packaging - 0.5%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	500	493
Rexam PLC
6.75%, 06/01/2013 -144A	800	775
Diversified Financial Services - 1.8%
Bank of America Corp.
0.91%, 06/15/2016 *	1,700	1,263
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	848	894
Glencore Funding LLC
6.00%, 04/15/2014 -144A	597	493
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	955	895
Pemex Finance, Ltd.
9.03%, 02/15/2011	455	487
The notes to the financial statements are an integral part of this report.

2

	Principal	Value
Electronic Equipment & Instruments - 0.4%
Tyco Electronics Group SA
6.00%, 10/01/2012	$940	$923
Energy Equipment & Services - 0.9%
Allied Waste North America, Inc.
6.38%, 04/15/2011	900	916
DCP Midstream LLC
9.75%, 03/15/2019 -144A	475	530
Weatherford International, Ltd.
7.00%, 03/15/2038	635	611
Food & Staples Retailing - 0.5%
Ingles Market, Inc.
8.88%, 05/15/2017 -144A	470	463
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	600	592
Food Products - 0.5%
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	575	553
Michael Foods, Inc.
8.00%, 11/15/2013	700	683
Gas Utilities - 0.3%
EQT Corp.
8.13%, 06/01/2019	650	696
Health Care Equipment & Supplies - 0.4%
Beckman Coulter, Inc.
7.00%, 06/01/2019	760	803
Hotels, Restaurants & Leisure - 0.4%
Host Hotels & Resorts, LP
7.00%, 08/15/2012	460	444
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	523	499
Household Durables - 0.4%
Whirlpool Corp.
8.00%, 05/01/2012	870	900
Insurance - 0.6%
MetLife, Inc.
5.38%, 12/15/2012	805	822
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■ Ž	1,000	491
IT Services - 0.2%
Aramark Corp.
8.50%, 02/01/2015	450	437
Leisure Equipment & Products - 0.4%
Hasbro, Inc.
6.30%, 09/15/2017	960	935
Media - 0.4%
Time Warner Cable, Inc.
6.75%, 07/01/2018	950	989
Metals & Mining - 1.5%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	880	950
ArcelorMittal
5.38%, 06/01/2013	1,065	1,020
Falconbridge, Ltd.
7.35%, 06/05/2012	460	457
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	830	923
Multi-Utilities - 0.7%
Black Hills Corp.
9.00%, 05/15/2014	470	483
Sempra Energy
9.80%, 02/15/2019	855	1,035
Oil, Gas & Consumable Fuels - 1.8%
Energy Transfer Partners, LP
9.70%, 03/15/2019	615	706
Hess Corp.
8.13%, 02/15/2019	930	1,059
Husky Energy, Inc.
6.25%, 06/15/2012	870	898
PetroHawk Energy Corp.
9.13%, 07/15/2013	720	716
Talisman Energy, Inc.
7.75%, 06/01/2019	640	709
Paper & Forest Products - 1.0%
Celulosa Arauco y Constitucion SA
8.63%, 08/15/2010	1,240	1,301
Weyerhaeuser Co.
6.75%, 03/15/2012	950	950
Real Estate Investment Trusts - 1.5%
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	870	867
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	1,800	1,472
Wea Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	1,155	1,108
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
5.45%, 06/01/2012	200	182
6.30%, 06/01/2013	747	671
Road & Rail - 0.2%
Hertz Corp.
8.88%, 01/01/2014	400	368
Specialty Retail - 0.5%
Staples, Inc.
9.75%, 01/15/2014	935	1,043
Tobacco - 0.2%
Lorillard Tobacco Co.
8.13%, 06/23/2019	407	421

Total Corporate Debt Securities (cost $51,141)		51,943

	Shares
COMMON STOCKS - 59.7%
Aerospace & Defense - 2.2%
Boeing Co.	47,515	2,019
Raytheon Co.	63,591	2,825
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. -Class B	26,500	1,325
Auto Components - 2.2%
BorgWarner, Inc.	144,422	4,932
Automobiles - 1.1%
Harley-Davidson, Inc.	151,195	2,451
Capital Markets - 2.7%
BlackRock, Inc. -Class A	11,845	2,078
Blackstone Group, LP	254,195	2,679
Eaton Vance Corp.	50,000	1,338
Chemicals - 1.7%
Praxair, Inc.	53,900	3,831
Computers & Peripherals - 2.4%
Hewlett-Packard Co.	77,000	2,975
International Business Machines Corp.	24,600	2,569
The notes to the financial statements are an integral part of this report.

3

	Shares	Value
Construction & Engineering - 0.8%
Jacobs Engineering Group, Inc. ‡	41,699	$1,755
Diversified Financial Services - 3.9%
CME Group, Inc. -Class A	13,895	4,323
JPMorgan Chase & Co.	128,000	4,366
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	108,378	2,692
Electronic Equipment & Instruments - 0.9%
Tyco Electronics, Ltd.	102,900	1,913
Energy Equipment & Services - 1.6%
Transocean, Ltd. ‡	47,489	3,528
Food Products - 1.3%
Kraft Foods, Inc. -Class A	110,723	2,806
Health Care Equipment & Supplies - 2.1%
Becton Dickinson & Co.	66,542	4,745
Household Products - 2.6%
Colgate-Palmolive Co.	56,000	3,962
Kimberly-Clark Corp.	40,000	2,097
IT Services - 0.5%
Automatic Data Processing, Inc.	32,000	1,134
Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc. ‡	85,000	3,465
Machinery - 0.6%
Caterpillar, Inc.	41,000	1,355
Media - 1.8%
Walt Disney Co.	175,000	4,083
Metals & Mining - 2.0%
Vale SA -Class B ADR	246,000	4,337
Multiline Retail - 1.1%
Target Corp.	62,450	2,465
Multi-Utilities - 1.3%
Dominion Resources, Inc.	90,000	3,008
Oil, Gas & Consumable Fuels - 7.6%
Anadarko Petroleum Corp.	85,000	3,858
BP PLC ADR	68,315	3,257
Exxon Mobil Corp.	80,900	5,656
XTO Energy, Inc.	110,000	4,195
Paper & Forest Products - 0.8%
Weyerhaeuser Co.	59,645	1,815
Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	234,000	4,754
Merck & Co., Inc.	42,000	1,174
Teva Pharmaceutical Industries, Ltd. ADR	73,500	3,626
Real Estate Investment Trusts - 1.9%
Plum Creek Timber Co., Inc.	140,100	4,172
Road & Rail - 2.0%
Union Pacific Corp.	86,500	4,503
Software - 2.1%
Oracle Corp.	140,681	3,014
Symantec Corp. ‡	102,395	1,593
Specialty Retail - 2.9%
Gap, Inc.	200,210	3,283
Home Depot, Inc.	124,682	2,946
Textiles, Apparel & Luxury Goods - 0.6%
Nike, Inc. -Class B	25,224	1,306
Tobacco - 1.3%
Philip Morris International, Inc.	63,919	2,788

Total Common Stocks (cost $132,238)		132,996

	Principal
PREFERRED CORPORATE DEBT SECURITY - 0.4%

Commercial Banks - 0.4%
Rabobank Nederland NV
11.00%, 06/30/2019 144A ■ Ž	$790	879
Total Preferred Corporate Debt Security (cost $832)

REPURCHASE AGREEMENT - 1.0%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $2,322 on 07/01/2009 •	2,322	2,322

Total Repurchase Agreement (cost $2,322)

Total Investment Securities (cost $220,848) #		223,188
Other Assets and Liabilities — Net		(279)

Net Assets		$222,909

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 06/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 06/30/2009.

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.76%, a maturity date of 02/01/2035, and with a market value plus accrued interest of $2,369.

#	Aggregate cost for federal income tax purposes is $220,848. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $18,497 and $16,157, respectively. Net unrealized appreciation for tax purposes is $2,340.
The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)
(unaudited)
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 06/30/2009, these securities aggregated $19,016, or 8.53%, of the Fund’s net assets.
ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Security
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities — Consumer Discretionary	$21,466	$—	$—	$21,466
Equities — Consumer Staples	11,653	—	—	11,653
Equities — Energy	20,494	—	—	20,494
Equities — Financials	18,956	—	—	18,956
Equities — Health Care	17,764	—	—	17,764
Equities — Industrials	13,782	—	—	13,782
Equities — Information Technology	13,198	—	—	13,198
Equities — Materials	9,983	—	—	9,983
Equities — Telecommunication Services	2,692	—	—	2,692
Equities — Utilities	3,008	—	—	3,008
Fixed Income — Consumer Discretionary	—	5,898	—	5,898
Fixed Income — Consumer Staples	—	4,811	—	4,811
Fixed Income — Energy	—	5,228	—	5,228
Fixed Income — Financials	—	17,190	—	17,190
Fixed Income — Health Care	—	803	—	803
Fixed Income — Industrials	—	3,578	—	3,578
Fixed Income — Information Technology	—	1,360	—	1,360
Fixed Income — Materials	—	11,740	—	11,740
Fixed Income — Mortgage-Backed Security	—	6,039	—	6,039
Fixed Income — U.S. Government Agency Obligation	—	24,987	—	24,987
Fixed Income — U.S. Government Obligation	—	4,022	—	4,022
Fixed Income — Utilities	—	2,214	—	2,214
Cash & Cash Equivalent — Repurchase Agreement	—	2,322	—	2,322

Total	$132,996	$90,192	$—	$223,188

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $218,526)	$220,866
Repurchase agreement, at value (cost: $2,322)	2,322
Receivables:
Investment securities sold	31
Shares sold	136
Interest	1,034
Dividends	167

224,556

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,370
Shares redeemed	52
Management and advisory fees	148
Distribution and service fees	3
Trustees fees	1
Administration fees	4
Printing fees	48
Other	21

1,647

Net assets	$222,909

Net assets consist of:
Capital stock ($.01 par value)	$245
Additional paid-in capital	251,022
Undistributed net investment income	14,928
Accumulated net realized loss from investment securities	(45,626)
Net unrealized appreciation (depreciation) on:
Investment securities	2,340

Net assets	$222,909

Net assets by class:
Initial Class	$207,586
Service Class	15,323
Shares outstanding:
Initial Class	22,907
Service Class	1,633
Net asset value and offering price per share:
Initial Class	$9.06
Service Class	9.38
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $4)	$1,747
Interest income	2,769

4,516

Expenses:
Management and advisory	803
Printing and shareholder reports	44
Custody	19
Administration	21
Legal	4
Audit and tax	9
Trustees	4
Transfer agent	3
Distribution and service:
Service Class	13
Other	3

Total expenses	923

Net investment income	3,593

Net realized gain (loss) on transactions from:
Investment securities	(15,590)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	23,069

Net realized and unrealized gain	7,479

Net increase in net assets resulting from operations	$11,072

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$3,593	$10,127
Net realized gain (loss) from investment securities	(15,590)	(28,736)
Change in net unrealized appreciation (depreciation) on investment securities	23,069	(91,721)

Net increase (decrease) in net assets resulting from operations	11,072	(110,330)

Distributions to shareholders:
From net investment income:
Initial Class	—	(10,929)
Service Class	—	(312)

	—	(11,241)

From net realized gains:
Initial Class	—	(29,008)
Service Class	—	(878)

	—	(29,886)

Total distributions to shareholders	—	(41,127)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,385	10,753
Service Class	8,875	9,619

	10,260	20,372

Dividends and distributions reinvested:
Initial Class	—	39,937
Service Class	—	1,190

	—	41,127

Cost of shares redeemed:
Initial Class	(24,559)	(76,455)
Service Class	(1,934)	(6,633)

	(26,493)	(83,088)

Net decrease in net assets from capital shares transactions	(16,233)	(21,589)

Net decrease in net assets	(5,161)	(173,046)

Net assets:
Beginning of period/year	228,070	401,116

End of period/year	$222,909	$228,070

Undistributed net investment income	$14,928	$11,335

Share activity:
Shares issued:
Initial Class	160	924
Service Class	999	819

	1,159	1,743

Shares issued-reinvested from distributions:
Initial Class	—	3,563
Service Class	—	102

	—	3,665

Shares redeemed:
Initial Class	(2,928)	(6,556)
Service Class	(218)	(580)

	(3,146)	(7,136)

Net increase (decrease) in shares outstanding:
Initial Class	(2,768)	(2,069)
Service Class	781	341

	(1,987)	(1,728)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.59		$14.19	$13.88	$12.88	$13.48	$12.41
Investment operations
Net investment income(a)	0.14		0.38	0.40	0.36	0.31	0.36
Net realized and unrealized gain (loss)	0.33		(4.33)	0.51	1.52	0.51	0.86

Total operations	0.47		(3.95)	0.91	1.88	0.82	1.22

Distributions
From net investment income	—		(0.45)	(0.37)	(0.35)	(0.36)	(0.15)
From net realized gains	—		(1.20)	(0.23)	(0.53)	(1.06)	—

Total distributions	—		(1.65)	(0.60)	(0.88)	(1.42)	(0.15)

Net asset value
End of period/year	$9.06		$8.59	$14.19	$13.88	$12.88	$13.48

Total return(b)	5.47	%(c)	(30.54)%	6.72%	15.27%	6.59%	9.96%
Net assets end of period/year (000’s)	$207,586		$220,482	$393,632	$441,492	$462,906	$525,519
Ratio and supplemental data
Expenses to average net assets	0.85	%(d)	0.81%	0.83%	0.83%	0.85%	0.84%
Net investment income, to average net assets	3.37	%(d)	3.20%	2.79%	2.70%	2.34%	2.88%
Portfolio turnover rate	56	%(c)	58%	45%	41%	58%	98%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.90		$14.64	$14.31	$13.25	$13.86	$12.74
Investment operations
Net investment income(a)	0.14		0.36	0.37	0.34	0.28	0.37
Net realized and unrealized gain (loss)	0.34		(4.47)	0.54	1.57	0.52	0.87

Total operations	0.48		(4.11)	0.91	1.91	0.80	1.24

Distributions
From net investment income	—		(0.43)	(0.35)	(0.32)	(0.35)	(0.12)
From net realized gains	—		(1.20)	(0.23)	(0.53)	(1.06)	—

Total distributions	—		(1.63)	(0.58)	(0.85)	(1.41)	(0.12)

Net asset value
End of period/year	$9.38		$8.90	$14.64	$14.31	$13.25	$13.86

Total return(b)	5.39	%(c)	(30.70)%	6.46%	15.04%	6.21%	9.83%
Net assets end of period/year (000’s)	$15,323		$7,588	$7,484	$6,568	$5,240	$3,711
Ratio and supplemental data
Expenses to average net assets	1.10	%(d)	1.06%	1.08%	1.08%	1.10%	1.10%
Net investment income, to average net assets	3.12	%(d)	3.07%	2.53%	2.45%	2.09%	2.81%
Portfolio turnover rate	56	%(c)	58%	45%	41%	58%	98%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Value Balanced VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $1 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TIM, TFS, and TCI.

10

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.

11

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$92,104
U.S. Government	27,035
Proceeds from maturities and sales of securities:
Long-term	95,562
U.S. Government	27,961
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.
NOTE 5. SUBSEQUENT EVENT
The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Value Balanced VP with and into Transamerica Balanced VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Value Balanced VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1-, 3- and 5- year periods. The Trustees discussed the recent management changes, and agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Portfolio were above the median for its expense group and below the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

13

Transamerica Van Kampen Active International Allocation VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Van Kampen Active International Allocation VP
Initial Class	$1,000.00	$1,045.80	$5.43	$1,019.49	$5.36	1.07%
Service Class	1,000.00	1,044.80	6.69	1,018.25	6.61	1.32

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

	% of Net
Asset Type	Assets
Common Stocks	95.2%
Repurchase Agreement	3.4
Preferred Stocks	0.8
Warrants	0.0	(a)
Rights	0.0	(a)
Other Assets and Liabilities - net(b)	0.6

Total	100.0%

(a)	Rounds to less than 0.05% or (0.05%).

(b)	The Other Assets and Liabilities - net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
PREFERRED STOCKS - 0.8%
Brazil - 0.6%
All America Latina Logistica SA, 0.77% ▲	10,200	$63
Banco Bradesco SA, 0.47% ▲	7,050	104
Bradespar SA, 0.66% ▲	492	6
Centrais Eletricas Brasileiras SA, 1.70% ▲ ‡	3,786	50
Cia Energetica de Minas Gerais, 2.92% ▲	2,401	32
Gerdau SA, 3.12% ▲	2,242	23
Investimentos Itau SA, 0.67% ▲	9,309	41
Itau Unibanco Holding SA, 0.48% ▲	6,866	108
Metalurgica Gerdau SA -Class A, 1.71% ▲	615	8
Petroleo Brasileiro SA, 0.07% ▲	11,471	190
Sadia SA, 2.03% ▲ ‡	18,201	44
Tele Norte Leste Participacoes SA, 7.39% ▲	1,978	32
Usinas Siderurgicas de Minas Gerais SA, 1.38% ▲	1,129	25
Vale SA, 3.76% ▲	7,123	109
Germany - 0.2%
Henkel AG & Co. KGaA, 2.91% ▲	974	30
Porsche AG, 5.21% ▲	1,173	79
RWE AG, 5.18% ▲	323	22
Volkswagen AG, 5.24% ▲	866	60

Total Preferred Stocks (cost $1,206)		1,026

COMMON STOCKS - 95.2%
Australia - 3.4%
AGL Energy, Ltd.	3,114	34
Alumina, Ltd.	32,660	38
Amcor, Ltd.	16,410	66
AMP, Ltd.	8,563	34
Australia & New Zealand Banking Group, Ltd.	1,950	26
BHP Billiton, Ltd.	68,551	1,919
BlueScope Steel, Ltd.	18,884	38
Boral, Ltd.	11,102	36
Brambles, Ltd.	6,121	29
Caltex Australia, Ltd.	2,753	31
Coca-Cola Amatil, Ltd.	3,447	24
Commonwealth Bank of Australia	1,569	49
CSL, Ltd.	1,321	34
CSR, Ltd.	14,820	20
Fairfax Media, Ltd.	6,287	6
Fortescue Metals Group, Ltd. ‡	27,691	85
Foster’s Group, Ltd.	12,709	53
Incitec Pivot, Ltd.	34,012	65
Insurance Australia Group, Ltd.	10,893	31
Leighton Holdings, Ltd.	1,102	21
Lend Lease Corp., Ltd.	3,087	17
Macquarie Group, Ltd.	1,280	40
Macquarie Infrastructure Group	14,523	17
National Australia Bank, Ltd.	2,104	38
Newcrest Mining, Ltd.	10,081	248
Nufarm, Ltd.	2,260	17
OneSteel, Ltd.	17,326	36
Orica, Ltd.	7,223	126
Origin Energy, Ltd.	4,774	56
Oz Minerals, Ltd.	60,415	45
QBE Insurance Group, Ltd.	4,404	70
Rio Tinto, Ltd.	5,771	243
Santos, Ltd.	3,293	39
Sims Metal Management, Ltd.	3,238	69
Sonic Healthcare, Ltd.	875	9
Stockland REIT	413	1
Suncorp-Metway, Ltd.	3,674	20
Tabcorp Holdings, Ltd.	2,490	14
Telstra Corp., Ltd.	13,369	37
Toll Holdings, Ltd.	1,683	8
Transurban Group ‡	4,776	16
Wesfarmers, Ltd.	3,668	68
Westpac Banking Corp.	2,197	36
Woodside Petroleum, Ltd.	3,004	105
Woolworths, Ltd.	6,436	136
Austria - 0.2%
Erste Group Bank AG	2,009	54
OMV AG	3,089	117
Raiffeisen International Bank Holding AG	497	17
Telekom Austria AG	2,755	43
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	440	22
Vienna Insurance Group	350	15
Voestalpine AG	1,276	35
Belgium - 0.5%
Anheuser-Busch InBev NV ST VVPR ‡	2,616	♦
Anheuser-Busch InBev NV	3,308	119
Belgacom SA	1,953	62
Delhaize Group	960	68
Groupe Bruxelles Lambert SA	1,583	116
Nationale A Portefeuille	953	46
Solvay SA -Class A	848	71
UCB SA	1,562	50
Umicore	1,805	41
Bermuda - 0.5%
Cheung Kong Infrastructure Holdings, Ltd.	16,000	56
Esprit Holdings, Ltd.	24,300	136
Kerry Properties, Ltd.	10,591	46
Li & Fung, Ltd.	73,614	198
Noble Group, Ltd.	40,000	50
NWS Holdings, Ltd.	231	♦
SeaDrill, Ltd.	3,700	53
Shangri-La Asia, Ltd.	1,125	2
Yue Yuen Industrial Holdings	18,500	41
Brazil - 0.5%
Banco Do Brasil SA	9,000	97
BM&F Bovespa SA	5,400	32
Cia Siderurgica Nacional SA	2,000	45
Empresa Brasileira de Aeronautica SA ‡	1,400	6
Lojas Renner SA	8,300	92
Perdigao SA ‡	4,900	94
Petroleo Brasileiro SA	8,200	168
Redecard SA	1,500	23
Vale SA	4,800	84
Cayman Islands - 0.3%
Agile Property Holdings, Ltd.	71,444	102
Chaoda Modern Agriculture Holdings, Ltd.	50,544	30
China Resources Land, Ltd.	36,000	80
Kingboard Chemical Holdings, Ltd.	18,500	46
Li Ning Co., Ltd.	26,000	77
Denmark - 0.7%
A.P. Moller Maersk A/S -Class B	25	150
DSV A/S ‡	3,700	46
NOVO Nordisk A/S -Class B	7,560	408
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Denmark (continued)
Novozymes A/S	786	$64
Vestas Wind Systems ‡	2,482	178
Finland - 1.6%
Fortum OYJ	6,915	157
Kesko OYJ -Class B	4,302	114
Kone OYJ -Class B	2,649	81
Metso OYJ	7,276	136
Neste Oil OYJ	1,357	19
Nokia OYJ	73,124	1,071
Outokumpu OYJ	2,264	39
Rautaruukki OYJ	1,488	30
Sampo OYJ -Class A	5,310	100
Stora Enso OYJ -Class R ‡	9,824	52
UPM-Kymmene OYJ	8,551	74
Wartsila OYJ	859	28
France - 6.5%
Accor SA	1,606	64
Air Liquide SA	2,743	251
Alcatel-Lucent ‡	27,772	70
Alstom SA	4,548	268
ATOS Origin SA ‡	183	6
AXA SA	18,386	346
BNP Paribas	10,618	690
Bouygues SA	3,141	118
Capital Gemini SA	1,824	67
Carrefour SA	7,238	309
Casino Guichard Perrachon SA	975	66
Cie de Saint-Gobain	2,626	88
Cie Generale D’optique Essilor International SA	1,438	69
CNP Assurances	748	71
Credit Agricole SA	5,670	71
Danone	2,644	130
Dassault Systemes SA	657	29
EDF SA	1,449	70
Eurazeo NPV	325	13
France Telecom SA	15,855	359
GDF Suez	10,608	395
Hermes International	553	77
Imerys SA	521	22
Lafarge SA ‡	1,648	111
Lagardere SCA	1,514	50
L’Oreal SA	647	48
LVMH Moet Hennessy Louis Vuitton SA	1,946	148
Michelin -Class B	985	56
Neopost SA	617	55
Pernod-Ricard SA	775	49
Peugeot SA ‡	1,083	28
PPR SA	912	74
Publicis Groupe	938	29
Renault SA ‡	934	35
Safran SA	814	11
Sanofi-Aventis SA	9,235	543
Schneider Electric SA	3,585	273
SCOR SE	2,305	47
Societe BIC SA	377	22
Societe Generale	5,064	276
Societe Television Francaise	2,674	30
Sodexo	919	47
Technip SA	1,354	66
Thales SA	1,119	50
Total SA	29,897	1,615
Unibail-Rodamco REIT	551	82
Vallourec SA	498	60
Veolia Environnement	4,591	135
Vinci SA	2,400	108
Vivendi	7,716	184
Germany - 6.6%
Adidas AG	2,130	81
Allianz SE	5,489	506
BASF SE	8,526	339
Bayer AG	7,888	423
Bayerische Motoren Werke AG	3,038	114
Beiersdorf AG	627	29
Celesio AG	1,726	40
Commerzbank AG ‡	7,102	45
Daimler AG	7,012	254
Deutsche Bank AG	6,984	423
Deutsche Boerse AG	1,017	79
Deutsche Lufthansa AG	2,612	33
Deutsche Post AG	8,222	107
Deutsche Postbank AG ‡	609	15
Deutsche Telekom AG	28,136	332
E.ON AG	28,938	1,024
Fresenius Medical Care AG	3,775	168
GEA Group AG	1,628	25
Hochtief AG	732	37
K & S	3,779	212
Linde AG	1,056	87
Man AG	1,540	94
Merck KGAA	612	62
Metro AG	4,358	208
Muenchener Rueckversicherungs AG	2,523	340
Puma AG	133	29
RWE AG	4,464	351
SAP AG	18,756	754
Siemens AG	20,359	1,404
ThyssenKrupp AG	3,266	81
TUI AG ‡	2,442	18
Volkswagen AG	950	321
Greece - 0.4%
EFG Eurobank Ergasias SA ‡	8,552	90
National Bank of Greece SA ‡	8,464	235
Opap SA	2,000	53
Piraeus Bank SA ‡	13,557	135
Titan Cement Co. SA	900	24
Hong Kong - 3.7%
Bank of East Asia, Ltd.	48,149	146
BOC Hong Kong Holdings, Ltd.	94,000	165
Cathay Pacific Airways, Ltd.	24,000	33
Cheung Kong Holdings, Ltd.	37,000	425
China Resources Enterprise, Ltd.	30,000	60
China Travel International Investment Hong Kong, Ltd.	190,000	42
CLP Holdings, Ltd.	47,003	312
Hang Lung Properties, Ltd.	91,000	301
Hang Seng Bank, Ltd.	18,800	263
Henderson Land Development Co., Ltd.	18,000	103
Hong Kong & China Gas Co., Ltd.	124,571	262
Hong Kong Exchanges and Clearing, Ltd.	26,200	408
HongKong Electric Holdings, Ltd.	38,000	212
Hopewell Holdings, Ltd.	18,000	56
Hutchison Whampoa, Ltd.	54,920	359
Hysan Development Co., Ltd.	31,702	81
Link REIT	48,651	104
MTR Corp.	41,906	126
New World Development, Ltd.	66,856	120
Sino Land Co. Ltd.	16,019	27
Sun Hung Kai Properties, Ltd.	44,500	556
The notes to the financial statements are an integral part of this report.

3

	Shares	Value
Hong Kong (continued)
Swire Pacific, Ltd.	18,500	$185
Wharf Holdings, Ltd.	37,016	157
Indonesia - 0.7%
Astra Agro Lestari	7,500	12
Bank Central Asia	208,000	73
Bank Danamon	54,500	26
Bank Mandiri	116,500	36
Bank Rakyat	99,000	61
Bumi Resources	294,500	54
Indosat ‡	27,000	13
International Nickel Indonesia ‡	40,500	16
Lippo Karawaci ‡	182,500	12
Perusahaan Gas	168,000	52
PT Astra International Tbk	110,000	257
Semen Gresik ‡	25,000	12
Tambang Batubara	14,500	16
Telekomunikasi Indonesia	170,500	125
Unilever Indonesia	32,000	29
United Tractors PLC	27,000	26
Isle of Man - 0.0%
Genting Singapore PLC ‡	97,000	46
Italy - 1.4%
Alleanza Assicurazioni SpA	5,958	41
Assicurazioni Generali SpA	14,271	296
Banco Popolare SC ‡	649	5
Enel SpA	4,530	22
ENI SpA	36,858	872
Fiat SpA ‡	546	5
Intesa Sanpaolo SpA ‡	115,215	371
Saipem SpA	279	7
Telecom Italia SpA	10,423	14
UniCredit SpA ‡	13,446	34
Unione di Banche Italiane SCpA	615	8
Japan - 27.4%
77 Bank Ltd.	8,000	47
ACOM Co., Ltd.	440	11
Advantest Corp.	4,800	87
AEON Co., Ltd.	10,700	106
AEON Credit Service Co., Ltd.	500	7
AIOI Insurance Co., Ltd.	1,000	5
Ajinomoto Co., Inc.	13,000	102
Amada Co., Ltd.	8,000	50
Asahi Breweries, Ltd.	6,900	99
Asahi Glass Co., Ltd.	24,000	194
Asahi Kasei Corp.	24,000	122
Astellas Pharma, Inc.	8,700	309
Bank of Kyoto, Ltd.	6,000	56
Bank of Yokohama, Ltd.	22,000	118
Benesse Corp.	600	24
Bridgestone Corp.	17,900	282
Canon, Inc.	20,550	674
Casio Computer Co., Ltd.	9,500	85
Central Japan Railway Co.	33	203
Chiba Bank, Ltd.	14,000	92
Chubu Electric Power Co., Inc.	9,800	227
Chugai Pharmaceutical Co., Ltd.	5,502	105
Chuo Mitsui Trust Holdings, Inc.	14,000	54
Citizen Holdings Co., Ltd.	8,100	42
Credit Saison Co., Ltd.	1,300	16
DAI Nippon Printing Co., Ltd.	8,000	110
Daicel Chemical Industries, Ltd.	4,000	24
Daiichi Sankyo Co., Ltd.	12,056	216
Daikin Industries, Ltd.	3,600	116
Daito Trust Construction Co., Ltd.	2,200	104
Daiwa House Industry Co., Ltd.	13,000	140
Daiwa Securities Group, Inc.	26,000	155
Denki Kagaku Kogyo KK	7,000	20
Denso Corp.	12,900	332
DIC Corp.	12,000	19
DOWA Holdings Co., Ltd.	11,000	46
East Japan Railway Co.	7,700	465
Eisai Co., Ltd.	4,300	154
Familymart Co., Ltd.	1,400	44
Fanuc, Ltd.	3,500	282
Fast Retailing Co., Ltd.	2,000	262
Fuji Electric Holdings Co., Ltd.	4,000	7
Fujifilm Holdings Corp.	10,100	321
Fujitsu, Ltd.	37,000	202
Fukuoka Financial Group, Inc.	14,000	63
Furukawa Electric Co., Ltd.	16,000	72
Gunma Bank, Ltd.	1,000	6
Hachijuni Bank, Ltd.	1,000	6
Hirose Electric Co., Ltd.	800	86
Hiroshima Bank, Ltd.	1,000	4
Hitachi Construction Machinery Co., Ltd.	700	11
Hitachi, Ltd.	67,000	209
Hokuhoku Financial Group, Inc.	25,000	63
Honda Motor Co., Ltd.	30,900	853
Hoya Corp.	8,100	163
Ibiden Co., Ltd.	2,800	79
IHI Corp. ‡	26,000	45
INPEX Corp.	8	64
Isetan Mitsukoshi Holdings, Ltd.	6,060	62
ITOCHU Corp.	31,000	216
ITOCHU Techno-Solutions Corp.	700	21
J Front Retailing Co., Ltd.	8,000	38
Japan Airlines Corp. ‡	19,000	37
Japan Real Estate Investment Corp. -Class A REIT	9	75
Japan Retail Fund Investment Corp. -Class A REIT	8	37
Japan Tobacco, Inc.	87	273
JFE Holdings, Inc.	6,800	229
JGC Corp.	6,000	97
Joyo Bank, Ltd.	16,000	82
JS Group Corp.	4,800	74
JSR Corp.	3,300	57
Kajima Corp.	27,000	84
Kaneka Corp.	6,000	43
Kansai Electric Power Co., Inc.	18,700	413
KAO Corp.	13,000	284
Kawasaki Heavy Industries, Ltd.	26,000	72
Keihin Electric Express Railway Co., Ltd.	7,000	54
KEIO Corp.	2,000	12
Keyence Corp.	920	188
Kikkoman Corp.	4,000	40
Kintetsu Corp.	35,000	154
Kirin Holdings Co., Ltd.	19,000	267
Kobe Steel, Ltd.	44,000	82
Komatsu, Ltd.	20,400	317
Konami Corp.	3,000	58
Konica Minolta Holdings, Inc.	11,500	120
Kubota Corp.	29,000	240
Kuraray Co., Ltd.	7,500	83
Kurita Water Industries, Ltd.	1,500	49
Kyocera Corp.	3,300	249
The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Japan (continued)
Kyowa Hakko Kirin Co., Ltd.	7,011	$79
Kyushu Electric Power Co., Inc.	5,700	123
Lawson, Inc.	800	35
Leopalace21 Corp.	1,600	14
Mabuchi Motor Co., Ltd.	500	24
Marubeni Corp.	47,000	209
Marui Group Co., Ltd.	9,600	68
Matsui Securities Co., Ltd.	3,200	29
Minebea Co., Ltd.	8,000	34
Mitsubishi Chemical Holdings Corp.	18,000	76
Mitsubishi Corp.	27,300	506
Mitsubishi Electric Corp.	40,000	253
Mitsubishi Estate Co., Ltd.	15,000	251
Mitsubishi Heavy Industries, Ltd.	67,000	278
Mitsubishi Materials Corp.	36,000	112
Mitsubishi Rayon Co., Ltd.	11,000	32
Mitsubishi UFJ Financial Group, Inc.	122,608	760
Mitsui & Co., Ltd.	32,000	381
Mitsui Chemicals, Inc.	8,000	26
Mitsui Fudosan Co., Ltd.	12,000	210
Mitsui Mining & Smelting Co., Ltd. ‡	25,000	65
Mitsui O.S.K. Lines, Ltd.	2,000	13
Mitsui Sumitomo Insurance Group Holdings, Inc.	8,100	213
Mizuho Financial Group, Inc.	141,400	332
Murata Manufacturing Co., Ltd.	4,000	170
NEC Corp. ‡	44,000	173
NGK Insulators, Ltd.	8,000	164
NGK Spark Plug Co., Ltd.	6,000	57
Nidec Corp.	2,500	152
Nikon Corp.	7,000	121
Nintendo Co., Ltd.	1,700	470
Nippon Building Fund, Inc. -Class A REIT	9	77
Nippon Electric Glass Co., Ltd.	8,000	90
Nippon Express Co., Ltd.	22,000	100
Nippon Meat Packers, Inc.	4,000	51
Nippon Mining Holdings, Inc.	13,500	70
Nippon Oil Corp.	31,000	184
Nippon Paper Group, Inc.	5,100	132
Nippon Sheet Glass Co., Ltd.	8,000	23
Nippon Steel Corp.	91,000	350
Nippon Telegraph & Telephone Corp.	5,300	216
Nippon Yusen KK	23,000	100
Nipponkoa Insurance Co., Ltd.	1,000	6
Nishi-Nippon City Bank, Ltd.	8,000	20
Nissan Chemical Industries, Ltd.	3,000	34
Nissan Motor Co., Ltd.	45,300	276
Nisshin Seifun Group, Inc.	6,000	72
Nissin Foods Holdings Co., Ltd.	1,900	58
Nitto Denko Corp.	4,900	150
Nomura Holdings, Inc.	36,200	305
Nomura Real Estate Office Fund, Inc. -Class A REIT	1	6
Nomura Research Institute, Ltd.	2,800	62
NSK, Ltd.	16,000	81
NTN Corp.	12,000	48
NTT Data Corp.	31	100
NTT DoCoMo, Inc.	78	114
Obayashi Corp.	21,000	103
OBIC Co., Ltd.	170	28
OJI Paper Co., Ltd.	23,000	99
Olympus Corp.	3,000	71
Omron Corp.	5,500	80
Onward Holdings Co., Ltd.	4,000	26
Oracle Corp.	1,200	44
Oriental Land Co., Ltd.	1,300	87
ORIX Corp.	220	13
Osaka Gas Co., Ltd.	47,000	150
Panasonic Corp.	41,800	566
Panasonic Electric Works Co., Ltd.	8,000	76
Promise Co., Ltd.	550	7
Resona Holdings, Inc.	7,600	107
Ricoh Co., Ltd.	12,000	155
ROHM Co., Ltd.	3,100	227
Sanyo Electric Co., Ltd. ‡	42,000	109
Sapporo Hokuyo Holdings, Inc. ‡	1,000	3
SBI Holdings, Inc.	155	32
Secom Co., Ltd.	3,100	126
Seiko Epson Corp.	2,600	43
Sekisui Chemical Co., Ltd.	8,000	50
Sekisui House, Ltd.	20,000	203
Seven & I Holdings Co., Ltd.	13,960	329
Sharp Corp.	18,000	187
Shimamura Co., Ltd.	600	48
Shimano, Inc.	2,000	77
Shimizu Corp.	21,000	92
Shin-Etsu Chemical Co., Ltd.	7,300	338
Shinko Securities Co., Ltd.	11,000	35
Shinsei Bank, Ltd. ‡	21,000	34
Shionogi & Co., Ltd.	7,000	136
Shiseido Co., Ltd.	7,000	115
Shizuoka Bank, Ltd.	12,000	119
Showa Denko KK	14,000	25
Showa Shell Sekiyu KK	1,700	18
SMC Corp.	1,200	129
Softbank Corp.	17,800	348
Sompo Japan Insurance, Inc.	14,000	94
Sony Corp.	14,400	378
Sony Financial Holdings, Inc.	2	6
Stanley Electric Co., Ltd.	1,000	20
Sumitomo Chemical Co., Ltd.	28,000	126
Sumitomo Corp.	20,500	209
Sumitomo Electric Industries, Ltd.	13,000	147
Sumitomo Heavy Industries, Ltd.	8,000	36
Sumitomo Metal Industries, Ltd.	52,000	139
Sumitomo Metal Mining Co., Ltd.	20,000	283
Sumitomo Mitsui Financial Group, Inc.	9,000	367
Sumitomo Realty & Development Co., Ltd.	6,000	110
Sumitomo Trust & Banking Co., Ltd.	25,000	135
T&D Holdings, Inc.	4,000	115
Taiheiyo Cement Corp.	12,000	21
Taisei Corp.	27,000	65
Taisho Pharmaceutical Co., Ltd.	2,911	55
Takashimaya Co., Ltd.	8,000	63
Takeda Pharmaceutical Co., Ltd.	14,500	566
TDK Corp.	2,800	132
Teijin, Ltd.	20,000	65
Terumo Corp.	4,100	181
THK Co., Ltd.	800	12
Tobu Railway Co., Ltd.	21,000	124
Toho Co., Ltd.	800	13
Tohoku Electric Power Co., Inc.	9,000	188
Tokio Marine Holdings, Inc.	12,348	341
Tokyo Broadcasting System, Inc.	2,500	39
Tokyo Electric Power Co., Inc.	29,900	771
Tokyo Electron, Ltd.	4,400	213
The notes to the financial statements are an integral part of this report.

5

	Shares	Value
Japan (continued)
Tokyo Gas Co., Ltd.	49,000	$176
Tokyo Tatemono Co., Ltd.	5,000	28
Tokyu Corp.	25,000	126
Tokyu Land Corp.	1,000	5
TonenGeneral Sekiyu KK	8,000	82
Toppan Printing Co., Ltd.	8,000	81
Toray Industries, Inc.	24,000	123
Toshiba Corp.	56,000	203
Tosoh Corp.	8,000	23
Toto, Ltd.	10,000	70
Toyo Seikan Kaisha, Ltd.	3,600	76
Toyota Industries Corp.	2,200	55
Toyota Motor Corp.	50,000	1,905
Trend Micro, Inc.	3,000	96
Uni-Charm Corp.	500	38
UNY Co., Ltd.	1,000	9
Ushio, Inc.	1,000	16
West Japan Railway Co.	4	13
Yahoo! Japan Corp.	363	116
Yamada Denki Co., Ltd.	2,250	131
Yamaha Corp.	1,900	24
Yamaha Motor Co., Ltd.	700	8
Yamato Holdings Co., Ltd.	6,000	80
Yamazaki Baking Co., Ltd.	1,000	11
Yokogawa Electric Corp.	4,800	32
Jersey Channel Island - 0.2%
Experian Group, Ltd.	8,420	63
WPP PLC	34,753	230
Luxembourg - 0.2%
ArcelorMittal	8,071	265
Mauritius - 0.1%
Golden Agri-Resources, Ltd.	511,226	134
Mexico - 0.2%
Desarrolladora Homex SAB de CV ADR ‡	2,100	58
URBI Desarrollos Urbanos SA de CV ‡	11,600	18
Wal-Mart de Mexico SAB de CV -Series V	47,305	140
Netherlands - 2.7%
Akzo Nobel NV	3,441	152
ASML Holding NV	9,177	199
European Aeronautic Defence and Space Co. NV	3,027	49
Fugro NV	1,182	49
Heineken NV	11,381	422
ING Groep NV	17,453	176
James Hardie Industries NV ‡	8,588	29
Koninklijke Ahold NV	16,069	184
Koninklijke DSM NV	2,246	70
Koninklijke KPN NV	26,898	370
Koninklijke Philips Electronics NV	16,936	312
Reed Elsevier NV	9,249	102
SBM Offshore NV	3,096	53
STMicroelectronics NV	10,048	75
TNT NV	13,921	270
Unilever NV	25,013	602
Wolters Kluwer NV	6,282	109
New Zealand - 0.0%
Telecom Corp. of New Zealand, Ltd.	4,768	8
Norway - 0.9%
DnB NOR ASA ‡	9,862	75
Norsk Hydro ASA ‡	12,940	66
Orkla ASA	14,590	106
Statoilhydro ASA	16,446	324
Telenor ASA ‡	12,728	98
Yara International ASA	15,941	446
Poland - 0.5%
Bank Handlowy Warsza	7,085	112
Getin Holding SA ‡	55,772	111
PBG SA ‡	1,400	104
Polskie Gornictwo Naftowe I Gazownictwo SA	190,300	243
Portugal - 0.2%
Brisa Auto-Estradas de Portugal SA -Class V	6,517	47
Energias de Portugal SA	28,355	111
Portugal Telecom SGPS SA	10,309	101
Russian Federation - 0.7%
Gazprom OAO ADR	12,500	254
LUKOIL ADR	2,600	115
MMC Norilsk Nickel ADR ‡	6,316	58
Mobile Telesystems OJSC ADR	1,000	37
Novatek OAO GDR	420	20
Polyus Gold Co. ADR ‡	1,278	26
Rosneft Oil Co. GDR ‡	8,300	45
Surgutneftegaz ADR	8,000	56
Tatneft ADR	2,025	50
Unified Energy System OAO GDR ‡ Ə	648	♦
Vimpel-Communications ADR ‡	2,750	32
VTB Bank OJSC GDR	14,263	31
Wimm-Bill-Dann Foods OJSC ADR ‡	1,600	88
Singapore - 2.4%
Ascendas REIT ‡	32,000	35
Capitaland, Ltd.	56,000	143
CapitaMall Trust REIT ‡	32,000	31
City Developments, Ltd.	16,000	95
ComfortDelgro Corp., Ltd.	56,000	49
DBS Group Holdings, Ltd.	32,000	261
Fraser and Neave, Ltd.	32,000	107
Jardine Cycle & Carriage, Ltd.	8,000	106
Keppel Corp., Ltd.	40,000	190
Olam International, Ltd.	40,000	67
Oversea-Chinese Banking Corp.	80,000	369
SembCorp Industries, Ltd.	32,000	67
SembCorp Marine, Ltd.	24,000	45
Singapore Airlines, Ltd.	16,003	147
Singapore Exchange, Ltd.	24,000	118
Singapore Press Holdings, Ltd.	40,000	87
Singapore Telecommunications, Ltd.	232,000	481
United Overseas Bank, Ltd.	40,000	405
UOL Group, Ltd.	8,000	18
Wilmar International, Ltd.	24,000	83
Spain - 4.4%
ACS Actividades Co.	3,441	174
Banco Bilbao Vizcaya Argentaria SA	55,482	696
Banco Popular Espanol SA	26,276	229
Banco Santander SA	127,409	1,530
Iberdrola SA	35,530	288
Inditex SA	3,071	147
Indra Sistemas SA	1,654	36
Mapfre SA	9,342	30
Repsol Ypf SA	11,254	252
Telefonica SA	86,388	1,954
Zardoya Otis SA	1,353	28
Sweden - 2.3%
Alfa Laval AB	3,759	36
ASSA Abloy AB -Class B	4,995	70
Atlas Copco AB -Class A	14,378	144
Atlas Copco AB -Class B	7,100	64
The notes to the financial statements are an integral part of this report.

6

	Shares	Value
Sweden (continued)
Electrolux AB -Series B ‡	2,840	$40
Getinge AB -Class B	4,049	53
Hennes & Mauritz AB -Class B	5,059	252
Holmen AB -Class B	850	19
Husqvarna AB -Class B ‡	2,840	15
Investor AB -Class B	9,501	147
Lundin Petroleum AB ‡	8,448	65
Nordea Bank AB	29,038	230
Sandvik AB	16,655	124
Skanska AB -Class B	5,768	64
SKF AB	4,000	49
SSAB AB	3,000	35
Svenska Cellulosa AB -Class B	9,300	97
Svenska Handelsbanken AB -Class A	8,197	155
Swedish Match AB	4,807	78
Tele2 AB -Class B	1,950	20
Telefonaktiebolaget LM Ericsson -Class B	80,458	790
TeliaSonera AB	24,595	129
Volvo AB -Class A	7,645	47
Volvo AB -Class B	16,393	101
Switzerland - 7.7%
ABB, Ltd. ‡	31,140	490
Baloise Holding AG	727	54
Compagnie Financiere Richemont SA	6,911	144
Credit Suisse Group AG	13,625	622
Geberit AG	604	74
Givaudan SA	93	57
Holcim, Ltd. ‡	3,185	181
Julius Baer Holding AG	3,454	134
Logitech International SA ‡	4,869	67
Lonza Group AG	568	56
Nestle SA	73,765	2,779
Nobel Biocare Holding AG	4,555	99
Novartis AG	32,884	1,333
Roche Holding AG	9,893	1,345
Schindler Holding AG	1,447	90
Straumann Holding AG	390	71
Swatch Group AG-BR	420	67
Swatch Group AG-Reg	888	29
Swiss Life Holding AG ‡	456	39
Swiss Reinsurance	7,029	232
Swisscom AG	312	96
Syngenta AG	3,124	725
UBS AG ‡	14,894	182
Zurich Financial Services AG	1,802	318
Turkey - 0.8%
Akbank TAS	28,570	128
Anadolu AS	8,051	73
Bim Birlesik Magazalar As	1,421	50
Enka Insaat VE Sanayi As	13,420	42
Eregli Demir Ve Celik Fabrikalari ‡	17,121	49
Haci Omer Sabanci Holding As	15,135	41
KOC Holding AS ‡	14,295	25
Tupras Turkiye Petrol Rafine	4,663	57
Turk Telekomunikasyon As	19,100	60
Turkcell Iletisim Hizmet As	22,866	126
Turkiye Garanti Bankasi As ‡	59,012	160
Turkiye Halk Bankasi As	9,600	38
Turkiye Is Bankasi -Class C	35,070	103
Turkiye Vakiflar Bankasi Tao -Class D ‡	23,374	35
Yapi Ve Kredi Bankasi As ‡	26,238	39
United Kingdom - 17.3%
3I Group	6,956	28
Admiral Group PLC	2,274	33
AMEC PLC	4,719	51
Anglo American PLC	9,251	268
AstraZeneca PLC	26,419	1,161
Aviva PLC	33,452	188
BAE Systems PLC	50,093	279
Balfour Beatty PLC	8,956	46
Barclays Bank PLC	79,723	371
Berkeley Group Holdings PLC ‡	1,109	15
BG Group PLC	51,755	867
BHP Billiton, Ltd.	14,990	337
BP PLC	259,610	2,040
British Airways PLC ‡	8,169	17
British American Tobacco PLC	24,442	673
British Sky Broadcasting Group PLC	28,774	215
BT Group PLC -Class A	131,900	220
Bunzl PLC	6,575	54
Burberry Group PLC	5,703	40
Cadbury PLC	12,599	107
Capital Group PLC	2,000	24
Carnival Corp.	2,120	56
Centrica PLC	37,508	138
Cobham PLC	19,129	54
Compass Group PLC	25,634	144
Diageo PLC	32,321	464
FirstGroup PLC	7,825	46
Friends Provident Group PLC	30,357	33
GlaxoSmithKline PLC	89,818	1,578
Group 4 Securicor PLC	3,563	12
Home Retail Group PLC	7,805	33
HSBC Holdings PLC	226,270	1,871
ICAP PLC	1,517	11
Imperial Tobacco Group PLC	9,316	242
Intercontinental Hotels Group PLC	4,580	47
International Power PLC	6,355	25
Invensys PLC	6,630	24
Investec PLC	1,724	9
J. Sainsbury PLC	13,054	67
Johnson Matthey PLC	2,820	53
Kingfisher PLC	11,088	32
Ladbrokes PLC	7,527	23
Legal & General Group PLC	85,671	80
Lloyds TSB Group PLC	112,045	129
London Stock Exchange Group PLC	858	10
Man Group PLC	31,938	146
Marks & Spencer Group PLC	13,807	69
National Grid PLC	47,718	429
Next Group PLC	2,340	57
Old Mutual PLC	67,688	90
Pearson PLC	11,065	111
Prudential PLC	30,396	206
Reckitt Benckiser Group PLC	7,901	360
Reed Elsevier PLC	15,144	113
Rexam PLC	8,365	39
Rio Tinto PLC	6,876	238
Rolls-Royce Group PLC ‡	29,178	174
Royal & Sun Alliance Insurance Group PLC	46,059	91
Royal Bank of Scotland PLC ‡	225,491	143
Royal Dutch Shell PLC -Class A	58,483	1,460
Royal Dutch Shell PLC -Class B	40,333	1,013
Sabmiller PLC	3,209	65
The notes to the financial statements are an integral part of this report.

7

	Shares	Value
United Kingdom (continued)
Sage Group PLC	25,433	$75
Schroders PLC	1,912	26
Scottish & Southern Energy PLC	20,901	392
Serco Group PLC	1,448	10
Severn Trent PLC	6,832	123
Smith & Nephew PLC	14,664	108
Smiths Group PLC	6,281	72
Standard Chartered PLC	21,564	404
Standard Life PLC	25,861	79
Tesco PLC	74,866	436
Thomson Reuters PLC	3,284	94
Tomkins PLC	15,986	39
Unilever PLC	14,143	332
United Utilities Group PLC	2,080	17
Vodafone Group PLC	833,200	1,607
Whitbread PLC	2,596	35
Wolseley PLC ‡	791	15
Xstrata PLC	4,983	54
United States - 0.2%
Synthes, Inc.	1,925	186

Total Common Stocks (cost $129,112)		115,347

RIGHTS - 0.0%
Belgium - 0.0%
Fortis Ə	21,687	♦
Italy - 0.0%
Unione di Banche Italiane SCpA	615	♦
Japan - 0.0%
DOWA Holdings Co., Ltd.	10,000	♦
Singapore - 0.0%
Golden Agri-Resources, Ltd.	86,908	12

Total Rights (cost $0)		12

WARRANTS - 0.0%
Italy - 0.0%
UBI Banca SCpA
Expiration: 06/30/2011
Exercise Price: $0.00	615	♦
Malaysia - 0.0%
IJM Land Bhd
Expiration: 09/11/2013
Exercise Price: $1.35	9,570	2

Total Warrants (cost $0)		2

	Principal
REPURCHASE AGREEMENT - 3.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $4,174 on 07/01/2009 •	$4,174	4,174

Total Repurchase Agreement (cost $4,174)

Total Investment Securities (cost $134,492) #		120,561
Other Assets and Liabilities - Net		691

Net Assets		$121,252

FUTURES CONTRACTS:

			Net Unrealized
			Appreciation
Description	Contracts Г	Expiration Date	(Depreciation)
Hang Seng China Index	31	07/30/2009	$22
MSCI Taiwan Index	41	07/30/2009	(2)
SGX CNX Nifty Index	156	07/30/2009	18

			$38

FORWARD FOREIGN CURRENCY CONTRACTS: Ф

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Australian Dollar	4,947	07/16/2009	3,951	30
Euro	7,503	07/16/2009	10,420	106
Euro	(377)	07/16/2009	(523)	(6)
Euro	(386)	07/16/2009	(544)	2
Euro	(803)	07/16/2009	(1,127)	1
Hong Kong Dollar	(37,910)	07/16/2009	(4,892)	0
Japanese Yen	(953,389)	07/16/2009	(9,864)	(35)
Pound Sterling	1,970	07/16/2009	3,238	3

				$101

The notes to the financial statements are an integral part of this report.

8

	Percentage of
INVESTMENTS BY INDUSTRY:	Total Investments	Value
Commercial Banks	11.2%	$13,265
Oil, Gas & Consumable Fuels	8.8	10,613
Pharmaceuticals	7.2	8,523
Metals & Mining	4.9	5,809
Food Products	4.0	4,781
Diversified Telecommunication Services	4.0	4,770
Electric Utilities	3.7	4,470
Automobiles	3.5	4,195
Insurance	3.4	4,170
Chemicals	3.3	4,162
Real Estate Management & Development	2.9	3,386
Machinery	2.5	3,050
Industrial Conglomerates	2.4	2,893
Food & Staples Retailing	2.1	2,436
Wireless Telecommunication Services	2.0	2,264
Capital Markets	1.9	2,168
Electronic Equipment & Instruments	1.7	2,063
Communications Equipment	1.6	1,931
Electrical Equipment	1.4	1,780
Household Durables	1.4	1,724
Trading Companies & Distributors	1.4	1,640
Beverages	1.4	1,635
Road & Rail	1.3	1,581
Software	1.2	1,526
Multi-Utilities	1.2	1,521
Media	1.1	1,412
Diversified Financial Services	1.0	1,303
Tobacco	0.9	1,266
Construction & Engineering	0.9	1,113
Specialty Retail	0.9	1,008
Office Electronics	0.8	1,004
Health Care Equipment & Supplies	0.7	838
Auto Components	0.7	802
Semiconductors & Semiconductor Equipment	0.6	801
Household Products	0.6	741
Building Products	0.6	709
Computers & Peripherals	0.6	688
Textiles, Apparel & Luxury Goods	0.5	682
Hotels, Restaurants & Leisure	0.5	680
Aerospace & Defense	0.5	623
Gas Utilities	0.5	588
Multiline Retail	0.5	523
Paper & Forest Products	0.5	473
Air Freight & Logistics	0.4	465
Real Estate Investment Trusts	0.4	448
Construction Materials	0.4	436
Commercial Services & Supplies	0.3	390
Distributors	0.3	364
IT Services	0.3	343
Leisure Equipment & Products	0.3	299
Energy Equipment & Services	0.2	279
Airlines	0.2	267
Marine	0.2	263
The notes to the financial statements are an integral part of this report.

9

	Percentage of
INVESTMENTS BY INDUSTRY (continued):	Total Investments	Value
Health Care Providers & Services	0.2	$218
Personal Products	0.1	192
Containers & Packaging	0.1	181
Water Utilities	0.1	123
Internet Software & Services	0.1	116
Professional Services	0.1	87
Transportation Infrastructure	0.0	80
Life Sciences Tools & Services	0.0	56
Consumer Finance	0.0	54
Biotechnology	0.0	34
Internet & Catalog Retail	0.0	33
Independent Power Producers & Energy Traders	0.0	25
Diversified Consumer Services	0.0	24

Investment Securities, at Value	96.5	116,387
Short-Term Investments	3.5	4,174

Total Investments	100.0%	$120,561

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

‡	Non-income producing security.

♦	Value is less than $1.

Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

Г	Contract amounts are not in thousands.

≠	All of the Fund’s securities are pledged as collateral by the custodian for the listed open currency contracts written by the Fund.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.68% to 4.72%, maturity dates of 09/01/2035, and with a market values plus accrued interests of $4,260.

#	Aggregate cost for federal income tax purposes is $134,492. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,538 and $23,469, respectively. Net unrealized depreciation for tax purposes is $13,931.
DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
OYJ	Finnish Public Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$11,746	$2	$—	$11,748
Equities - Consumer Staples	11,050	—	—	11,050
Equities - Energy	10,835	—	—	10,835
Equities - Financials	24,799	—	—	24,799
Equities - Health Care	9,671	—	—	9,671
Equities - Industrials	14,940	—	—	14,940
Equities - Information Technology	8,471	—	—	8,471
Equities - Materials	11,062	—	—	11,062
Equities - Telecommunication Services	7,033	—	—	7,033
Equities - Utilities	6,778	—	—	6,778
Cash & Cash Equivalent - Financials	—	4,174	—	4,174

Total	$116,385	$4,176	$—	$120,561

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$101	$—	$101
Futures Contracts	—	38	—	38

Total	$—	$139	$—	$139

*	Other financial instruments are valued at unrealized appreciation (depreciation).
The notes to the financial statements are an integral part of this report.

10

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $130,318)	$116,387
Repurchase agreement, at value (cost: $4,174)	4,174
Foreign currency (cost: $1,524)	1,526
Receivables:
Investment securities sold	4
Shares sold	1
Dividends	233
Dividend reclaims	225
Variation margin	198
Unrealized appreciation on forward foreign currency contracts	142

122,890

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,006
Shares redeemed	350
Management and advisory fees	95
Distribution and service fees	2
Trustees fees	1
Administration fees	2
Printing fees	22
Other	119
Unrealized depreciation on forward foreign currency contracts	41

1,638

Net assets	$121,252

Net assets consist of:
Capital stock ($.01 par value)	$133
Additional paid-in capital	149,987
Undistributed net investment income	1,241
Accumulated net realized loss from investment securities, futures and foreign currency transactions	(16,330)
Net unrealized appreciation (depreciation) on:
Investment securities	(13,931)
Futures contracts	38
Translation of assets and liabilities denominated in foreign currencies	114

Net assets	$121,252

Net assets by class:
Initial Class	$112,579
Service Class	8,673
Shares outstanding:
Initial Class	12,334
Service Class	954
Net asset value and offering price per share:
Initial Class	$9.13
Service Class	9.09
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $219)	$2,194
Securities lending income (net)	13

2,207

Expenses:
Management and advisory	473
Printing and shareholder reports	19
Custody	147
Administration	11
Legal	2
Audit and tax	12
Trustees	2
Transfer agent	1
Distribution and service:
Service Class	10
Other	2

Total expenses	679

Less management and advisory fee waiver	(74)

Net expenses	605

Net investment income	1,602

Net realized gain (loss) on transactions from:
Investment securities (net of foreign capital gains tax of $1)	(13,782)
Futures contracts	106
Foreign currency transactions	493

(13,183)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	15,279
Futures contracts	(32)
Translation of assets and liabilities denominated in foreign currencies	(416)

Change in unrealized appreciation (depreciation)	14,831

Net realized and unrealized gain	1,648

Net increase in net assets resulting from operations	$3,250

The notes to the financial statements are an integral part of this report.

11

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$1,602	$4,152
Net realized gain (loss) from investment securities, futures contracts, and foreign currency transactions	(13,183)	(5,571)
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, and foreign currency translation	14,831	(93,911)

Net increase (decrease) in net assets resulting from operations	3,250	(95,330)

Distributions to shareholders:
From net investment income:
Initial Class	—	(6,485)
Service Class	—	(469)

	—	(6,954)

From net realized gains:
Initial Class	—	(24,746)
Service Class	—	(1,937)

	—	(26,683)

Total distributions to shareholders	—	(33,637)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,671	19,291
Service Class	1,029	4,694

	5,700	23,985

Dividends and distributions reinvested:
Initial Class	—	31,231
Service Class	—	2,406

	—	33,637

Cost of shares redeemed:
Initial Class	(15,772)	(57,291)
Service Class	(1,622)	(6,810)

	(17,394)	(64,101)

Net decrease in net assets from capital shares transactions	(11,694)	(6,479)

Net decrease in net assets	(8,444)	(135,446)

Net assets:
Beginning of period/year	129,696	265,142

End of period/year	$121,252	$129,696

Undistributed (accumulated) net investment income (loss)	$1,241	$(361)

Share activity:
Shares issued:
Initial Class	546	1,384
Service Class	124	341

	670	1,725

Shares issued-reinvested from distributions:
Initial Class	—	2,663
Service Class	—	205

	—	2,868

Shares redeemed:
Initial Class	(2,036)	(4,627)
Service Class	(209)	(557)

	(2,245)	(5,184)

Net decrease in shares outstanding:
Initial Class	(1,490)	(580)
Service Class	(85)	(11)

	(1,575)	(591)

The notes to the financial statements are an integral part of this report.

12

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.73		$17.16	$15.29	$12.42	$11.30	$9.98
Investment operations
Net investment income(a)	0.12		0.28	0.29	0.25	0.18	0.11
Net realized and unrealized gain (loss)	0.28		(6.34)	2.05	2.67	1.34	1.45

Total operations	0.40		(6.06)	2.34	2.92	1.52	1.56

Distributions
From net investment income	—		(0.49)	(0.47)	(0.05)	(0.40)	(0.24)
From net realized gains	—		(1.88)	—	—	—	—

Total distributions	—		(2.37)	(0.47)	(0.05)	(0.40)	(0.24)

Net asset value
End of period/year	$9.13		$8.73	$17.16	$15.29	$12.42	$11.30

Total return(b)	4.58	%(c)	(38.83)%	15.60%	23.51%	13.79%	16.04%
Net assets end of period/year (000’s)	$112,579		$120,650	$247,159	$230,638	$190,875	$151,185
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07	%(d)	1.07%	1.02%	0.94%	0.94%	0.99%
Before reimbursement/fee waiver	1.20	%(d)	1.09%	1.04%	1.05%	1.12%	1.12%
Net investment income, to average net assets	2.89	%(d)	2.08%	1.75%	1.84%	1.62%	1.13%
Portfolio turnover rate	23	%(c)	27%	27%	17%	22%	63%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.70		$17.12	$15.28	$12.43	$11.32	$10.00
Investment operations
Net investment income(a)	0.11		0.25	0.25	0.21	0.15	0.05
Net realized and unrealized gain (loss)	0.28		(6.33)	2.04	2.67	1.36	1.48

Total operations	0.39		(6.08)	2.29	2.88	1.51	1.53

Distributions
From net investment income	—		(0.46)	(0.45)	(0.03)	(0.40)	(0.21)
From net realized gains	—		(1.88)	—	—	—	—

Total distributions	—		(2.34)	(0.45)	(0.03)	(0.40)	(0.21)

Net asset value
End of period/year	$9.09		$8.70	$17.12	$15.28	$12.43	$11.32

Total return(b)	4.48	%(c)	(39.05)%	15.27%	23.18%	13.61%	15.71%
Net assets end of period/year (000’s)	$8,673		$9,046	$17,983	$12,147	$4,917	$2,293
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32	%(d)	1.32%	1.27%	1.19%	1.19%	1.24%
Before reimbursement/fee waiver	1.45	%(d)	1.34%	1.29%	1.30%	1.37%	1.37%
Net investment income, to average net assets	2.64	%(d)	1.84%	1.47%	1.48%	1.27%	0.50%
Portfolio turnover rate	23	%(c)	27%	27%	17%	22%	63%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

13

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Active International Allocation VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

14

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
There were no recaptured commissions during the period ended June 30, 2009.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at June 30, 2009 are listed in the Schedule of Investments.
Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and is recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

15

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts at June 30, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income, related to Real Estate Investment Trusts (“REIT”), is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $1 billion	0.80%
Over $1 billion	0.775%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.07% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. The following amounts were available for recapture at June 30, 2009:

	Reimbursement of	Available for Recapture
	Class Expenses	Through
Fiscal Year 2008	$33	12/31/2011
Fiscal Year 2007	$51	12/31/2010
Fiscal Year 2006	$233	12/31/2009

16

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$24,570
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	29,916
U.S. Government	—

17

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 161, Disclosure About Derivative Instruments and Hedging Activities (“FAS 161”). The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as
hedging instruments under	Asset Derivatives			Liability Derivatives
Statement 133	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Receivables, Unrealized appreciation on forward foreign currency contracts	$142		Accounts payable and accrued liabilities, Unrealized depreciation on forward foreign currency contracts	$(41)
Equity Contracts	Receivables, Net Assets - Unrealized appreciation	40	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	(2	)(a)

Total		$182			$(43)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under
Statement 133	Futures	Forwards	Total
Foreign Exchange Contracts	$—	$294	$294
Equity Contracts	80	—	80

Total	$80	$294	$374

Net Increase (Decrease) in Unrealized Appreciation
(Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under
Statement 133	Futures	Forwards	Total
Foreign Exchange Contracts	$—	$(425)	$(425)
Equity Contracts	(32)	—	(32)

Total	$(32)	$(425)	$(457)

NOTE 5. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

18

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Active International Allocation VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the total expenses of the Portfolio were in line with the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

19

Transamerica Van Kampen Large Cap Core VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Van Kampen Large Cap Core VP
Initial Class	$1,000.00	$1,140.80	$4.46	$1,020.63	$4.21	0.84%
Service Class	1,000.00	1,139.20	5.78	1,019.39	5.46	1.09

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

% of Net
Asset Type	Assets
Common Stocks	98.5%
Repurchase Agreement	1.4
Other Assets and Liabilities - net(a)	0.1

Total	100.0%

(a)	The Other Assets and Liabilities - net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS - 98.5%
Air Freight & Logistics - 1.6%
CH Robinson Worldwide, Inc.	18,094	$944
Expeditors International of Washington, Inc.	50,766	1,693
Beverages - 2.2%
Coca-Cola Co.	30,900	1,483
Dr. Pepper Snapple Group, Inc. ‡	30,996	657
PepsiCo, Inc.	30,034	1,650
Capital Markets - 1.5%
Bank of New York Mellon Corp.	65,624	1,924
Goldman Sachs Group, Inc.	4,200	619
Chemicals - 3.5%
E.I. duPont de Nemours & Co.	36,899	945
Monsanto Co.	70,901	5,271
Commercial Banks - 1.2%
PNC Financial Services Group, Inc.	20,640	801
U.S. Bancorp	26,900	482
Wells Fargo & Co.	30,900	750
Communications Equipment - 4.1%
Cisco Systems, Inc. ‡	174,240	3,247
Qualcomm, Inc.	35,200	1,591
Research In Motion, Ltd. ‡	33,112	2,353
Computers & Peripherals - 4.9%
Apple, Inc. ‡	33,479	4,769
Dell, Inc. ‡	139,246	1,912
Hewlett-Packard Co.	22,000	850
International Business Machines Corp.	9,760	1,019
Construction Materials - 0.9%
Cemex SAB de CV ADR ‡	67,694	632
Martin Marietta Materials, Inc.	10,578	834
Consumer Finance - 0.8%
American Express Co.	61,129	1,421
Distributors - 1.2%
Li & Fung, Ltd.	802,000	2,152
Diversified Financial Services - 5.0%
Bank of America Corp.	70,945	936
BM&F Bovespa SA	232,218	1,396
CME Group, Inc. - Class A	6,358	1,978
JPMorgan Chase & Co.	64,900	2,214
Leucadia National Corp. ‡	102,367	2,159
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	83,400	2,072
Verizon Communications, Inc.	71,700	2,203
Electrical Equipment - 0.7%
Emerson Electric Co.	15,900	515
First Solar, Inc. ‡	4,749	770
Electronic Equipment & Instruments - 0.0%
Flextronics International, Ltd. ‡	14,200	58
Energy Equipment & Services - 0.6%
Halliburton Co.	52,200	1,081
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	3,600	165
CVS Caremark Corp.	33,300	1,061
Wal-Mart Stores, Inc.	51,100	2,475
Food Products - 3.2%
Cadbury PLC ADR	67,528	2,323
Kraft Foods, Inc. - Class A	86,541	2,193
Unilever NV	50,600	1,224
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. ‡	102,800	1,042
Gen-Probe, Inc. ‡	8,808	379
Intuitive Surgical, Inc. ‡	3,622	593
Health Care Providers & Services - 1.5%
Cardinal Health, Inc.	41,100	1,256
UnitedHealth Group, Inc.	29,100	727
WellPoint, Inc. ‡	11,400	580
Hotels, Restaurants & Leisure - 2.2%
Starbucks Corp. ‡	147,527	2,049
Wynn Resorts, Ltd. ‡	49,396	1,744
Household Products - 0.4%
Kimberly-Clark Corp.	7,300	382
Procter & Gamble Co.	5,000	256
Industrial Conglomerates - 0.8%
General Electric Co.	119,300	1,398
Insurance - 7.1%
Aflac, Inc.	9,500	295
Berkshire Hathaway, Inc. - Class A ‡	8	720
Berkshire Hathaway, Inc. - Class B ‡	1,151	3,333
Chubb Corp.	95,180	3,795
Loews Corp.	55,789	1,529
MetLife, Inc.	31,700	951
Travelers Cos., Inc.	47,700	1,958
Internet & Catalog Retail - 4.0%
Amazon.com, Inc. ‡	82,546	6,906
Internet Software & Services - 9.0%
Baidu, Inc. ADR ‡	4,188	1,261
eBay, Inc. ‡	210,990	3,614
Google, Inc. - Class A ‡	16,523	6,967
Tencent Holdings, Ltd.	238,400	2,782
Yahoo, Inc. ‡	70,163	1,099
IT Services - 3.7%
Accenture, Ltd. - Class A	12,900	432
Computer Sciences Corp. ‡	2,900	128
Mastercard, Inc. - Class A	14,235	2,382
Redecard SA	156,061	2,402
Visa, Inc. - Class A	15,426	960
Western Union Co.	6,600	108
Life Sciences Tools & Services - 1.0%
Illumina, Inc. ‡	43,271	1,685
Media - 7.5%
Comcast Corp. - Class A	231,714	3,357
Liberty Media Corp. Entertainment-Series A ‡	49,940	1,336
Liberty Media Corp. Interactive -Series A ‡	79,825	400
McGraw-Hill Cos., Inc.	27,681	833
News Corp. -Class B	122,800	1,298
Time Warner Cable, Inc. -Class A	18,135	574
Time Warner, Inc.	89,666	2,259
Viacom, Inc. -Class B ‡	145,150	3,295
Metals & Mining - 0.6%
Alcoa, Inc.	107,700	1,113
Multiline Retail - 1.4%
JC Penney Corp., Inc.	25,100	721
Macy’s, Inc.	52,873	622
Sears Holdings Corp. ‡	8,422	560
Target Corp.	12,900	509
The notes to the financial statements are an integral part of this report.

2

	Shares	Value
Office Electronics - 0.0%
Seagate Technology, Inc. ‡ Ə	36,900	$	♦
Oil, Gas & Consumable Fuels - 5.4%
BP PLC ADR	10,600		505
Chevron Corp.	7,000		464
ConocoPhillips	12,600		530
Exxon Mobil Corp.	4,834		338
Southwestern Energy Co. ‡	100,412		3,900
Total SA ADR	12,500		678
Ultra Petroleum Corp. ‡	75,790		2,956
Paper & Forest Products - 1.8%
International Paper Co.	202,633		3,066
Pharmaceuticals - 7.0%
Abbott Laboratories	20,500		964
Allergan, Inc.	45,176		2,149
Bristol-Myers Squibb Co.	100,400		2,039
Eli Lilly & Co.	28,900		1,001
GlaxoSmithKline PLC ADR	10,900		385
Pfizer, Inc.	111,600		1,674
Roche Holding AG ADR	12,840		438
Schering-Plough Corp.	90,900		2,284
Wyeth	31,000		1,407
Professional Services - 0.4%
Corporate Executive Board Co.	14,502		301
Monster Worldwide, Inc. ‡	37,282		440
Real Estate Management & Development - 1.5%
Brookfield Asset Management, Inc. -Class A	150,247		2,565
Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	63,300		1,047
KLA-Tencor Corp.	26,600		672
Software - 1.6%
Microsoft Corp.	28,100		668
Nintendo Co., Ltd. ADR	14,500		500
Salesforce.com, Inc. ‡	26,571		1,014
VMware, Inc. -Class A ‡	23,058		629
Specialty Retail - 1.0%
Home Depot, Inc.	37,700		891
Lowe’s Cos., Inc.	43,500		844
Tobacco - 1.4%
Altria Group, Inc.	61,100		1,001
Philip Morris International, Inc.	32,000		1,396
Transportation Infrastructure - 0.2%
China Merchants Holdings International Co., Ltd.	134,000		384
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV - Series L ADR	37,552		1,454

Total Common Stocks (cost $187,779)			171,996

	Principal
REPURCHASE AGREEMENT - 1.4%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $2,524 on 07/01/2009 •	$2,524	2,524

Total Repurchase Agreement (cost $2,524)

Total Investment Securities (cost $190,303) #		174,520
Other Assets and Liabilities - Net		119

Net Assets		$174,639

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

♦	Value is less than $1.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.83%, a maturity date of 07/01/2035, and with a market value plus accrued interest of $2,577.

#	Aggregate cost for federal income tax purposes is $190,303. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,102 and $23,885, respectively. Net unrealized appreciation for tax purposes is $15,783.
DEFINITIONS:

ADR	American Depositary Receipt
PLC	Public Limited Company
The notes to the financial statements are an integral part of this report.

3

(all amounts in thousands)
(unaudited)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$30,351	$—	$—	$30,351
Equities - Consumer Staples	15,205	—	—	15,205
Equities - Energy	10,452	—	—	10,452
Equities - Financials	29,826	—	—	29,826
Equities - Health Care	18,603	—	—	18,603
Equities - Industrials	7,279	—	—	7,279
Equities - Information Technology	42,463	—	♦	42,463
Equities - Materials	11,027	—	—	11,027
Equities - Telecommunication Services	6,790	—	—	6,790
Cash & Cash Equivalent - Repurchase Agreement	—	2,524	—	2,524

Total	$171,996	$2,524	$—	$174,520

Level 3 Rollforward

				Accrued		Total Unrealized	Net Transfers
	Beginning Balance		Net Purchases/	Discounts/	Total Realized	Appreciation/	In/(Out) of	Ending Balance
Securities	at 6/30/2009		(Sales)	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	at 6/30/2009
Equities - Information Technology	$	♦	$—	$—	$—	$—	$—	$	♦

Total	$	♦	$—	$—	$—	$—	$—	$	♦

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $187,779)	$171,996
Repurchase agreement, at value (cost: $2,524)	2,524
Receivables:
Investment securities sold	91
Shares sold	68
Dividends	183
Dividend reclaims	6

174,868

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	33
Shares redeemed	41
Management and advisory fees	121
Distribution and service fees	2
Administration fees	3
Printing fees	12
Other	17

229

Net assets	$174,639

Net assets consist of:
Capital stock ($.01 par value)	$168
Additional paid-in capital	197,711
Undistributed net investment income	1,953
Accumulated net realized loss from investment securities and foreign currency transactions	(9,410)
Net unrealized appreciation (depreciation) on:
Investment securities	(15,783)

Net assets	$174,639

Net assets by class:
Initial Class	$166,272
Service Class	8,367
Shares outstanding:
Initial Class	16,039
Service Class	792
Net asset value and offering price per share:
Initial Class	$10.37
Service Class	10.56
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $17)	$942
Securities lending income (net)	4

946

Expenses:
Management and advisory	391
Printing and shareholder reports	6
Custody	16
Administration	11
Legal	2
Audit and tax	8
Trustees	2
Transfer agent	1
Distribution and service:
Service Class	5
Other	1

Total expenses	443

Less management and advisory fee waiver	(2)

Net expenses	441

Net investment income	505

Net realized gain (loss) on transactions from:
Investment securities	131
Foreign currency transactions	(10)

121

Net increase in unrealized appreciation (depreciation) on:
Investment securities	12,576

Net realized and unrealized gain	12,697

Net increase in net assets resulting from operations	$13,202

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$505	$1,413
Net realized gain (loss) from investment securities and foreign currency transactions	121	(8,394)
Change in net unrealized appreciation (depreciation) on investment securities	12,576	(51,864)

Net increase (decrease) in net assets resulting from operations	13,202	(58,845)

Distributions to shareholders:
From net investment income:
Initial Class	—	(1,591)
Service Class	—	(34)

	—	(1,625)

From net realized gains:
Initial Class	—	(18,764)
Service Class	—	(451)

	—	(19,215)

Total distributions to shareholders	—	(20,840)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,671	2,615
Service Class	610	1,987

	2,281	4,602

Proceeds from fund acquisition:
Initial Class	87,536	—
Service Class	5,878	—

	93,414	—

Dividends and distributions reinvested:
Initial Class	—	20,355
Service Class	—	485

	—	20,840

Cost of shares redeemed:
Initial Class	(8,769)	(25,145)
Service Class	(441)	(730)

	(9,210)	(25,875)

Net increase (decrease) in net assets from capital shares transactions	86,485	(433)

Net increase (decrease) in net assets	99,687	(80,118)

Net assets:
Beginning of period/year	74,952	155,070

End of period/year	$174,639	$74,952

Undistributed net investment income	$1,953	$1,448

Share activity:
Shares issued:
Initial Class	171	186
Service Class	60	123

	231	309

Shares issued-reinvested from distributions:
Initial Class	—	1,508
Service Class	—	35

	—	1,543

Shares issued on fund acquisition:
Initial Class	8,789	—
Service Class	579	—

	9,368	—

Shares redeemed:
Initial Class	(961)	(1,702)
Service Class	(47)	(55)

	(1,008)	(1,757)

Net increase (decrease) in shares outstanding:
Initial Class	7,999	(8)
Service Class	592	103

	8,591	95

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.09		$19.04	$18.73	$18.23	$16.90	$15.26
Investment operations
Net investment income(a)	0.05		0.18	0.19	0.15	0.14	0.19
Net realized and unrealized gain (loss)	1.23		(7.25)	1.50	1.59	1.43	1.71

Total operations	1.28		(7.07)	1.69	1.74	1.57	1.90

Distributions
From net investment income	—		(0.23)	(0.19)	(0.18)	(0.24)	(0.26)
From net realized gains	—		(2.65)	(1.19)	(1.06)	—	—

Total distributions	—		(2.88)	(1.38)	(1.24)	(0.24)	(0.26)

Net asset value
End of period/year	$10.37		$9.09	$19.04	$18.73	$18.23	$16.90

Total return(b)	14.08	%(c)	(42.08)%	9.25%	(10.33)%	9.41%	12.75%
Net assets end of period/year (000’s)	$166,272		$73,100	$153,192	$180,443	$208,119	$234,150
Ratio and supplemental data
Expenses to average net assets	0.84	%(d)	0.83%	0.82%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.98	%(d)	1.20%	0.97%	0.81%	0.84%	1.23%
Portfolio turnover rate	65	%(c)	37%	37%	40%	50%	175%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.27		$19.36	$19.04	$18.52	$17.19	$15.51
Investment operations
Net investment income(a)	0.03		0.14	0.15	0.10	0.10	0.16
Net realized and unrealized gain (loss)	1.26		(7.38)	1.51	1.63	1.45	1.75

Total operations	1.29		(7.24)	1.66	1.73	1.55	1.91

Distributions
From net investment income	—		(0.20)	(0.15)	(0.15)	(0.22)	(0.23)
From net realized gains	—		(2.65)	(1.19)	(1.06)	—	—

Total distributions	—		(2.85)	(1.34)	(1.21)	(0.22)	(0.23)

Net asset value
End of period/year	$10.56		$9.27	$19.36	$19.04	$18.52	$17.19

Total return(b)	13.92	%(c)	(42.20)%	8.94%	10.06%	9.12%	12.53%
Net assets end of period/year (000’s)	$8,367		$1,852	$1,878	$1,428	$1,076	$805
Ratio and supplemental data
Expenses to average net assets	1.09	%(d)	1.08%	1.06%	1.07%	1.07%	1.07%
Net investment income, to average net assets	0.70	%(d)	0.98%	0.74%	0.55%	0.59%	1.03%
Portfolio turnover rate	65	%(c)	37%	37%	40%	50%	175%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.
The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Large Cap Core VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
On May 1, 2009, the Fund acquired all of the net assets of Transamerica Capital Guardian U.S. Equity VP pursuant to a plan of reorganization. Transamerica Van Kampen Large Cap Core VP is the accounting survivor. The acquisition was accomplished by a tax free exchange of 9,368 shares of the Fund for 20,467 shares of Transamerica Capital Guardian U.S. Equity VP outstanding on May 1, 2009. Transamerica Capital Guardian U.S. Equity VP’s net assets at that date, $93,414, including $16,551 unrealized depreciation, were combined with those of the Fund. The aggregate net assets of Transamerica Van Kampen Large Cap Core VP immediately before the acquisition was $76,483, the combined net assets of the Fund immediately after the acquisition was $169,897. Shares issued with the acquisition were as follows:

	Shares	Amount
Initial Class	8,789	$87,536
Service Class	579	5,878
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $6 are included in net realized gain (loss) in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

9

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
0.84% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

10

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the period ended June 30, 2009 were $2.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$178,024
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	72,181
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

11

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Large Cap Core VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the previous 1- and 3-year periods and above the median for the previous 5-year period. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Portfolio. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Portfolio were in line with the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

12

Transamerica Van Kampen Mid-Cap Growth VP
UNDERSTANDING YOUR FUND’S EXPENSES
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire period until June 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Van Kampen Mid-Cap Growth VP
Initial Class	$1,000.00	$1,246.50	$5.18	$1,020.18	$4.66	0.93%
Service Class	1,000.00	1,244.80	6.57	1,018.94	5.91	1.18

(a)	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
SCHEDULE OF INVESTMENTS COMPOSITION
At June 30, 2009
(the following chart summarizes the Schedule of Investments of the Fund by asset type)
(unaudited)

	% of Net
Asset Type	Assets
Common Stocks	95.8%
Repurchase Agreement	3.5
Preferred Stock	0.7
Other Assets and Liabilities - net(a)	(0.0	)(b)

Total	100.0%

(a)	The Other Assets and Liabilities - net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

(b)	Rounds to less than 0.05% or (0.05%).

1

SCHEDULE OF INVESTMENTS
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
PREFERRED STOCK - 0.7%
Pharmaceuticals - 0.7%
Ironwood Pharmaceuticals, 8.00% ▲ § ∞	198,702	$2,384
Total Preferred Stock (cost $2,384)

COMMON STOCKS - 95.8%
Air Freight & Logistics - 5.0%
CH Robinson Worldwide, Inc.	145,023	7,563
Expeditors International of Washington, Inc.	300,863	10,031
Capital Markets - 1.9%
Calamos Asset Management, Inc. -Class A	237,200	3,347
Greenhill & Co., Inc.	49,153	3,549
Chemicals - 4.3%
Intrepid Potash, Inc. ‡	198,635	5,578
Nalco Holding Co.	356,111	5,996
Rockwood Holdings, Inc. ‡	253,907	3,717
Commercial Services & Supplies - 1.2%
Covanta Holding Corp. ‡	244,246	4,142
Computers & Peripherals - 2.1%
Teradata Corp. ‡	319,251	7,480
Construction & Engineering - 1.3%
AECOM Technology Corp. ‡	149,084	4,771
Construction Materials - 3.0%
Martin Marietta Materials, Inc.	109,518	8,639
Texas Industries, Inc.	68,546	2,150
Distributors - 3.0%
Li & Fung, Ltd.	3,928,000	10,542
Diversified Consumer Services - 3.3%
New Oriental Education & Technology Group ADR ‡	99,217	6,683
Strayer Education, Inc.	23,276	5,077
Diversified Financial Services - 5.6%
IntercontinentalExchange, Inc. ‡	69,667	7,959
Leucadia National Corp. ‡	416,815	8,790
Moody’s Corp.	113,100	2,980
Health Care Equipment & Supplies - 4.1%
Gen-Probe, Inc. ‡	132,533	5,697
Intuitive Surgical, Inc. ‡	22,443	3,673
Mindray Medical International, Ltd. ADR	191,449	5,345
Hotels, Restaurants & Leisure - 8.2%
Ctrip.com International, Ltd. ADR ‡	252,580	11,695
Las Vegas Sands Corp. ‡	358,779	2,820
Starbucks Corp. ‡	577,101	8,017
Wynn Resorts, Ltd. ‡	196,748	6,945
Household Durables - 2.5%
Gafisa SA ADR	201,726	3,328
Mohawk Industries, Inc. ‡	57,504	2,052
NVR, Inc. ‡	7,395	3,715
Industrial Conglomerates - 0.9%
BYD Co., Ltd. -Class H ‡	813,500	3,259
Internet & Catalog Retail - 3.4%
NetFlix, Inc. ‡	66,112	2,733
priceline.com, Inc. ‡	84,629	9,441
Internet Software & Services - 10.8%
Alibaba.com, Ltd. ‡	3,880,800	6,910
Baidu, Inc. ADR ‡	43,615	13,133
Equinix, Inc. ‡	56,397	4,102
Tencent Holdings, Ltd.	1,240,200	14,475
IT Services - 2.7%
Redecard SA	621,100	9,557
Life Sciences Tools & Services - 6.6%
Illumina, Inc. ‡	362,361	14,109
Techne Corp.	145,711	9,298
Media - 2.1%
Discovery Communications, Inc. -Series C ‡	182,734	3,752
Groupe Aeroplan, Inc.	538,073	3,816
Multiline Retail - 1.0%
Sears Holdings Corp. ‡	53,551	3,562
Oil, Gas & Consumable Fuels - 10.4%
PetroHawk Energy Corp. ‡	142,999	3,189
Range Resources Corp.	76,516	3,169
Southwestern Energy Co. ‡	422,937	16,431
Ultra Petroleum Corp. ‡	367,190	14,320
Pharmaceuticals - 1.3%
Allergan, Inc.	96,228	4,579
Professional Services - 3.3%
Corporate Executive Board Co.	155,031	3,218
HIS, Inc. -Class A ‡	121,521	6,060
Monster Worldwide, Inc. ‡	218,932	2,586
Real Estate Management & Development - 1.6%
Brookfield Asset Management, Inc. -Class A	344,441	5,880
Software - 3.7%
Autodesk, Inc. ‡	249,964	4,744
Salesforce.com, Inc. ‡	222,530	8,494
Specialty Retail - 1.1%
Abercrombie & Fitch Co. -Class A	149,522	3,796
Wireless Telecommunication Services - 1.4%
Millicom International Cellular SA ‡	36,332	2,044
NII Holdings, Inc. ‡	161,164	3,073

Total Common Stocks (cost $423,226)		342,011

	Principal
REPURCHASE AGREEMENT - 3.5%
State Street Repurchase Agreement 0.01%, dated 06/30/2009, to be repurchased at $12,489 on 07/01/2009 •	$12,489	12,489

Total Repurchase Agreement (cost $12,489)

Total Investment Securities (cost $438,099) #		356,884
Other Assets and Liabilities - Net		(25)

Net Assets		$356,859

The notes to the financial statements are an integral part of this report.

2

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 06/30/2009.

‡	Non-income producing security.

§	Illiquid. This security aggregated to $2,384, or 0.67%, of the Fund’s net assets.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 2.88% to 3.74%, maturity dates of 04/01/2035, and with market values plus accrued interests of $12,739.

#	Aggregate cost for federal income tax purposes is $438,099. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $35,781 and $116,996, respectively. Net unrealized depreciation for tax purposes is $81,215.

∞	Restricted security. At 06/30/2009, the Fund owned the following security (representing 0.67% of the net assets) which was restricted to public resale:

Description	Date of Acquisition	Shares	Per Share	Cost	Value
Ironwood Pharmaceuticals, Inc.	09/11/2008	198,702	$12.00	$2,384	$2,384
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$87,974	$—	$—	$87,974
Equities - Energy	37,109	—	—	37,109
Equities - Financials	32,505	—	—	32,505
Equities - Health Care	45,086	—	—	45,086
Equities - Industrials	50,269	—	—	50,269
Equities - Information Technology	68,894	—	—	68,894
Equities - Materials	17,441	—	—	17,441
Equities - Telecommunication Services	5,117	—	—	5,117
Cash & Cash Equivalent - Repurchase Agreement	—	12,489	—	12,489

Total	$344,395	$12,489	$—	$356,884

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

Assets:
Investment securities, at value (cost: $425,610)	$344,395
Repurchase agreement, at value (cost: $12,489)	12,489
Receivables:
Investment securities sold	389
Shares sold	86
Dividends	96

357,455

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	182
Management and advisory fees	254
Distribution and service fees	1
Trustees fees	1
Administration fees	6
Printing fees	110
Other	42

596

Net assets	$356,859

Net assets consist of:
Capital stock ($.01 par value)	$211
Additional paid-in capital	870,214
Undistributed net investment income	22
Accumulated net realized loss from investment securities and foreign currency transactions	(432,373)
Net unrealized (depreciation) on:
Investment securities	(81,215)

Net assets	$356,859

Net assets by class:
Initial Class	$350,785
Service Class	6,074
Shares outstanding:
Initial Class	20,713
Service Class	363
Net asset value and offering price per share:
Initial Class	$16.94
Service Class	16.73
STATEMENT OF OPERATIONS
For the period ended June 30, 2009
(all amounts in thousands)
(unaudited)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $40)	$1,363
Interest income	3
Securities lending income (net)	91

1,457

Expenses:
Management and advisory	1,226
Printing and shareholder reports	100
Custody	43
Administration	30
Legal	6
Audit and tax	9
Trustees	6
Transfer agent	4
Distribution and service:
Service Class	6
Other	4

Total expenses	1,434

Net investment income	23

Net realized gain (loss) on transactions from:
Investment securities	(20,372)
Foreign currency transactions	1

(20,371)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	90,136

Net realized and unrealized gain	69,765

Net increase in net assets resulting from operations	$69,788

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS
For the period or year ended
(all amounts in thousands)

	June 30, 2009	December 31,
	(unaudited)	2008
From operations:
Net investment income	$23	$138
Net realized gain (loss) from investment securities and foreign currency transactions	(20,371)	(21,798)
Change in net unrealized appreciation (depreciation) on investment securities	90,136	(257,669)

Net increase (decrease) in net assets resulting from operations	69,788	(279,329)

Distributions to shareholders:
From net investment income:
Initial Class	—	(10,060)
Service Class	—	(173)
Total distributions to shareholders	—	(10,233)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,485	12,193
Service Class	1,409	3,006

	9,894	15,199

Dividends and distributions reinvested:
Initial Class	—	10,060
Service Class	—	173

	—	10,233

Cost of shares redeemed:
Initial Class	(20,643)	(91,618)
Service Class	(762)	(5,795)

	(21,405)	(97,413)

Net decrease in net assets from capital shares transactions	(11,511)	(71,981)

Net increase (decrease) in net assets	58,277	(361,543)

Net assets:
Beginning of period/year	298,582	660,125

End of period/year	$356,859	$298,582

Undistributed (accumulated) net investment income (loss)	$22	$(1)

Share activity:
Shares issued:
Initial Class	555	572
Service Class	93	141

	648	713

Shares issued-reinvested from distributions:
Initial Class	—	473
Service Class	—	8

	—	481

Shares redeemed:
Initial Class	(1,492)	(4,484)
Service Class	(55)	(296)

	(1,547)	(4,780)

Net (decrease) in shares outstanding:
Initial Class	(937)	(3,439)
Service Class	38	(147)

	(899)	(3,586)

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS
(unaudited for the period ended June 30, 2009)
For a share outstanding throughout each period

			Initial Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$13.59		$25.83	$21.08	$19.18	$17.85	$16.66
Investment operations
Net investment income (loss)(a)	—	(b)	— (b)	0.11	0.05	(0.02)	0.01
Net realized and unrealized gain (loss)	3.35		(11.80)	4.64	1.85	1.37	1.18

Total operations	3.35		(11.80)	4.75	1.90	1.35	1.19

Distributions
From net investment income	—		(0.44)	—	—	(0.02)	—

Total distributions	—		(0.44)	—	—	(0.02)	—

Net asset value
End of period/year	$16.94		$13.59	$25.83	$21.08	$19.18	$17.85

Total return(c)	24.65	%(d)	(46.29)%	22.53%	9.91%	7.55%	7.14%
Net assets end of period/year (000’s)	$350,785		$294,219	$648,069	$593,375	$642,496	$702,974
Ratio and supplemental data
Expenses to average net assets	0.93	%(e)	0.87%	0.89%	0.89%	0.92%	0.89%
Net investment income (loss), to average net assets	0.02	%(e)	0.03%	0.47%	0.24%	(0.13)%	0.09%
Portfolio turnover rate	11	%(d)	39%	76%	65%	177%	170%
For a share outstanding throughout each period

			Service Class
	Period ended		Year Ended December 31,
	June 30, 2009		2008	2007	2006		2005	2004
Net asset value
Beginning of period/year	$13.44		$25.56	$20.91	$19.07		$17.78	$16.63
Investment operations
Net investment income (loss)(a)	(0.02)		(0.05)	0.05	—	(b)	(0.07)	0.01
Net realized and unrealized gain (loss)	3.31		(11.68)	4.60	1.84		1.36	1.14

Total operations	3.29		(11.73)	4.65	1.84		1.29	1.15

Distributions
From net investment income	—		(0.39)	—	—		—	—

Total distributions	—		(0.39)	—	—		—	—

Net asset value
End of period/year	$16.73		$13.44	$25.56	$20.91		$19.07	$17.78

Total return(c)	24.48	%(d)	(46.44)%	22.24%	9.59%		7.31%	6.92%
Net assets end of period/year (000’s)	$6,074		$4,363	$12,057	$6,634		$4,758	$2,971
Ratio and supplemental data
Expenses to average net assets	1.18	%(e)	1.12%	1.14%	1.14%		1.17%	1.15%
Net investment income (loss), to average net assets	(0.24)	%(e)	(0.22)%	0.21%	—	%(f)	(0.40)%	0.06%
Portfolio turnover rate	11	%(d)	39%	76%	65%		177%	170%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Not annualized.

(e)	Annualized.

(f)	Rounds to less than (0.01%) or 0.01%.
The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Mid-Cap Growth VP (the “Fund”) is part of TST. For information on investment objectives and strategies, please refer to the Fund’s prospectus.
The Fund currently offers two classes of shares: an Initial Class and a Service Class.
This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Investment company securities are valued at the net asset value of the underlying portfolio.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund’s net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:
Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, at June 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund’s Schedule of Investments.

7

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Repurchase agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.
Recaptured commissions during the period ended June 30, 2009 of $3 are included in net realized loss in the Statement of Operations.
Securities lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statement of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedule of Investments and Statement of Assets and Liabilities. There were no securities on loan at June 30, 2009.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
NOTE 2. RELATED PARTY TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

8

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Fund are also officers and/or directors of TAM, TFS, and TCI.
The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at June 30, 2009:

	Market Values	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$229	0.06%

Total	$229	0.06%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $1 billion	0.80%
Over $1 billion	0.775%
TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:
1.00% Expense Limit
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.
There were no amounts recaptured during the period ended June 30, 2009. There are no amounts available for recapture at June 30, 2009.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.
The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.
The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%
TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.
Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

9

NOTES TO FINANCIAL STATEMENTS (continued)
At June 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of TST.
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of TST upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by TST on a pro rata basis allocable to each fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At June 30, 2009, the Fund’s remaining liability related to the Emeritus Plan totaled $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of TST.
The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Fund continues to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the period ended June 30, 2009 were $9.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Purchases of securities:
Long-term	$33,472
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	51,767
U.S. Government	—
NOTE 4. FEDERAL INCOME TAX MATTERS
The Fund has not made any provisions for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

10

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Mid-Cap Growth VP (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line with the median for its peer universe for the past 1-year period, above the median for the past 3-year period and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the median for its peer group and below the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.
Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

11

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
A description of Transamerica Series Trust’s proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 9012
Clearwater, FL 33758-9012

Distributor:	Transamerica Capital, Inc.
4600 South Syracuse Street
Denver, CO 80237

Customer Service: 1-800-851-9777